UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-3919

Name of Registrant:	Vanguard STAR Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code:	(610) 669-1000

Date of fiscal year end:	October 31
Date of reporting period:	November 1, 2008 – October 31, 2009

Item 1: Reports to Shareholders

Vanguard STAR® Fund
Annual Report
October 31, 2009

> Vanguard STAR Fund returned 19.74% for the fiscal year ended

October 31, 2009.

> The fund’s return for the period surpassed that of its benchmark, the

STAR Composite Index, and the average return of a composite of peer-

group funds weighted to approximate STAR’s asset allocation.

> Each of the STAR Fund’s 11 underlying funds posted positive returns for the fiscal year. The fund’s equity funds generally performed better than its bond funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	8
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	21
About Your Fund’s Expenses	22
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard STAR Fund	VGSTX	19.74%
STAR Composite Index[1]		15.32
STAR Composite Average[2]		16.05

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard STAR Fund	$15.33	$16.96	$0.552	$0.626

1 The STAR Composite Index is weighted 50% Morgan Stanley Capital International (MSCI) US Broad Market Index, 25% Barclays
Capital U.S. Aggregate Bond Index, 12.5% Barclays Capital 1–5 Year U.S. Credit Index, and 12.5% MSCI Europe, Australasia, Far East
(EAFE) Index.
2 The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 50% general equity funds average, 25%
fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 12.5% international funds average.

1

President’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2009, Vanguard STAR Fund returned 19.74%. The fund significantly outpaced its benchmark index, the STAR Composite Index (+15.32%), and a composite of fund peer groups (+16.05%) that is weighted to approximate STAR’s asset allocation.

The STAR Fund invests in 11 actively managed Vanguard mutual funds, which in turn invest in domestic and international stocks, as well as fixed income holdings. During the fund’s fiscal year, each of its underlying funds produced a double-digit return. The STAR Fund’s stock holdings generally outperformed its bond holdings.

If you own the STAR Fund in a taxable account, you may wish to review the section on the fund’s after-tax returns, which appears later in this report.

A vicious bear market quickly turned bullish

A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to

2

revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 were barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

The bond market experienced an equally dramatic turnaround

The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	11.20%	–6.84%	0.71%
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06
MSCI All Country World Index ex USA (International)	34.79	–2.49	7.58

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

3

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’ appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, raising their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-

term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Domestic and international stocks recorded the best results

STAR follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds and 30% to 40% of its assets in three bond funds. The fund met its goal of producing an above-benchmark performance for the year.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired	Composite
	Fund Fees	Benchmark
	and Expenses[1]	Expense Ratio[2]
STAR Fund	0.32%	1.22%

1 This figure—drawn from the prospectus dated September 23, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the STAR Fund invests. The STAR
Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2009, the annualized acquired fund fees and expenses were 0.37%.
2 Based on the STAR Composite Average, which is weighted 50% general equity funds average, 25% fixed income funds average, 12.5%
1–5 year investment-grade funds average, and 12.5% international funds average. The figure is derived from data provided by Lipper Inc.
and captures information through year-end 2008.

4

As the credit market crisis persisted through the first half of the fiscal year, most of the STAR Fund’s stock holdings plummeted. STAR’s underlying stock funds include both the stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. Not surprisingly, the fund’s three bond funds performed well in this uncertain market environment as investors sought the relative safety of bonds over the long-term potential opportunity in the stock market. The bond market’s strength helped counter the weakness in the broader stock market.

It was an entirely different story in the second half of the fiscal year. As credit markets eased and investors gained confidence in the government’s efforts to stabilize global markets, stocks began to rebound. International equities led the rally. STAR’s two international funds—International Growth and International Value—soared, returning more than 30% each for the second half of the period.

On the domestic front, STAR’s two value-oriented funds, Windsor and Windsor II, not only produced solid results for the fiscal year, they also beat their respective benchmarks by significant margins. These funds maneuvered through the earlier part of the year by investing in defensive stocks and positioned themselves to benefit from the uptick in stock prices during the second half. All of STAR’s growth funds ended the period with double-digit returns, but only

		Total Returns for
Vanguard Fund	Percentage of	12 Months Ended
(Investor Shares)	STAR’s Assets[1]	October 31, 2009
Stock Funds
Windsor™ II	16.3%	12.0%
Windsor	8.6	18.2
U.S. Growth	6.8	15.9
PRIMECAP	6.8	12.0
Morgan™ Growth	6.8	15.1
International Value	6.2	28.3
International Growth	6.2	32.9
Explorer™	4.1	14.5
Bond Funds
Long-Term Investment-Grade	12.8%	35.0%
GNMA	12.7	11.3
Short-Term Investments
Short-Term Investment-Grade	12.7%	14.4%
Combined	100.0%	19.7%

1 As of October 31, 2009.

5

the PRIMECAP Fund and International Growth Fund managed to beat their benchmark indexes.

The fund’s bond holdings, which focus on short- and long-term investment-grade corporate bonds and GNMA mortgage-backed securities, performed well in the second half of the fiscal year, but for the most part not as well as stocks. For the 12 months, each of the three bond funds fell short of its benchmark’s performance partly because of the funds’ customary bias toward higher-quality securities and, in the case of the GNMA Fund, its relatively short average weighted maturity. Over the full 12 months, lower-quality and longer-maturity securities tended to perform best.

The fund’s balanced approach is key to its long-term performance

For the ten years ended October 31, 2009, the STAR Fund posted an average annual return of 4.89%. The fund outperformed its benchmark (+2.84%), its peer group (+2.58%), and the Dow Jones U.S. Total Stock Market Index (+0.06%), for the period.

The fund’s balanced strategy has helped protect it during volatile periods in the stock market, such as the one we experienced this past fiscal year. By investing in both stocks and bonds, the STAR Fund is positioned to benefit from stocks’ long-term potential, while securing some protection from the stock market’s occasional downturns through an allocation to bonds.

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
STAR Fund	4.89%
STAR Composite Index[1]	2.84
STAR Composite Average[2]	2.58

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman U.S. Aggregate Bond Index, and 12.5%
Citigroup 3-Month Treasury Bill Index through December 31, 2002; 50% Dow Jones Wilshire 5000 Index, 25% Lehman U.S. Aggregate
Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad
Market Index, 25% Barclays Capital U.S. Aggregate Bond Index, 12.5% Barclays Capital 1–5 Year U.S. Credit Index, and 12.5% MSCI
EAFE Index thereafter.
2 The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% general equity funds average, 25%
fixed income funds average, and 12.5% money market funds average through December 31, 2002; and 50% general equity funds average,
25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 12.5% international funds average thereafter.

6

Focus on the long term in times of uncertainty

Investors have endured a tumultuous period in the U.S. stock market this fiscal year.

Challenging times in the financial markets often force us to take a closer look at our portfolio and investment goals. At Vanguard, we encourage you to focus on the long term and avoid making hasty decisions based on the markets’ short-term volatility. It’s important to adhere to the time-tested principles of balance and diversification, both within and across asset classes.

One of the best ways to temper the markets’ fluctuations is to develop a well-balanced and diversified portfolio that is consistent with your long-term goals, time horizon, and risk tolerance. Such a portfolio should include a cost-efficient mix of stocks, bonds, and short-term reserves.

Vanguard STAR Fund’s mix of domestic and international stocks as well as bonds can play an important role in such an investment plan. It can help your portfolio to endure the ups and downs of the market by adding balance and diversification, or stand on its own as a well-balanced, all-in-one portfolio.

Thank you for investing your assets at Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 11, 2009

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	3,238,376,491	48,158,442	98.5%
Charles D. Ellis	3,220,296,621	66,238,311	98.0%
Emerson U. Fullwood	3,234,626,268	51,908,665	98.4%
Rajiv L. Gupta	3,233,667,602	52,867,331	98.4%
Amy Gutmann	3,235,485,956	51,048,977	98.4%
JoAnn Heffernan Heisen	3,236,403,610	50,131,323	98.5%
F. William McNabb III	3,236,819,920	49,715,013	98.5%
André F. Perold	3,232,519,097	54,015,835	98.4%
Alfred M. Rankin, Jr.	3,236,021,880	50,513,052	98.5%
Peter F. Volanakis	3,238,134,065	48,400,867	98.5%

* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
STAR Fund
2a	511,715,969	10,770,276	20,605,010	16,152,401	91.5%
2b	509,878,055	12,684,550	20,528,652	16,152,400	91.2%
2c	500,267,023	12,148,510	30,675,723	16,152,401	89.5%
2d	502,987,781	12,509,081	27,594,393	16,152,401	89.9%
2e	503,217,062	11,480,529	28,393,665	16,152,400	90.0%
2f	505,177,082	11,949,760	25,964,412	16,152,402	90.3%
2g	512,913,509	11,151,329	19,026,417	16,152,402	91.7%

8

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
STAR Fund	96,645,940	22,613,443	423,831,863	16,152,410	17.3%

9

STAR Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
Fund
Yield[1]	3.1%
Acquired Fund Fees and Expenses[2]	0.32%

Allocation to Underlying Vanguard Funds

Stock Funds
Windsor II	16.3%
Windsor	8.6
U.S. Growth	6.8
PRIMECAP	6.8
Morgan Growth	6.8
International Value	6.2
International Growth	6.2
Explorer	4.1
Bond Funds
Long-Term Investment-Grade	12.8%
GNMA	12.7
Short-Term Investments
Short-Term Investment-Grade	12.7%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	0.99
Beta	1.04

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1 30-day SEC yield. See the Glossary.
2 This figure—drawn from the prospectus dated September 23, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the STAR Fund invests. The
STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2009, the annualized acquired fund fees and expenses were 0.37%.
3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
4 The STAR Composite Index is weighted 50% Morgan Stanley Capital International (MSCI) US Broad Market Index, 25% Barclays
Capital U.S. Aggregate Bond Index, 12.5% Barclays Capital 1–5 Year U.S. Credit Index, and 12.5% MSCI Europe, Australasia,
Far East (EAFE) Index.

10

STAR Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
STAR Fund[1]	19.74%	3.84%	4.89%	$16,119
Dow Jones U.S. Total Stock Market Index	11.34	1.06	0.06	10,056
STAR Composite Index[2]	15.32	3.31	2.84	13,233
STAR Composite Average[3]	16.05	2.36	2.58	12,904

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman U.S. Aggregate Bond Index, and 12.5%
Citigroup 3-Month Treasury Bill Index through December 31, 2002; 50% Dow Jones Wilshire 5000 Index, 25% Lehman U.S. Aggregate
Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad
Market Index, 25% Barclays Capital U.S. Aggregate Bond Index, 12.5% Barclays Capital 1–5 Year U.S. Credit Index, and 12.5% MSCI
EAFE Index thereafter.
3 The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% general equity funds average, 25%
fixed income funds average, and 12.5% money market funds average through December 31, 2002, and 50% general equity funds average,
25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 12.5% international funds average thereafter.

11

STAR Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
STAR Fund[2]	3/29/1985	5.53%	4.41%	2.21%	3.08%	5.29%

1 The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman U.S. Aggregate Bond Index, and 12.5%
Citigroup 3-Month Treasury Bill Index through December 31, 2002; 50% Dow Jones Wilshire 5000 Index, 25% Lehman U.S. Aggregate
Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad
Market Index, 25% Barclays Capital U.S. Aggregate Bond Index, 12.5% Barclays Capital 1–5 Year U.S. Credit Index, and 12.5% MSCI
EAFE Index thereafter.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights for dividend and capital gains information.

12

STAR Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (49.4%)
Vanguard Windsor II Fund Investor Shares	87,580,944	1,946,049
Vanguard Windsor Fund Investor Shares	95,113,162	1,043,391
Vanguard U.S. Growth Fund Investor Shares	53,774,301	825,436
Vanguard PRIMECAP Fund Investor Shares	15,304,246	823,521
Vanguard Morgan Growth Fund Investor Shares	58,514,360	820,956
Vanguard Explorer Fund Investor Shares	9,652,038	499,686
		5,959,039
International Stock Funds (12.4%)
Vanguard International Value Fund	24,943,380	747,054
Vanguard International Growth Fund Investor Shares	45,775,660	746,144
		1,493,198
Bond Funds (25.5%)
Vanguard Long-Term Investment-Grade Fund Investor Shares	168,967,710	1,544,365
Vanguard GNMA Fund Investor Shares	142,771,533	1,539,077
		3,083,442
Short-Term Bond Fund (12.7%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	145,180,095	1,538,909
Total Investment Companies (Cost $10,872,269)		12,074,588
Other Assets and Liabilities (0.0%)
Other Assets		33,022
Liabilities		(31,397)
		1,625
Net Assets (100%)
Applicable to 712,067,542 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		12,076,213
Net Asset Value Per Share		$16.96

13

STAR Fund

At October 31, 2009, net assets consisted of:

Amount
($000)
Paid-in Capital	11,111,665
Undistributed Net Investment Income	68,584
Accumulated Net Realized Losses	(306,355)
Unrealized Appreciation (Depreciation)	1,202,319
Net Assets	12,076,213

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

14

STAR Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Income Distributions Received	354,756
Net Investment Income—Note B	354,756
Realized Net Gain (Loss)
Capital Gain Distributions Received	98,984
Investment Securities Sold	(308,029)
Realized Net Gain (Loss)	(209,045)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,805,741
Net Increase (Decrease) in Net Assets Resulting from Operations	1,951,452

See accompanying Notes, which are an integral part of the Financial Statements.

15

STAR Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	354,756	408,314
Realized Net Gain (Loss)	(209,045)	499,748
Change in Unrealized Appreciation (Depreciation)	1,805,741	(5,074,944)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,951,452	(4,166,882)
Distributions
Net Investment Income	(376,099)	(429,438)
Realized Capital Gain[1]	(420,804)	(548,222)
Total Distributions	(796,903)	(977,660)
Capital Share Transactions
Issued	1,031,935	1,122,273
Issued in Lieu of Cash Distributions	772,281	950,772
Redeemed	(1,310,111)	(1,710,879)
Net Increase (Decrease) from Capital Share Transactions	494,105	362,166
Total Increase (Decrease)	1,648,654	(4,782,376)
Net Assets
Beginning of Period	10,427,559	15,209,935
End of Period[2]	12,076,213	10,427,559

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $152,838,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $68,584,000 and $89,927,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

STAR Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.33	$22.80	$21.04	$19.14	$17.92
Investment Operations
Net Investment Income	.516	.600	.626	.533	.460
Capital Gain Distributions Received	.142	.967	.669	.378	.010
Net Realized and Unrealized Gain (Loss)
on Investments	2.150	(7.578)	1.392	1.554	1.190
Total from Investment Operations	2.808	(6.011)	2.687	2.465	1.660
Distributions
Dividends from Net Investment Income	(.552)	(.634)	(.600)	(.510)	(.440)
Distributions from Realized Capital Gains	(.626)	(.825)	(.327)	(.055)	—
Total Distributions	(1.178)	(1.459)	(.927)	(.565)	(.440)
Net Asset Value, End of Period	$16.96	$15.33	$22.80	$21.04	$19.14

Total Return[1]	19.74%	–27.94%	13.14%	13.13%	9.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,076	$10,428	$15,210	$13,522	$11,547
Ratio of Total Expenses to
Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.35%	3.00%	2.85%	2.64%	2.44%
Portfolio Turnover Rate	21%	24%	8%	9%	6%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The acquired fund fees and expenses were 0.37%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

STAR Fund

Notes to Financial Statements

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

18

STAR Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2009, the fund had $68,455,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $299,655,000 to offset future net capital gains through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $10,878,839,000.

Net unrealized appreciation of investment securities for tax purposes was $1,195,749,000, consisting of unrealized gains of $1,446,693,000 on securities that had risen in value since their purchase and $250,944,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2009, the fund purchased $2,397,581,000 of investment securities and sold $2,235,425,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	68,174	56,993
Issued in Lieu of Cash Distributions	53,393	46,267
Redeemed	(89,493)	(90,316)
Net Increase (Decrease) in Shares Outstanding	32,074	12,944

G. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

19

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard STAR Funds and the Shareholders of Vanguard STAR Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2009

Special 2009 tax information (unaudited) for Vanguard STAR Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $420,804,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $133,640,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 23.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: STAR Fund1
Periods Ended October 31, 2009

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.74%	3.84%	4.89%
Returns After Taxes on Distributions	17.81	2.63	3.31
Returns After Taxes on Distributions and Sale of Fund Shares	13.71	2.81	3.41

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the STAR Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
STAR Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,182.59	$2.04
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

1 The calculations are based on the STAR Fund’s acquired fund fees and expenses for the most recent six-month period. The STAR Fund’s annualized expense figure for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	Founder
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q560 122009

Vanguard LifeStrategy® Funds
Annual Report
October 31, 2009

Vanguard LifeStrategy Income Fund
Vanguard LifeStrategy Conservative Growth Fund
Vanguard LifeStrategy Moderate Growth Fund
Vanguard LifeStrategy Growth Fund

> For the fiscal year ended October 31, 2009, returns for the Vanguard LifeStrategy

Funds ranged from 12.83% for the most conservative of the four funds to 13.82%

for the fund with a moderately aggressive asset allocation.

> Despite these solid results, each of the LifeStrategy Funds trailed the return of its corresponding benchmark index. Only the LifeStrategy Conservative Growth

Fund was ahead of the return of its peer-group composite average.

> Vanguard Asset Allocation Fund, which makes up about one-quarter of the assets of each LifeStrategy Fund, restrained the funds’ 12-month returns.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	8
LifeStrategy Income Fund	10
LifeStrategy Conservative Growth Fund	20
LifeStrategy Moderate Growth Fund	30
LifeStrategy Growth Fund	39
Your Fund’s After-Tax Returns	51
About Your Fund’s Expenses	52
Glossary	54

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
	Ticker	Total
	Symbol	Return
Vanguard LifeStrategy Income Fund	VASIX	12.83%
Income Composite Index[1]		13.83
Income Composite Average[2]		13.39

Vanguard LifeStrategy Conservative Growth Fund	VSCGX	13.72%
Conservative Growth Composite Index[1]		14.34
Conservative Growth Composite Average[2]		13.44

Vanguard LifeStrategy Moderate Growth Fund	VSMGX	13.82%
Moderate Growth Composite Index[1]		14.54
Moderate Growth Composite Average[2]		16.79

Vanguard LifeStrategy Growth Fund	VASGX	13.74%
Growth Composite Index[1]		14.57
Growth Composite Average[2]		16.42

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
	Starting	Ending	Distributions Per Share
	Share	Share	Income	Capital	30-Day
	Price	Price	Dividends	Gains	SEC Yield
Vanguard LifeStrategy Income Fund	$12.13	$13.20	$0.451	$0.000	2.45%
Vanguard LifeStrategy Conservative
Growth Fund	13.46	14.81	0.448	0.000	2.49
Vanguard LifeStrategy Moderate
Growth Fund	15.56	17.16	0.482	0.000	2.03
Vanguard LifeStrategy Growth Fund	16.86	18.66	0.441	0.000	2.06

1 Total returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for
U.S. stocks, the Morgan Stanley Capital International (MSCI) US Broad Market Index; for international stocks, the MSCI Europe, Australasia,
Far East (MSCI EAFE) Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for short-term investments, the Barclays Capital
U.S. 1–3 Year Credit Bond Index.
2 Each average is a blended composite that weights the return of the comparable mutual funds average for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. All average returns for funds are derived from data provided by Lipper Inc. The Income
Composite Average is weighted 60% fixed income funds average, 20% general equity funds average, and 20% money market funds average.
The Conservative Growth Composite Average is weighted 40% fixed income funds average, 35% general equity funds average, 20% money market funds average, and 5% international funds average. The Moderate Growth Composite Average is weighted 50% general equity funds average, 40% fixed income funds average, and 10% international funds average. The Growth Composite Average is weighted 65% general equity funds average, 20% fixed income funds average, and 15% international funds average.

1

President’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2009, the Vanguard LifeStrategy Funds’ returns ranged from 12.83% for the conservative LifeStrategy Income Fund to 13.82% for the LifeStrategy Moderate Growth Fund.

After a tumultuous year in global stock markets, each of the four LifeStrategy Funds lagged its respective benchmark composite index. Only the LifeStrategy Conservative Growth Fund was ahead of the return of its peer-group composite average.

As “funds of funds,” the LifeStrategy Funds pursue their investment objectives by investing in other Vanguard mutual funds. Overall, the LifeStrategy Funds’ returns were weakened by the lackluster performance of the underlying Asset Allocation Fund. Representing about one-fourth of each LifeStrategy Fund, the Asset Allocation Fund fell behind its benchmark index and peer mutual funds average because of its heavy commitment to stocks during the worst period of the credit-market crisis.

If you own a LifeStrategy Fund in a taxable account, you may wish to review the section later in this report on the funds’ after-tax returns.

2

A vicious bear market quickly turned bullish

A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 were barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	11.20%	–6.84%	0.71%
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06
MSCI All Country World Index ex USA (International)	34.79	–2.49	7.58

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

3

The bond market experienced an equally dramatic turnaround

The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’

appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, pushing up their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired	Peer-Group
	Fund Fees and	Expense
	Expenses[1]	Ratio[2]
LifeStrategy Income Fund	0.22%	1.05%
LifeStrategy Conservative Growth Fund	0.22	1.12
LifeStrategy Moderate Growth Fund	0.22	1.22
LifeStrategy Growth Fund	0.21	1.29

1 This figure—drawn from the prospectus dated June 8, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the LifeStrategy Funds invest. The LifeStrategy
Funds do not charge any expenses or fees of their own. For the fiscal year ended October 31, 2009, the annualized acquired fund fees and expenses were 0.23% for the LifeStrategy Income Fund, 0.24% for the LifeStrategy Conservative Growth Fund, 0.23% for the LifeStrategy
Moderate Growth Fund, and 0.23% for the LifeStrategy Growth Fund.
2 Peer groups are (from top to bottom) the Income Composite Average, the Conservative Growth Composite Average, the Moderate Growth
Composite Average, and the Growth Composite Average. Each average is a blended composite that weights the expense ratio of the comparable mutual funds average for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. Peer-
group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

4

Funds produced strong returns, but they could have been better

The Vanguard LifeStrategy Funds offer investors a balanced and diversified portfolio based on their risk tolerance. Up to five underlying Vanguard funds—primarily index portfolios that track U.S. bond and stock markets and international equity markets—make up each of the LifeStrategy Funds.

As the credit-market crisis spread in the first half of the fiscal year, the LifeStrategy Funds’ equity holdings plummeted. Not surprisingly, the LifeStrategy Income Fund and the LifeStrategy Conservative Growth Fund—the funds in the series with the largest bond allocations—were the only ones to post positive returns at the time. Although the funds did not beat their respective benchmark composite indexes for the six months, the bond market’s strength helped moderate declines in their stock holdings.

In the second half of the fiscal year, as investors gained confidence in various governments’ efforts to stabilize global markets, stocks began to turn around. The LifeStrategy Funds with the highest exposure to domestic and international stocks gained the most. Vanguard Total International Stock Index Fund, Vanguard Total Stock Market Index Fund, and the Asset Allocation Fund each recorded double-digit returns for the six months ended October 31, 2009. For the full year, all four LifeStrategy Funds recorded solid double-digit returns.

Target and Actual Asset Allocations
Percentages as of October 31, 2009
					Short-Term
		Stocks[1]		Bonds	Investments
	Target	Actual	Target	Actual	Target	Actual
LifeStrategy Income Fund	20%	22%	60%	58%	20%	20%
LifeStrategy Conservative Growth Fund	40	42	40	38	20	20
LifeStrategy Moderate Growth Fund	60	62	40	38	0	0
LifeStrategy Growth Fund	80	82	20	18	0	0

1 Actual international stock positions for the Income, Conservative Growth, Moderate Growth, and Growth Funds equaled 0%, 5%, 10%, and 15% of assets, respectively.

5

For the fiscal year, each LifeStrategy Fund fell short of its composite benchmark index. All of the underlying index funds succeeded in capturing the returns of their respective benchmarks. By contrast, the Asset Allocation Fund and the Short-Term Investment-Grade Fund fell behind their respective benchmarks.

Overall, the LifeStrategy Funds’ performance for the year was affected the most by the poor performance of the Asset Allocation Fund, an actively managed fund that relies on a quantitative model to determine an optimal allocation among bonds, stocks, and short-term reserves. Between November 2008 and February 2009, a period of steep declines in the stock market, the Asset Allocation Fund devoted 90% to 100% of its assets to equities. The fund’s gains later in the year did not make up for its earlier losses. The performance of the Asset Allocation Fund detracted about 1 percentage point from each of the LifeStrategy Funds. (For information on the target percentages and actual asset allocations of the LifeStrategy Funds, see the table accompanying this report.)

A balanced approach smoothes short-term bumps

Over the ten-year period ended October 31, 2009, the LifeStrategy Funds’ annualized returns ranged from 1.56% for the LifeStrategy Growth Fund to 4.59%

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
LifeStrategy Income Fund	4.59%
Income Composite Index	4.81
Income Composite Average[1]	3.66
LifeStrategy Conservative Growth Fund	3.67
Conservative Growth Composite Index	3.78
Conservative Growth Composite Average[1]	3.02
LifeStrategy Moderate Growth Fund	2.81
Moderate Growth Composite Index	3.09
Moderate Growth Composite Average[1]	2.68
LifeStrategy Growth Fund	1.56
Growth Composite Index	1.83
Growth Composite Average[1]	1.83

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Each average is a blended composite that weights the return of the comparable mutual funds average for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. All together, the composites use returns for the fixed income funds average, the general equity funds average, the international funds average, and the money market funds average. These returns are derived from data provided by Lipper Inc.

6

for the LifeStrategy Income Fund. While none of the LifeStrategy Funds beat their benchmark indexes for that period, three funds—LifeStrategy Income, LifeStrategy Conservative Growth, and LifeStrategy Moderate Growth—outperformed the annual average return of their peers for the decade.

Despite the LifeStrategy Funds’ recent hurdles, the funds’ balanced portfolios have helped protect investors during volatile periods in the stock market such as we experienced this past fiscal year. By investing in stocks and bonds, the funds are positioned to benefit from stocks’ long-term potential, while securing some protection from the stock market’s occasional downturns through an allocation to bonds.

A long-term perspective is key during trying times

Investors endured a tumultuous period in the U.S. stock market over the year ended October 31.

Challenging periods in the financial markets often force us to take a closer look at our portfolio and investment goals. At Vanguard, we encourage you to focus on the long term and avoid making hasty decisions based on the markets’ short-term volatility. It’s important to focus on time-tested principles of balance and diversification, both within and across asset classes.

One of the best ways to do that is to develop a broadly diversified portfolio of stocks and bonds in proportions consistent with your goals, risk tolerance, and time horizon, and then try to stick with it. The LifeStrategy Funds can play an important role in such a portfolio by enhancing its diversification while helping to manage its risk.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 12, 2009

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

LifeStrategy Income Fund, LifeStrategy Conservative Growth Fund, LifeStrategy Moderate Growth Fund, LifeStrategy Growth Fund*

			Percentage
Trustee	For	Withheld	For
John J. Brennan	3,238,376,491	48,158,442	98.5%
Charles D. Ellis	3,220,296,621	66,238,311	98.0%
Emerson U. Fullwood	3,234,626,268	51,908,665	98.4%
Rajiv L. Gupta	3,233,667,602	52,867,331	98.4%
Amy Gutmann	3,235,485,956	51,048,977	98.4%
JoAnn Heffernan Heisen	3,236,403,610	50,131,323	98.5%
F. William McNabb III	3,236,819,920	49,715,013	98.5%
André F. Perold	3,232,519,097	54,015,835	98.4%
Alfred M. Rankin, Jr.	3,236,021,880	50,513,052	98.5%
Peter F. Volanakis	3,238,134,065	48,400,867	98.5%

* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
LifeStrategy Income Fund
2a	90,150,834	1,307,410	2,322,804	3,877,614	92.3%
2b	90,253,225	1,377,648	2,150,175	3,877,614	92.4%
2c	89,069,424	1,456,738	3,254,887	3,877,613	91.2%
2d	89,172,563	1,615,205	2,993,282	3,877,613	91.3%
2e	89,212,152	1,588,019	2,980,876	3,877,615	91.4%

8

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
LifeStrategy Income Fund
(continued)
2f	89,771,191	1,427,013	2,582,844	3,877,614	91.9%
2g	86,679,253	1,484,555	5,617,241	3,877,613	88.8%

LifeStrategy Conservative Growth Fund
2a	266,481,648	3,586,651	4,117,608	6,222,727	95.0%
2b	265,176,288	5,047,590	3,962,031	6,222,726	94.6%
2c	264,231,684	4,317,363	5,636,862	6,222,725	94.2%
2d	264,619,027	4,176,952	5,389,928	6,222,726	94.4%
2e	264,623,693	3,788,572	5,773,644	6,222,725	94.4%
2f	265,003,061	3,997,164	5,185,686	6,222,723	94.5%
2g	267,557,558	3,684,633	2,943,717	6,222,726	95.4%

LifeStrategy Moderate Growth Fund
2a	313,314,163	2,860,791	5,839,910	4,408,232	96.0%
2b	312,797,864	3,338,496	5,878,502	4,408,233	95.8%
2c	310,356,051	3,237,415	8,421,395	4,408,234	95.1%
2d	310,561,176	3,712,536	7,741,150	4,408,234	95.1%
2e	311,045,903	3,597,288	7,371,670	4,408,234	95.3%
2f	311,046,843	3,445,942	7,522,077	4,408,233	95.3%
2g	314,267,548	3,094,727	4,652,588	4,408,233	96.3%

LifeStrategy Growth Fund
2a	244,332,512	2,820,704	5,769,427	6,181,058	94.3%
2b	244,269,987	3,291,624	5,361,032	6,181,059	94.3%
2c	242,292,665	3,080,139	7,549,840	6,181,058	93.5%
2d	243,266,919	3,045,298	6,610,425	6,181,060	93.9%
2e	243,349,414	2,985,041	6,588,188	6,181,059	93.9%
2f	243,651,565	3,187,478	6,083,601	6,181,058	94.0%
2g	245,920,113	3,152,549	3,849,981	6,181,058	94.9%

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
LifeStrategy Moderate
Growth Fund	45,151,783	6,115,542	270,747,529	4,408,242	13.8%

9

LifeStrategy Income Fund

Fund Profile
As of October 31, 2009

Financial Attributes

Yield[1]	2.5%
Acquired Fund Fees and Expenses[2]	0.22%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	0.97
Beta	1.19

Allocation to Underlying Vanguard Funds

Total Bond Market II Index Fund	50.4%
Asset Allocation Fund	24.7
Short-Term Investment-Grade Fund	20.1
Total Stock Market Index Fund	4.8

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1 30-day SEC yield. See the Glossary.
2 This figure—drawn from the prospectus dated June 8, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the LifeStrategy Income Fund invests. The
LifeStrategy Income Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2009, the annualized acquired fund fees and expenses were 0.23%.
3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
4 60% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI US Broad Market Index, and 20% Barclays Capital U.S. 1–3 Year Credit
Bond Index.

10

LifeStrategy Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
LifeStrategy Income Fund[1]	12.83%	3.72%	4.59%	$15,668
Barclays Capital U.S. Aggregate Bond Index	13.79	5.05	6.31	18,438
Income Composite Index[2]	13.83	4.37	4.81	16,003
Income Composite Average[3]	13.39	3.00	3.66	14,320

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 60% Lehman U.S. Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Citigroup 3-Month Treasury Index through
August 31, 2003; 60% Lehman U.S. Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Lehman 1–3 Year U.S. Credit
Index through April 22, 2005; and 60% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI US Broad Market Index, and 20% Barclays
Capital U.S. 1–3 Year Credit Bond Index thereafter.
3 A composite fund average weighted 60% fixed income funds average, 20% general equity funds average, and 20% money market funds average. Derived from data provided by Lipper Inc.

11

LifeStrategy Income Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Income Fund[2]	9/30/1994	5.28%	3.94%	0.49%	4.25%	4.74%

1 60% Lehman U.S. Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Citigroup 3-Month Treasury Index through
August 31, 2003; 60% Lehman U.S. Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Lehman 1–3 Year U.S. Credit
Index through April 22, 2005; and 60% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI US Broad Market Index, and 20% Barclays
Capital U.S. 1–3 Year Credit Bond Index thereafter.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

12

LifeStrategy Income Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (4.8%)
Vanguard Total Stock Market Index Fund Investor Shares	3,368,812	85,635

Balanced Fund (24.8%)
Vanguard Asset Allocation Fund Investor Shares	21,207,927	441,549

Bond Fund (50.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	86,767,190	898,040

Short-Term Bond Fund (20.1%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	33,876,881	359,095
Total Investment Companies (Cost $1,719,383)		1,784,319
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.225% (Cost $2,469)	2,468,676	2,469
Total Investments (100.1%) (Cost $1,721,852)		1,786,788
Other Assets and Liabilities (–0.1%)
Other Assets		7,368
Liabilities		(9,686)
		(2,318)
Net Assets (100%)
Applicable to 135,153,046 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,784,470
Net Asset Value Per Share		$13.20

13

LifeStrategy Income Fund

At October 31, 2009, net assets consisted of:

Amount
($000)
Paid-in Capital	1,746,691
Undistributed Net Investment Income	4,599
Accumulated Net Realized Losses	(31,756)
Unrealized Appreciation (Depreciation)	64,936
Net Assets	1,784,470

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

14

LifeStrategy Income Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Income Distributions Received	59,138
Net Investment Income—Note B	59,138
Realized Net Gain (Loss) on Investment Securities Sold	(8,606)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	154,183
Net Increase (Decrease) in Net Assets Resulting from Operations	204,715

See accompanying Notes, which are an integral part of the Financial Statements.

15

LifeStrategy Income Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,138	75,606
Realized Net Gain (Loss)	(8,606)	(22,889)
Change in Unrealized Appreciation (Depreciation)	154,183	(288,775)
Net Increase (Decrease) in Net Assets Resulting from Operations	204,715	(236,058)
Distributions
Net Investment Income	(60,637)	(77,544)
Realized Capital Gain[1]	—	(3,797)
Total Distributions	(60,637)	(81,341)
Capital Share Transactions
Issued	476,437	548,650
Issued in Lieu of Cash Distributions	56,502	76,008
Redeemed	(534,663)	(550,179)
Net Increase (Decrease) from Capital Share Transactions	(1,724)	74,479
Total Increase (Decrease)	142,354	(242,920)
Net Assets
Beginning of Period	1,642,116	1,885,036
End of Period[2]	1,784,470	1,642,116

1 Includes fiscal 2008 short-term gain distributions totaling $1,964,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $4,599,000 and $6,098,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

LifeStrategy Income Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.13	$14.44	$13.97	$13.38	$13.39
Investment Operations
Net Investment Income	.440	.555	.570	.530	.470
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.081	(2.266)	.538	.580	(.020)
Total from Investment Operations	1.521	(1.711)	1.108	1.110	.450
Distributions
Dividends from Net Investment Income	(.451)	(.570)	(.570)	(.520)	(.460)
Distributions from Realized Capital Gains	—	(.029)	(.068)	—	—
Total Distributions	(.451)	(.599)	(.638)	(.520)	(.460)
Net Asset Value, End of Period	$13.20	$12.13	$14.44	$13.97	$13.38

Total Return[1]	12.83%	–12.29%	8.14%	8.49%	3.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,784	$1,642	$1,885	$1,666	$1,752
Ratio of Total Expenses to
Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.55%	4.00%	4.07%	3.85%	3.47%
Portfolio Turnover Rate	27%[3]	22%	8%	14%	6%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The acquired fund fees and expenses were 0.23%.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from
Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

17

LifeStrategy Income Fund

Notes to Financial Statements

Vanguard LifeStrategy Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

18

LifeStrategy Income Fund

For tax purposes, at October 31, 2009, the fund had $4,510,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $31,665,000 to offset future net capital gains of $9,060,000 through October 31, 2016, and $22,605,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $1,721,854,000. Net unrealized appreciation of investment securities for tax purposes was $64,934,000, consisting of unrealized gains of $66,747,000 on securities that had risen in value since their purchase and $1,813,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2009, the fund purchased $1,257,160,000 of investment securities and sold $1,263,484,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	38,458	39,964
Issued in Lieu of Cash Distributions	4,554	5,521
Redeemed	(43,288)	(40,641)
Net Increase (Decrease) in Shares Outstanding	(276)	4,844

G. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

19

LifeStrategy Conservative Growth Fund

Fund Profile
As of October 31, 2009

Financial Attributes

Yield[1]	2.5%
Acquired Fund Fees and Expenses[2]	0.22%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	0.99
Beta	1.16

Allocation to Underlying Vanguard Funds

Total Bond Market II Index Fund	30.5%
Asset Allocation Fund	24.8
Short-Term Investment-Grade Fund	20.2
Total Stock Market Index Fund	19.7
Total International Stock Index Fund	4.8

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1 30-day SEC yield. See the Glossary.
2 This figure—drawn from the prospectus dated June 8, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the LifeStrategy Conservative Growth
Fund invests. The LifeStrategy Conservative Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended
October 31, 2009, the annualized acquired fund fees and expenses were 0.24%.
3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
4 40% Barclays Capital U.S. Aggregate Bond Index, 35% MSCI US Broad Market Index, 20% Barclays Capital U.S. 1–3 Year Credit Bond
Index, and 5% MSCI EAFE Index.

20

LifeStrategy Conservative Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
LifeStrategy Conservative Growth Fund[1]	13.72%	3.29%	3.67%	$14,341
Barclays Capital U.S. Aggregate Bond Index	13.79	5.05	6.31	18,438
Dow Jones U.S. Total Stock Market Index	11.34	1.06	0.06	10,056
Conservative Growth Composite Index[2]	14.34	3.88	3.78	14,487
Conservative Growth Composite Average[3]	13.44	2.70	3.02	13,468

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 40% Lehman U.S. Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Citigroup 3-Month Treasury Index, and 5% MSCI
EAFE Index through August 31, 2003; 40% Lehman U.S. Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Lehman 1–3 Year
U.S. Credit Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Barclays Capital U.S. Aggregate Bond Index, 35% MSCI US
Broad Market Index, 20% Barclays Capital U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index thereafter.
3 A composite fund average weighted 40% fixed income funds average, 35% general equity funds average, 20% money market funds average, and 5% international funds average. Derived from data provided by Lipper Inc.

21

LifeStrategy Conservative Growth Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Conservative
Growth Fund[2]	9/30/1994	2.87%	3.66%	0.42%	3.56%	3.98%

1 40% Lehman U.S. Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Citigroup 3-Month Treasury Index, and 5% MSCI
EAFE Index through August 31, 2003; 40% Lehman U.S. Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Lehman
1–3 Year U.S. Credit Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Barclays Capital U.S. Aggregate Bond Index,
35% MSCI US Broad Market Index, 20% Barclays Capital U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index thereafter.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

22

LifeStrategy Conservative Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (19.7%)
Vanguard Total Stock Market Index Fund Investor Shares	42,439,643	1,078,816

International Stock Fund (4.8%)
Vanguard Total International Stock Index Fund	18,939,055	265,147

Balanced Fund (24.8%)
Vanguard Asset Allocation Fund Investor Shares	65,338,903	1,360,356

Bond Fund (30.4%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	161,277,021	1,669,217

Short-Term Bond Fund (20.2%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	104,489,923	1,107,593
Total Investment Companies (Cost $5,294,550)		5,481,129
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.225% (Cost $771)	771,027	771
Total Investments (99.9%) (Cost $5,295,321)		5,481,900
Other Assets and Liabilities (0.1%)
Other Assets		26,968
Liabilities		(21,956)
		5,012
Net Assets (100%)
Applicable to 370,441,732 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,486,912
Net Asset Value Per Share		$14.81

23

LifeStrategy Conservative Growth Fund

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	5,420,189
Undistributed Net Investment Income	10,039
Accumulated Net Realized Losses	(129,895)
Unrealized Appreciation (Depreciation)	186,579
Net Assets	5,486,912

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

24

LifeStrategy Conservative Growth Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Income Distributions Received	158,914
Net Investment Income—Note B	158,914
Realized Net Gain (Loss) on Investment Securities Sold	(26,937)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	519,397
Net Increase (Decrease) in Net Assets Resulting from Operations	651,374

See accompanying Notes, which are an integral part of the Financial Statements.

25

LifeStrategy Conservative Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	158,914	225,599
Realized Net Gain (Loss)	(26,937)	(102,510)
Change in Unrealized Appreciation (Depreciation)	519,397	(1,479,399)
Net Increase (Decrease) in Net Assets Resulting from Operations	651,374	(1,356,310)
Distributions
Net Investment Income	(161,858)	(235,505)
Realized Capital Gain[1]	—	(3,999)
Total Distributions	(161,858)	(239,504)
Capital Share Transactions
Issued	1,104,538	1,301,965
Issued in Lieu of Cash Distributions	156,702	233,406
Redeemed	(1,106,905)	(2,140,116)
Net Increase (Decrease) from Capital Share Transactions	154,335	(604,745)
Total Increase (Decrease)	643,851	(2,200,559)
Net Assets
Beginning of Period	4,843,061	7,043,620
End of Period[2]	5,486,912	4,843,061

1 Includes fiscal 2008 short-term gain distributions totaling $3,999,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $10,039,000 and $12,983,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

LifeStrategy Conservative Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.46	$17.61	$16.43	$15.24	$14.83
Investment Operations
Net Investment Income	.439	.568	.580	.500	.440
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.359	(4.116)	1.170	1.180	.410
Total from Investment Operations	1.798	(3.548)	1.750	1.680	.850
Distributions
Dividends from Net Investment Income	(.448)	(.592)	(.570)	(.490)	(.440)
Distributions from Realized Capital Gains	—	(.010)	—	—	—
Total Distributions	(.448)	(.602)	(.570)	(.490)	(.440)
Net Asset Value, End of Period	$14.81	$13.46	$17.61	$16.43	$15.24

Total Return[1]	13.72%	–20.71%	10.84%	11.23%	5.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,487	$4,843	$7,044	$5,326	$4,079
Ratio of Total Expenses to
Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.23%	3.52%	3.40%	3.21%	2.95%
Portfolio Turnover Rate	29%[3]	22%	10%	4%	7%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The acquired fund fees and expenses were 0.24%.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from
Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

27

LifeStrategy Conservative Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Conservative Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

28

LifeStrategy Conservative Growth Fund

For tax purposes, at October 31, 2009, the fund had $9,899,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $127,702,000 to offset future net capital gains of $58,575,000 through October 31, 2016, and $69,127,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $5,297,374,000. Net unrealized appreciation of investment securities for tax purposes was $184,526,000, consisting of unrealized gains of $236,063,000 on securities that had risen in value since their purchase and $51,537,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2009, the fund purchased $2,924,531,000 of investment securities and sold $2,786,461,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	81,675	80,105
Issued in Lieu of Cash Distributions	11,572	14,274
Redeemed	(82,611)	(134,570)
Net Increase (Decrease) in Shares Outstanding	10,636	(40,191)

G. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

29

LifeStrategy Moderate Growth Fund

Fund Profile
As of October 31, 2009

Financial Attributes

Yield[1]	2.0%
Acquired Fund Fees and Expenses[2]	0.22%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.11

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	34.6%
Total Bond Market II Index Fund	30.6
Asset Allocation Fund	25.0
Total International Stock Index Fund	9.8

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1 30-day SEC yield. See the Glossary.
2 This figure—drawn from the prospectus dated June 8, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the LifeStrategy Moderate Growth
Fund invests. The LifeStrategy Moderate Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended
October 31, 2009, the annualized acquired fund fees and expenses were 0.23%.
3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
4 50% MSCI US Broad Market Index, 40% Barclays Capital U.S. Aggregate Bond Index, and 10% MSCI EAFE Index.

30

LifeStrategy Moderate Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $10,000
	One Year	Five Years	Ten Years	Investment
LifeStrategy Moderate Growth Fund[1]	13.82%	2.86%	2.81%	$13,189
Dow Jones U.S. Total Stock Market Index	11.34	1.06	0.06	10,056
Barclays Capital U.S. Aggregate Bond Index	13.79	5.05	6.31	18,438
Moderate Growth Composite Index[2]	14.54	3.37	3.09	13,557
Moderate Growth Composite Average[3]	16.79	2.44	2.68	13,026

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 50% Dow Jones Wilshire 5000 Index, 40% Lehman U.S. Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005;
50% MSCI US Broad Market Index, 40% Barclays Capital U.S. Aggregate Bond Index, and 10% MSCI EAFE Index thereafter.
3 A composite fund average weighted 50% general equity funds average, 40% fixed income funds average, and 10% international funds average. Derived from data provided by Lipper Inc.

31

LifeStrategy Moderate Growth Fund

Fiscal-Year Total Returns (%): October 31,1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Moderate Growth Fund[2]	9/30/1994	0.04%	3.43%	0.38%	2.91%	3.29%

1 50% Dow Jones Wilshire 5000 Index, 40% Lehman U.S. Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005;
50% MSCI US Broad Market Index, 40% Barclays Capital U.S. Aggregate Bond Index, and 10% MSCI EAFE Index thereafter.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

32

LifeStrategy Moderate Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (34.5%)
Vanguard Total Stock Market Index Fund Investor Shares	103,643,747	2,634,624

International Stock Fund (9.8%)
Vanguard Total International Stock Index Fund	53,314,050	746,397

Balanced Fund (25.0%)
Vanguard Asset Allocation Fund Investor Shares	91,644,213	1,908,032

Bond Fund (30.6%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	225,412,142	2,333,016
Total Investment Companies (Cost $7,152,885)		7,622,069
Other Assets and Liabilities (0.1%)
Other Assets		29,273
Liabilities		(25,284)
		3,989
Net Assets (100%)
Applicable to 444,338,715 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,626,058
Net Asset Value Per Share		$17.16

At October 31, 2009, net assets consisted of:
		Amount
		($000)
Paid-in Capital		7,308,303
Undistributed Net Investment Income		42,828
Accumulated Net Realized Losses		(194,257)
Unrealized Appreciation (Depreciation)		469,184
Net Assets		7,626,058

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

33

LifeStrategy Moderate Growth Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Income Distributions Received	207,758
Net Investment Income—Note B	207,758
Realized Net Gain (Loss) on Investment Securities Sold	(58,372)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	802,770
Net Increase (Decrease) in Net Assets Resulting from Operations	952,156

See accompanying Notes, which are an integral part of the Financial Statements.

34

LifeStrategy Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	207,758	300,354
Realized Net Gain (Loss)	(58,372)	(135,696)
Change in Unrealized Appreciation (Depreciation)	802,770	(3,162,602)
Net Increase (Decrease) in Net Assets Resulting from Operations	952,156	(2,997,944)
Distributions
Net Investment Income	(225,842)	(317,770)
Realized Capital Gain[1]	—	(12,214)
Total Distributions	(225,842)	(329,984)
Capital Share Transactions
Issued	1,203,383	1,751,499
Issued in Lieu of Cash Distributions	222,292	325,407
Redeemed	(1,933,510)	(2,613,668)
Net Increase (Decrease) from Capital Share Transactions	(507,835)	(536,762)
Total Increase (Decrease)	218,479	(3,864,690)
Net Assets
Beginning of Period	7,407,579	11,272,269
End of Period[2]	7,626,058	7,407,579

1 Includes fiscal 2008 short-term gain distributions totaling $4,580,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $42,828,000 and $60,912,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

LifeStrategy Moderate Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.56	$22.21	$20.09	$18.09	$17.17
Investment Operations
Net Investment Income	.450	.607	.580	.510	.470
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.632	(6.606)	2.100	1.990	.890
Total from Investment Operations	2.082	(5.999)	2.680	2.500	1.360
Distributions
Dividends from Net Investment Income	(.482)	(.627)	(.560)	(.500)	(.440)
Distributions from Realized Capital Gains	—	(.024)	—	—	—
Total Distributions	(.482)	(.651)	(.560)	(.500)	(.440)
Net Asset Value, End of Period	$17.16	$15.56	$22.21	$20.09	$18.09

Total Return[1]	13.82%	–27.69%	13.55%	14.09%	7.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,626	$7,408	$11,272	$9,463	$7,778
Ratio of Total Expenses to
Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.89%	2.98%	2.81%	2.70%	2.61%
Portfolio Turnover Rate	25%[3]	18%	7%	8%	8%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The acquired fund fees and expenses were 0.23%.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from
Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

36

LifeStrategy Moderate Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Moderate Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

37

LifeStrategy Moderate Growth Fund

For tax purposes, at October 31, 2009, the fund had $42,639,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $191,824,000 to offset future net capital gains of $45,186,000 through October 31, 2016, and $146,638,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $7,155,129,000. Net unrealized appreciation of investment securities for tax purposes was $466,940,000, consisting of unrealized gains of $537,630,000 on securities that had risen in value since their purchase and $70,690,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2009, the fund purchased $3,876,044,000 of investment securities and sold $4,408,573,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	79,071	87,414
Issued in Lieu of Cash Distributions	14,687	15,908
Redeemed	(125,352)	(134,904)
Net Increase (Decrease) in Shares Outstanding	(31,594)	(31,582)

G. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

LifeStrategy Growth Fund

Fund Profile

As of October 31, 2009

Financial Attributes

Yield[1]	2.1%
Acquired Fund Fees and Expenses[2]	0.21%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.10

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	49.7%
Asset Allocation Fund	25.2
Total International Stock Index Fund	14.8
Total Bond Market II Index Fund	10.3

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1 30-day SEC yield. See the Glossary.
2 This figure—drawn from the prospectus dated June 8, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the LifeStrategy Growth Fund invests.
The LifeStrategy Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2009, the annualized acquired fund fees and expenses were 0.23%.
3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
4 65% MSCI US Broad Market Index, 20% Barclays Capital U.S. Aggregate Bond Index, and 15% MSCI EAFE Index.

39

LifeStrategy Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
LifeStrategy Growth Fund[1]	13.74%	2.10%	1.56%	$11,675
Dow Jones U.S. Total Stock Market Index	11.34	1.06	0.06	10,056
Growth Composite Index[2]	14.57	2.66	1.83	11,990
Growth Composite Average[3]	16.42	1.94	1.83	11,988

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 65% Dow Jones Wilshire 5000 Index, 20% Lehman U.S. Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005;
65% MSCI US Broad Market Index, 20% Barclays Capital U.S. Aggregate Bond Index, and 15% MSCI EAFE Index thereafter.
3 A composite fund average weighted 65% general equity funds average, 20% fixed income funds average, and 15% international funds average. Derived from data provided by Lipper Inc.

40

LifeStrategy Growth Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Growth Fund[2]	9/30/1994	–3.33%	2.85%	0.01%	2.20%	2.21%

1 65% Dow Jones Wilshire 5000 Index, 20% Lehman U.S. Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005;
65% MSCI US Broad Market Index, 20% Barclays Capital U.S. Aggregate Bond Index, and 15% MSCI EAFE Index thereafter.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

41

LifeStrategy Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (49.6%)
Vanguard Total Stock Market Index Fund Investor Shares	129,266,910	3,285,965

International Stock Fund (14.8%)
Vanguard Total International Stock Index Fund	70,087,135	981,220

Balanced Fund (25.2%)
Vanguard Asset Allocation Fund Investor Shares	80,132,738	1,668,363

Bond Fund (10.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	65,748,343	680,495
Total Investment Companies (Cost $6,331,900)		6,616,043
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.225% (Cost $774)	773,718	774
Total Investments (99.9%) (Cost $6,332,674)		6,616,817
Other Assets and Liabilities (0.1%)
Other Assets		14,149
Liabilities		(10,049)
		4,100
Net Assets (100%)
Applicable to 354,743,515 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,620,917
Net Asset Value Per Share		$18.66

42

LifeStrategy Growth Fund

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,490,595
Undistributed Net Investment Income	24,083
Accumulated Net Realized Losses	(177,904)
Unrealized Appreciation (Depreciation)	284,143
Net Assets	6,620,917

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

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LifeStrategy Growth Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Income Distributions Received	155,405
Net Investment Income—Note B	155,405
Realized Net Gain (Loss) on Investment Securities Sold	(85,614)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	754,889
Net Increase (Decrease) in Net Assets Resulting from Operations	824,680

See accompanying Notes, which are an integral part of the Financial Statements.

44

LifeStrategy Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	155,405	219,594
Realized Net Gain (Loss)	(85,614)	(78,943)
Change in Unrealized Appreciation (Depreciation)	754,889	(3,636,859)
Net Increase (Decrease) in Net Assets Resulting from Operations	824,680	(3,496,208)
Distributions
Net Investment Income	(163,404)	(226,065)
Realized Capital Gain	—	—
Total Distributions	(163,404)	(226,065)
Capital Share Transactions
Issued	960,129	1,375,071
Issued in Lieu of Cash Distributions	161,307	223,367
Redeemed	(1,428,334)	(1,981,689)
Net Increase (Decrease) from Capital Share Transactions	(306,898)	(383,251)
Total Increase (Decrease)	354,378	(4,105,524)
Net Assets
Beginning of Period	6,266,539	10,372,063
End of Period[1]	6,620,917	6,266,539

1 Net Assets—End of Period includes undistributed net investment income of $24,083,000 and $32,082,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

LifeStrategy Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.86	$26.56	$23.32	$20.37	$18.84
Investment Operations
Net Investment Income	.423	.571	.540	.450	.420
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain
(Loss) on Investments	1.818	(9.690)	3.220	2.950	1.510
Total from Investment Operations	2.241	(9.119)	3.760	3.400	1.930
Distributions
Dividends from Net Investment Income	(.441)	(.581)	(.520)	(.450)	(.400)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.441)	(.581)	(.520)	(.450)	(.400)
Net Asset Value, End of Period	$18.66	$16.86	$26.56	$23.32	$20.37

Total Return[1]	13.74%	–34.98%	16.32%	16.94%	10.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,621	$6,267	$10,372	$8,422	$6,605
Ratio of Total Expenses to
Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.57%	2.47%	2.15%	2.07%	2.09%
Portfolio Turnover Rate	12%[3]	10%	4%	3%	4%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The acquired fund fees and expenses were 0.23%.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from
Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

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LifeStrategy Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

47

LifeStrategy Growth Fund

For tax purposes, at October 31, 2009, the fund had $22,874,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $175,512,000 to offset future net capital gains of $9,185,000 through October 31, 2010, $2,953,000 through October 31, 2011, $46,739,000 through October 31, 2016, and $116,635,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $6,333,856,000. Net unrealized appreciation of investment securities for tax purposes was $282,961,000, consisting of unrealized gains of $394,044,000 on securities that had risen in value since their purchase and $111,083,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2009, the fund purchased $1,293,434,000 of investment securities and sold $1,608,307,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	59,731	60,151
Issued in Lieu of Cash Distributions	10,050	9,297
Redeemed	(86,682)	(88,378)
Net Increase (Decrease) in Shares Outstanding	(16,901)	(18,930)

G. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard STAR Funds and the Shareholders of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (separate portfolios of Vanguard STAR Funds, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2009

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Special 2009 tax information (unaudited) for Vanguard LifeStrategy Funds

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
LifeStrategy Fund	($000)
Income	9,940
Conservative Growth	49,401
Moderate Growth	108,947
Growth	121,508

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

LifeStrategy Fund	Percentage
Income	18.2%
Conservative Growth	29.8
Moderate Growth	44.8
Growth	62.8

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Vanguard LifeStrategy Funds[1]
Periods Ended October 31, 2009
	One	Five	Ten
	Year	Years	Years
LifeStrategy Income Fund
Returns Before Taxes	12.83%	3.72%	4.59%
Returns After Taxes on Distributions	11.55	2.43	3.03
Returns After Taxes on Distributions and Sale of Fund Shares	8.40	2.47	3.01

LifeStrategy Conservative Growth Fund
Returns Before Taxes	13.72%	3.29%	3.67%
Returns After Taxes on Distributions	12.64	2.30	2.41
Returns After Taxes on Distributions and Sale of Fund Shares	9.05	2.32	2.42

LifeStrategy Moderate Growth Fund
Returns Before Taxes	13.82%	2.86%	2.81%
Returns After Taxes on Distributions	12.92	2.10	1.83
Returns After Taxes on Distributions and Sale of Fund Shares	9.21	2.12	1.88

LifeStrategy Growth Fund
Returns Before Taxes	13.74%	2.10%	1.56%
Returns After Taxes on Distributions	13.12	1.62	0.90
Returns After Taxes on Distributions and Sale of Fund Shares	9.26	1.67	1.02

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are calculated using each fund’s acquired fund fees and expenses.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

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Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return
LifeStrategy Income Fund	$1,000.00	$1,194.56	$1.27
LifeStrategy Conservative Growth Fund	1,000.00	1,132.68	1.24
LifeStrategy Moderate Growth Fund	1,000.00	1,160.32	1.20
LifeStrategy Growth Fund	1,000.00	1,194.56	1.27
Based on Hypothetical 5% Yearly Return
LifeStrategy Income Fund	$1,000.00	$1,024.05	$1.17
LifeStrategy Conservative Growth Fund	1,000.00	1,024.05	1.17
LifeStrategy Moderate Growth Fund	1,000.00	1,024.10	1.12
LifeStrategy Growth Fund	1,000.00	1,024.05	1.17

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

1 The calculations are based on the LifeStrategy Funds’ acquired fund fees and expenses for the most recent six-month period. The
LifeStrategy Funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.23%, 0.23%, 0.22%, and 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	Founder
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
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Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q880 122009

Vanguard Total International Stock
Index Fund Annual Report
October 31, 2009

> Global equity markets began to recover in March and continued to climb as earnings reports improved and investor confidence revived.

> For the fiscal year ended October 31, 2009, Vanguard Total International

Stock Index Fund gained about 31%, surpassing the average return of its international fund peers.

> All ten industry sectors posted double-digit gains, with materials, industrials,

and financials leading the way.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	8
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	47
About Your Fund’s Expenses	48
Glossary	50

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Total International Stock Index Fund	VGTSX	31.41%
Total International Composite Index[1]		34.46
International Funds Average[2]		26.69

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total International Stock Index Fund	$10.97	$13.99	$0.325	$0.000

1 Consists of the MSCI Europe Index (51%), the MSCI Pacific Index (26%), and the MSCI Emerging Markets Index (23%), as of October 31, 2009.
2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

As the world emerged from the worst global financial crisis since the 1930s, international stocks outpaced U.S. equities for the 2009 fiscal year. Governments’ fiscal policy and stimulus programs played key roles in the recovery. The recession receded in several major European countries, while the developing world’s economies, which had avoided much of the financial crisis fallout, continued to expand.

All geographic regions participated in the rally. Emerging markets led the charge. Also during the period, the U.S. dollar depreciated 13% against the euro and 9% against the yen, an advantage for the fund’s U.S.-based investors in both the European and Pacific markets.

The fund succeeded in capturing the return of its comparative indexes for the fiscal year ended October 31, 2009. However, because of temporary price differences arising from fair-value pricing policies (please see the text box on page 6), the fund’s returns appear to have diverged a bit from that of its benchmark, which is not adjusted for fair value.

If you own the fund in a taxable account, you may wish to review the details of the fund’s after-tax returns on page 47.

2

A vicious bear market quickly turned bullish

A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 are barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	34.79%	–2.49%	7.58%
Russell 1000 Index (Large-caps)	11.20	–6.84	0.71
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

3

The bond market experienced an equally dramatic turnaround

The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’ appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, pushing up their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		International
		Funds
	Fund	Average[2]
Total International Stock Index Fund	0.34%	1.44%

1 The fund expense ratio shown is from the prospectus dated September 23, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s total operating expenses represented 0.32% of average net assets. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.
2 Derived from data provided by Lipper Inc.

4

Emerging markets pace strong global recovery

Emerging markets, the most volatile of international stocks, enjoyed the greatest gains during the fiscal period after sliding the most a year earlier. Propelled by its holdings in China and Brazil––which combined, on average, to include more than one-third of the fund’s emerging markets assets––the MSCI Emerging Markets Index returned about 64%. Stocks from China, the index’s largest country weighting, rose about 82%, while stocks from Brazil advanced about 92%. China’s government stimulus and fiscal policy took hold with great speed and effect, compared with more-developed parts of the world. The economic recovery in Brazil was tied to commodities, with oil and iron ore driving returns, as well as to government spending, driven by strong domestic demand. Gains from India (returning about +77% in the MSCI Emerging Markets Index), South Africa (about +62%), Taiwan (about +48%), and South Korea (about +57%) also sparked the fund.

Developed markets shared in gains

Pacific and European developed markets also produced significant returns during the fiscal year, although their increases lacked the breadth, depth, and speed of their emerging market counterparts. The MSCI Pacific Index advanced about 28%, and the MSCI Europe Index returned about 27%.

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
Total International Stock Index Fund	3.07%
Total International Composite Index[1]	3.25
International Funds Average[2]	1.64

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Consists of the MSCI Europe Index (51%), the MSCI Pacific Index (26%), and the MSCI Emerging Markets Index (23%), as of October 31, 2009.
2 Derived from data provided by Lipper Inc.

5

A note on fair-value pricing
An index fund’s return sometimes may appear to diverge from the return of its benchmark index a bit more than would be expected. This may be the result of a fair-value pricing adjustment.

These adjustments address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-
specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values.

Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Australia, which is dwarfed by Japan among the Pacific region’s country weightings, still had the most influence on the MSCI Pacific Index’s return. Signaling the Australian economy’s solid footing, the Reserve Bank of Australia has already begun increasing its key interest rates. Australian financial and materials stocks rose more than 70% for the fiscal year. Japan, which accounted for about 70% of the value of developed markets in the Pacific, on average, during the period, also saw stock-market strength. Its recovery was bolstered by the consumer discretionary, industrial, and information technology sectors.

Among European markets, stocks in the United Kingdom, which has been slow to shake the global recession, still rose almost 24%. France and Germany, which followed the United Kingdom as the fund’s second and third heaviest country weightings, respectively, also made strong contributions, as did Spain (returning nearly +56%) and Sweden (almost +70%).

All sectors aboard in economic recovery

All ten of the Total International Stock Index Fund’s industry sectors had double-digit positive returns for the fiscal period. Financials, the fund’s most significant sector weighting, advanced about 41%. Banks, especially, made a difference, rebounding off their lows as the global economy began to stabilize.

Reflecting demand for commodities in the improved economy, the materials, industrial, and energy sectors had solid

6

gains. The information technology and telecommunication services sectors also rose on the anticipation that corporations and households will boost spending after a period of significant cutbacks. Increased consumer spending also lifted the consumer discretionary and consumer staples sectors.

The funds’ long-term results are aligned with its benchmark

During a decade that featured extraordinary turmoil and two savage bear markets, Vanguard Total International Stock Index Fund met its objective of tracking its benchmark index. The fund also exceeded the average annual return of its international fund peer group for the ten years ended October 31, 2009.

While the investment environment has been volatile and the future is unpredictable, we’re confident that Vanguard Quantitative Equity Group’s expert and disciplined index-fund management will help the fund continue to capture the returns of its benchmark index. Our fund’s extremely low costs also ensure that you keep more of the fund’s returns.

International stocks have place in a diversified program

Investors dealt with two market extremes over the past fiscal year. Through the final months of 2008 and the first months of 2009, stock markets around the world slid as the global financial crisis intensified and credit markets remained gridlocked. In March, however, markets found a bottom and began to rise on positive economic news and investors’ newfound optimism.

Investors who maintain a long-term view realize that financial markets inevitably experience volatility from time to time, and that the market’s inherent risk is, paradoxically, a source of its potential rewards. Although such uncertainty can be hard to live with, it can be managed. To that end, Vanguard has long counseled investors to create a broadly diversified investment program that considers their time horizon, risk tolerance, and long-term goals. Such a program may include U.S. stock funds and international funds as well as bond and money market funds.

International stocks––and economies––often behave differently from their U.S. counterparts. Diversification can add value so long as asset classes do not march completely in sync, and Vanguard’s research indicates that international equities can diversify your portfolio in the long-term. As part of a well-balanced portfolio, the Total International Stock Index Fund offers exposure to foreign economic opportunities, potentially helping you meet your long-term investing goals.

Thank you for your confidence in Vanguard.

F. William McNabb III
President and Chief Executive Officer
November 16, 2009

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	3,238,376,491	48,158,442	98.5%
Charles D. Ellis	3,220,296,621	66,238,311	98.0%
Emerson U. Fullwood	3,234,626,268	51,908,665	98.4%
Rajiv L. Gupta	3,233,667,602	52,867,331	98.4%
Amy Gutmann	3,235,485,956	51,048,977	98.4%
JoAnn Heffernan Heisen	3,236,403,610	50,131,323	98.5%
F. William McNabb III	3,236,819,920	49,715,013	98.5%
André F. Perold	3,232,519,097	54,015,835	98.4%
Alfred M. Rankin, Jr.	3,236,021,880	50,513,052	98.5%
Peter F. Volanakis	3,238,134,065	48,400,867	98.5%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total International Stock Index Fund
2a	1,138,131,010	17,097,227	17,608,824	41,904,334	93.7%
2b	1,135,047,690	19,118,004	18,671,370	41,904,332	93.4%
2c	1,119,835,712	18,241,236	34,760,115	41,904,334	92.2%
2d	1,131,113,987	18,846,974	22,876,098	41,904,337	93.1%
2e	1,130,558,058	17,941,370	24,337,635	41,904,333	93.1%
2f	1,133,772,758	18,342,806	20,721,497	41,904,335	93.3%
2g	1,140,037,356	18,409,449	14,390,717	41,903,874	93.9%

8

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total International
Stock Index Fund	100,230,473	106,391,592	966,210,004	41,909,327	8.3%

9

Total International Stock Index Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	1,768	1,709	1,806
Turnover Rate	12%	—	—
Expense Ratio[3]	0.34%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8.7%	8.7%	8.3%
Consumer Staples	9.1	9.0	8.6
Energy	10.0	10.0	11.2
Financials	25.9	26.0	26.6
Health Care	6.9	6.8	6.4
Industrials	10.1	10.1	9.8
Information Technology	6.7	6.7	6.5
Materials	10.6	10.7	11.2
Telecommunication
Services	6.7	6.7	6.4
Utilities	5.3	5.3	5.0

Volatility Measures[4]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.98	0.98
Beta	1.02	1.01

Ten Largest Holdings[5] (% of total net assets)

HSBC Holdings PLC	diversified banks	1.5%
Royal Dutch Shell PLC	integrated oil
	and gas	1.4
BP PLC	integrated oil
	and gas	1.4
Nestle SA	packaged foods
	and meats	1.3
Banco Santander SA	diversified banks	1.0
Total SA	integrated oil
	and gas	1.0
Telefonica SA	integrated
	telecommunication
	services	0.9
Vodafone Group PLC	wireless
	telecommunication
	services	0.9
Roche Holdings AG	pharmaceuticals	0.9
Novartis AG	pharmaceuticals	0.9
Top Ten		11.2%

Allocation by Region (% of equity exposure)

1 Total International Composite Index.
2 MSCI All Country World Index ex USA.
3 The expense ratio shown is from the prospectus dated September 23, 2009 and represents estimated costs for the current fiscal year based on the fund’s current net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s total operating expenses represented 0.32% of average net assets.
4 For and explanation of R-squared, beta, and other items used here, see the Glossary.
5 The holdings listed exclude any temporary cash investments and equity index products.

10

Total International Stock Index Fund

Market Diversification (% of equity exposure)
		Target
	Fund	Index[1]
Europe
United Kingdom	16.6%	16.4%
France	8.3	8.2
Germany	6.2	6.1
Switzerland	6.1	6.1
Spain	3.7	3.7
Italy	2.8	2.8
Sweden	2.0	2.1
Netherlands	2.0	2.0
Other European Markets	4.2	4.2
Subtotal	51.9%	51.6%
Pacific
Japan	16.3%	16.3%
Australia	6.3	6.4
Hong Kong	1.8	1.8
Singapore	1.0	1.0
Other Pacific Markets	0.1	0.1
Subtotal	25.5%	25.6%
Emerging Markets
China	4.2%	4.3%
Brazil	3.8	3.7
South Korea	2.9	2.9
Taiwan	2.6	2.6
India	1.7	1.7
South Africa	1.6	1.6
Russia	1.5	1.5
Mexico	1.0	1.0
Other Emerging Markets	3.3	3.5
Subtotal	22.6%	22.8%

1 Total International Composite Index.

11

Total International Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $10,000
	One Year	Five Years	Ten Years	Investment
Total International Stock Index Fund[1]	31.41%	6.54%	3.07%	$13,535
MSCI All Country World Index ex USA	34.79	7.58	3.95	14,733
Total International Composite Index[2]	34.46	6.87	3.25	13,775
International Funds Average[3]	26.69	4.57	1.64	11,769

1 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or for the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Consists of the MSCI Europe Index (51%), the MSCI Pacific Index (26%), and the MSCI Emerging Markets (23%) as of October 31, 2009.
3 Derived from data provided by Lipper Inc.

12

Total International Stock Index Fund

Fiscal Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Total International Stock Index Fund[2]	4/29/1996	4.65%	7.69%	3.68%

1 Consists of the MSCI Europe Index (51%), the MSCI Pacific Index (26%), and the MSCI Emerging Markets Index (23%) as of October 31, 2009.
2 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

13

Total International Stock Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.4%)[1]
Australia (6.3%)
BHP Billiton Ltd.	6,460,927	211,897
Commonwealth Bank
of Australia	2,924,403	135,141
Westpac Banking Corp.	5,604,477	130,991
National Australia
Bank Ltd.	3,689,888	97,493
Australia & New Zealand
Banking Group Ltd.	4,485,083	91,478
Woolworths Ltd.	2,361,428	60,443
Wesfarmers Ltd.	1,931,473	48,197
Rio Tinto Ltd.	837,330	46,414
Westfield Group	3,946,738	42,759
Woodside Petroleum Ltd.	953,508	39,995
QBE Insurance Group Ltd.	1,930,422	38,876
CSL Ltd.	1,160,827	32,593
Newcrest Mining Ltd.	928,927	26,702
Macquarie Group Ltd.	583,756	25,566
Telstra Corp. Ltd.	8,479,218	25,197
Origin Energy Ltd.	1,675,163	24,020
Santos Ltd.	1,575,525	21,002
AMP Ltd.	3,873,374	20,409
Suncorp-Metway Ltd.	2,465,475	19,285
Foster's Group Ltd.	3,689,400	18,094
Brambles Ltd.	2,702,408	17,037
Orica Ltd.	688,200	14,599
Stockland	4,378,397	14,545
Insurance Australia
Group Ltd.	3,955,435	13,306
Amcor Ltd.	2,338,509	12,042
AGL Energy Ltd.	858,914	10,646
Coca-Cola Amatil Ltd.	1,067,932	10,153
ASX Ltd.	326,704	9,849
Toll Holdings Ltd.	1,256,922	9,528
BlueScope Steel Ltd.	3,504,368	9,287
Transurban Group	2,250,980	9,133
^ Leighton Holdings Ltd.	285,545	9,068
GPT Group	17,449,685	8,905
Sonic Healthcare Ltd.	699,632	8,735

	Computershare Ltd.	871,396	8,460
*,^	Fortescue Metals
	Group Ltd.	2,382,876	7,978
	TABCORP Holdings Ltd.	1,153,968	7,361
	Wesfarmers Ltd.	291,813	7,311
	AXA Asia Pacific
	Holdings Ltd.	1,941,727	7,269
	Incitec Pivot Ltd.	3,104,149	7,241
	WorleyParsons Ltd.	312,474	7,209
	OneSteel Ltd.	2,607,393	7,079
*	Asciano Group	5,181,096	6,938
*	Alumina Ltd.	4,715,733	6,920
	Lend Lease Corp. Ltd.	830,904	6,887
	Crown Ltd.	934,977	6,806
	Mirvac Group	4,942,303	6,471
	Dexus Property Group	8,976,413	6,342
*	OZ Minerals Ltd.	5,994,453	6,268
	Goodman Group	11,411,850	6,119
	Metcash Ltd.	1,454,041	6,113
	Cochlear Ltd.	105,936	6,071
^	Fairfax Media Ltd.	4,164,895	5,902
	Boral Ltd.	1,141,016	5,820
	Macquarie
	Infrastructure Group	4,495,833	5,753
	CFS Retail Property Trust	3,323,830	5,711
	Bendigo and Adelaide
	Bank Ltd.	661,298	5,359
	Qantas Airways Ltd.	2,118,414	5,267
*	James Hardie
	Industries NV	816,816	5,177
	Tatts Group Ltd.	2,319,054	5,135
	Sims Metal
	Management Ltd.	287,365	5,066
*	Paladin Energy Ltd.	1,236,751	4,474
	CSR Ltd.	2,465,378	4,193
*	Arrow Energy Ltd.	1,109,579	4,010
	Macquarie Airports	1,439,463	3,662
	Harvey Norman
	Holdings Ltd.	1,025,133	3,632
	Goodman Fielder Ltd.	2,491,332	3,574
	Billabong International Ltd.	381,520	3,530

14

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Nufarm Ltd.	319,641	3,267
	Aristocrat Leisure Ltd.	747,619	2,985
	Energy Resources of
	Australia Ltd.	124,845	2,578
	Perpetual Ltd.	73,685	2,455
*	Caltex Australia Ltd.	253,530	2,299
	SP AusNet	2,628,780	2,066
*	CSR, Ltd. Rights
	Exp. 11/9/2009	431,441	93
			1,530,236
Austria (0.2%)
^	Erste Group Bank AG	338,183	13,596
	OMV AG	288,425	11,886
	Telekom Austria AG	620,189	10,159
	Voestalpine AG	226,982	7,761
	Verbund–Oesterreichische
	Elektrizitaetswirtschafts
	AG Class A	147,024	6,600
^	Raiffeisen International
	Bank Holding AG	103,814	6,088
	Vienna Insurance Group	74,256	4,184
			60,274
Belgium (0.8%)
	Anheuser-Busch InBev NV	1,388,984	65,213
*	Fortis	4,287,488	18,537
	Groupe Bruxelles
	Lambert SA	155,156	13,674
*	KBC Groep NV	310,379	13,286
	Delhaize Group SA	194,240	13,195
	Solvay SA Class A	114,073	11,202
	Belgacom SA	292,625	10,960
*,^	Dexia SA	1,009,758	8,393
	UCB SA	192,373	8,212
	Umicore	231,308	7,026
	Colruyt SA	28,777	6,848
	Mobistar SA	57,055	3,919
	Nationale A Portefeuille	62,949	3,290
			183,755
Brazil (3.8%)
	Petroleo Brasileiro SA Pfd.	4,981,200	98,742
	Petroleo Brasileiro SA	3,817,100	87,757
	Vale SA	3,081,800	69,365
	Itau Unibanco Holding SA	2,921,181	55,568
	Vale SA	2,081,500	52,876
	Banco Bradesco SA	2,559,800	50,074
	Investimentos Itau SA	4,333,600	24,773
*	Vale SA Class B ADR	982,607	22,698
	Cia de Bebidas das
	Americas	247,046	22,431
	Petroleo Brasileiro SA
	Series A ADR	542,332	21,758
	Itau Unibanco Holding
	SA ADR	1,039,284	19,892
	OGX Petroleo e Gas
	Participacoes SA	24,428	19,691

	Cia Siderurgica Nacional SA	564,900	18,660
*	Vale SA Class B ADR	694,918	17,713
	BM&FBOVESPA SA	2,367,408	15,253
	BRF–Brasil Foods SA	627,700	15,133
	Gerdau SA	978,900	14,754
	Petroleo Brasileiro
	SA ADR	291,781	13,486
	Usinas Siderurgicas de
	Minas Gerais SA	487,000	12,717
	Companhia Brasileira de
	Meios de Pagamento	1,179,612	10,855
*	Banco Santander
	Brasil SA ADR	865,127	10,260
	Banco do Brasil SA	633,300	10,142
	Metalurgica Gerdau SA
	Class A	527,500	9,687
	Redecard SA	641,794	9,421
	Bradespar SA	436,400	8,955
	Cia Energetica de
	Minas Gerais	569,125	8,933
	Tele Norte Leste
	Participacoes SA	418,900	7,966
	Banco Bradesco SA ADR	398,301	7,847
	Vivo Participacoes SA	301,525	7,340
	Cyrela Brazil Realty SA	558,872	7,091
	Cia de Concessoes
	Rodoviarias	354,353	6,968
	Cia Siderurgica
	Nacional SA ADR	198,696	6,589
	Ultrapar Participacoes SA	142,869	6,257
	Centrais Eletricas
	Brasileiras SA	436,200	6,213
	Natura Cosmeticos SA	333,200	5,988
	All America Latina
	Logistica SA	735,300	5,397
	Usinas Siderurgicas de
	Minas Gerais SA	217,900	5,356
	Souza Cruz SA	145,200	5,153
*	Global Village
	Telecom Holding SA	174,634	5,011
	Centrais Eletricas
	Brasileiras SA	374,300	4,759
*	NET Servicos de
	Comunicacao SA	344,600	4,247
	Gerdau SA ADR	279,678	4,223
	Lojas Americanas SA	632,500	4,125
	Cia Energetica de
	Sao Paulo	347,025	4,038
	JBS SA	685,822	3,784
	Cia de Bebidas das
	Americas ADR	39,765	3,582
	Eletropaulo Metropolitana
	Eletricidade de
	Sao Paulo SA	180,500	3,405

15

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Cia de Saneamento
	Basico do Estado
	de Sao Paulo	171,000	3,300
*	Empresa Brasileira de
	Aeronautica SA	643,100	3,278
	B2W Cia Global Do Varejo	109,818	3,183
	CPFL Energia SA	179,500	3,144
	Tractebel Energia SA	254,700	3,109
	Cia Brasileira de
	Distribuicao Grupo Pao
	de Acucar ADR	51,306	3,104
	MRV Engenharia e
	Participacoes SA	163,548	3,073
*	Marfrig Alimentos SA	250,541	2,866
	Tele Norte Leste
	Participacoes SA	126,900	2,860
*	Duratex SA	394,501	2,732
*	Votorantim Celulose
	e Papel SA	185,455	2,540
	Brasil Telecom
	Participacoes SA	245,400	2,480
	Suzano Papel
	e Celulose SA	275,060	2,391
*	Cosan SA Industria
	e Comercio	214,800	2,274
	Tim Participacoes SA	952,400	2,254
	Banco do Estado do
	Rio Grande do Sul	352,889	2,244
	AES Tiete SA	196,100	2,210
	Cia Paranaense de Energia	124,100	2,162
	Gerdau SA	185,700	2,124
*	Braskem SA	316,200	2,082
	EDP–Energias do Brasil SA	124,800	2,002
*	Empresa Brasileira de
	Aeronautica SA ADR	96,498	1,954
	Brasil Telecom SA	228,800	1,950
	Klabin SA	804,000	1,917
	Porto Seguro SA	180,400	1,904
*	Fertilizantes Fosfatados SA	184,649	1,782
	Cia Energetica de
	Minas Gerais ADR	108,880	1,719
	Cia de Transmissao de
	Energia Eletrica Paulista	61,000	1,690
	Tele Norte Leste
	Participacoes SA ADR	87,449	1,667
	Cia Brasileira de
	Distribuicao Grupo Pao
	de Acucar	52,991	1,599
	Telemar Norte Leste SA	48,800	1,536
*	Banco Santander Brasil SA	127,500	1,505
	Cia Paranaense de
	Energia ADR	71,556	1,259
*	Aracruz Celulose SA	521,300	974
	Cia de Saneamento
	Basico do Estado de
	Sao Paulo ADR	24,715	952

*	Aracruz Celulose SA ADR	44,367	826
	Brasil Telecom
	Participacoes SA ADR	13,443	677
	Tim Participacoes SA ADR	24,281	573
	Vivo Participacoes SA ADR	6,441	156
*	NET Servicos de
	Comunicacao SA ADR	11,600	143
*	Braskem SA ADR	412	5
			917,133
Chile (0.3%)
	Empresas COPEC SA	874,939	11,652
	Empresa Nacional de
	Electricidad SA	4,534,404	6,969
	Empresas CMPC SA	191,259	6,844
	Enersis SA	18,165,449	6,453
	Centros Comerciales
	Sudamericanos SA	1,688,568	5,200
	Sociedad Quimica y
	Minera de Chile SA
	Class B	118,415	4,349
	CAP SA	146,252	3,801
	Lan Airlines SA	258,388	3,431
	Colbun SA	13,656,416	3,215
	Banco Santander
	Chile ADR	52,540	2,766
	Empresa Nacional de
	Electricidad SA ADR	59,905	2,749
	ENTEL Chile SA	206,494	2,746
	SACI Falabella	546,148	2,592
	Enersis SA ADR	143,095	2,530
	Vina Concha y Toro SA	966,492	2,048
	AES Gener SA	4,660,788	1,975
	Sociedad Quimica y
	Minera de Chile SA ADR	53,346	1,960
	Banco Santander Chile	37,009,699	1,882
	Cia Cervecerias Unidas SA	244,671	1,726
	Banco de Credito
	e Inversiones	58,375	1,694
			76,582
China (4.2%)
	China Mobile Ltd.	11,561,500	108,382
	China Construction
	Bank Corp.	86,541,000	74,610
	Industrial & Commercial
	Bank of China	87,997,000	70,012
	China Life
	Insurance Co. Ltd.	14,309,000	65,790
	Bank of China Ltd.	109,812,188	63,701
	CNOOC Ltd.	34,342,000	51,432
	PetroChina Co. Ltd.	40,634,000	48,894
	Tencent Holdings Ltd.	1,730,200	30,127
	China Shenhua
	Energy Co. Ltd.	6,187,500	27,758
	China Petroleum &
	Chemical Corp.	30,542,000	25,902

16

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Ping An Insurance
	Group Co. of China Ltd.	2,457,500	21,537
	China Overseas Land &
	Investment Ltd.	7,879,680	16,988
	China Merchants
	Bank Co. Ltd.	6,627,899	16,956
	China Unicom
	Hong Kong Ltd.	11,355,694	14,439
	Bank of Communications
	Co. Ltd.	11,105,000	13,278
	China Telecom Corp. Ltd.	26,478,000	11,703
*,^	Byd Co. Ltd.	1,070,000	9,796
	China Coal Energy Co.	6,742,000	9,380
	China Resources
	Land Ltd.	3,876,000	9,356
	China Communications
	Construction Co. Ltd.	8,113,000	8,722
	Aluminum Corp.
	of China Ltd.	7,540,000	8,214
	Hengan International
	Group Co. Ltd.	1,230,000	7,918
	China Resources
	Enterprise	2,274,000	7,616
	Zijin Mining
	Group Co. Ltd.	7,642,000	7,397
	Belle International
	Holdings Ltd.	7,242,000	7,312
	Tingyi Cayman Islands
	Holding Corp.	3,196,000	7,131
	China Citic Bank	9,517,539	7,124
	China Merchants Holdings
	International Co. Ltd.	2,078,000	6,627
	China Resources Power
	Holdings Co. Ltd.	3,137,600	6,500
	Dongfeng Motor
	Group Co. Ltd.	5,218,000	6,204
*	China Mengniu
	Dairy Co. Ltd.	2,188,000	6,131
	Jiangxi Copper Co. Ltd.	2,660,000	6,027
	China COSCO
	Holdings Co. Ltd.	4,853,000	5,981
	Beijing Enterprises
	Holdings Ltd.	984,000	5,890
	Yanzhou Coal
	Mining Co. Ltd.	3,758,000	5,810
	Sino-Ocean Land
	Holdings Ltd.	5,868,000	5,707
*	China Railway Group Ltd.	7,191,000	5,661
	Shimao Property
	Holdings Ltd.	3,036,000	5,640
^	Alibaba.com Ltd.	2,423,000	5,583
	Citic Pacific Ltd.	2,074,000	5,345
^	Anhui Conch
	Cement Co. Ltd.	800,000	5,176
	China National Building
	Material Co. Ltd.	2,318,000	4,977

	Lenovo Group Ltd.	8,792,000	4,895
*,^	China Taiping Insurance
	Holdings Co. Ltd.	1,371,000	4,832
	Shanghai Industrial
	Holdings Ltd.	1,025,000	4,815
	China Railway
	Construction Corp. Ltd.	3,599,300	4,771
	Kingboard Chemical
	Holdings Ltd.	1,140,500	4,590
	Cnpc Hong Kong Ltd.	4,210,000	4,444
	Denway Motors Ltd.	9,234,000	4,420
	China Yurun Food
	Group Ltd.	2,059,000	4,232
*	GOME Electrical
	Appliances
	Holdings Ltd.	14,172,980	4,152
	Fushan International
	Energy Group Ltd.	5,202,000	4,006
	Agile Property
	Holdings Ltd.	3,118,000	3,991
	Parkson Retail Group Ltd.	2,452,000	3,970
	Inner Mongolia Yitai
	Coal Co. Class B	608,500	3,902
^	Angang Steel Co. Ltd.	2,082,000	3,838
^	Li Ning Co. Ltd.	1,414,500	3,838
	Huaneng Power
	International Inc.	5,918,000	3,778
	Chaoda Modern
	Agriculture Holdings Ltd.	4,611,825	3,563
	Guangzhou R&F
	Properties Co. Ltd.	1,898,400	3,557
	China High Speed
	Transmission Equipment
	Group Co.	1,700,000	3,409
	China Shipping
	Development Co. Ltd.	2,428,000	3,408
*,^	PICC Property &
	Casualty Co. Ltd.	4,610,000	3,396
	China Everbright Ltd.	1,356,000	3,197
	China Oilfield
	Services Ltd.	2,946,000	3,183
*	Metallurgical Corp.
	of China Ltd.	4,669,000	3,163
	Shui On Land Ltd.	5,200,699	3,152
	COSCO Pacific Ltd.	2,150,000	2,970
^	Datang International
	Power Generation
	Co. Ltd.	6,244,000	2,957
^	Country Garden
	Holdings Co.	7,648,000	2,932
	Want Want China
	Holdings Ltd.	4,939,500	2,902
	ZTE Corp.	519,279	2,877
	China Vanke Co. Ltd.
	Class B	2,297,900	2,842

17

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	China Agri-Industries
	Holdings Ltd.	2,959,000	2,838
*,^	China Zhongwang
	Holdings Ltd.	3,026,400	2,833
^	Renhe Commercial
	Holdings Co. Ltd.	14,499,635	2,789
	Shanghai Electric
	Group Co. Ltd.	5,600,000	2,637
	China Dongxiang
	Group Co.	4,246,000	2,594
	Weichai Power Co. Ltd.	396,400	2,588
	Tsingtao Brewery Co. Ltd.	636,000	2,584
*	Air China Ltd.	4,644,000	2,514
	Yantai Changyu Pioneer
	Wine Co. Class B	338,550	2,489
*,^	China Shipping Container
	Lines Co. Ltd.	6,800,000	2,434
	Guangdong
	Investment Ltd.	4,640,000	2,425
^	Geely Automobile
	Holdings Ltd.	6,690,000	2,419
	Shandong Weigao Group
	Medical Polymer Co. Ltd.	680,000	2,403
	Hopson Development
	Holdings Ltd.	1,358,000	2,376
*	Beijing Capital International
	Airport Co. Ltd.	3,482,000	2,342
	Zhejiang
	Expressway Co. Ltd.	2,702,000	2,298
	Huabao International
	Holdings Ltd.	2,310,000	2,203
^	Fosun International	3,165,000	2,144
^	Soho China Ltd.	3,887,500	2,089
	Jiangsu Expressway
	Co. Ltd.	2,316,000	2,060
*,^	Maanshan Iron & Steel	3,374,000	2,031
*	Hidili Industry International
	Development Ltd.	1,952,000	1,998
	China South Locomotive
	and Rolling Stock Corp.	3,592,000	1,992
^	Sinofert Holdings Ltd.	3,888,000	1,924
	China Communications
	Services Corp. Ltd.	3,550,000	1,836
*,^	Sinopec Shanghai
	Petrochemical Co. Ltd.	4,524,000	1,813
	Sinotruk Hong Kong Ltd.	1,413,500	1,681
	China BlueChemical Ltd.	3,142,000	1,672
	Dongfang Electric
	Corp. Ltd.	335,800	1,668
	Shanghai Lujiazui
	Finance & Trade Zone
	Development Co. Ltd.
	Class B	893,200	1,667
	Franshion Properties
	China Ltd.	5,918,000	1,655

			Market
			Value•
		Shares	($000)
	China International
	Marine Containers
	Co. Ltd. Class B	1,451,553	1,448
	Shanghai Zhenhua
	Heavy Industry Co. Ltd.
	Class B	1,583,079	1,310
	Harbin Power
	Equipment Co. Ltd.	1,326,000	1,232
	China Travel
	International Inv HK	5,610,000	1,145
^	Guangshen
	Railway Co. Ltd.	2,714,000	1,103
			1,029,950
Colombia (0.0%)
	BanColombia SA ADR	134,871	5,338

Czech Republic (0.1%)
	CEZ AS	311,595	15,344
	Komercni Banka AS	29,547	5,794
	Telefonica O2 Czech
	Republic AS	214,912	5,064
			26,202
Denmark (0.7%)
	Novo Nordisk A/S Class B	862,920	53,610
*	Vestas Wind Systems A/S	391,458	27,456
*	Danske Bank A/S	871,348	20,012
	A P Moller–Maersk
	A/S Class B	2,112	14,421
	Carlsberg A/S Class B	204,720	14,353
	Novozymes A/S	87,794	8,031
	A P Moller–Maersk A/S	1,053	7,001
*	DSV A/S	398,368	6,192
*	Topdanmark A/S	28,728	4,142
	TrygVesta AS	50,050	3,606
	Coloplast A/S Class B	43,871	3,582
*	William Demant Holding	46,314	3,293
	H Lundbeck A/S	110,400	2,138
			167,837
Egypt (0.1%)
^	Orascom Construction
	Industries GDR	172,156	8,310
	Orascom Telecom
	Holding SAE GDR	173,003	5,883
			14,193
Finland (0.9%)
	Nokia Oyj	7,218,899	91,184
	Fortum Oyj	853,291	20,196
	Sampo Oyj	807,572	19,330
	UPM-Kymmene Oyj	1,008,209	12,100
	Kone Oyj Class B	295,066	11,017
	Stora Enso Oyj	1,130,697	8,558
	Metso Oyj	246,105	6,872
^	Wartsila Oyj	161,442	5,844
	Elisa Oyj	259,702	5,030
^	Neste Oil Oyj	249,354	4,410

18

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Nokian Renkaat Oyj	203,701	4,347
	Kesko Oyj Class B	125,699	4,183
	Outokumpu Oyj	224,313	3,709
	Orion Oyj Class B	174,032	3,307
	Rautaruukki Oyj	161,148	3,285
	Pohjola Bank PLC	270,245	3,003
	Sanoma Oyj	152,891	2,822
			209,197
France (8.3%)
	Total SA	4,114,604	246,219
	Sanofi-Aventis SA	2,028,605	148,701
	BNP Paribas	1,773,551	133,609
	GDF Suez	2,326,264	97,255
	France Telecom SA	3,528,106	87,422
	AXA SA	3,016,480	75,020
	Societe Generale	1,093,558	72,634
	Groupe Danone SA	1,058,716	63,602
	Vivendi	2,256,488	62,600
	ArcelorMittal	1,653,783	55,968
	Carrefour SA	1,222,863	52,489
	Air Liquide SA	481,069	51,811
	LVMH Moet Hennessy
	Louis Vuitton SA	472,628	48,941
	L'Oreal SA	461,070	47,143
	Schneider Electric SA	450,455	46,842
	Vinci SA	814,973	42,532
	Unibail-Rodamco SE	157,235	34,819
	Cie de Saint-Gobain	707,470	34,475
	Credit Agricole SA	1,713,815	32,828
	Lafarge SA	384,707	31,227
	Pernod-Ricard SA	373,620	31,125
	Alstom SA	390,103	27,029
	EDF SA	457,431	25,495
	Veolia Environnement	729,203	23,823
	Cie Generale d'Optique
	Essilor International SA	385,025	21,558
	Compagnie Generale des
	Etablissements Michelin
	Class B	278,895	20,660
	Bouygues SA	429,460	20,224
*	Alcatel-Lucent	4,460,624	16,705
	Vallourec SA	103,872	16,355
*	Renault SA	356,602	15,958
	PPR	145,970	15,908
	European Aeronautic
	Defence and
	Space Co. NV	786,016	14,719
^	Hermes International	102,070	14,194
	Accor SA	273,802	13,112
	Cap Gemini SA	279,390	12,943
	Technip SA	200,403	12,573
	Christian Dior SA	122,374	12,204
	SES SA	546,042	11,832
	Suez Environnement Co.	519,435	11,543
	STMicroelectronics NV	1,320,941	10,601
*	Natixis	1,870,225	10,506

			Market
			Value•
		Shares	($000)
	Sodexo	180,711	10,320
	Lagardere SCA	226,327	10,225
*	Peugeot SA	291,190	9,485
	Publicis Groupe	227,985	8,663
	Casino Guichard
	Perrachon SA	105,666	8,396
	SCOR SE	326,933	8,321
	Thales SA	171,523	8,311
	Dassault Systemes SA	125,555	7,246
	Klepierre	174,428	7,230
	CNP Assurances	70,852	6,847
	Eutelsat Communications	190,318	6,049
	Safran SA	356,472	5,751
	Legrand SA	201,953	5,478
*	Cie Generale de
	Geophysique-Veritas	273,285	5,412
	Neopost SA	59,571	5,213
	Bureau Veritas SA	94,187	5,186
	Fonciere Des Regions	44,842	4,943
	Aeroports de Paris	57,518	4,366
	Eiffage SA	79,276	4,319
*	Atos Origin SA	87,722	4,107
	ICADE	37,796	3,979
*	Air France-KLM	255,391	3,916
	Gecina SA	36,259	3,857
	Imerys SA	65,770	3,605
	Societe BIC SA	51,020	3,541
^	Societe Television
	Francaise 1	224,865	3,531
^	Iliad SA	31,566	3,418
	Eurazeo	53,993	3,395
	Societe Des Autoroutes
	Paris-Rhin-Rhone	43,504	3,267
^	Eramet	10,148	3,160
	M6-Metropole Television	125,324	3,019
	BioMerieux	26,094	2,896
^	PagesJaunes Groupe	235,857	2,890
*,^	JC Decaux SA	123,206	2,491
	Ipsen SA	48,474	2,470
			2,010,507
Germany (6.1%)
	Siemens AG	1,586,042	143,326
	E.ON AG	3,665,138	140,466
	Bayer AG	1,473,673	102,244
	Allianz SE	873,277	100,098
	BASF SE	1,779,378	95,250
	Deutsche Bank AG	1,141,393	82,924
	Daimler AG	1,692,426	82,206
	SAP AG	1,655,054	74,966
	Deutsche Telekom AG	5,468,200	74,725
	RWE AG	806,296	70,722
	Muenchener
	Rueckversicherungs AG	398,095	62,984
	Bayerische Motoren
	Werke AG	637,218	31,172
	Linde AG	292,846	30,736

19

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Deutsche Boerse AG	375,777	30,435
^	Volkswagen AG	170,530	27,729
	Deutsche Post AG	1,634,501	27,651
	ThyssenKrupp AG	643,920	20,742
	Volkswagen AG Pfd.	203,002	20,225
	Fresenius Medical
	Care AG & Co. KGaA	368,058	17,862
	Adidas AG	373,965	17,315
	MAN SE	204,338	16,827
	HeidelbergCement AG	271,084	16,215
	Henkel AG & Co. KGaA	344,573	15,693
	K&S AG	285,380	15,578
*	Commerzbank AG	1,360,181	14,167
	Porsche Automobil
	Holding SE	167,686	12,827
	Metro AG	217,634	12,080
	Merck KGaA	124,033	11,660
	Beiersdorf AG	169,657	10,451
	Henkel AG & Co. KGaA	251,436	9,716
*	Infineon Technologies AG	2,080,018	9,366
	Fresenius SE Pfd.	156,252	9,077
*,^	QIAGEN NV	433,957	8,999
	Deutsche Lufthansa AG	437,773	6,760
	Salzgitter AG	74,630	6,709
	Hochtief AG	81,420	6,145
	RWE AG	75,937	5,959
	GEA Group AG	300,726	5,675
*	Hannover
	Rueckversicherung AG	117,143	5,281
*	Deutsche Postbank AG	167,662	5,192
	Wacker Chemie AG	29,736	4,272
	Celesio AG	163,147	4,047
^	Solarworld AG	158,465	3,430
	Bayerische Motoren
	Werke AG	102,749	3,377
	Fraport AG Frankfurt
	Airport Services
	Worldwide	71,017	3,344
*	United Internet AG	246,126	3,205
	Puma AG Rudolf
	Dassler Sport	10,080	3,088
	Fresenius SE	54,871	2,733
	Suedzucker AG	129,193	2,670
	Daimler AG	45,880	2,213
*,^	TUI AG	273,464	1,896
	Hamburger Hafen und
	Logistik AG	46,182	1,799
			1,494,229
Greece (0.5%)
*	National Bank of
	Greece SA	1,139,014	41,643
*	Alpha Bank AE	689,990	13,303
	OPAP SA	431,814	10,992
*	Piraeus Bank SA	602,604	10,389
*	EFG Eurobank Ergasias SA	626,492	9,924

			Market
			Value•
		Shares	($000)
	Coca Cola Hellenic
	Bottling Co. SA	353,930	9,224
	Bank of Cyprus
	Public Co. Ltd.	1,066,097	8,434
	Hellenic
	Telecommunications
	Organization SA	381,890	6,424
	Marfin Investment
	Group SA	1,206,668	4,808
*	Public Power Corp. SA	223,970	4,568
	Titan Cement Co. SA	111,260	3,845
	Hellenic Petroleum SA	171,470	2,078
*	National Bank of
	Greece SA ADR	144,000	1,047
	Hellenic
	Telecommunications
	Organization SA ADR	86,880	737
			127,416
Hong Kong (1.8%)
	Sun Hung Kai
	Properties Ltd.	2,706,000	40,997
	Hong Kong Exchanges
	and Clearing Ltd.	1,962,500	34,545
	Cheung Kong
	Holdings Ltd.	2,664,000	33,810
	Hutchison Whampoa Ltd.	4,109,000	28,841
	CLP Holdings Ltd.	3,921,500	26,282
	Hang Seng Bank Ltd.	1,467,400	20,730
	Hong Kong & China
	Gas Co. Ltd.	7,599,000	18,282
	Li & Fung Ltd.	4,338,000	18,042
	Swire Pacific Ltd.	1,480,000	18,036
	BOC Hong Kong
	Holdings Ltd.	7,120,000	16,389
	Hang Lung Properties Ltd.	3,972,000	15,011
	Henderson Land
	Development Co. Ltd.	2,057,000	14,542
	Esprit Holdings Ltd.	2,138,600	14,237
	Wharf Holdings Ltd.	2,631,000	14,216
	Hongkong Electric
	Holdings Ltd.	2,657,000	14,209
	New World
	Development Ltd.	4,827,000	10,390
	Bank of East Asia Ltd.	2,838,220	9,956
	MTR Corp.	2,727,000	9,659
	Link REIT	4,147,000	9,339
	Hang Lung Group Ltd.	1,608,000	8,060
	Kerry Properties Ltd.	1,367,000	7,622
	Sino Land Co. Ltd.	3,276,000	6,231
	Wheelock & Co. Ltd.	1,772,000	5,693
	Shangri-La Asia Ltd.	2,452,000	4,716
*	Cathay Pacific
	Airways Ltd.	2,225,000	3,605
	Hopewell Holdings Ltd.	1,143,000	3,596
*	Foxconn International
	Holdings Ltd.	4,091,000	3,593

20

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Yue Yuen Industrial
	Holdings Ltd.	1,260,000	3,511
	Hysan Development
	Co. Ltd.	1,170,000	3,456
	Wing Hang Bank Ltd.	335,500	3,255
	Cheung Kong
	Infrastructure
	Holdings Ltd.	843,000	2,997
	NWS Holdings Ltd.	1,576,000	2,993
	ASM Pacific
	Technology Ltd.	367,900	2,860
	Chinese Estates
	Holdings Ltd.	1,659,000	2,844
	Television Broadcasts Ltd.	529,000	2,500
*	Mongolia Energy Co. Ltd.	5,775,000	2,427
	Lifestyle International
	Holdings Ltd.	1,263,500	2,030
	Orient Overseas
	International Ltd.	413,000	2,015
	PCCW Ltd.	6,966,000	1,711
	Hong Kong Aircraft
	Engineerg Co. Ltd.	130,000	1,535
			444,763
Hungary (0.1%)
*	OTP Bank PLC	515,953	14,509
*	MOL Hungarian Oil
	and Gas NyRt	112,492	9,398
	Richter Gedeon Nyrt.	26,593	5,538
	Magyar Telekom
	Telecommunications PLC	871,424	3,757
			33,202
India (1.7%)
	Reliance Industries Ltd.	1,262,933	51,095
	Infosys Technologies Ltd.	880,928	40,911
	Housing Development
	Finance Corp.	404,821	22,652
	ICICI Bank Ltd.	1,016,238	16,782
	HDFC Bank Ltd.	412,063	14,033
	Larsen & Toubro Ltd.	380,259	12,552
	Tata Consultancy
	Services Ltd.	903,748	12,015
	Oil & Natural Gas
	Corp. Ltd.	492,655	11,739
	Sterlite Industries
	India Ltd.	721,376	11,650
	ITC Ltd.	2,105,340	11,336
	Bharat Heavy
	Electricals Ltd.	225,043	10,525
	Hindustan Unilever Ltd.	1,671,010	9,991
	Jindal Steel & Power Ltd.	712,627	9,602
	Axis Bank Ltd.	413,929	7,880
	ICICI Bank Ltd. ADR	239,874	7,544
	NTPC Ltd.	1,568,891	7,041
	DLF Ltd.	776,995	6,042
	Wipro Ltd.	468,015	5,965
	GAIL India Ltd.	733,613	5,400

			Market
			Value•
		Shares	($000)
	Mahindra & Mahindra Ltd.	266,212	5,151
	Hero Honda Motors Ltd.	150,476	4,970
	Jaiprakash Associates Ltd.	1,020,343	4,493
	Reliance Infrastructure Ltd.	201,270	4,454
	State Bank of India Ltd.	96,366	4,446
	Tata Power Co. Ltd.	157,505	4,428
	HDFC Bank Ltd. ADR	39,831	4,406
	Reliance
	Communications Ltd.	1,184,993	4,368
	Sesa Goa Ltd.	675,818	4,293
	Tata Motors Ltd.	349,392	4,136
	Sun Pharmaceutical
	Industries Ltd.	135,421	3,941
	Maruti Suzuki India Ltd.	131,315	3,881
	Unitech Ltd.	2,264,220	3,880
	Infrastructure
	Development
	Finance Co. Ltd.	1,245,638	3,845
	Cipla Ltd.	604,955	3,663
	Kotak Mahindra Bank Ltd.	244,320	3,648
	Tata Steel Ltd.	362,179	3,580
	Hindalco Industries Ltd.	1,364,328	3,486
	Reliance Capital Ltd.	210,735	3,301
*	Indiabulls Real Estate Ltd.	597,823	3,127
*	Cairn India Ltd.	529,654	2,933
	Steel Authority Of India Ltd.	850,814	2,932
	Dr Reddys Laboratories Ltd.	136,166	2,916
	United Spirits Ltd.	118,202	2,657
	JSW Steel Ltd.	164,904	2,613
	Bajaj Auto Ltd.	81,172	2,378
	Satyam Computer
	Services Ltd.	1,002,674	2,167
*	GMR Infrastructure Ltd.	1,654,486	2,139
	Ambuja Cements Ltd.	1,131,539	2,124
	HCL Technologies Ltd.	320,535	2,058
	Zee Entertainment
	Enterprises Ltd.	406,874	1,973
	Power Grid Corp.
	of India Ltd.	842,398	1,848
	Bharat Petroleum Corp. Ltd.	168,194	1,828
*	Reliance Natural
	Resources Ltd.	1,269,108	1,702
	Siemens India Ltd.	155,965	1,688
*	Ranbaxy Laboratories Ltd.	204,789	1,686
	Wipro Ltd. ADR	96,956	1,663
	ACC Ltd.	104,447	1,651
	ABB Ltd.	98,298	1,593
	Grasim Industries Ltd.	34,289	1,581
	Dr Reddys
	Laboratories Ltd. ADR	58,777	1,277
*	Idea Cellular Ltd.	1,159,498	1,267
	United Phosphorus Ltd.	402,794	1,216
	State Bank of India Ltd. GDR	12,622	1,153
	Aditya Birla Nuvo Ltd.	66,147	1,103
	Glenmark
	Pharmaceuticals Ltd.	195,509	923

21

Total International Stock Index Fund

		Market
		Value•
	Shares	($000)
Infosys
Technologies Ltd. ADR	1,296	60
		405,381
Indonesia (0.4%)
Telekomunikasi
Indonesia Tbk PT	19,420,500	16,723
Astra International Tbk PT	3,882,000	12,490
Bank Central Asia Tbk PT	23,693,000	11,157
Perusahaan Gas
Negara PT	23,016,000	8,564
Bumi Resources Tbk PT	33,562,500	8,080
Bank Rakyat Indonesia	10,582,000	7,700
Bank Mandiri Tbk PT	13,766,000	6,606
United Tractors Tbk PT	2,911,500	4,464
Indocement Tunggal
Prakarsa Tbk PT	2,805,000	3,194
Unilever Indonesia Tbk PT	2,936,500	3,071
Indofood Sukses
Makmur Tbk PT	8,359,500	2,642
Bank Danamon
Indonesia Tbk PT	5,564,901	2,596
Tambang Batubara
Bukit Asam Tbk PT	1,618,000	2,521
Semen Gresik
Persero Tbk PT	2,906,500	2,054
Astra Agro Lestari Tbk PT	766,000	1,700
*	International Nickel
	Indonesia Tbk PT	3,819,500	1,583
	Aneka Tambang Tbk PT	6,621,500	1,539
*	Lippo Karawaci Tbk PT	19,856,500	1,343
	Indosat Tbk PT	2,444,500	1,298
			99,325
Ireland (0.2%)
	CRH PLC	1,333,647	32,702
	Kerry Group PLC Class A	271,026	8,033
*	Elan Corp. PLC	948,326	4,970
*	Ryanair Holdings PLC	641,474	2,794
*	Ryanair Holdings PLC ADR	73,866	2,014
*	Anglo Irish Bank Corp. Ltd.	698,992	223
			50,736
Israel (0.6%)
	Teva Pharmaceutical
	Industries Ltd.	1,664,453	83,914
	Israel Chemicals Ltd.	964,336	11,264
*	Check Point Software
	Technologies	318,598	9,899
	Bank Leumi Le-Israel BM	2,204,578	8,610
*	Bank Hapoalim BM	1,863,345	6,803
	Bezeq Israeli
	Telecommunication
	Corp. Ltd.	2,152,893	4,805
*	Nice Systems Ltd.	119,424	3,716
*	Israel Corp. Ltd.	4,380	3,012
	Partner
	Communications Co. Ltd.	157,601	2,988

			Market
			Value•
		Shares	($000)
	Cellcom Israel Ltd.	92,433	2,781
	Elbit Systems Ltd.	42,005	2,545
	Makhteshim-Agan
	Industries Ltd.	544,112	2,543
	Teva Pharmaceutical
	Industries Ltd. ADR	42,703	2,156
*	Mizrahi Tefahot Bank Ltd.	239,479	1,946
	Israel Discount
	Bank Ltd. Class A	856,318	1,635
	Discount Investment Corp.	55,339	1,300
	Ormat Industries	136,815	1,193
	Delek Group Ltd.	7,034	1,162
			152,272
Italy (2.7%)
	ENI SPA	5,018,348	124,288
*	UniCredit SPA	27,416,042	91,849
	Enel SPA	12,687,819	75,496
*	Intesa Sanpaolo SPA	14,846,128	62,480
	Assicurazioni
	Generali SPA	2,250,697	56,671
	Telecom Italia SPA	19,319,929	30,692
*	Fiat SPA	1,467,658	21,850
	Unione di Banche
	Italiane SCPA	1,107,592	15,821
	Saipem SPA	506,076	14,932
	Snam Rete Gas SPA	2,874,685	13,943
	Finmeccanica SPA	775,886	13,020
	Telecom Italia SPA RNC	11,573,435	12,736
	Atlantia SPA	492,960	11,657
	Mediobanca SPA	910,942	11,619
^	Tenaris SA	630,801	11,226
*	Banco Popolare SC	1,229,398	10,680
	Terna Rete Elettrica
	Nazionale SPA	2,474,723	9,812
	Parmalat SPA	3,251,549	9,012
	Mediaset SPA	1,349,453	8,763
	Banca Monte dei Paschi
	di Siena SPA	4,180,901	7,944
	Intesa Sanpaolo SPA	1,793,660	5,849
	Banca Popolare di
	Milano Scarl	752,896	5,602
*	Luxottica Group SPA	222,481	5,416
	Tenaris SA ADR	139,938	4,985
	A2A SPA	2,310,239	4,259
	Prysmian SPA	201,318	3,540
	Banca Carige SPA	1,208,111	3,406
^	Exor SPA	155,917	3,072
*,^	Pirelli & C SPA	5,068,571	2,848
	Mediolanum SPA	405,440	2,573
	Fondiaria-Sai SPA	125,972	2,296
*	Autogrill SPA	193,354	2,174
	ACEA SPA	176,237	2,062
	Saras SPA	627,194	2,036
*,^	Unipol Gruppo
	Finanziario SPA	1,385,936	2,009

22

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
^	Italcementi SPA	131,866	1,898
^	Lottomatica SPA	85,439	1,820
			670,336
Japan (16.2%)
	Toyota Motor Corp.	5,310,300	209,634
	Honda Motor Co. Ltd.	3,178,000	98,158
	Mitsubishi UFJ Financial
	Group Inc.	17,954,330	95,632
	Canon Inc.	2,054,800	77,472
	Sumitomo Mitsui
	Financial Group Inc.	1,749,100	59,452
	Takeda
	Pharmaceutical Co. Ltd.	1,445,200	57,799
	Tokyo Electric
	Power Co. Inc.	2,345,200	57,647
	Sony Corp.	1,936,400	57,180
	Mitsubishi Corp.	2,608,800	55,307
	Panasonic Corp.	3,783,300	53,401
	Nomura Holdings Inc.	6,875,390	48,459
	Nintendo Co. Ltd.	191,200	47,958
	Mizuho Financial
	Group Inc.	24,210,992	47,755
	Mitsui & Co. Ltd.	3,333,100	43,773
	Toshiba Corp.	7,567,000	43,248
	NTT DoCoMo Inc.	29,600	42,928
	East Japan Railway Co.	654,400	41,907
	Shin-Etsu Chemical Co. Ltd.	789,600	41,874
	Nippon Telegraph &
	Telephone Corp.	999,700	41,250
	Nippon Steel Corp.	9,810,000	37,425
	Tokio Marine Holdings Inc.	1,395,500	35,683
	Komatsu Ltd.	1,827,600	35,629
	Nissan Motor Co. Ltd.	4,787,100	34,640
	Softbank Corp.	1,458,600	34,370
	Mitsubishi Estate Co. Ltd.	2,275,000	34,364
	Seven & I Holdings Co. Ltd.	1,482,600	32,457
	Astellas Pharma Inc.	873,600	32,169
	Kansai Electric
	Power Co. Inc.	1,469,700	31,755
	JFE Holdings Inc.	946,000	30,816
	Fanuc Ltd.	368,000	30,567
	KDDI Corp.	5,622	29,839
	Chubu Electric
	Power Co. Inc.	1,271,900	28,397
	Mitsubishi Electric Corp.	3,722,000	28,313
	FUJIFILM Holdings Corp.	940,100	26,726
	Kyocera Corp.	313,600	26,306
	Kirin Holdings Co. Ltd.	1,608,000	26,248
	Mitsui Fudosan Co. Ltd.	1,615,000	26,131
	Denso Corp.	937,000	25,602
	Daiichi Sankyo Co. Ltd.	1,294,700	25,293
	Japan Tobacco Inc.	8,646	24,256
	Kao Corp.	1,037,000	23,098
	Fujitsu Ltd.	3,578,000	21,070
	Sumitomo Corp.	2,163,800	21,006
	Hitachi Ltd.	6,479,000	20,920

		Market
		Value•
	Shares	($000)
Mitsubishi Heavy
Industries Ltd.	5,838,000	20,644
Sharp Corp.	1,927,000	20,560
Murata
Manufacturing Co. Ltd.	412,500	20,127
Bridgestone Corp.	1,176,500	19,401
Central Japan Railway Co.	2,887	19,234
Secom Co. Ltd.	405,100	18,901
Mitsui Sumitomo
Insurance Group
Holdings Inc.	810,700	18,872
Tokyo Electron Ltd.	331,100	18,626
ITOCHU Corp.	2,899,000	18,324
Sumitomo Electric
Industries Ltd.	1,457,200	17,683
Nidec Corp.	209,400	17,680
Tokyo Gas Co. Ltd.	4,447,000	17,617
Ricoh Co. Ltd.	1,290,000	17,531
Hoya Corp.	794,100	17,476
Eisai Co. Ltd.	484,800	17,215
Terumo Corp.	323,800	17,043
Tohoku Electric
Power Co. Inc.	819,800	16,836
Sumitomo Metal
Industries Ltd.	6,472,000	16,535
Daiwa Securities
Group Inc.	3,131,000	16,479
Suzuki Motor Corp.	679,400	16,439
Asahi Glass Co. Ltd.	1,943,000	16,369
Kubota Corp.	2,096,000	16,288
Sumitomo Metal
Mining Co. Ltd.	1,009,000	15,957
Keyence Corp.	79,910	15,864
Marubeni Corp.	3,179,000	15,728
Daikin Industries Ltd.	451,500	15,304
Fast Retailing Co. Ltd.	91,900	15,126
Kyushu Electric
Power Co. Inc.	731,500	14,936
Toray Industries Inc.	2,553,000	14,544
Sumitomo Trust &
Banking Co. Ltd.	2,739,000	14,270
Sumitomo Realty &
Development Co. Ltd.	734,000	13,918
Dai Nippon
Printing Co. Ltd.	1,082,000	13,557
Asahi Breweries Ltd.	743,800	13,149
Olympus Corp.	418,700	13,069
INPEX Corp.	1,596	13,033
ORIX Corp.	201,521	13,017
TDK Corp.	224,700	12,919
Mitsui OSK Lines Ltd.	2,208,000	12,821
Rohm Co. Ltd.	188,700	12,514
Osaka Gas Co. Ltd.	3,722,000	12,458
Shionogi & Co. Ltd.	573,000	12,361
Shiseido Co. Ltd.	669,000	12,214
Ajinomoto Co. Inc.	1,280,000	12,014

23

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Sumitomo
	Chemical Co. Ltd.	3,014,000	12,009
	Asahi Kasei Corp.	2,420,000	11,991
	Nippon Oil Corp.	2,410,000	11,876
	SMC Corp.	103,400	11,809
	T&D Holdings Inc.	450,150	11,629
	Bank of Yokohama Ltd.	2,366,000	11,618
	West Japan Railway Co.	3,253	11,528
	Shizuoka Bank Ltd.	1,160,000	11,526
	Nikon Corp.	616,000	11,481
^	Kintetsu Corp.	3,134,000	11,146
	Resona Holdings Inc.	935,000	11,133
	Yamato Holdings Co. Ltd.	753,000	11,108
	Aeon Co. Ltd.	1,240,800	11,067
	NGK Insulators Ltd.	487,000	10,923
	Chugoku Electric
	Power Co. Inc.	539,400	10,916
*,^	NEC Corp.	3,724,000	10,585
	Daiwa House
	Industry Co. Ltd.	977,000	10,438
*,^	Mitsubishi Motors Corp.	6,970,000	10,311
	Yamada Denki Co. Ltd.	167,430	10,203
	Sompo Japan
	Insurance Inc.	1,708,000	9,988
	Odakyu Electric
	Railway Co. Ltd.	1,206,000	9,824
	Hankyu Hanshin
	Holdings Inc.	2,205,000	9,823
	Shikoku Electric Power Co.	344,800	9,702
	Toppan Printing Co. Ltd.	1,077,000	9,626
	Nitto Denko Corp.	318,600	9,622
	Tokyu Corp.	2,189,000	9,566
	Rakuten Inc.	13,921	9,534
	Toyota Industries Corp.	345,200	9,350
	Aisin Seiki Co. Ltd.	367,200	9,336
	Panasonic Electric
	Works Co. Ltd.	728,000	9,189
	Chiba Bank Ltd.	1,475,000	9,096
	Ibiden Co. Ltd.	248,100	8,883
	Kobe Steel Ltd.	4,824,000	8,767
	Konica Minolta
	Holdings Inc.	921,500	8,656
	Tobu Railway Co. Ltd.	1,579,000	8,635
	Mitsubishi Chemical
	Holdings Corp.	2,321,500	8,621
	Yahoo! Japan Corp.	27,923	8,559
	Sekisui House Ltd.	983,000	8,501
	Chugai
	Pharmaceutical Co. Ltd.	434,300	8,496
	Hokuriku Electric Power Co.	363,400	8,285
	Nippon Building
	Fund Inc. Class A	989	8,107
*,^	Sanyo Electric Co. Ltd.	3,221,000	7,984
	JS Group Corp.	486,000	7,932
	Electric Power
	Development Co. Ltd.	255,800	7,887

			Market
			Value•
		Shares	($000)
	Nippon Yusen KK	2,115,000	7,807
	JGC Corp.	403,000	7,704
	Ono
	Pharmaceutical Co. Ltd.	161,400	7,663
	Unicharm Corp.	79,700	7,638
	Nippon Mining
	Holdings Inc.	1,709,000	7,624
	Makita Corp.	217,800	7,218
	Nippon Electric
	Glass Co. Ltd.	666,000	7,171
	Japan Steel Works Ltd.	650,000	7,168
	OJI Paper Co. Ltd.	1,623,000	7,063
	NTT Data Corp.	2,430	6,992
	Trend Micro Inc.	202,000	6,992
	Keio Corp.	1,108,000	6,977
	Kawasaki Heavy
	Industries Ltd.	2,761,000	6,899
	Chuo Mitsui Trust
	Holdings Inc.	1,888,000	6,895
	Hokkaido Electric
	Power Co. Inc.	357,400	6,881
	Nipponkoa
	Insurance Co. Ltd.	1,257,000	6,844
	Kuraray Co. Ltd.	662,500	6,839
^	Dentsu Inc.	319,100	6,836
	Japan Real Estate
	Investment Corp.
	Class A	849	6,774
	Advantest Corp.	305,500	6,747
	JSR Corp.	345,500	6,738
	Keihin Electric Express
	Railway Co. Ltd.	843,000	6,710
	Nippon Express Co. Ltd.	1,629,000	6,670
	Omron Corp.	394,900	6,650
	Kurita Water
	Industries Ltd.	216,900	6,634
	Isetan Mitsukoshi
	Holdings Ltd.	682,400	6,540
	Oriental Land Co. Ltd.	95,300	6,460
^	Mazda Motor Corp.	2,824,000	6,373
	Daito Trust
	Construction Co. Ltd.	152,000	6,318
	Benesse Corp.	142,500	6,283
*,^	GS Yuasa Corp.	708,000	6,098
	Taiyo Nippon Sanso Corp.	544,000	6,041
	SBI Holdings Inc.	32,408	5,955
	Sankyo Co. Ltd.	104,200	5,952
	Hirose Electric Co. Ltd.	57,200	5,896
	Toyota Tsusho Corp.	409,100	5,849
	Kyowa Hakko Kirin Co. Ltd.	501,000	5,791
	Nitori Co. Ltd.	70,850	5,762
	Mitsubishi Tanabe
	Pharma Corp.	433,000	5,528
	Lawson Inc.	123,300	5,512
	Joyo Bank Ltd.	1,253,000	5,512

24

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Fukuoka Financial
	Group Inc.	1,507,000	5,510
	Mitsubishi Materials Corp.	2,070,000	5,458
	Bank of Kyoto Ltd.	594,000	5,390
*	MEIJI Holdings Co. Ltd.	130,541	5,317
	Teijin Ltd.	1,805,000	5,305
	Stanley Electric Co. Ltd.	268,800	5,263
	NSK Ltd.	903,000	5,246
	Hokuhoku Financial
	Group Inc.	2,415,000	5,233
	Sega Sammy Holdings Inc.	358,700	5,093
	Showa Denko KK	2,637,000	5,076
	Sekisui Chemical Co. Ltd.	834,000	5,044
	Sumitomo Heavy
	Industries Ltd.	1,111,000	5,041
	Ube Industries Ltd.	1,953,000	5,033
	TonenGeneral Sekiyu KK	548,000	5,001
	Shimano Inc.	129,800	4,963
	Santen
	Pharmaceutical Co. Ltd.	144,300	4,951
	Yamaha Motor Co. Ltd.	414,900	4,941
*	IHI Corp.	2,578,000	4,916
	Nisshin Seifun Group Inc.	366,000	4,882
	Sony Financial Holdings Inc.	1,696	4,867
	Toyo Seikan Kaisha Ltd.	288,600	4,848
	Brother Industries Ltd.	422,700	4,813
	Yakult Honsha Co. Ltd.	184,100	4,794
	Isuzu Motors Ltd.	2,262,000	4,783
	Nissin Foods
	Holdings Co., Ltd.	135,200	4,771
^	Hitachi Construction
	Machinery Co. Ltd.	204,700	4,771
	Suzuken Co. Ltd.	134,300	4,753
	Fuji Heavy Industries Ltd.	1,210,000	4,728
	Obayashi Corp.	1,252,000	4,728
	Nippon Paper Group Inc.	177,800	4,718
	Hachijuni Bank Ltd.	796,000	4,709
	Furukawa Electric Co. Ltd.	1,223,000	4,638
	Chugoku Bank Ltd.	340,000	4,591
	J Front Retailing Co. Ltd.	947,000	4,489
	Taisho
	Pharmaceutical Co. Ltd.	245,000	4,466
	Toyo Suisan Kaisha Ltd.	170,000	4,448
	All Nippon
	Airways Co. Ltd.	1,593,978	4,447
	Sojitz Corp.	2,406,800	4,443
	Hisamitsu
	Pharmaceutical Co. Inc.	128,800	4,428
	Toho Gas Co. Ltd.	853,000	4,423
*	Elpida Memory Inc.	336,804	4,400
	Shimizu Corp.	1,147,000	4,398
	Kawasaki Kisen
	Kaisha Ltd.	1,159,000	4,223
	Jupiter
	Telecommunications
	Co. Ltd.	4,614	4,217

			Market
			Value•
		Shares	($000)
	Sumco Corp.	220,800	4,214
	Seiko Epson Corp.	271,400	4,195
	Aioi Insurance Co. Ltd.	952,000	4,191
	Nippon Meat Packers Inc.	356,000	4,174
	Nomura Research
	Institute Ltd.	192,800	4,169
	Iyo Bank Ltd.	461,000	4,157
	Amada Co. Ltd.	656,000	4,013
	Gunma Bank Ltd.	770,000	4,012
	JTEKT Corp.	378,100	3,994
	Shimamura Co. Ltd.	41,600	3,976
	Tsumura & Co.	115,500	3,975
	Mediceo Paltac
	Holdings Co. Ltd.	283,600	3,960
	THK Co. Ltd.	228,800	3,954
	Hitachi Chemical Co. Ltd.	198,600	3,943
	Yamaguchi Financial
	Group Inc.	411,000	3,927
	Namco Bandai
	Holdings Inc.	380,000	3,885
	Mitsui Chemicals Inc.	1,131,000	3,884
	Takashimaya Co. Ltd.	572,000	3,857
	Kajima Corp.	1,638,000	3,835
	Kikkoman Corp.	330,000	3,819
	Daihatsu Motor Co. Ltd.	372,000	3,806
^	Mitsui Engineering &
	Shipbuilding Co. Ltd.	1,461,000	3,783
	77 Bank Ltd.	655,000	3,770
	Suruga Bank Ltd.	416,000	3,758
	Mizuho Securities Co. Ltd.	1,087,000	3,751
	Kamigumi Co. Ltd.	494,000	3,711
	Taisei Corp.	1,886,000	3,701
	Kaneka Corp.	565,000	3,678
	Hiroshima Bank Ltd.	950,000	3,645
	Nippon Sheet
	Glass Co. Ltd.	1,236,000	3,642
	Yaskawa Electric Corp.	457,000	3,595
	Showa Shell Sekiyu KK	363,700	3,582
	Toyoda Gosei Co. Ltd.	126,800	3,555
	Nissan Chemical
	Industries Ltd.	275,000	3,544
	Yokogawa Electric Corp.	437,000	3,542
	NGK Spark Plug Co. Ltd.	312,000	3,536
	Kansai Paint Co. Ltd.	417,000	3,529
	Ushio Inc.	222,100	3,492
	Tokuyama Corp.	552,000	3,469
	Tokyu Land Corp.	859,000	3,464
	Credit Saison Co. Ltd.	307,200	3,434
	Mitsubishi UFJ Lease &
	Finance Co. Ltd.	114,340	3,406
	NTN Corp.	899,000	3,395
	Shimadzu Corp.	490,000	3,393
	Denki Kagaku Kogyo KK	920,000	3,375
^	Casio Computer Co. Ltd.	459,100	3,369
	Mitsubishi Gas
	Chemical Co. Inc.	730,000	3,367

25

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Mitsubishi Rayon Co. Ltd.	972,000	3,358
	Nishi-Nippon City Bank Ltd.	1,352,000	3,345
	Aeon Mall Co. Ltd.	159,100	3,334
	FamilyMart Co. Ltd.	110,600	3,294
	Nomura Real Estate
	Office Fund Inc. Class A	532	3,287
	Rinnai Corp.	74,200	3,260
	Toho Co. Ltd.	215,000	3,231
	Konami Corp.	177,600	3,231
	Oracle Corp. Japan	72,600	3,199
	Mitsumi Electric Co. Ltd.	158,000	3,187
	Dainippon Sumitomo
	Pharma Co. Ltd.	306,100	3,182
	Daicel Chemical
	Industries Ltd.	525,000	3,170
	Japan Retail Fund
	Investment Corp. Class A	665	3,126
	Yamaha Corp.	300,400	3,103
	Idemitsu Kosan Co. Ltd.	41,800	3,065
	Cosmo Oil Co. Ltd.	1,165,000	3,060
	Citizen Holdings Co. Ltd.	543,000	3,055
	Hitachi Metals Ltd.	320,000	3,053
	Alfresa Holdings Corp.	70,500	3,048
	Square Enix
	Holdings Co., Ltd.	122,000	3,037
	Sumitomo Rubber
	Industries Ltd.	327,100	3,015
	Keisei Electric
	Railway Co. Ltd.	528,000	2,969
	TOTO Ltd.	494,000	2,927
	Nomura Real Estate
	Holdings Inc.	182,197	2,901
	Dowa Holdings Co., Ltd.	494,000	2,884
	Minebea Co. Ltd.	684,000	2,867
	NOK Corp.	212,500	2,820
*	Mitsui Mining &
	Smelting Co. Ltd.	1,092,000	2,814
	Yamazaki Baking Co. Ltd.	228,000	2,798
	USS Co. Ltd.	46,200	2,795
*	Mizuho Trust &
	Banking Co. Ltd.	2,893,000	2,757
	Japan Petroleum
	Exploration Co.	54,600	2,726
	Asics Corp.	304,000	2,710
	Toyota Boshoku Corp.	128,400	2,677
	Mabuchi Motor Co. Ltd.	55,100	2,637
	Tosoh Corp.	975,000	2,622
	Tokyo Steel
	Manufacturing Co. Ltd.	199,700	2,616
	UNY Co. Ltd.	348,700	2,590
	Tokyo Tatemono Co. Ltd.	538,000	2,565
^	Sapporo Holdings Ltd.	488,000	2,548
*	McDonald's Holdings Co.
	Japan Ltd.	124,300	2,513
	Seven Bank Ltd.	1,027	2,509
	Marui Group Co. Ltd.	424,600	2,439

			Market
			Value•
		Shares	($000)
	Yamato Kogyo Co. Ltd.	81,100	2,434
	NHK Spring Co. Ltd.	307,000	2,397
	Mitsubishi Logistics Corp.	219,000	2,383
	Nisshinbo Holdings Inc.	241,000	2,369
	Nisshin Steel Co. Ltd.	1,417,000	2,365
	Japan Prime Realty
	Investment Corp.
	Class A	1,078	2,348
	Obic Co. Ltd.	13,690	2,315
*,^	Shinsei Bank Ltd.	1,734,000	2,262
	Hakuhodo DY Holdings Inc.	44,670	2,244
	Hitachi High-
	Technologies Corp.	135,000	2,236
*,^	Japan Airlines Corp.	1,718,000	2,225
	Canon Marketing
	Japan Inc.	134,200	2,174
	Kinden Corp.	258,000	2,095
*,^	Senshu Ikeda Holdings Inc.	604,600	2,069
	Coca-Cola West Co. Ltd.	110,500	2,053
	Ito En Ltd.	119,500	2,010
	Taiheiyo Cement Corp.	1,711,000	1,987
	Fuji Electric
	Holdings Co. Ltd.	1,063,000	1,975
	Sapporo Hokuyo
	Holdings Inc.	581,700	1,964
	DIC Corp.	1,181,000	1,933
	Daido Steel Co. Ltd.	560,000	1,906
	Shinko Electric
	Industries Co. Ltd.	127,600	1,900
^	Dena Co. Ltd.	539	1,863
	Hino Motors Ltd.	498,000	1,841
	NTT Urban
	Development Corp.	2,232	1,793
*	Aozora Bank Ltd.	1,395,000	1,649
	Jafco Co. Ltd.	61,200	1,645
^	Matsui Securities Co. Ltd.	223,700	1,610
	Otsuka Corp.	30,300	1,598
	Itochu Techno-
	Solutions Corp.	55,500	1,526
	Onward Holdings Co. Ltd.	238,000	1,477
	Nissay Dowa General
	Insurance Co. Ltd.	323,000	1,434
	Aeon Credit Service Co. Ltd.	148,300	1,428
^	Maruichi Steel Tube Ltd.	75,500	1,409
	ABC-Mart Inc.	47,100	1,365
	Leopalace21 Corp.	249,600	1,351
	Fuji Media Holdings Inc.	876	1,287
	Tokyo Broadcasting
	System Holdings Inc.	70,900	1,058
	Hikari Tsushin Inc.	52,200	979
^	Acom Co. Ltd.	75,960	971
^	OSAKA Titanium
	Technologies Co.	34,700	920
^	Promise Co. Ltd.	139,100	884
			3,928,876

26

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
Malaysia (0.6%)
	Sime Darby Bhd.	5,749,800	14,867
	CIMB Group Holdings Bhd.	3,779,400	13,711
	Malayan Banking Bhd.	6,792,790	13,156
	IOI Corp. Bhd.	6,587,700	10,214
	Tenaga Nasional Bhd.	3,772,900	9,247
	Genting Bhd.	4,269,300	8,975
	Public Bank Bhd.	2,039,194	6,352
	MISC Bhd.	2,154,900	5,602
	Genting Malaysia Bhd.	6,225,000	4,972
	AMMB Holdings Bhd.	3,389,000	4,660
	PPB Group Bhd.	1,017,000	4,491
	Digi.Com Bhd.	679,600	4,340
*	Axiata Group Bhd.	4,786,200	4,076
	Kuala Lumpur
	Kepong Bhd.	918,100	4,009
	British American Tobacco
	Malaysia Bhd.	276,000	3,625
	YTL Corp. Bhd.	1,568,760	3,336
	IJM Corp. Bhd.	2,137,660	2,982
	Gamuda Bhd.	3,151,200	2,877
	PLUS Expressways Bhd.	2,877,300	2,773
	Petronas Gas Bhd.	951,200	2,719
	YTL Power
	International Bhd.	3,893,758	2,447
	UMW Holdings Bhd.	1,128,900	2,079
	Hong Leong Bank Bhd.	921,400	2,015
	Berjaya Sports Toto Bhd.	1,489,928	1,878
	Tanjong PLC	400,200	1,771
	SP Setia Bhd.	1,563,700	1,758
	Telekom Malaysia Bhd.	1,939,200	1,704
	Bursa Malaysia Bhd.	642,100	1,519
	Parkson Holdings Bhd.	969,081	1,438
	RHB Capital Bhd.	857,400	1,345
	Petronas Dagangan Bhd.	482,100	1,254
	Alliance Financial
	Group Bhd.	1,748,800	1,249
	MMC Corp. Bhd.	1,632,400	1,183
	Lafarge Malayan
	Cement Bhd.	616,500	1,088
*	IGB Corp. Bhd.	1,596,100	907
	Astro All Asia
	Networks PLC	904,800	873
	Hong Leong Financial
	Group Bhd.	481,200	871
	KLCC Property
	Holdings Bhd.	831,900	795
*	Malaysian Airline
	System Bhd.	853,300	772
*	AirAsia Bhd.	1,904,300	749
	Genting Plantations Bhd.	402,300	719
			155,398

Mexico (1.0%)
	America Movil
	SAB de CV	35,870,379	79,164
^	Wal-Mart de Mexico
	SAB de CV	5,668,700	19,775
*	Cemex SAB de CV	17,557,951	18,231
	Grupo Televisa SA	4,689,700	18,150
	Fomento Economico
	Mexicano SAB de CV	4,158,500	17,999
*	Grupo Mexico SAB
	de CV Class B	7,563,317	15,180
^	Telefonos de Mexico
	SAB de CV	10,457,300	8,704
	Grupo Financiero
	Banorte SAB de CV	2,700,600	8,631
	Telmex Internacional
	SAB de CV	10,245,505	6,890
^	Grupo Elektra SA de CV	139,270	5,464
*,^	Carso Global Telecom
	SAB de CV	1,348,400	5,245
*	Grupo Modelo SAB de CV	984,300	4,468
	Kimberly-Clark de
	Mexico SAB de CV
	Class A	1,047,500	4,149
^	Grupo Bimbo SAB
	de CV Class A	684,800	3,988
^	Grupo Financiero
	Inbursa SA	1,263,914	3,561
	Industrias Penoles
	SAB de CV	192,095	3,508
^	Grupo Carso SAB de CV	1,102,700	3,257
	Alfa SAB de CV Class A	575,600	2,981
^	Coca-Cola Femsa
	SAB de CV	532,900	2,874
	Mexichem SAB de CV	1,666,812	2,651
*	Desarrolladora Homex
	SAB de CV	410,800	2,444
*,^	Urbi Desarrollos Urbanos
	SAB DE CV	960,000	1,840
	Grupo Aeroportuario del
	Pacifico SAB de CV
	Class B	513,100	1,315
	Grupo Aeroportuario del
	Pacifico SAB de CV ADR	41,026	1,046
*	Cemex SAB de CV ADR	2,829	29
			241,544
Netherlands (1.9%)
	Unilever NV	3,140,840	96,779
	Koninklijke KPN NV	3,307,792	59,999
*	ING Groep NV	3,773,490	49,107
	Koninklijke Philips
	Electronics NV	1,875,957	47,126
	Koninklijke Ahold NV	2,298,287	28,950
	Akzo Nobel NV	447,571	26,426
	ASML Holding NV	820,374	22,123
*	Aegon NV	3,018,190	21,452

27

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Heineken NV	471,521	20,843
	TNT NV	710,463	18,841
	Reed Elsevier NV	1,395,268	16,260
	Koninklijke DSM NV	296,329	12,983
	Wolters Kluwer NV	537,544	11,984
	Heineken Holding NV	211,033	8,210
*	Randstad Holding NV	196,683	7,463
	Fugro NV	124,918	6,958
	Corio NV	102,404	6,944
	SBM Offshore NV	285,443	5,466
	Koninklijke Boskalis
	Westminster NV	108,217	3,798
	ASML Holding NV	8,280	223
*	Aegon NV	695	5
			471,940
New Zealand (0.1%)
	Fletcher Building Ltd.	1,143,119	6,752
	Telecom Corp. of
	New Zealand Ltd.	3,493,061	6,308
	Sky City Entertainment
	Group Ltd.	1,101,171	2,720
	Auckland International
	Airport Ltd.	1,822,878	2,622
	Contact Energy Ltd.	573,476	2,554
			20,956
Norway (0.6%)
	StatoilHydro ASA	2,163,000	50,969
*	Telenor ASA	1,620,000	20,888
*,^	DnB NOR ASA	1,417,400	16,237
	Orkla ASA	1,496,080	13,831
	Yara International ASA	364,900	12,063
*	Seadrill Ltd.	540,000	11,214
*	Norsk Hydro ASA	1,316,040	8,625
*,^	Renewable Energy
	Corp. AS	639,665	3,810
			137,637
Peru (0.1%)
	Cia de Minas
	Buenaventura SA	250,262	8,603
	Credicorp Ltd.	118,098	8,169
	Southern Copper Corp.
	(U.S. Shares)	236,085	7,437
	Southern Copper Corp.	183,214	5,771
	Cia de Minas
	Buenaventura SA ADR	113,347	3,805
	Credicorp Ltd.	9,941	686
			34,471
Philippines (0.1%)
	Philippine Long Distance
	Telephone Co.	88,120	4,736
	Manila Electric Co.	785,000	3,052
	Bank of the
	Philippine Islands	2,629,900	2,559
	Ayala Corp.	365,820	2,214
	Ayala Land Inc.	10,088,700	2,181

	SM Investments Corp.	322,620	2,107
	SM Prime Holdings Inc.	7,872,000	1,632
	Energy
	Development Corp.	16,340,000	1,411
	Globe Telecom Inc.	66,490	1,275
	Banco de Oro Unibank Inc.	1,424,500	1,034
	Jollibee Foods Corp.	900,300	958
	Metropolitan Bank & Trust	1,056,600	894
			24,053
Poland (0.3%)
	Powszechna Kasa
	Oszczednosci Bank
	Polski SA	1,207,016	14,302
*	Bank Pekao SA	225,660	12,112
	KGHM Polska Miedz SA	228,784	7,701
	Telekomunikacja Polska SA	1,288,522	7,562
*	Polski Koncern
	Naftowy Orlen	611,475	6,365
	Polskie Gornictwo Naftowe
	I Gazownictwo SA	2,268,458	2,762
*	Bank Zachodni WBK SA	43,973	2,347
	Asseco Poland SA	108,579	2,182
*	Getin Holding SA	698,707	1,988
*	Globe Trade Centre SA	222,530	1,920
*	BRE Bank SA	20,468	1,897
*	ING Bank Slaski SA	6,510	1,461
*	Bank Handlowy w
	Warszawie SA	65,071	1,427
	TVN SA	282,611	1,400
*	PBG SA	17,583	1,370
*	Bank Millennium SA	594,417	976
*	Grupa Lotos SA	90,839	826
	Cyfrowy Polsat SA	162,982	787
			69,385
Portugal (0.3%)
	EDP–Energias de
	Portugal SA	3,494,103	15,453
	Portugal Telecom
	SGPS SA	1,136,584	12,992
	Banco Espirito Santo SA	1,002,416	7,398
	Banco Comercial
	Portugues SA	4,451,642	6,346
	Galp Energia SGPS SA
	Class B	296,977	5,002
*	EDP Renovaveis SA	416,271	4,149
	Cimpor Cimentos de
	Portugal SGPS SA	514,067	4,006
	Jeronimo Martins SGPS SA 419,250		3,735
	Brisa Auto-Estradas
	de Portugal SA	336,619	3,325
			62,406
Russia (1.5%)
	Gazprom OAO ADR	4,553,633	109,206
	Lukoil OAO ADR	896,297	51,996

28

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Sberbank of Russian
	Federation	16,623,160	36,244
	MMC Norilsk Nickel ADR	1,648,623	21,657
	Rosneft Oil Co. GDR	2,435,991	18,523
	Mobile Telesystems
	OJSC ADR	384,177	17,403
	Surgutneftegaz ADR	1,374,070	12,127
^	Tatneft ADR	453,847	11,753
*	Vimpel-Communications
	ADR	593,837	10,648
^	NovaTek OAO GDR	173,524	8,711
	Polyus Gold Co. ADR	291,149	7,866
*	RusHydro	194,783,098	6,746
	VTB Bank OJSC GDR	1,587,352	6,318
*	Uralkali	1,430,203	6,221
*	Federal Grid Co. Unified
	Energy System JSC	557,925,350	5,942
	Surgutneftegaz	13,376,899	5,572
	Mechel ADR	280,475	4,813
^	Novolipetsk Steel
	OJSC GDR	145,565	3,791
	Gazpromneft JSC	639,461	3,262
*	Sistema JSFC GDR	185,380	3,008
	Severstal GDR	416,527	3,005
	AK Transneft OAO	2,948	2,466
*	Pharmstandard GDR	141,218	2,282
*	Wimm-Bill-Dann
	Foods OJSC ADR	32,880	2,222
	TMK OAO GDR	98,029	1,771
	Comstar United
	Telesystems OJSC GDR	329,934	1,703
*	Polymetal	147,270	1,266
	Rostelecom ADR	22,712	887
	VTB Bank OJSC	122,279,512	243
			367,652
Singapore (1.0%)
	Singapore
	Telecommunications
	Ltd.	15,318,000	31,765
	DBS Group Holdings Ltd.	3,283,999	30,073
	United Overseas Bank Ltd.	2,343,000	28,085
	Oversea-Chinese
	Banking Corp. Ltd.	4,797,000	25,850
	CapitaLand Ltd.	4,899,500	14,208
	Keppel Corp. Ltd.	2,437,000	14,006
	Wilmar International Ltd.	2,454,000	10,820
	Singapore Airlines Ltd.	1,024,000	9,820
	Singapore Exchange Ltd.	1,633,000	9,254
	Singapore Press
	Holdings Ltd.	3,039,000	8,322
*,^	Genting Singapore PLC	9,900,720	7,564
^	City Developments Ltd.	948,000	6,642
	Singapore Technologies
	Engineering Ltd.	2,606,000	5,250
^	Fraser and Neave Ltd.	1,835,000	4,996
	CapitaMall Trust	4,248,300	4,772

			Market
			Value•
		Shares	($000)
	Noble Group Ltd.	2,584,500	4,723
	SembCorp Industries Ltd.	1,853,000	4,366
	Olam International Ltd.	2,268,000	4,354
	Jardine Cycle &
	Carriage Ltd.	262,000	4,303
	ComfortDelgro Corp. Ltd.	3,640,000	3,955
	SembCorp Marine Ltd.	1,605,000	3,915
*	Golden Agri-
	Resources Ltd.	12,950,791	3,898
	Ascendas Real Estate
	Investment Trust	2,847,666	3,701
	UOL Group Ltd.	957,000	2,283
	Neptune Orient Lines Ltd.	1,708,750	1,902
	StarHub Ltd.	1,121,000	1,501
^	Cosco Corp.
	Singapore Ltd.	1,888,000	1,494
*	Golden Agri-
	Resources Ltd.
	Warrants Exp. 07/23/2012	724,972	60
			251,882
South Africa (1.6%)
	MTN Group Ltd.	2,844,413	42,351
	Sasol Ltd.	1,103,116	41,329
	Standard Bank Group Ltd.	2,247,466	28,051
	Naspers Ltd.	737,998	26,641
	Impala Platinum
	Holdings Ltd.	1,033,467	22,740
	AngloGold Ashanti Ltd.	580,349	21,676
	Gold Fields Ltd.	1,281,819	16,400
	FirstRand Ltd.	5,407,528	12,180
	Sanlam Ltd.	3,949,105	10,842
	Remgro Ltd.	839,242	9,824
	Anglo Platinum Ltd.	113,457	9,807
	ABSA Group Ltd.	607,569	9,618
	Bidvest Group Ltd.	549,347	8,602
	Harmony Gold
	Mining Co. Ltd.	693,605	6,947
	Shoprite Holdings Ltd.	823,254	6,709
	Tiger Brands Ltd.	312,390	6,255
	Nedbank Group Ltd.	390,737	5,874
	African Bank
	Investments Ltd.	1,444,597	5,640
	Steinhoff International
	Holdings Ltd.	2,174,468	5,255
	RMB Holdings Ltd.	1,383,208	5,050
*	Vodacom Group Pty Ltd.	702,517	4,871
	Truworths International Ltd.	822,319	4,707
	Growthpoint
	Properties Ltd.	2,636,739	4,666
	ArcelorMittal
	South Africa Ltd.	344,320	4,634
	Kumba Iron Ore Ltd.	151,861	4,534
	Massmart Holdings Ltd.	382,860	4,423
	Murray & Roberts
	Holdings Ltd.	593,619	4,237
*	Redefine Income Fund Ltd.	4,518,770	4,153

29

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	African Rainbow
	Minerals Ltd.	212,971	4,123
*	Aspen Pharmacare
	Holdings Ltd.	485,191	4,089
	Pretoria Portland
	Cement Co. Ltd.	942,482	3,945
	Aveng Ltd.	729,878	3,871
	Sappi Ltd.	928,845	3,432
	Woolworths Holdings Ltd.	1,478,459	3,301
	Imperial Holdings Ltd.	319,740	3,292
	Netcare Ltd.	2,197,222	3,236
	Foschini Ltd.	396,205	3,136
	Telkom SA Ltd.	537,458	3,011
	Investec Ltd.	401,779	2,965
	Exxaro Resources Ltd.	229,425	2,577
	Reunert Ltd.	339,369	2,390
	Pick n Pay Stores Ltd.	424,507	2,207
	Discovery Holdings Ltd.	498,155	1,980
	Liberty Holdings Ltd.	222,296	1,922
	Northam Platinum Ltd.	263,657	1,232
			388,725
South Korea (2.9%)
	Samsung
	Electronics Co. Ltd.	180,071	108,355
	POSCO	83,692	34,684
	Hyundai Motor Co.	295,788	26,829
*	KB Financial Group Inc.	534,176	25,694
*	Shinhan Financial
	Group Co. Ltd.	641,020	24,321
2	Samsung
	Electronics Co. Ltd. GDR	64,914	19,686
	POSCO ADR	168,771	17,235
	LG Electronics Inc.	181,093	16,834
	Hyundai Mobis	122,020	16,271
	Samsung
	Electronics Co. Ltd. Pfd.	39,421	15,792
	LG Chem Ltd.	88,876	15,316
*	Hynix Semiconductor Inc.	901,630	13,386
	Samsung Fire & Marine
	Insurance Co. Ltd.	72,611	13,221
	KT&G Corp.	212,739	12,389
	Shinsegae Co. Ltd.	27,260	11,769
*	NHN Corp.	78,929	11,641
	Hana Financial Group Inc.	364,080	10,798
	LG Display Co. Ltd.	447,420	10,707
	SK Energy Co. Ltd.	114,768	10,541
	LG Corp.	180,808	10,243
	Samsung C&T Corp.	247,568	10,076
	Hyundai Heavy Industries	73,277	10,037
*	Korea Electric Power Corp.	336,790	9,543
	Samsung Electro-
	Mechanics Co. Ltd.	114,630	9,531
	Samsung SDI Co. Ltd.	64,965	7,417
	SK Telecom Co. Ltd.	47,767	7,275
	Hyundai Steel Co.	106,294	6,752

			Market
			Value•
		Shares	($000)
*	Woori Finance
	Holdings Co. Ltd.	460,590	6,200
	GS Engineering &
	Construction Corp.	69,055	6,056
	Samsung Techwin Co. Ltd.	78,440	6,006
	KT Corp.	179,409	5,848
	Samsung Heavy
	Industries Co. Ltd.	308,920	5,844
*	Kia Motors Corp.	384,250	5,707
	Korea Exchange Bank	489,630	5,564
	Lotte Shopping Co. Ltd.	18,633	5,263
	Hyundai Engineering &
	Construction Co. Ltd.	94,425	5,213
	Samsung
	Engineering Co. Ltd.	58,873	5,205
	Shinhan Financial
	Group Co. Ltd. ADR	67,503	5,107
	Samsung Securities Co. Ltd.	94,685	4,641
*	KB Financial Group Inc. ADR	92,366	4,382
*	Korea Electric
	Power Corp. ADR	308,702	4,285
	Amorepacific Corp.	6,153	4,246
	OCI Co. Ltd.	23,957	4,209
	SK Telecom Co. Ltd. ADR	250,083	4,179
	S-Oil Corp.	85,993	4,160
*	Industrial Bank Of Korea	334,250	4,049
	Daewoo Securities Co. Ltd.	235,950	3,585
	LG Household &
	Health Care Ltd.	17,180	3,568
	SK Holdings Co. Ltd.	43,909	3,483
	Busan Bank	303,310	3,439
	Daelim Industrial Co. Ltd.	53,779	3,413
	Cheil Industries Inc.	90,974	3,394
	Hyundai Development Co.	113,240	3,351
	Hankook Tire Co. Ltd.	169,800	3,246
	Doosan Heavy Industries
	and Construction Co. Ltd.	60,427	3,243
	Daegu Bank	239,640	3,180
	Woongjin Coway Co. Ltd.	89,700	2,999
	Hanwha Corp.	92,020	2,941
	Hyundai Securities Co.	252,320	2,865
	KCC Corp.	9,642	2,780
	Samsung Card Co.	68,840	2,727
	NCSoft Corp.	25,470	2,724
	Yuhan Corp.	16,677	2,686
	LS Corp.	32,772	2,677
	Korea Zinc Co. Ltd.	17,076	2,639
	Hyundai Department
	Store Co. Ltd.	27,550	2,633
	Kangwon Land Inc.	194,880	2,604
*	Korean Air Lines Co. Ltd.	66,530	2,532
	CJ CheilJedang Corp.	14,843	2,510
	Daewoo International Corp.	91,260	2,493
	Daewoo Shipbuilding &
	Marine Engineering
	Co. Ltd.	185,500	2,440

30

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Hyosung Corp.	43,226	2,376
	Hyundai Motor Co.	72,990	2,375
	GS Holdings Corp.	95,370	2,362
	LS Industrial
	Systems Co. Ltd.	31,279	2,343
	Dongbu Insurance Co. Ltd.	73,300	2,224
	Mirae Asset
	Securities Co. Ltd.	42,288	2,210
	Daewoo Engineering &
	Construction Co. Ltd.	213,190	2,172
	KT Corp. ADR	131,252	2,107
	Doosan Infracore Co. Ltd.	145,330	2,068
	Woori Investment &
	Securities Co. Ltd.	160,190	2,014
	Korea Investment
	Holdings Co. Ltd.	74,760	1,994
	LG Telecom Ltd.	253,170	1,897
	Honam Petrochemical Corp.	27,386	1,878
	Korea Gas Corp.	43,573	1,839
	Hyundai Mipo Dockyard	21,997	1,812
	STX Pan Ocean Co. Ltd.	189,010	1,722
	Dongkuk Steel Mill Co. Ltd.	70,240	1,492
	Hanwha Chem Corp.	159,540	1,483
	Hanjin Shipping Co. Ltd.	107,710	1,464
	Hite Brewery Co. Ltd.	10,592	1,441
	SK Networks Co. Ltd.	139,850	1,322
	S1 Corp.	32,780	1,312
	Doosan Corp.	18,640	1,293
	Lotte Confectionery Co. Ltd.	1,270	1,277
	LG Electronics Inc.	32,070	1,270
	Tong Yang Securities Inc.	133,350	1,222
*	Celltrion Inc.	99,723	1,203
	LG Dacom Corp.	71,650	1,132
*	SK Broadband Co. Ltd.	271,201	1,115
	Hanjin Heavy Industries &
	Construction Co. Ltd.	58,359	1,043
	Taewoong Co. Ltd.	14,305	975
	STX Offshore &
	Shipbuilding Co. Ltd.	89,200	952
	Taihan Electric Wire Co. Ltd.	48,510	775
*	Korea Express Co. Ltd.	11,220	616
			711,439
Spain (3.7%)
	Banco Santander SA	15,682,724	252,370
	Telefonica SA	8,162,210	227,942
	Banco Bilbao Vizcaya
	Argentaria SA	6,863,183	122,679
	Iberdrola SA	7,088,162	64,209
	Repsol YPF SA	1,411,966	37,588
	Inditex SA	420,073	24,658
	Banco Popular Espanol SA	1,666,819	14,847
^	ACS Actividades de
	Construccion y
	Servicios SA	275,221	13,215
^	Banco de Sabadell SA	1,723,988	11,639
	Abertis Infraestructuras SA	540,068	11,483

			Market
			Value•
		Shares	($000)
	Red Electrica Corp. SA	206,161	10,648
	Gas Natural SDG SA	427,680	8,592
	Criteria Caixacorp SA	1,604,946	7,824
	Iberdrola Renovables SA	1,603,515	7,128
	Enagas	339,448	6,982
	Gamesa Corp.
	Tecnologica SA	347,029	6,341
	Acciona SA	48,590	5,919
	Mapfre SA	1,371,533	5,878
	Bankinter SA	543,097	5,724
	Acerinox SA	263,270	5,236
	Zardoya Otis SA	250,513	5,028
^	Grupo Ferrovial SA	119,092	4,934
	Indra Sistemas SA	190,104	4,471
	Cintra Concesiones de
	Infraestructuras de
	Transporte SA	415,785	4,278
	Grifols SA	245,373	3,964
	Banco de Valencia SA	402,926	3,415
^	Fomento de Construcciones
	y Contratas SA	82,588	3,360
^	Sacyr Vallehermoso SA	171,594	2,596
*	Iberia Lineas Aereas
	de Espana	910,913	2,512
	Gestevision Telecinco SA	203,404	2,102
	Banco Santander SA ADR	38,038	611
			888,173
Sweden (2.0%)
	Nordea Bank AB	6,220,495	66,767
	Telefonaktiebolaget LM
	Ericsson Class B	5,734,566	59,914
	Hennes & Mauritz
	AB Class B	983,665	55,874
	TeliaSonera AB	4,315,941	28,606
	Svenska Handelsbanken
	AB Class A	941,861	24,340
	Sandvik AB	1,937,693	21,404
	Volvo AB Class B	2,095,358	19,844
*	Skandinaviska Enskilda
	Banken AB Class A	2,913,814	17,650
	Atlas Copco AB Class A	1,285,197	17,233
	Investor AB Class B	877,945	15,533
	Svenska Cellulosa
	AB Class B	1,094,977	15,046
	SKF AB	743,586	11,775
*	Electrolux AB Class B	469,274	11,248
	Skanska AB Class B	765,201	11,229
	Assa Abloy AB Class B	595,504	10,406
	Swedish Match AB	482,902	9,911
*	Millicom International
	Cellular SA	145,493	9,343
	Atlas Copco AB Class B	745,649	8,884
*	Swedbank AB Class A	1,021,300	8,798
	Tele2 AB	586,730	8,552
	Alfa Laval AB	684,231	8,357
	Scania AB Class B	618,951	7,940

31

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Volvo AB Class A	837,684	7,736
	Getinge AB	383,739	7,151
	Securitas AB Class B	595,151	5,553
	SSAB AB Class A	345,258	5,263
*	Husqvarna AB	767,317	4,832
*	Lundin Petroleum AB	420,911	3,565
	Holmen AB	98,251	2,652
	SSAB AB Class B	160,438	2,243
			487,649
Switzerland (6.1%)
	Nestle SA	7,013,396	326,134
	Roche Holdings AG	1,354,226	216,897
	Novartis AG	4,076,575	212,284
	Credit Suisse Group AG	2,169,274	115,963
*	UBS AG	6,858,352	114,361
	ABB Ltd.	4,248,117	79,021
	Zurich Financial
	Services AG	283,201	64,851
	Syngenta AG	186,511	44,162
	Holcim Ltd.	472,356	30,063
	Compagnie Financiere
	Richemont SA	1,003,168	28,083
	Swiss Reinsurance Co. Ltd.	664,844	27,073
	Swisscom AG	46,075	16,629
	Julius Baer Group Ltd.	407,124	15,326
	Swatch Group AG	59,506	13,894
	Synthes Inc.	113,569	13,473
	Geberit AG	78,096	12,919
	SGS SA	9,068	12,113
	Givaudan SA	14,773	10,967
*	Actelion Ltd.	191,078	10,533
	Adecco SA	235,151	10,508
	Kuehne & Nagel
	International AG	103,615	9,388
	Sonova Holding AG	89,393	9,201
	Baloise Holding AG	95,459	8,173
	Lonza Group AG	89,531	6,962
	Swiss Life Holding AG	57,130	6,843
	Nobel Biocare Holding AG	237,847	6,748
	Schindler Holding AG	94,619	6,468
*	Logitech International SA	349,268	5,962
	Lindt & Spruengli AG	217	5,509
	GAM Holding Ltd.	403,385	4,921
	Pargesa Holding SA	52,459	4,199
	Swatch Group AG
	(Registered)	93,290	4,184
*	Aryzta AG	105,208	4,130
	Straumann Holding AG	14,997	3,620
	Lindt & Spruengli AG	1,661	3,497
	Schindler Holding AG	40,647	2,817
	BKW FMB Energie AG	29,319	2,412
*	Aryzta AG (Ireland Shares)	51,983	2,012
			1,472,300

			Market
			Value•
		Shares	($000)
Taiwan (2.6%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	37,633,063	68,266
	HON HAI Precision
	Industry Co. Ltd.	14,760,885	57,816
	MediaTek Inc.	1,757,430	24,597
*	Cathay Financial
	Holding Co. Ltd.	11,275,000	19,335
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	1,893,348	18,063
	China Steel Corp.	18,956,756	16,831
	Nan Ya Plastics Corp.	9,811,780	15,608
	Chunghwa
	Telecom Co. Ltd.	8,358,354	14,671
	Formosa Plastics Corp.	7,613,780	14,604
	Asustek Computer Inc.	7,350,601	13,500
	HTC Corp.	1,285,800	12,769
	Acer Inc.	4,886,090	11,517
	AU Optronics Corp.	11,672,640	10,351
	Formosa Chemicals &
	Fibre Corp.	5,481,500	10,215
	Chinatrust Financial
	Holding Co. Ltd.	16,219,255	9,742
*	Fubon Financial
	Holding Co. Ltd.	8,619,000	9,564
	Yuanta Financial
	Holding Co. Ltd.	14,035,000	9,262
*	United
	Microelectronics Corp.	18,885,175	9,078
	Delta Electronics Inc.	3,233,240	8,978
	Compal Electronics Inc.	7,062,521	8,830
	Mega Financial
	Holding Co. Ltd.	14,766,000	8,223
	Quanta Computer Inc.	4,214,950	7,973
	Uni-President
	Enterprises Corp.	6,341,357	7,076
	Taiwan Mobile Co. Ltd.	3,576,000	6,395
	Far Eastern Textile Co. Ltd.	5,402,478	6,371
	Formosa
	Petrochemical Corp.	2,389,950	5,828
	Siliconware Precision
	Industries Co.	4,432,000	5,827
	Taiwan Cement Corp.	5,668,000	5,815
	Wistron Corp.	3,356,237	5,619
	InnoLux Display Corp.	4,020,297	5,295
	First Financial
	Holding Co. Ltd.	9,124,859	5,271
	Advanced Semiconductor
	Engineering Inc.	6,681,060	5,266
	Lite-On Technology Corp.	3,861,064	5,085
*	China Development
	Financial Holding Corp.	18,426,625	4,800
*	Chi Mei
	Optoelectronics Corp.	9,164,000	4,572
	Taiwan Fertilizer Co. Ltd.	1,416,000	4,396

32

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
*	SinoPac Financial
	Holdings Co. Ltd.	11,540,000	4,262
*	Shin Kong Financial
	Holding Co. Ltd.	10,338,947	4,206
	Chang Hwa
	Commercial Bank	9,621,000	4,186
	Taiwan Cooperative Bank	6,907,000	4,075
	Synnex Technology
	International Corp.	2,056,500	3,891
	Hua Nan Financial
	Holdings Co. Ltd.	6,688,595	3,886
	Foxconn
	Technology Co. Ltd.	1,102,380	3,672
	Asia Cement Corp.	3,283,413	3,447
	Far EasTone
	Telecommunications
	Co. Ltd.	3,055,000	3,437
*,^	United Microelectronics
	Corp. ADR	1,043,348	3,433
	Epistar Corp.	1,176,408	3,426
	Cheng Shin Rubber
	Industry Co. Ltd.	1,564,090	3,214
	Macronix International	6,339,927	3,214
	Pou Chen Corp.	4,312,350	2,957
*	Taishin Financial
	Holding Co. Ltd.	7,542,000	2,952
	Chunghwa Telecom Co.
	Ltd. ADR	167,161	2,905
	Powertech Technology Inc.	1,051,050	2,877
	KGI Securities Co. Ltd.	5,501,000	2,520
	Catcher Technology Co. Ltd.	987,800	2,391
*	E.Sun Financial
	Holding Co. Ltd.	6,014,170	2,341
	President Chain
	Store Corp.	1,023,536	2,316
	AU Optronics Corp. ADR	260,366	2,299
	Largan Precision Co. Ltd.	192,376	2,203
	Novatek
	Microelectronics
	Corp. Ltd.	910,275	2,054
	Inventec Co. Ltd.	3,593,100	1,988
	Unimicron
	Technology Corp.	1,739,750	1,985
*	Polaris Securities Co. Ltd.	3,828,040	1,964
	Tripod Technology Corp.	783,759	1,961
	Richtek Technology Corp.	247,005	1,895
	Simplo Technology Co. Ltd.	364,100	1,870
*	Chunghwa Picture Tubes	18,171,000	1,864
	Transcend Information Inc.	591,363	1,850
	Yulon Motor Co. Ltd.	1,619,015	1,811
*	Inotera Memories Inc.	3,022,000	1,785
	Realtek
	Semiconductor Corp.	839,673	1,785
*	Walsin Lihwa Corp.	5,324,000	1,725
	Far Eastern Department
	Stores Co. Ltd.	1,655,210	1,700

			Market
			Value•
		Shares	($000)
	Young Fast
	Optoelectronics Co. Ltd.	147,000	1,682
*	HannStar Display Corp.	8,702,000	1,641
*	Qisda Corp.	2,882,000	1,599
	WPG Holdings Co. Ltd.	1,167,000	1,597
	Everlight
	Electronics Co. Ltd.	580,000	1,586
*	Powerchip
	Semiconductor Corp.	13,999,000	1,561
	Chicony Electronics
	Co. Ltd.	710,380	1,553
*	Tatung Co. Ltd.	7,003,000	1,542
	U-Ming Marine
	Transport Corp.	844,000	1,531
	Tung Ho Steel
	Enterprise Corp.	1,601,842	1,523
	Coretronic Corp.	1,286,000	1,408
	Taiwan Glass
	Industrial Corp.	1,787,890	1,374
	Siliconware Precision
	Industries Co. ADR	201,575	1,357
	Teco Electric and
	Machinery Co. Ltd.	3,383,000	1,347
	Cheng Uei Precision
	Industry Co. Ltd.	685,644	1,303
*	Ruentex Industries Ltd.	798,000	1,302
	Giant Manufacturing Co.
	Ltd.	498,000	1,291
	Feng Hsin Iron &
	Steel Co.	829,000	1,253
	Pixart Imaging Inc.	175,719	1,239
	Kinsus Interconnect
	Technology Corp.	488,000	1,223
	Motech Industries Inc.	460,731	1,220
*	Wintek Corp.	1,825,000	1,215
	Phison Electronics Corp.	179,768	1,203
	Nan Ya Printed
	Circuit Board Corp.	373,320	1,162
	Advanced Semiconductor
	Engineering Inc. ADR	299,740	1,160
*	Clevo Co.	920,176	1,148
*	CMC Magnetics Corp.	5,163,000	1,134
*	Prime View
	International Co. Ltd.	692,000	1,128
*	China Airlines Ltd.	3,544,491	1,102
	Mitac International	2,318,995	1,085
*	Evergreen Marine Corp.
	Taiwan Ltd.	2,112,000	1,067
*	Nanya Technology Corp.	1,482,115	1,047
	Micro-Star
	International Co. Ltd.	1,713,517	1,025
	Eternal Chemical Co. Ltd.	1,078,175	999
*	Taiwan Business Bank	4,066,000	993
	TSRC Corp.	850,000	990
*	Wan Hai Lines Ltd.	2,147,500	988
	Formosa Taffeta Co. Ltd.	1,433,000	971

33

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
*	Winbond
	Electronics Corp.	5,228,000	966
*	Eva Airways Corp.	2,570,900	964
	Sino-American Silicon
	Products Inc.	445,098	963
	Advantech Co. Ltd.	534,659	952
	Farglory Land
	Development Co. Ltd.	462,000	928
	Chinese Gamer
	International Corp.	73,000	927
	Compal
	Communications Inc.	627,000	925
*	Capital Securities Corp.	1,977,000	917
	Yang Ming Marine
	Transport Corp.	2,575,776	910
	Formosa International
	Hotels Corp.	67,100	837
	Formosa Sumco
	Technology Corp.	350,700	810
	Taiwan Secom Co. Ltd.	454,000	694
*	Evergreen International
	Storage & Transport Corp.	798,000	646
	CSBC Corp. Taiwan	691,850	643
	Vanguard International
	Semiconductor Corp.	1,489,000	605
	Sincere Navigation	531,000	590
	Global Unichip Corp.	132,045	569
*	Tatung Co. Ltd. GDR	92,281	413
*	Via Technologies Inc.	627,200	380
*	Shin Kong Financial
	Holding Co., Ltd. Rights
	Exp. 12/7/2009	495,149	46
			620,990
Thailand (0.3%)
	PTT PCL (Foreign)	1,608,815	11,388
	PTT Exploration &
	Production PCL
	(Foreign)	2,162,555	9,233
	Bangkok Bank PCL
	(Foreign)	1,795,600	6,022
	Siam Commercial Bank
	PCL (Foreign)	2,353,600	5,368
	Kasikornbank PCL
	(Foreign)	2,208,100	5,353
	Advanced Info Service
	PCL (Foreign)	1,670,800	4,278
	Banpu PCL (Foreign)	310,590	3,993
	Siam Cement PCL
	(Foreign)	569,000	3,525
	Bangkok Bank PCL
	(Local)	776,300	2,567
	CP ALL PCL (Foreign)	3,830,285	2,161
	IRPC PCL (Foreign)	16,736,700	1,896
	Thai Oil PCL (Foreign)	1,546,800	1,879
	Bank of Ayudhya PLC
	(Foreign)	3,407,779	1,856

	Total Access
	Communication PCL
	(Foreign)	1,411,800	1,629
	Krung Thai Bank PCL
	(Foreign)	5,043,010	1,315
	PTT Aromatics &
	Refining PCL (Foreign)	2,068,100	1,297
*	TMB Bank PCL (Foreign)	35,976,400	1,172
	PTT Chemical PCL
	(Foreign)	600,795	1,103
	BEC World PCL (Foreign)	1,527,505	1,017
	Glow Energy PCL (Foreign)	907,345	863
	Land and Houses PCL
	(Foreign)	4,267,500	763
	Ratchaburi Electricity
	Generating Holding PCL	653,665	720
	PTT Exploration and
	Production PCL (Local)	36,200	155
	CP ALL PCL (Local)	267,600	151
	IRPC Public Co. Ltd.
	(Local)	1,263,000	143
	PTT PCL (Local)	19,700	140
	PTT Chemical PCL	65,300	120
			70,107
Turkey (0.3%)
	Turkiye Garanti Bankasi AS	4,057,693	14,736
	Turkcell Iletisim Hizmet AS	1,484,822	9,824
	Akbank TAS	1,452,225	7,845
	Turkiye Is Bankasi	2,069,824	7,839
	Anadolu Efes Biracilik
	Ve Malt Sanayii AS	397,058	4,536
	Tupras Turkiye
	Petrol Rafine	241,120	4,141
	Turkiye Halk Bankasi AS	592,688	3,547
*	Turkiye Vakiflar
	Bankasi Tao	1,447,182	3,510
*	Yapi ve Kredi Bankasi AS	1,679,212	3,452
	Haci Omer Sabanci
	Holding AS	905,018	3,309
	Turk Telekomunikasyon AS	1,010,975	3,069
	BIM Birlesik Magazalar AS	72,366	2,624
*	KOC Holding AS	965,479	2,459
*	Eregli Demir ve Celik
	Fabrikalari TAS	748,041	2,031
	Enka Insaat ve Sanayi AS	437,605	1,766
*	Asya Katilim Bankasi AS	841,521	1,741
	Dogan Sirketler
	Grubu Holdings	1,698,196	1,117
	Coca-Cola Icecek AS	140,110	1,082
*	Turk Sise ve Cam
	Fabrikalari AS	806,459	846
*	Petkim Petrokimya Holding	152,529	735
*	Tekfen Holding AS	244,481	700
	Aksigorta AS	220,264	665
			81,574

34

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
United Kingdom (16.4%)
	HSBC Holdings PLC	33,374,861	368,796
	BP PLC	36,118,162	338,437
	Vodafone Group PLC	101,171,871	222,966
	GlaxoSmithKline PLC	10,000,869	205,145
	Royal Dutch Shell PLC
	Class B	5,196,309	149,589
	Royal Dutch Shell PLC
	Class A	4,886,797	144,276
	AstraZeneca PLC	2,791,912	125,333
	British American
	Tobacco PLC	3,848,003	122,621
	Rio Tinto PLC	2,642,236	116,813
	BHP Billiton PLC	4,254,120	114,627
	BG Group PLC	6,476,257	111,478
*	Barclays PLC	21,268,353	111,469
	Tesco PLC	15,230,447	101,552
	Standard Chartered PLC	3,875,395	95,071
*	Anglo American PLC	2,537,604	91,818
	Diageo PLC	4,818,048	78,477
	Unilever PLC	2,473,934	73,911
	Reckitt Benckiser
	Group PLC	1,169,190	58,079
	Royal Dutch Shell
	PLC Class A
	(Amsterdam Shares)	1,947,652	57,745
	Imperial Tobacco
	Group PLC	1,958,043	57,702
*	Xstrata PLC	3,675,819	52,945
	SABMiller PLC	1,815,504	47,587
	National Grid PLC	4,681,608	46,375
*,^	Lloyds Banking
	Group PLC	31,460,863	44,359
	Prudential PLC	4,865,829	44,198
	Centrica PLC	9,852,666	40,026
	BAE Systems PLC	6,811,127	35,023
	Cadbury PLC	2,636,733	33,335
	Aviva PLC	5,283,599	33,039
	BT Group PLC	14,903,579	31,938
	Scottish & Southern
	Energy PLC	1,776,288	31,351
	Tullow Oil PLC	1,546,085	29,951
	Rolls-Royce Group PLC	3,577,274	26,382
	Compass Group PLC	3,555,884	22,552
*	Royal Bank of Scotland
	Group PLC	32,496,292	22,168
	WPP PLC	2,405,041	21,554
	Pearson PLC	1,559,272	21,195
	British Sky Broadcasting
	Group PLC	2,192,622	19,118
	Shire PLC	1,079,570	19,093
	WM Morrison
	Supermarkets PLC	4,039,076	18,512
	Experian PLC	1,975,656	18,054
	Reed Elsevier PLC	2,332,423	17,659
	Old Mutual PLC	10,173,447	17,657

			Market
			Value•
		Shares	($000)
	Marks & Spencer
	Group PLC	3,044,581	17,052
	Man Group PLC	3,293,363	16,655
	Kingfisher PLC	4,552,177	16,639
	Land Securities
	Group PLC	1,460,574	15,804
	Standard Life PLC	4,265,148	15,204
	Smith & Nephew PLC	1,695,051	14,984
	Capita Group PLC	1,194,145	14,914
	Legal & General
	Group PLC	11,326,112	14,533
	RSA Insurance
	Group PLC	6,405,428	12,693
	British Land Co. PLC	1,634,980	12,628
	J Sainsbury PLC	2,294,719	12,384
	International Power PLC	2,942,053	12,214
	Cable & Wireless PLC	4,910,685	11,652
*	Cairn Energy PLC	265,679	11,459
	Randgold Resources Ltd.	171,418	11,300
	Next PLC	378,639	11,108
*	Wolseley PLC	546,248	11,050
	Smiths Group PLC	750,816	10,959
	G4S PLC	2,447,706	10,120
	Carnival PLC	311,812	9,667
	Antofagasta PLC	762,964	9,613
	Johnson Matthey PLC	415,680	9,573
	United Utilities
	Group PLC	1,302,548	9,391
	Associated British
	Foods PLC	687,754	9,313
	Vedanta Resources PLC	271,848	9,302
*	Autonomy Corp. PLC	412,526	9,070
	Sage Group PLC	2,530,103	8,835
	Hammerson PLC	1,331,227	8,830
	AMEC PLC	638,557	8,410
	Segro PLC	1,423,906	8,205
	3i Group PLC	1,855,992	7,989
	Home Retail Group PLC	1,674,099	7,968
	Cobham PLC	2,213,510	7,954
	Serco Group PLC	945,575	7,822
	Rexam PLC	1,683,933	7,625
	Kazakhmys PLC	414,118	7,370
	Burberry Group PLC	835,222	7,366
	Invensys PLC	1,543,340	7,134
	Severn Trent PLC	453,401	7,063
*	Lonmin PLC	294,853	7,054
	Liberty International PLC	951,777	7,026
	Whitbread PLC	333,507	6,938
	Bunzl PLC	629,512	6,844
	Eurasian Natural
	Resources Corp.	492,123	6,697
	ICAP PLC	1,003,133	6,667
	Friends Provident
	Group PLC	4,850,364	6,467
	Intercontinental Hotels
	Group PLC	495,307	6,332

35

Total International Stock Index Fund

			Market
			Value•
		Shares	($000)
	Petrofac Ltd.	401,692	6,182
	Admiral Group PLC	360,320	6,057
	Investec PLC	820,502	5,857
	Firstgroup PLC	934,992	5,750
	Balfour Beatty PLC	1,300,030	5,652
	Drax Group PLC	704,268	5,358
	Tomkins PLC	1,675,668	4,597
	Schroders PLC	235,176	4,229
	Fresnillo PLC	347,074	4,206
	TUI Travel PLC	1,085,881	4,138
	London Stock Exchange
	Group PLC	286,262	3,982
	Ladbrokes PLC	1,701,931	3,390
*	British Airways PLC	1,114,314	3,309
*	Berkeley Group
	Holdings PLC	236,798	3,305
	Thomas Cook Group PLC	940,003	3,148
	Carphone Warehouse
	Group PLC	786,923	2,373
*	Resolution Ltd.	944,463	1,395
	WPP PLC ADR	298	13
			3,988,794
Total Common Stocks
(Cost $22,065,061)			24,184,815
Temporary Cash Investments (1.7%)[1]
Money Market Fund (1.6%)
3,4	Vanguard Market
	Liquidity Fund,
	0.225%	385,349,543	385,350

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.1%)
5,6	Federal Home Loan
	Bank Discount Notes,
	0.195%, 3/24/10	5,000	4,997
5,6	Federal Home Loan
	Bank Discount Notes,
	0.220%, 3/26/10	10,000	9,995
			14,992
Total Temporary Cash Investments
	(Cost $400,337)		400,342
	Total Investments (101.1%)
	(Cost $22,465,398)		24,585,157
Other Assets and Liabilities (–1.1%)
	Other Assets		96,311
	Liabilities[4]		(351,989)
			(255,678)
	Net Assets (100%)
Applicable to 1,738,479,176 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			24,329,479
	Net Asset Value Per Share		$13.99

At October 31, 2009, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		24,137,950
Undistributed Net Investment Income			473,474
Accumulated Net Realized Losses			(2,398,071)
Unrealized Appreciation (Depreciation)
	Investment Securities		2,119,759
	Futures Contracts		(5,189)
	Foreign Currencies and
	Forward Currency Contracts		1,556
	Net Assets		24,329,479

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $253,500,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 1.2%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the value of this security represented 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-
day yield.
4 Includes $270,259,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $9,895,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

36

Total International Stock Index Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	936,701
Interest	25
Security Lending	16,639
Total Income	953,365
Expenses
The Vanguard Group—Note B
Investment Advisory Services	521
Management and Administrative	41,634
Marketing and Distribution	2,951
Custodian Fees	4,933
Auditing Fees	36
Shareholders’ Reports and Proxies	972
Trustees’ Fees and Expenses	31
Total Expenses	51,078
Net Investment Income	902,287
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,680,903)
Futures Contracts	26,866
Foreign Currencies and Forward Currency Contracts	9,015
Realized Net Gain (Loss)	(1,645,022)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,400,389
Futures Contracts	(5,189)
Foreign Currencies and Forward Currency Contracts	219
Change in Unrealized Appreciation (Depreciation)	6,395,419
Net Increase (Decrease) in Net Assets Resulting from Operations	5,652,684

1 Dividends are net of foreign withholding taxes of $36,520,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $393,579,000, and ($1,429,988,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Total International Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	902,287	805,620
Realized Net Gain (Loss)	(1,645,022)	(708,572)
Change in Unrealized Appreciation (Depreciation)	6,395,419	(15,814,145)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,652,684	(15,717,097)
Distributions
Net Investment Income	(511,942)	(730,097)
Realized Capital Gain	—	—
Total Distributions	(511,942)	(730,097)
Capital Share Transactions
Issued	5,544,277	8,100,643
Issued in Lieu of Cash Distributions	468,122	669,637
Redeemed[1]	(3,976,141)	(4,895,227)[2]
Net Increase (Decrease) from Capital Share Transactions	2,036,258	3,875,053
Total Increase (Decrease)	7,177,000	(12,572,141)
Net Assets
Beginning of Period	17,152,479	29,724,620
End of Period[3]	24,329,479	17,152,479

1 Net of redemption fees for fiscal 2009 and 2008 of $1,020,000 and $204,000, respectively.
2 The fund collected redemption fees of $1,711,000 which were reallocated proportionately to the funds in which the fund invested.
3 Net Assets—End of Period includes undistributed net investment income of $473,474,000 and $81,475,000.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Total International Stock Index Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.97	$21.89	$16.90	$13.49	$11.48
Investment Operations
Net Investment Income	.544[1]	.540[2]	.412	.294	.255
Net Realized and Unrealized Gain (Loss)
on Investments	2.801	(10.938)	4.980	3.410	2.010
Total from Investment Operations	3.345	(10.398)	5.392	3.704	2.265
Distributions
Dividends from Net Investment Income	(.325)	(.522)	(.402)	(.294)	(.255)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.325)	(.522)	(.402)	(.294)	(.255)
Net Asset Value, End of Period	$13.99	$10.97	$21.89	$16.90	$13.49

Total Return[3]	31.41%	–48.57%	32.47%	27.84%	19.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,329	$17,152	$29,725	$18,200	$11,331
Ratio of Total Expenses to
Average Net Assets[4]	0.27%	0.03%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	4.73%[1]	3.07%	1.93%	1.71%	1.76%
Portfolio Turnover Rate	12%[5]	15%[5]	2%	2%	3%

1 Net investment income per share and the ratio of net investment income to average net assets include $.249 and 2.06%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. From August 2008 through February 2009, the fund invested in a combination of Vanguard mutual funds and common stocks. Effective in March 2009, the fund’s equity investments are solely in common stocks.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months; or the account service fee that may be applicable to certain accounts with balances below $10,000.
4 The acquired fund fees and expenses were 0.05%, 0.25%, 0.27%, 0.32%, and 0.31%. Including the acquired fund fees and expenses, total operating expenses were 0.32%, 0.28%, 0.27%, 0.32%, and 0.31%.
5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the fund’s investment policy to invest directly in individual stocks and reduce the fund’s investments in Vanguard mutual funds.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Total International Stock Index Fund

Notes to Financial Statements

Vanguard Total International Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Through March 11, 2009, the fund had investments in the Vanguard European, Pacific, and Emerging Markets Stock Index Funds in addition to direct investments in common stocks. Effective March 12, 2009, the fund’s equity investments are solely in common stocks. The fund’s direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

40

Total International Stock Index Fund

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. With respect to assets invested in other Vanguard funds through March 11, 2009, the fund’s direct expenses were reduced to the extent of savings realized by the Vanguard funds by the operation of the fund. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $5,124,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

41

Total International Stock Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,419,184	22,765,408	223
Temporary Cash Investments	385,350	14,992	—
Futures Contracts—Liabilities[1]	(2,084)	—	—
Forward Currency Contracts—Assets	403	—	—
Forward Currency Contracts—Liabilities	(139)	—	—
Total	1,802,714	22,780,400	223
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2009:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2008	—
Transfers into Level 3	198
Change in Unrealized Appreciation (Depreciation)	25
Balance as of October 31, 2009	223

42

Total International Stock Index Fund

D. At October 31, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets	($000)	($000)	($000)
Other Assets	—	403	403
Liabilities	(2,084)	(139)	(2,223)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2009 were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	26,866	—	26,866
Forward Currency Contracts	—	8,308	8,308
Realized Net Gain (Loss) on Derivatives	26,866	8,308	35,174

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(5,189)	—	(5,189)
Forward Currency Contracts	—	264	264
Change in Unrealized Appreciation (Depreciation) on Derivatives	(5,189)	264	(4,925)

At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of		Unrealized
		Long (Short)	Aggregate	Appreciation
Futures Contracts	Expiration	Contracts	Settlement Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	December 2009	1,275	51,281	(2,796)
FTSE 100 Index	December 2009	460	37,920	(1,031)
Topix Index	December 2009	275	27,160	(1,362)

43

Total International Stock Index Fund

At October 31, 2009, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
					Appreciation
	Contract Amount (000)				(Depreciation)
Contract Settlement Date	Receive		Deliver		($000)
12/23/2009	EUR	36,652	USD	54,068	29
12/23/2009	GBP	23,630	USD	38,939	(139)
12/16/2009	JPY	2,581,777	USD	28,529	374

EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

The fund had net unrealized foreign currency gains of $1,292,000 resulting from the translation of other assets and liabilities at October 31, 2009.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2009, the fund realized net foreign currency gains of $707,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $128,000 on the fund’s passive foreign investment company holdings at October 31, 2008, has been distributed and is reflected in the balance of undistributed net investment income. During the year ended October 31, 2009, the fund realized gains on the sale of passive foreign investment companies of $947,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Since October 31, 2008, the fund’s passive foreign investment company holdings have appreciated in value, increasing the amount of taxable income available for distribution as of October 31, 2009, by $48,762,000. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2009, was $48,890,000.

44

Total International Stock Index Fund

For tax purposes, at October 31, 2009, the fund had $535,279,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,397,680,000 to offset future net capital gains of $43,870,000 through October 31, 2010, $638,457,000 through October 31, 2016, and $1,715,353,000 through October 31, 2017. Capital loss carryforward of $4,316,000 expired on October 31, 2009; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in-capital.

At October 31, 2009, the cost of investment securities for tax purposes was $22,514,288,000.

Net unrealized appreciation of investment securities for tax purposes was $2,070,869,000, consisting of unrealized gains of $3,085,593,000 on securities that had risen in value since their purchase and $1,014,724,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2009, the fund purchased $10,169,105,000 of investment securities and sold $7,852,568,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	493,049	473,699
Issued in Lieu of Cash Distributions	43,832	33,718
Redeemed	(361,836)	(301,597)
Net Increase (Decrease) in Shares Outstanding	175,045	205,820

H. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 15, 2009, for potential recognition or disclosure in these financial statements.

45

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Total International Stock Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total International Stock Index Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 15, 2009

Special 2009 tax information (unaudited) for Vanguard Total International Stock Index Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $407,967,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through foreign source income of $583,386,000 and foreign taxes paid of $35,258,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

46

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Total International Stock Index Fund[1]
Periods Ended October 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	31.41%	6.54%	3.07%
Returns After Taxes on Distributions	30.70	6.03	2.50
Returns After Taxes on Distributions and Sale of Fund Shares	20.81	5.50	2.36

1 Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or for the account service fee that may be applicable to certain accounts with balances below $10,000.

47

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with
$1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses
Paid During Period.”

•Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Index Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,321.06	$1.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.59	1.63

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

48

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the transaction fees or the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

49

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

50

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	Founder
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1130 122009

Vanguard International Stock
Index Funds Annual Report

October 31, 2009

Vanguard European Stock Index Fund
Vanguard Pacific Stock Index Fund
Vanguard Emerging Markets Stock Index Fund

> Global equity markets began to recover in March and continued to climb as earnings reports improved and investor confidence revived.

> For the fiscal year ended October 31, 2009, returns for Vanguard International Stock Index Funds ranged from about 23% for the Pacific Stock Index Fund to about 60% for the Emerging Markets Stock Index Fund.

> Most industry sectors recorded gains, with materials, industrials, and financials among the better performers.

Contents
Your Fund’s Total Returns	1
President’s Letter	4
Results of Proxy Voting	11
European Stock Index Fund	13
Pacific Stock Index Fund	37
Emerging Markets Stock Index Fund	62
Your Fund’s After-Tax Returns	94
About Your Fund’s Expenses	95
Glossary	98

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard European Stock Index Fund
Investor Shares	VEURX	26.25%
Admiral™ Shares[1]	VEUSX	26.33
Signal® Shares[2]	VESSX	26.34
Institutional Shares[3]	VESIX	26.45
ETF Shares[4]	VGK
Market Price		24.83
Net Asset Value		26.33
MSCI Europe Index		27.48
European Region Funds Average[5]		29.06

Vanguard Pacific Stock Index Fund
Investor Shares	VPACX	23.23%
Admiral Shares[1]	VPADX	23.38
Signal Shares[2]	VPASX	23.38
Institutional Shares[3]	VPKIX	23.46
ETF Shares[4]	VPL
Market Price		22.09
Net Asset Value		23.38
MSCI Pacific Index		28.32
Japan/Pacific Region Funds Average[5]		22.47

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria.
3 This class of shares carries low expenses and is available for a minimum initial investment of $5 million.

4 These Vanguard ETF® Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.
5 Derived from data provided by Lipper Inc.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Emerging Markets Stock Index Fund
Investor Shares	VEIEX	60.07%
Admiral Shares[1]	VEMAX	60.29
Signal Shares[2]	VERSX	60.33
Institutional Shares[3]	VEMIX	60.41
ETF Shares[4]	VWO
Market Price		58.93
Net Asset Value		60.28
MSCI Emerging Markets Index		64.13
Emerging Markets Funds Average[5]		56.47

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Signal Shares also carry lower costs and are available to certain institutional shareholders who meet certain administrative, service, and account-size criteria.
3 This class of shares carries low expenses and is available for a minimum initial investment of $5 million.
4 These Vanguard ETF® Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.
5 Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance

October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
European Stock Index Fund
Investor Shares	$21.99	$25.77	$1.497	$0.000
Admiral Shares	51.71	60.51	3.616	0.000
Signal Shares	20.01	23.42	1.397	0.000
Institutional Shares	22.04	25.80	1.553	0.000
ETF Shares	41.37	48.41	2.901	0.000
Pacific Stock Index Fund
Investor Shares	$7.94	$9.61	$0.140	$0.000
Admiral Shares	52.04	62.95	1.007	0.000
Signal Shares	18.08	21.87	0.349	0.000
Institutional Shares	7.96	9.63	0.158	0.000
ETF Shares	42.10	50.92	0.823	0.000
Emerging Markets Stock Index Fund
Investor Shares	$15.66	$23.90	$0.700	$0.000
Admiral Shares	20.63	31.45	0.969	0.000
Signal Shares	19.85	30.26	0.938	0.000
Institutional Shares	15.71	23.94	0.754	0.000
ETF Shares	24.83	37.84	1.178	0.000

President’s Letter

Dear Shareholder,

As the world emerged from the worst global financial crisis since the 1930s, international stocks outpaced U.S. equities for the 2009 fiscal year. Governments’ fiscal policy and stimulus programs played key roles in the recovery. The recession receded in several major European countries, while the developing world’s economies, which had avoided much of the financial crisis fallout, continued to expand.

For the fiscal year ended October 31, 2009, the Vanguard International Stock Index Funds rallied strongly. The funds include three separate index funds: European, Pacific, and Emerging Markets. Vanguard Developed Markets Index Fund and its institutional counterpart, which previously were included in this report and invest in both European and Pacific markets, now are covered in a separate report.

Most international bourses participated in the rally, with emerging markets leading the charge. Vanguard Emerging Markets Stock Index Fund climbed about 60%. Although not as dramatic, the results of the European and Pacific developed markets were also notable. Vanguard European Stock Index Fund rose about 26%, and Vanguard Pacific Stock Index Fund returned about 23%. Also during the period, the U.S. dollar depreciated 13% against the euro and 9% against the yen, an advantage for our funds’ U.S.-based investors in European and Pacific markets, respectively.

All three funds succeeded in capturing the returns of their respective target indexes. However, because of temporary price differences arising from fair-value pricing policies (please see the text box on page 9), the funds’ returns appear to have diverged from those of their benchmarks, which are not adjusted for fair value.

If you own one or more of the funds in a taxable account, you may wish to review the details of the funds’ after-tax returns on page 94.

A vicious bear market quickly turned bullish
A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	34.79%	–2.49%	7.58%
Russell 1000 Index (Large-caps)	11.20	–6.84	0.71
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 are barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

The bond market experienced an equally dramatic turnaround
The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the

Expense Ratios[1]
Your Fund Compared With Its Peer Group
Expense
Ratio
European Stock Index Fund
Investor Shares	0.29%
Admiral Shares	0.18
Signal Shares	0.18
Institutional Shares	0.13
ETF Shares	0.18
European Region Funds Average	1.34

Pacific Stock Index Fund
Investor Shares	0.29%
Admiral Shares	0.18
Signal Shares	0.18
Institutional Shares	0.13
ETF Shares	0.18
Japan/Pacific Region Funds Average	1.57

Emerging Markets Stock Index Fund
Investor Shares	0.39%
Admiral Shares	0.27
Signal Shares	0.27
Institutional Shares	0.20
ETF Shares	0.27
Emerging Markets Funds Average	1.73

1 The fund expense ratios shown are from the prospectuses dated February 27, 2009, and represent estimated costs for the current fiscal year based on each fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the European Stock Index Fund’s expense ratios were 0.27% for Investor Shares, 0.16% for Admiral Shares, 0.16% for Signal Shares, 0.12% for Institutional Shares, and 0.16% for ETF Shares. The Pacific Stock Index Fund’s expense ratios were 0.27% for Investor Shares, 0.16% for Admiral Shares, 0.16% for Signal Shares, 0.12% for Institutional Shares, and 0.16% for ETF Shares. The Emerging Markets Stock Index Fund’s expense ratios were 0.40% for Investor Shares, 0.27% for Admiral Shares, 0.27% for Signal Shares, 0.23% for Institutional Shares, and 0.27% for ETF Shares.

The peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’ appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, pushing up their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
European Stock Index Fund Investor Shares	2.83%
MSCI Europe Index	2.80
European Region Funds Average[1]	2.96
Pacific Stock Index Fund Investor Shares	0.08%
MSCI Pacific Index	0.42
Japan/Pacific Region Funds Average[1]	–2.46
Emerging Markets Stock Index Fund Investor Shares	11.14%
Spliced Emerging Markets Index[2]	11.64
Emerging Markets Funds Average[1]	10.64

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.
2 Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets Index thereafter.

Emerging markets pace strong global recovery
Emerging markets, the most volatile of international stocks, enjoyed the greatest gains during the fiscal period after sliding the most a year earlier.

The Emerging Markets Stock Index Fund returned about 60%, propelled by its holdings in China and Brazil, which represented, on average, approximately one-third of the fund’s assets. Stocks from China, the fund’s largest market, rose about 82%, while stocks from Brazil advanced about 92%. Brazil’s economic recovery was tied to commodities, where oil and iron ore drove returns.

China’s government stimulus and fiscal policy took hold with great speed and effect, compared with more developed parts of the world. Government spending was also an impetus in Brazil, where domestic demand was strong. Gains from India (about +77%), South Africa (about +62%), Taiwan (about +48%), and South Korea (about +56%) also sparked the fund.

The recovery in emerging markets was broad-based and encompassed all ten industry sectors. Financials, the fund’s most significant sector weighting, advanced nearly 82%. Banks, especially, contributed to the return, rebounding off their lows as the global economy showed signs of stabilization. The materials and energy sectors each contributed more than 10% to the fund’s return.

European markets shared in gains
European markets also produced significant returns for the fiscal year, although the increases lacked the breadth, depth, and speed of their emerging market counter- parts: The European Stock Index Fund returned about 26%.

In the United Kingdom, which has been slow to shake the global recession, stocks still advanced almost 24%. U.K. stocks, on average, accounted for more than 30% of the European Stock Index Fund’s country weighting during the period. France and Germany, which also account for hefty fund weightings, made strong contributions, as did Spain (returning nearly +56%) and Sweden (almost +70%).

All ten industry sectors in the fund had positive returns for the fiscal period. Financials, the largest sector, was a key driver, as banks, insurance companies, and investment firms all bounced back from the crisis. Industrials and materials each gained about 45%, reflecting demand in the improved economy.

Australia, Japan fuel improvement in Pacific

While the Pacific Stock Index Fund brought up the rear among the three geographic regions, its return of about 23% for the fiscal period was still a major improvement from the year earlier and an indication that a recovery is well underway.

A note on fair-value pricing
An index fund’s return sometimes may appear to diverge from the return of its benchmark index a bit more than would be expected. This may be the result of a fair-value pricing adjustment.

These adjustments address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m.,
Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-
specific announcements or market- wide developments, for example.
Such price changes are not immediately reflected in
international index values.

Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale”
prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Australia, which is dwarfed by Japan in terms of the Pacific Stock Index Fund’s country weightings, still made the greatest contribution to return. Signaling the Australian economy’s solid footing, the Reserve Bank of Australia has already begun increasing its key interest rates. Australian financial and materials stocks rose more than 70% for the fiscal year. Japan, which accounted for about 70% of the value of developed markets in the Pacific, on average, during the period, also saw a strong stock market performance. Its recovery was bolstered by the consumer discretionary, industrials, and information technology sectors.

Most of the Pacific region’s ten industry sectors saw positive gains. The performance of financial stocks, the heaviest weighting in the Pacific Stock Index Fund, reflected the role of banks and investment firms in the economic recovery. Materials stocks rose about 52%, proof of the strong demand for commodities.

The funds’ long-term results align with their benchmarks

During a decade that featured extra-ordinary turmoil and two savage bear markets, Vanguard International Stock Index Funds met their objectives of tracking their respective benchmarks. The Pacific Stock Index Fund and the Emerging Markets Stock Index Fund also exceeded the average annual returns of their respective peer groups for the decade ended October 31, 2009. The

European Stock Index Fund came within a fraction of matching the average returns of its respective peer group.

While the investment environment has been volatile and the future is unpredictable, we’re confident that Vanguard Quantitative Equity Group’s expert and disciplined index fund management will help the funds continue to capture the returns of their benchmark indexes. Our funds’ extremely low costs also ensure that you keep more of the funds’ returns.

International stocks have place in diversified program
Investors dealt with two market extremes over the past fiscal year. Through the final months of 2008 and the first months of 2009, stock markets around the world slid as the global financial crisis intensified and credit markets remained gridlocked. In March, however, markets found a bottom and began to rise on positive economic news and investors’ newfound optimism.

Investors who maintain a long-term view realize that financial markets inevitably experience volatility from time to time, and that the market’s inherent risk is, paradoxically, a source of its potential rewards. Although such uncertainty can be hard to live with, it can be managed. To that end, Vanguard has long counseled investors to create a broadly-diversified investment program that considers their time horizon, risk tolerance, and long-term goals. Such a program may include U.S. stock funds and international funds as well as bond and money market funds.

International stocks––and economies––often behave differently than their U.S. counterparts. Diversification can add value so long as a portfolio’s asset classes do not march completely in sync; Vanguard’s research furthermore indicates that international equities can diversify your portfolio over the long term. As part of a well-balanced portfolio, Vanguard International Stock Index Funds offer exposure to foreign economic opportunities, potentially helping you meet your long-term investing goals.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 17, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund

			Percentage
Trustee	For	Withheld	For
John J. Brennan	1,604,062,236	36,846,078	97.8%
Charles D. Ellis	1,594,488,732	46,419,583	97.2%
Emerson U. Fullwood	1,603,672,430	37,235,884	97.7%
Rajiv L. Gupta	1,604,092,353	36,815,961	97.8%
Amy Gutmann	1,605,214,829	35,693,485	97.8%
JoAnn Heffernan Heisen	1,605,059,287	35,849,028	97.8%
F. William McNabb III	1,605,657,176	35,251,138	97.9%
André F. Perold	1,602,313,073	38,595,241	97.6%
Alfred M. Rankin, Jr.	1,604,909,324	35,998,991	97.8%
Peter F. Volanakis	1,607,261,150	33,647,165	97.9%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
European Stock Index Fund
2a	449,587,070	6,694,799	19,907,448	27,765,178	89.2%
2b	447,911,380	7,823,384	20,454,555	27,765,177	88.9%
2c	444,968,986	7,208,152	24,012,179	27,765,178	88.3%
2d	446,185,109	7,285,760	22,718,448	27,765,179	88.5%
2e	446,201,350	7,143,870	22,844,095	27,765,180	88.5%
2f	447,937,500	7,202,447	21,049,370	27,765,178	88.9%
2g	459,786,579	6,983,326	9,419,408	27,765,182	91.2%

Pacific Stock Index Fund
2a	540,963,604	7,690,230	12,221,364	28,821,242	91.7%
2b	538,425,086	8,992,002	13,458,112	28,821,241	91.3%
2c	535,901,138	8,417,072	16,556,989	28,821,241	90.9%
2d	533,579,704	8,646,478	18,649,016	28,821,242	90.5%
2e	537,546,205	8,027,864	15,301,130	28,821,241	91.2%
2f	536,227,575	8,254,408	16,393,220	28,821,237	90.9%
2g	540,280,493	7,996,449	12,598,259	28,821,239	91.6%

Emerging Markets Stock Index Fund
2a	388,719,118	7,531,404	6,900,423	48,533,077	86.1%
2b	387,193,597	8,261,534	7,695,811	48,533,079	85.7%
2c	385,338,336	8,173,616	9,638,997	48,533,073	85.3%
2d	385,609,852	8,235,418	9,305,677	48,533,075	85.4%
2e	386,760,940	7,817,547	8,572,457	48,533,077	85.6%
2f	387,408,468	7,780,086	7,962,391	48,533,076	85.8%
2g	389,626,967	7,799,374	5,724,603	48,533,078	86.3%

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
European Stock Index Fund	48,802,729	10,916,197	416,469,651	27,765,918	9.7%
Pacific Stock Index Fund	51,017,822	13,812,709	496,044,659	28,821,251	8.7%
Emerging Markets
Stock Index Fund	32,187,780	16,796,684	354,081,177	48,618,380	7.1%

European Stock Index Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	483	467	1,806
Turnover Rate	18%	—	—
Expense Ratio[3]		—	—
Investor Shares	0.29%
Admiral Shares	0.18%
Signal Shares	0.18%
Institutional Shares	0.13%
ETF Shares	0.18%
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7.3%	7.3%	8.3%
Consumer Staples	12.1	12.1	8.6
Energy	11.4	11.4	11.2
Financials	25.0	25.0	26.6
Health Care	10.1	10.1	6.4
Industrials	9.3	9.3	9.8
Information Technology	2.8	2.8	6.5
Materials	8.5	8.5	11.2
Telecommunication
Services	7.2	7.2	6.4
Utilities	6.3	6.3	5.0

Volatility Measures[4]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.98	0.96
Beta	1.02	1.01

Ten Largest Holdings[5] (% of total net assets)

HSBC Holdings PLC	diversified banks	2.9%
Royal Dutch Shell PLC	integrated oil
	and gas	2.8
BP PLC	integrated oil
	and gas	2.7
Nestle SA	packaged foods
	and meats	2.6
Banco Santander SA	diversified banks	2.0
Total SA	integrated oil
	and gas	1.9
Telefonica SA	integrated
	telecommunication
	services	1.8
Vodafone Group PLC	wireless
	telecommunication
	services	1.8
Roche Holdings AG	pharmaceuticals	1.7
Novartis AG	pharmaceuticals	1.7
Top Ten		21.9%

Market Diversification (% of equity exposure)
		Target
	Fund	Index[1]
United Kingdom	32.0%	31.9%
France	16.1	16.1
Germany	12.0	11.9
Switzerland	11.7	11.8
Spain	7.1	7.1
Italy	5.4	5.4
Sweden	3.9	4.0
Netherlands	3.8	3.8
Finland	1.7	1.7
Belgium	1.5	1.5
Denmark	1.3	1.3
Norway	1.1	1.1
Greece	1.0	1.0
Other European Markets	1.4	1.4

1 MSCI Europe Index.
2 MSCI All Country World Index ex USA.
3 The expense ratios shown are from the prospectuses dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31,2009, the expense ratios were 0.27% for Investor Shares, 0.16% for Admiral Shares, 0.16% for Signal Shares, 0.12% for Institutional Shares, and 0.16% for ETF Shares.
4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
5 The holdings listed exclude any temporary cash investments and equity index products.

European Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $10,000
	One Year	Five Years	Ten Years	Investment
European Stock Index Fund Investor Shares[1]	26.25%	5.31%	2.83%	$13,221
MSCI All Country World Index ex USA	34.79	7.58	3.95	14,733
MSCI Europe Index	27.48	5.36	2.80	13,181
European Region Funds Average[2]	29.06	5.02	2.96	13,391

				Final Value of
			Since	a $100,000
	One Year	Five Years	Inception[3]	Investment
European Stock Index Fund Admiral Shares[1]	26.33%	5.41%	5.56%	$155,938
MSCI All Country World Index ex USA	34.79	7.58	7.53	181,578
MSCI Europe Index	27.48	5.36	5.48	155,046

			Final Value of
		Since	a $10,000,000
	One Year	Inception[3]	Investment
European Stock Index Fund Signal Shares[1]	26.34%	–4.09%	$8,797,173
MSCI All Country World Index ex USA	34.79	–1.44	9,565,146
MSCI Europe Index	27.48	–4.08	8,799,042

1 Total returns do not reflect the 0.50% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased or after June 27, 2003, and held for less than two months; or, for the Investor Shares, the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
3 Performance for the fund and its comparative standards is calculated since the following inception dates: August 13, 2001, for the Admiral
Shares and October 6, 2006, for the Signal Shares.

European Stock Index Fund

				Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[1]	Investment
European Stock Index Fund Institutional Shares[2]	26.45%	5.47%	2.37%	$6,241,998
MSCI All Country World Index ex USA	34.79	7.58	3.66	7,025,394
MSCI Europe Index	27.48	5.36	2.26	6,179,231

				Final Value of
			Since	a $10,000
	One Year		Inception[1]	Investment
European Stock Index Fund ETF Shares
Net Asset Value[3]	26.33%		2.37%	$11,153
MSCI All Country World Index ex USA	34.79		4.65	12,357
MSCI Europe Index	27.48		2.31	11,125

Cumulative Returns: ETF Shares, March 4, 2005–October 31, 2009
				Since
			One Year	Inception[1]
European Stock Index Fund ETF Shares Market Price			24.83%	11.31%
European Stock Index Fund ETF Shares Net Asset Value			26.33	11.53
MSCI Europe Index			27.48	11.25

1 Performance for the fund and its comparative standards is calculated since the following inception dates: May 15, 2000, for the Institutional Shares and March 4, 2005, for the ETF Shares.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

European Stock Index Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
European Stock Index Fund
Investor Shares[1]	6/18/1990	0.91%	6.51%	3.42%
Admiral Shares[1]	8/13/2001	1.03	6.62	5.90[2]
Signal Shares[1]	10/6/2006	1.02	–3.51[2]	—
Institutional Shares[1]	5/15/2000	1.12	6.67	2.63[2]
ETF Shares	3/4/2005
Market Price		–0.08	2.87[2]	—
Net Asset Value		1.04	2.90[2]	—

1 Total returns do not reflect the 0.50% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for the Investor Shares, the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Returns since inception.
Note: See Financial Highlights tables for dividend and capital gains information.

European Stock Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.7%)[1]
Austria (0.5%)
^	Erste Group Bank AG	293,984	11,819
	OMV AG	250,980	10,342
	Telekom Austria AG	542,073	8,880
	Voestalpine AG	198,485	6,787
	Verbund–Oesterreichische
	Elektrizitaetswirtschafts
	AG Class A	131,244	5,892
^	Raiffeisen International
	Bank Holding AG	91,348	5,357
	Vienna Insurance Group	63,811	3,595
			52,672
Belgium (1.5%)
	Anheuser-Busch InBev NV	1,214,927	57,041
*	Fortis	3,741,094	16,175
	Groupe Bruxelles
	Lambert SA	136,404	12,022
*	KBC Groep NV	270,316	11,571
	Delhaize Group SA	169,324	11,502
	Solvay SA Class A	100,805	9,899
	Belgacom SA	255,659	9,575
^,*	Dexia SA	898,673	7,470
^	UCB SA	171,442	7,319
	Colruyt SA	25,429	6,051
	Umicore	193,924	5,890
	Mobistar SA	50,221	3,450
	Nationale A Portefeuille	55,508	2,901
			160,866
Denmark (1.3%)
	Novo Nordisk A/S Class B	754,588	46,880
*	Vestas Wind Systems A/S	343,586	24,098
*	Danske Bank A/S	764,739	17,563
	Carlsberg A/S Class B	181,438	12,720
	A P Moller - Maersk A/S
	Class B	1,861	12,707
	Novozymes A/S	77,965	7,132
	A P Moller–Maersk A/S	910	6,051
*	DSV A/S	349,453	5,432
*	Topdanmark A/S	24,179	3,486

			Market
			Value•
		Shares	($000)
	Coloplast A/S Class B	38,634	3,154
	TrygVesta A/S	39,243	2,828
^,*	William Demant Holding	39,131	2,782
	H Lundbeck A/S	97,327	1,885
			146,718
Finland (1.7%)
	Nokia Oyj	6,304,831	79,638
	Fortum Oyj	751,563	17,789
	Sampo Oyj	708,275	16,953
	UPM-Kymmene Oyj	880,485	10,567
	Kone Oyj Class B	259,530	9,690
	Stora Enso Oyj	977,820	7,401
	Metso Oyj	215,974	6,031
	Wartsila Oyj	142,056	5,142
	Elisa Oyj	229,254	4,440
^	Neste Oil Oyj	215,268	3,807
	Nokian Renkaat Oyj	175,010	3,734
	Kesko Oyj Class B	108,888	3,624
	Outokumpu Oyj	199,831	3,304
	Rautaruukki Oyj	138,843	2,830
	Orion Oyj Class B	148,904	2,830
	Pohjola Bank PLC	227,417	2,527
^	Sanoma Oyj	134,457	2,482
			182,789
France (15.9%)
	Total SA	3,593,950	215,063
	Sanofi-Aventis SA	1,772,391	129,920
^	BNP Paribas	1,549,099	116,700
	GDF Suez	2,032,496	84,973
	France Telecom SA	3,080,536	76,332
	AXA SA	2,637,780	65,602
^	Societe Generale	955,134	63,440
	Groupe Danone SA	927,516	55,720
	Vivendi	1,973,995	54,763
	ArcelorMittal	1,448,273	49,013
	Carrefour SA	1,068,815	45,876
	Air Liquide SA	420,782	45,318
	LVMH Moet Hennessy
	Louis Vuitton SA	412,405	42,705
	L’Oreal SA	403,044	41,210

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	Schneider Electric SA	393,253	40,894
	Vinci SA	710,982	37,105
	Unibail-Rodamco SE	137,118	30,364
	Cie de Saint-Gobain	619,833	30,204
	Credit Agricole SA	1,497,122	28,678
	Lafarge SA	337,684	27,410
	Pernod-Ricard SA	326,883	27,232
	Alstom SA	340,470	23,591
	EDF SA	398,463	22,209
	Veolia Environnement	634,824	20,739
	Cie Generale d’Optique
	Essilor International SA	337,223	18,881
	Compagnie Generale
	des Etablissements
	Michelin Class B	244,255	18,094
	Bouygues SA	375,847	17,699
*	Alcatel-Lucent	3,912,683	14,653
	Vallourec SA	90,995	14,327
*	Renault SA	311,822	13,954
	PPR	127,508	13,896
	European Aeronautic
	Defence and
	Space Co. NV	688,468	12,892
^	Hermes International	88,880	12,360
	Accor SA	241,645	11,572
	Cap Gemini SA	246,794	11,433
	Technip SA	176,782	11,091
	Christian Dior SA	106,556	10,627
	SES SA	479,836	10,397
	Suez Environnement Co.	454,321	10,096
	STMicroelectronics NV	1,144,740	9,187
	Sodexo	160,152	9,146
	Lagardere SCA	197,502	8,923
*	Peugeot SA	254,160	8,279
*	Natixis	1,473,762	8,279
	Publicis Groupe	200,650	7,624
	Casino Guichard
	Perrachon SA	92,826	7,376
	Thales SA	151,404	7,336
	SCOR SE	282,546	7,191
	Klepierre	153,049	6,344
	Dassault Systemes SA	108,667	6,271
	CNP Assurances	62,997	6,088
	Eutelsat Communications	166,028	5,277
	Safran SA	315,873	5,096
*	Cie Generale de
	Geophysique-Veritas	245,161	4,855
	Legrand SA	173,381	4,703
	Neopost SA	52,764	4,618
	Bureau Veritas SA	81,373	4,481
	Fonciere Des Regions	38,780	4,274
	Aeroports de Paris	48,939	3,715
^	Eiffage SA	68,098	3,710
*	Atos Origin SA	77,465	3,627
	ICADE	33,447	3,521
*	Air France-KLM	224,251	3,438

			Market
			Value•
		Shares	($000)
	Gecina SA	31,492	3,350
	Imerys SA	56,457	3,095
	Societe Television Francaise	1195,868	3,075
	Societe BIC SA	43,936	3,049
^	Iliad SA	26,802	2,902
	Eurazeo	45,615	2,869
	Societe Des Autoroutes
	Paris-Rhin-Rhone	37,490	2,816
^	Eramet	8,941	2,784
	PagesJaunes Groupe	215,947	2,646
	M6-Metropole Television	106,342	2,561
	BioMerieux	22,413	2,488
*	JC Decaux SA	110,496	2,234
	Ipsen SA	41,635	2,121
			1,756,382
Germany (11.8%)
	Siemens AG	1,385,978	125,246
	E.ON AG	3,202,344	122,729
	Bayer AG	1,286,134	89,232
	Allianz SE	763,088	87,468
	BASF SE	1,553,779	83,174
	Deutsche Bank AG	996,344	72,386
	Daimler AG	1,349,920	65,570
	SAP AG	1,444,751	65,440
	Deutsche Telekom AG	4,773,422	65,231
	RWE AG	705,021	61,839
	Muenchener
	Rueckversicherungs AG	348,077	55,070
	Bayerische Motoren
	Werke AG	558,558	27,324
	Linde AG	256,540	26,926
	Deutsche Boerse AG	328,530	26,608
^	Volkswagen AG	149,727	24,346
	Deutsche Post AG	1,427,702	24,153
	ThyssenKrupp AG	563,668	18,157
	Volkswagen AG Pfd.	177,597	17,694
	Fresenius Medical Care
	AG & Co. KGaA	323,320	15,691
	Adidas AG	327,062	15,143
	MAN SE	177,733	14,636
	HeidelbergCement AG	236,392	14,140
	Henkel AG & Co.
	KGaA Pfd.	300,524	13,687
	K&S AG	248,612	13,571
*	Commerzbank AG	1,186,582	12,359
	Porsche Automobil
	Holding SE	147,323	11,269
	Metro AG	192,267	10,672
	Merck KGaA	108,597	10,209
	Beiersdorf AG	147,466	9,084
	Henkel AG & Co. KGaA	218,687	8,450
*	Infineon Technologies AG	1,788,003	8,051
	Daimler AG	166,896	8,049
*	QIAGEN NV	384,180	7,967
	Fresenius SE Pfd.	136,915	7,954

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	Deutsche Lufthansa AG	385,290	5,949
	Salzgitter AG	66,145	5,946
	Hochtief AG	71,577	5,402
	RWE AG	64,321	5,047
	GEA Group AG	257,692	4,863
*	Hannover
	Rueckversicherung AG	102,776	4,633
*	Deutsche Postbank AG	147,242	4,560
	Wacker Chemie AG	25,765	3,702
	Celesio AG	145,602	3,612
^	Solarworld AG	138,509	2,998
	Bayerische Motoren
	Werke AG Pfd.	88,135	2,897
	Fraport AG Frankfurt Airport
	Services Worldwide	61,229	2,883
*	United Internet AG	209,668	2,730
	Puma AG Rudolf
	Dassler Sport	8,786	2,692
	Fresenius SE	46,652	2,324
	Suedzucker AG	109,658	2,267
^,*	TUI AG	236,283	1,638
	Hamburger Hafen
	und Logistik AG	40,721	1,587
			1,305,255
Greece (1.0%)
*	National Bank of Greece SA	827,335	30,248
*	Alpha Bank AE	595,080	11,473
	OPAP SA	369,611	9,408
*	Piraeus Bank SA	507,184	8,744
*	EFG Eurobank Ergasias SA	539,272	8,542
	Coca Cola Hellenic
	Bottling Co. SA	306,492	7,988
*	National Bank of
	Greece SA ADR	1,024,141	7,446
	Bank of Cyprus
	Public Co. Ltd.	917,432	7,258
	Marfin Investment
	Group SA	1,045,511	4,166
	Hellenic
	Telecommunications
	Organization SA	234,997	3,953
*	Public Power Corp. SA	191,003	3,896
	Hellenic
	Telecommunications
	Organization SA ADR	408,133	3,461
	Titan Cement Co. SA	94,621	3,270
	Hellenic Petroleum SA	150,968	1,830
			111,683
Ireland (0.4%)
	CRH PLC	1,155,542	28,335
	Kerry Group PLC
	Class A	235,937	6,993
*	Elan Corp. PLC	845,582	4,431
*	Ryanair Holdings
	PLC ADR	94,531	2,577

			Market
			Value•
		Shares	($000)
^,*	Anglo Irish Bank
	Corp. Ltd.	2,503,596	800
*	Ryanair Holdings PLC	133,763	583
	CRH PLC	7,832	191
			43,910
Italy (5.3%)
	ENI SPA	4,385,511	108,615
*	UniCredit SPA	23,980,541	80,340
	Enel SPA	11,075,077	65,900
*	Intesa Sanpaolo SPA	12,994,638	54,688
	Assicurazioni
	Generali SPA	1,966,960	49,526
	Telecom Italia SPA	16,919,828	26,879
*	Fiat SPA	1,287,374	19,166
	Tenaris SA	796,390	14,173
	Unione di Banche
	Italiane SCPA	972,482	13,891
	Saipem SPA	444,266	13,108
	Snam Rete Gas SPA	2,524,641	12,245
	Finmeccanica SPA	682,725	11,456
	Telecom Italia SPA RNC	10,109,033	11,125
	Atlantia SPA	436,146	10,313
	Mediobanca SPA	807,470	10,300
*	Banco Popolare SC	1,074,727	9,336
	Terna Rete Elettrica
	Nazionale SPA	2,194,929	8,702
	Parmalat SPA	2,871,526	7,958
	Mediaset SPA	1,195,923	7,766
	Banca Monte dei
	Paschi di Siena SPA	3,666,212	6,966
	Intesa Sanpaolo SPA	1,577,165	5,143
	Banca Popolare di
	Milano Scarl	672,695	5,005
*	Luxottica Group SPA	193,239	4,704
	A2A SPA	1,850,150	3,411
^	Banca Carige SPA	1,086,484	3,063
	Prysmian SPA	167,981	2,954
*	Pirelli & C SPA	4,372,634	2,457
^	Mediolanum SPA	371,738	2,359
	Exor SPA	111,141	2,190
*	Autogrill SPA	170,560	1,918
	Fondiaria-Sai SPA	102,689	1,872
*	Unipol Gruppo
	Finanziario SPA	1,220,186	1,769
^	Lottomatica SPA	77,703	1,656
^	Italcementi SPA	114,045	1,642
	Saras SPA	470,450	1,527
	ACEA SPA	122,932	1,438
			585,561
Netherlands (3.7%)
	Unilever NV	2,741,998	84,489
	Koninklijke KPN NV	2,889,608	52,414
*	ING Groep NV	3,304,942	43,009
	Koninklijke Philips
	Electronics NV	1,639,187	41,178
	Koninklijke Ahold NV	2,011,336	25,335

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	Akzo Nobel NV	390,951	23,083
	ASML Holding NV	709,133	19,124
*	Aegon NV	2,635,681	18,733
	Heineken NV	411,615	18,195
	TNT NV	622,414	16,506
	Reed Elsevier NV	1,214,536	14,154
	Koninklijke DSM NV	262,039	11,481
	Wolters Kluwer NV	469,555	10,468
	Heineken Holding NV	186,504	7,256
*	Randstad Holding NV	170,283	6,461
	Fugro NV	109,132	6,079
	Corio NV	87,806	5,954
	SBM Offshore NV	254,161	4,867
	Koninklijke Boskalis
	Westminster NV	92,056	3,231
	ASML Holding NV	17,494	471
*	Aegon NV	1,765	12
			412,500
Norway (1.1%)
	StatoilHydro ASA	1,892,078	44,585
*	Telenor ASA	1,417,638	18,279
^,*	DnB NOR ASA	1,237,852	14,180
	Orkla ASA	1,300,893	12,026
	Yara International ASA	318,367	10,524
*	Seadrill Ltd.	476,687	9,899
*	Norsk Hydro ASA	1,166,536	7,646
^,*	Renewable
	Energy Corp. AS	546,754	3,257
			120,396
Portugal (0.5%)
	EDP–Energias
	de Portugal SA	3,099,313	13,707
	Portugal Telecom
	SGPS SA	990,006	11,316
	Banco Espirito Santo SA	886,931	6,546
	Banco Comercial
	Portugues SA	3,996,934	5,698
	Galp Energia SGPS SA
	Class B	256,384	4,318
*	EDP Renovaveis SA	362,822	3,616
	Jeronimo Martins
	SGPS SA	369,400	3,291
^	Cimpor Cimentos
	de Portugal SGPS SA	397,744	3,100
	Brisa Auto-Estradas
	de Portugal SA	296,778	2,932
			54,524
Spain (7.0%)
	Banco Santander SA	13,444,108	216,346
	Telefonica SA	6,996,106	195,377
	Banco Bilbao Vizcaya
	Argentaria SA	5,998,074	107,216
	Iberdrola SA	6,196,772	56,134
	Repsol YPF SA	1,233,477	32,837
	Inditex SA	366,793	21,530

			Market
			Value•
		Shares	($000)
^	Banco Popular Espanol SA	1,464,765	13,048
^	ACS Actividades de
	Construccion y
	Servicios SA	243,224	11,679
^	Banco de Sabadell SA	1,527,845	10,314
	Abertis Infraestructuras SA	474,330	10,086
	Red Electrica Corp. SA	183,979	9,502
	Gas Natural SDG SA	373,900	7,512
	Criteria Caixacorp SA	1,430,635	6,974
	Iberdrola Renovables SA	1,423,669	6,328
	Enagas	301,973	6,211
	Gamesa Corp.
	Tecnologica SA	310,257	5,669
	Acciona SA	43,177	5,260
	Mapfre SA	1,183,040	5,070
	Banco Santander SA ADR	314,353	5,048
^	Bankinter SA	472,595	4,981
^	Acerinox SA	237,968	4,732
	Zardoya Otis SA	219,462	4,405
^	Grupo Ferrovial SA	94,381	3,910
	Indra Sistemas SA	166,162	3,908
	Telefonica SA ADR	44,539	3,738
^	Cintra Concesiones de
	Infraestructuras de
	Transporte SA	333,918	3,436
	Grifols SA	210,632	3,403
^	Banco de Valencia SA	351,328	2,977
^	Fomento de Construcciones
	y Contratas SA	63,014	2,563
*	Iberia Lineas Aereas
	de Espana	829,002	2,286
^	Sacyr Vallehermoso SA	150,890	2,283
^	Gestevision Telecinco SA	162,721	1,682
			776,445
Sweden (3.9%)
	Nordea Bank AB	5,446,103	58,455
	Telefonaktiebolaget LM
	Ericsson Class B	5,019,839	52,446
	Hennes & Mauritz AB
	Class B	861,236	48,920
	TeliaSonera AB	3,769,584	24,984
	Svenska Handelsbanken
	AB Class A	823,036	21,269
	Sandvik AB	1,698,544	18,763
	Volvo AB Class B	1,836,061	17,388
*	Skandinaviska Enskilda
	Banken AB Class A	2,556,584	15,486
	Atlas Copco AB Class A	1,132,138	15,181
	Investor AB Class B	771,597	13,652
	Svenska Cellulosa AB
	Class B	954,565	13,117
	SKF AB	659,909	10,450
	Skanska AB Class B	673,804	9,888
*	Electrolux AB Class B	395,250	9,474
	Assa Abloy AB Class B	531,676	9,291

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	Swedish Match AB	426,849	8,760
*	Millicom International
	Cellular SA	126,641	8,132
	Atlas Copco AB Class B	665,204	7,926
	Tele2 AB	520,502	7,587
*	Swedbank AB Class A	852,702	7,346
	Alfa Laval AB	584,378	7,137
	Scania AB Class B	542,050	6,954
	Volvo AB Class A	725,127	6,697
	Getinge AB	340,623	6,347
	Securitas AB Class B	525,787	4,906
	SSAB AB Class A	308,918	4,709
*	Husqvarna AB	673,863	4,243
*	Lundin Petroleum AB	362,866	3,073
	Holmen AB	86,960	2,347
	SSAB AB Class B	138,792	1,941
			426,869
Switzerland (11.6%)
	Nestle SA	6,126,666	284,900
	Roche Holdings AG	1,183,026	189,477
	Novartis AG	3,562,225	185,500
	Credit Suisse Group AG	1,895,003	101,301
*	UBS AG	5,938,697	99,026
	ABB Ltd.	3,714,298	69,091
	Zurich Financial
	Services AG	247,683	56,718
	Syngenta AG	163,196	38,642
	Holcim Ltd.	413,365	26,308
	Compagnie Financiere
	Richemont SA	876,299	24,531
	Swiss Reinsurance Co. Ltd.	580,449	23,636
	Swisscom AG	40,536	14,630
	Julius Baer Group Ltd.	353,174	13,295
	Swatch Group AG (Bearer)	51,858	12,109
	Synthes Inc.	99,905	11,852
	Geberit AG	68,898	11,398
	SGS SA	7,968	10,644
	Givaudan SA	12,879	9,561
*	Actelion Ltd.	170,702	9,410
	Adecco SA	205,762	9,194
	Kuehne & Nagel
	International AG	91,535	8,293
	Sonova Holding AG	78,314	8,060
	Baloise Holding AG	84,531	7,238
	Swiss Life Holding AG	50,740	6,078
	Nobel Biocare Holding AG	212,431	6,027
	Lonza Group AG	77,422	6,020
	Schindler Holding AG	81,555	5,575
*	Logitech International SA	309,968	5,291
	Lindt & Spruengli AG	188	4,773
	GAM Holding Ltd.	357,347	4,360
	Pargesa Holding SA	44,448	3,558
	Swatch Group AG
	(Registered)	71,585	3,210
	Straumann Holding AG	13,020	3,143
	Lindt & Spruengli AG	1,447	3,047

			Market
			Value•
		Shares	($000)
*	Aryzta AG	76,814	3,015
	Schindler Holding AG	35,889	2,487
*	Aryzta AG (Ireland Shares)	59,634	2,308
	BKW FMB Energie AG	21,760	1,790
*	UBS AG	51,025	846
			1,286,342
United Kingdom (31.5%)
	HSBC Holdings PLC	29,155,890	322,176
	BP PLC	29,789,185	279,133
	Vodafone Group PLC	83,130,575	183,206
	GlaxoSmithKline PLC	8,734,439	179,167
	Royal Dutch Shell PLC
	Class B	4,538,062	130,640
	Royal Dutch Shell PLC
	Class A	4,328,822	128,344
	AstraZeneca PLC	2,436,414	109,375
	British American
	Tobacco PLC	3,361,173	107,107
	Rio Tinto PLC	2,308,217	102,046
	BHP Billiton PLC	3,716,368	100,137
	BG Group PLC	5,657,386	97,382
*	Barclays PLC	18,578,340	97,371
	Tesco PLC	13,298,932	88,673
	Standard Chartered PLC	3,382,137	82,971
*	Anglo American PLC	2,216,576	80,203
	Diageo PLC	4,202,660	68,453
	Unilever PLC	2,163,564	64,638
	Reckitt Benckiser
	Group PLC	1,021,098	50,723
	Imperial Tobacco
	Group PLC	1,711,508	50,437
	Royal Dutch Shell PLC
	Class A	1,641,308	48,457
*	Xstrata PLC	3,215,156	46,310
	SABMiller PLC	1,586,061	41,573
	National Grid PLC	4,092,457	40,539
^,*	Lloyds Banking
	Group PLC	27,461,983	38,721
	Prudential PLC	4,249,147	38,597
	Centrica PLC	8,616,724	35,005
	BAE Systems PLC	5,957,878	30,636
	Cadbury PLC	2,295,678	29,023
	Aviva PLC	4,605,794	28,801
	BT Group PLC	13,002,069	27,863
	Scottish & Southern
	Energy PLC	1,550,528	27,367
	Tullow Oil PLC	1,352,339	26,198
	Rolls-Royce Group PLC	3,118,619	22,999
	Compass Group PLC	3,107,360	19,707
*	Royal Bank of
	Scotland Group PLC	28,420,712	19,388
	Pearson PLC	1,359,791	18,483
	WPP PLC	1,921,729	17,222
	British Sky Broadcasting
	Group PLC	1,919,063	16,733
	Shire PLC	943,358	16,684

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	BP PLC ADR	293,298	16,607
	WM Morrison
	Supermarkets PLC	3,555,465	16,295
	Experian PLC	1,734,236	15,848
	Old Mutual PLC	8,945,910	15,527
	Reed Elsevier PLC	2,040,268	15,447
	Marks & Spencer
	Group PLC	2,672,142	14,966
	Man Group PLC	2,885,211	14,591
	Kingfisher PLC	3,955,375	14,457
	Land Securities
	Group PLC	1,278,614	13,835
	Standard Life PLC	3,738,319	13,326
	Smith & Nephew PLC	1,494,406	13,210
	Capita Group PLC	1,049,836	13,112
	Legal & General
	Group PLC	9,864,042	12,657
	Vodafone Group PLC ADR	525,198	11,654
	British Land Co. PLC	1,451,159	11,208
	RSA Insurance Group PLC	5,607,535	11,112
	J Sainsbury PLC	2,017,530	10,888
	International Power PLC	2,576,965	10,699
	Cable & Wireless PLC	4,265,991	10,122
*	Cairn Energy PLC	232,023	10,007
^	Randgold Resources Ltd.	150,646	9,931
	Next PLC	336,723	9,879
*	Wolseley PLC	475,251	9,613
	Smiths Group PLC	654,921	9,559
	G4S PLC	2,130,307	8,807
	Carnival PLC	276,001	8,556
	Antofagasta PLC	665,293	8,382
	Johnson Matthey PLC	360,141	8,294
	United Utilities Group PLC	1,143,803	8,246
	Associated British
	Foods PLC	595,624	8,066
	Vedanta Resources PLC	235,544	8,060
*	Autonomy Corp. PLC	363,000	7,981
	Hammerson PLC	1,161,320	7,703
	Sage Group PLC	2,200,708	7,685
	AMEC PLC	564,392	7,433
	Segro PLC	1,222,919	7,047
	Home Retail Group PLC	1,477,806	7,034
	3i Group PLC	1,625,609	6,997
	Cobham PLC	1,922,893	6,910
	Serco Group PLC	824,230	6,819
	Rexam PLC	1,490,204	6,748
	Burberry Group PLC	737,580	6,505
	Kazakhmys PLC	356,875	6,351
	Invensys PLC	1,367,500	6,321
	Liberty International PLC	845,825	6,244
*	Lonmin PLC	260,819	6,239
	Severn Trent PLC	398,993	6,215
	Whitbread PLC	295,285	6,143
	Bunzl PLC	552,667	6,008
	ICAP PLC	880,954	5,855
	Eurasian Natural
	Resources Corp.	424,974	5,783

			Market
			Value•
		Shares	($000)
	Intercontinental Hotels
	Group PLC	438,301	5,603
	Admiral Group PLC	315,972	5,311
	Friends Provident
	Group PLC	3,894,426	5,192
	Petrofac Ltd.	331,916	5,109
	Balfour Beatty PLC	1,144,354	4,975
	Investec PLC	695,990	4,968
	Firstgroup PLC	804,301	4,947
	Drax Group PLC	617,503	4,698
	Tomkins PLC	1,495,114	4,102
	Schroders PLC	206,471	3,713
	Fresnillo PLC	295,701	3,583
	TUI Travel PLC	918,205	3,499
^	London Stock
	Exchange Group PLC	243,506	3,387
^	Ladbrokes PLC	1,517,841	3,024
^,*	British Airways PLC	996,029	2,958
*	Berkeley Group
	Holdings PLC	205,006	2,861
	Thomas Cook Group PLC	713,274	2,389
^	Carphone Warehouse
	Group PLC	680,135	2,051
	WPP PLC ADR	40,001	1,791
*	Resolution Ltd.	1,152,244	1,702
			3,485,333
Total Common Stocks
(Cost $14,517,557)			10,908,245
Temporary Cash Investments (3.0%)[1]
Money Market Fund (2.9%)
2,3	Vanguard Market
	Liquidity Fund, 0.225%	318,103,762	318,104

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
4,5	Federal Home Loan
	Bank Discount Notes,
	0.275%, 2/19/10	10,000	9,997
4	Freddie Mac Discount
	Notes, 0.205%, 3/22/10	4,000	3,998
			13,995
Total Temporary Cash Investments
(Cost $332,092)			332,099
Total Investments (101.7%)
(Cost $14,849,649)			11,240,344
Other Assets and Liabilities (–1.7%)
Other Assets			65,449
Liabilities[3]			(254,547)
			(189,098)
Net Assets (100%)			11,051,246

European Stock Index Fund

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	16,224,741
Undistributed Net Investment Income	378,916
Accumulated Net Realized Losses	(1,940,639)
Unrealized Appreciation (Depreciation)
Investment Securities	(3,609,305)
Futures Contracts	(4,749)
Foreign Currencies and
Forward Currency Contracts	2,282
Net Assets	11,051,246

Investor Shares—Net Assets
Applicable to 224,681,131 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,789,137
Net Asset Value Per Share—
Investor Shares	$25.77

Admiral Shares—Net Assets
Applicable to 28,099,506 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,700,354
Net Asset Value Per Share—
Admiral Shares	$60.51

Amount
($000)
Signal Shares—Net Assets
Applicable to 10,456,717 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	244,914
Net Asset Value Per Share—
Signal Shares	$23.42

Institutional Shares—Net Assets
Applicable to 33,058,996 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	852,760
Net Asset Value Per Share—
Institutional Shares	$25.80

ETF Shares—Net Assets
Applicable to 50,900,760 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,464,081
Net Asset Value Per Share—
ETF Shares	$48.41

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $197,803,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.6% and 2.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $214,041,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $9,997,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

European Stock Index Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1]	482,378
Interest[2]	528
Security Lending	27,470
Total Income	510,376
Expenses
The Vanguard Group—Note B
Investment Advisory Services	582
Management and Administrative—Investor Shares	14,229
Management and Administrative—Admiral Shares	1,605
Management and Administrative—Signal Shares	214
Management and Administrative—Institutional Shares	1,254
Management and Administrative—ETF Shares	1,681
Marketing and Distribution—Investor Shares	2,848
Marketing and Distribution—Admiral Shares	340
Marketing and Distribution—Signal Shares	65
Marketing and Distribution—Institutional Shares	954
Marketing and Distribution—ETF Shares	525
Custodian Fees	1,988
Auditing Fees	40
Shareholders’ Reports and Proxies—Investor Shares	228
Shareholders’ Reports and Proxies—Admiral Shares	17
Shareholders’ Reports and Proxies—Signal Shares	1
Shareholders’ Reports and Proxies—Institutional Shares	2
Shareholders’ Reports and Proxies—ETF Shares	210
Trustees’ Fees and Expenses	25
Total Expenses	26,808
Expenses Paid Indirectly	(169)
Net Expenses	26,639
Net Investment Income	483,737
Realized Net Gain (Loss)
Investment Securities Sold	(2,821,516)
Futures Contracts	(4,807)
Foreign Currencies and Forward Currency Contracts	1,442
Realized Net Gain (Loss)	(2,824,881)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,882,960
Futures Contracts	9,698
Foreign Currencies and Forward Currency Contracts	14,586
Change in Unrealized Appreciation (Depreciation)	3,907,244
Net Increase (Decrease) in Net Assets Resulting from Operations	1,566,100

1 Dividends are net of foreign withholding taxes of $39,192,000.
2 Interest income from an affiliated company of the fund was $265,000.
See accompanying Notes, which are an integral part of the Financial Statements.

European Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	483,737	1,208,160
Realized Net Gain (Loss)	(2,824,881)	3,003,134
Change in Unrealized Appreciation (Depreciation)	3,907,244	(20,976,281)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,566,100	(16,764,987)
Distributions
Net Investment Income
Investor Shares	(708,975)	(743,072)
Admiral Shares	(100,154)	(87,518)
Signal Shares	(14,655)	(14,971)
Institutional Shares	(234,718)	(139,970)
ETF Shares	(124,097)	(97,010)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(1,182,599)	(1,082,541)
Capital Share Transactions
Investor Shares	(4,501,240)	(3,934,149)
Admiral Shares	(5,147)	12,041
Signal Shares	(10,851)	(29,856)
Institutional Shares	(2,518,693)	815,638
ETF Shares	405,547	225,574
Net Increase (Decrease) from Capital Share Transactions	(6,630,384)	(2,910,752)
Total Increase (Decrease)	(6,246,883)	(20,758,280)
Net Assets
Beginning of Period	17,298,129	38,056,409
End of Period[1]	11,051,246	17,298,129
1 Net Assets—End of Period includes undistributed net investment income of $378,916,000 and $1,073,239,000.

See accompanying Notes, which are an integral part of the Financial Statements.

European Stock Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.99	$43.43	$34.67	$27.00	$23.77
Investment Operations
Net Investment Income	1.008	1.372[1]	1.298[1]	.920	.670
Net Realized and Unrealized Gain (Loss)
on Investments	4.269	(21.597)	8.386	7.450	3.140
Total from Investment Operations	5.277	(20.225)	9.684	8.370	3.810
Distributions
Dividends from Net Investment Income	(1.497)	(1.215)	(.924)	(.700)	(.580)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.497)	(1.215)	(.924)	(.700)	(.580)
Net Asset Value, End of Period	$25.77	$21.99	$43.43	$34.67	$27.00

Total Return[2]	26.25%	–47.80%	28.49%	31.63%	16.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,789	$10,534	$26,188	$16,850	$10,759
Ratio of Total Expenses to
Average Net Assets	0.27%	0.22%	0.22%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	3.80%	3.82%	3.35%	3.35%	2.84%
Portfolio Turnover Rate[3]	18%	15%	9%	6%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months or the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

European Stock Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$51.71	$102.09	$81.50	$63.44	$55.84
Investment Operations
Net Investment Income	2.448	3.177[1]	3.140[1]	2.230	1.611
Net Realized and Unrealized Gain (Loss)
on Investments	9.968	(50.618)	19.692	17.510	7.396
Total from Investment Operations	12.416	(47.441)	22.832	19.740	9.007
Distributions
Dividends from Net Investment Income	(3.616)	(2.939)	(2.242)	(1.680)	(1.407)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.616)	(2.939)	(2.242)	(1.680)	(1.407)
Net Asset Value, End of Period	$60.51	$51.71	$102.09	$81.50	$63.44

Total Return[2]	26.33%	–47.74%	28.59%	31.77%	16.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,700	$1,472	$2,955	$2,175	$1,360
Ratio of Total Expenses to
Average Net Assets	0.16%	0.12%	0.12%	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.91%	3.92%	3.45%	3.45%	2.93%
Portfolio Turnover Rate[3]	18%	15%	9%	6%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

European Stock Index Fund

Financial Highlights

Signal Shares
				Oct. 6,
				2006[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$20.01	$39.50	$31.51	$30.41
Investment Operations
Net Investment Income	.947	1.255[2]	1.151[2]	.010[2]
Net Realized and Unrealized Gain (Loss) on Investments	3.860	(19.616)	7.681	1.090
Total from Investment Operations	4.807	(18.361)	8.832	1.100
Distributions
Dividends from Net Investment Income	(1.397)	(1.129)	(.842)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.397)	(1.129)	(.842)	—
Net Asset Value, End of Period	$23.42	$20.01	$39.50	$31.51

Total Return[3]	26.34%	–47.74%	28.59%	3.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$245	$223	$502	$12
Ratio of Total Expenses to Average Net Assets	0.16%	0.12%	0.12%	0.17%[4]
Ratio of Net Investment Income to Average Net Assets	3.91%	3.92%	3.45%	3.45%[4]
Portfolio Turnover Rate[5]	18%	15%	9%	6%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

European Stock Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$22.04	$43.51	$34.74	$27.05	$23.80
Investment Operations
Net Investment Income	1.036	1.315[1]	1.350[1]	.978	.721
Net Realized and Unrealized Gain (Loss)
on Investments	4.277	(21.524)	8.390	7.450	3.140
Total from Investment Operations	5.313	(20.209)	9.740	8.428	3.861
Distributions
Dividends from Net Investment Income	(1.553)	(1.261)	(.970)	(.738)	(.611)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.553)	(1.261)	(.970)	(.738)	(.611)
Net Asset Value, End of Period	$25.80	$22.04	$43.51	$34.74	$27.05

Total Return[2]	26.45%	–47.72%	28.63%	31.83%	16.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$853	$3,316	$5,263	$3,113	$1,827
Ratio of Total Expenses to
Average Net Assets	0.12%	0.09%	0.09%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.95%	3.95%	3.48%	3.50%	2.99%
Portfolio Turnover Rate[3]	18%	15%	9%	6%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee on redemptions of shares held for less than two months.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

European Stock Index Fund

Financial Highlights

ETF Shares
					March 4,
					2005[1] to
		Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$41.37	$81.66	$65.21	$50.80	$50.96
Investment Operations
Net Investment Income	1.964	2.530[2]	2.576[2]	1.800	1.040
Net Realized and Unrealized Gain (Loss)
on Investments	7.977	(40.464)	15.683	13.990	(1.200)
Total from Investment Operations	9.941	(37.934)	18.259	15.790	(.160)
Distributions
Dividends from Net Investment Income	(2.901)	(2.356)	(1.809)	(1.380)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.901)	(2.356)	(1.809)	(1.380)	—
Net Asset Value, End of Period	$48.41	$41.37	$81.66	$65.21	$50.80

Total Return	26.33%	–47.73%	28.60%	31.75%	–0.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,464	$1,754	$3,148	$1,205	$178
Ratio of Total Expenses to Average Net Assets	0.16%	0.11%	0.12%	0.18%	0.18%[3]
Ratio of Net Investment Income to
Average Net Assets	3.91%	3.93%	3.45%	3.44%	2.93%[3]
Portfolio Turnover Rate[4]	18%	15%	9%	6%	5%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

European Stock Index Fund

Notes to Financial Statements

Vanguard European Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when

European Stock Index Fund

futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

European Stock Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $2,310,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.92% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, custodian fee offset arrangements reduced the fund’s expenses by $169,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	61,703	10,845,742	800
Temporary Cash Investments	318,104	13,995	—
Futures Contracts—Liabilities[1]	(2,927)	—	—
Forward Currency Contracts—Assets	624	—	—
Total	377,504	10,859,737	800
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2009:

Investments in
Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2008	—
Transfers into Level 3	708
Change in Unrealized Appreciation (Depreciation)	92
Balance as of October 31, 2009	800

European Stock Index Fund

E. At October 31, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	624	624
Liabilities	(2,927)	—	(2,927)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2009, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(4,807)	—	(4,807)
Forward Currency Contracts	—	(1,072)	(1,072)
Realized Net Gain (Loss) on Derivatives	(4,807)	(1,072)	(5,879)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	9,698	—	9,698
Forward Currency Contracts	—	10,702	10,702
Change in Unrealized Appreciation (Depreciation) on Derivatives	9,698	10,702	20,400

At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	December 2009	1,515	60,934	(3,586)
FTSE 100 Index	December 2009	510	42,041	(1,163)

At October 31, 2009, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/23/09	EUR	43,729	USD	64,509	131
12/23/09	GBP	26,210	USD	43,191	493
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

European Stock Index Fund

The fund had net unrealized foreign currency gains of $1,658,000 resulting from the translation of other assets and liabilities at October 31, 2009.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2009, the fund realized net foreign currency gains of $2,514,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $4,496,000 on the fund’s passive foreign investment company holdings at October 31, 2008, has been distributed and is reflected in the balance of undistributed net investment income. During the year ended October 31, 2009, the fund realized gains on the sale of passive foreign investment companies of $2,025,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2009, was $3,089,000.

During the year ended October 31, 2009, the fund realized $1,505,062,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2009, the fund had $407,810,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,880,835,000 to offset future net capital gains of $13,739,000 through October 31, 2011, $357,042,000 through October 31, 2016, and $1,510,054,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $14,910,831,000. Net unrealized depreciation of investment securities for tax purposes was $3,670,487,000, consisting of unrealized gains of $322,066,000 on securities that had risen in value since their purchase and $3,992,553,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2009, the fund purchased $2,771,676,000 of investment securities and sold $10,117,810,000 of investment securities, other than temporary cash investments.

European Stock Index Fund

H. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,139,617	59,184	4,845,905	141,072
Issued in Lieu of Cash Distributions	700,467	36,181	735,566	18,702
Redeemed[1]	(6,341,324)	(349,683)	(9,515,620)	(283,778)
Net Increase (Decrease)—Investor Shares	(4,501,240)	(254,318)	(3,934,149)	(124,004)
Admiral Shares
Issued	197,387	3,957	414,328	4,886
Issued in Lieu of Cash Distributions	81,700	1,798	73,521	796
Redeemed[1]	(284,234)	(6,122)	(475,808)	(6,157)
Net Increase (Decrease)—Admiral Shares	(5,147)	(367)	12,041	(475)
Signal Shares
Issued	71,159	3,811	155,336	4,630
Issued in Lieu of Cash Distributions	11,893	677	11,877	332
Redeemed[1]	(93,903)	(5,161)	(197,069)	(6,553)
Net Increase (Decrease)—Signal Shares	(10,851)	(673)	(29,856)	(1,591)
Institutional Shares
Issued	891,860	44,118	2,001,811	62,248
Issued in Lieu of Cash Distributions	221,985	11,472	129,816	3,297
Redeemed[1]	(3,632,538)	(172,962)	(1,315,989)	(36,071)
Net Increase (Decrease)—Institutional Shares	(2,518,693)	(117,372)	815,638	29,474
ETF Shares
Issued	503,833	10,810	454,883	7,234
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(98,286)	(2,300)	(229,309)	(3,400)
Net Increase (Decrease)—ETF Shares	405,547	8,510	225,574	3,834
1 Net of redemption fees for fiscal 2009 and 2008 of $633,000 and $1,724,000, respectively (fund totals).

I. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 15, 2009, for potential recognition or disclosure in these financial statements.

Pacific Stock Index Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	499	494	1,806
Turnover Rate	8%	—	—
Expense Ratio[3]		—	—
Investor Shares	0.29%
Admiral Shares	0.18%
Signal Shares	0.18%
Institutional Shares	0.13%
ETF Shares	0.18%
Short-Term Reserves[4]	–0.2%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	14.5%	14.5%	8.3%
Consumer Staples	6.3	6.2	8.6
Energy	2.6	2.6	11.2
Financials	28.5	28.6	26.6
Health Care	4.6	4.5	6.4
Industrials	14.7	14.7	9.8
Information Technology	8.9	8.9	6.5
Materials	11.5	11.6	11.2
Telecommunication
Services	3.5	3.5	6.4
Utilities	4.9	4.9	5.0

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.95	0.89
Beta	1.00	0.82

Ten Largest Holdings[6] (% of total net assets)
BHP Billiton Ltd.	diversified metals
	and mining	3.4%
Toyota Motor Corp.	automobile
	manufacturers	3.4
Commonwealth
Bank of Australia	diversified banks	2.2
Westpac Banking Corp.	diversified banks	2.1
Honda Motor Co. Ltd.	automobile
	manufacturers	1.6
National Australia
Bank Ltd.	diversified banks	1.6
Mitsubishi UFJ
Financial Group Inc.	diversified banks	1.5
Australia & New Zealand
Banking Group Ltd.	diversified banks	1.5
Canon Inc.	office electronics	1.2
Woolworths Ltd.	food retail	1.0
Top Ten		19.5%

Market Diversification (% of equity exposure)
		Target
	Fund	Index[1]
Japan	63.6%	63.6%
Australia	24.8	24.8
Hong Kong	7.2	7.2
Singapore	4.1	4.1
Other Pacific Markets	0.3	0.3

1 MSCI Pacific Index.
2 MSCI All Country World Index ex USA.
3 The expense ratios shown are from the prospectuses dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the expense ratios were 0.27% for
Investor Shares, 0.16% for Admiral Shares, 0.16% for Signal Shares, 0.12% for Institutional Shares, and 0.16% for ETF Shares.
4 The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Pacific Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $10,000
	One Year	Five Years	Ten Years	Investment
Pacific Stock Index Fund Investor Shares[1]	23.23%	4.12%	0.08%	$10,080
MSCI All Country World Index ex USA	34.79	7.58	3.95	14,733
MSCI Pacific Index	28.32	4.52	0.42	10,424
Japan/Pacific Region Funds Average[2]	22.47	1.12	–2.46	7,794

				Final Value of
			Since	a $100,000
	One Year	Five Years	Inception[3]	Investment
Pacific Stock Index Fund Admiral Shares[1]	23.38%	4.24%	4.50%	$143,575
MSCI All Country World Index ex USA	34.79	7.58	7.46	180,584
MSCI Pacific Index	28.32	4.52	4.79	146,905

				Final Value of
			Since	a $10,000,000
	One Year		Inception[3]	Investment
Pacific Stock Index Fund Signal Shares[1]	23.38%		–11.33%	$7,486,007
MSCI All Country World Index ex USA	34.79		–10.56	7,643,407
MSCI Pacific Index	28.32		–10.78	7,598,170

1 Total returns do not reflect the 0.50% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for the Investor Shares, the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
3 Performance for the fund and its comparative standards is calculated since the following inception dates: August 13, 2001, for the Admiral Shares and June 4, 2007, for the Signal Shares.

Pacific Stock Index Fund

				Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[1]	Investment
Pacific Stock Index Fund Institutional Shares[2]	23.46%	4.29%	0.09%	$5,041,212
MSCI All Country World Index ex USA	34.79	7.58	3.17	6,716,547
MSCI Pacific Index	28.32	4.52	0.30	5,143,491

				Final Value of
			Since	a $10,000
	One Year		Inception[1]	Investment
Pacific Stock Index Fund ETF Shares
Net Asset Value[3]	23.38%		1.87%	$10,902
MSCI All Country World Index ex USA	34.79		4.65	12,357
MSCI Pacific Index	28.32		2.24	11,089

Cumulative Returns: ETF Shares, March 4, 2005–October 31, 2009
				Since
			One Year	Inception[1]
Pacific Stock Index Fund ETF Shares Market Price			22.09%	8.21%
Pacific Stock Index Fund ETF Shares Net Asset Value			23.38	9.02
MSCI Pacific Index			28.32	10.89

1 Performance for the fund and its comparative standards is calculated since the following inception dates: May 15, 2000, for the Institutional Shares and March 4, 2005, for the ETF Shares.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Pacific Stock Index Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Pacific Stock Index Fund
Investor Shares[1]	6/18/1990	3.49%	5.33%	0.76%
Admiral Shares[1]	8/13/2001	3.65	5.44	4.91[2]
Signal Shares[1]	6/4/2007	3.65	–10.63[2]	—
Institutional Shares[1]	5/15/2000	3.73	5.48	0.39[2]
ETF Shares	3/4/2005
Market Price		3.15	2.48[2]	—
Net Asset Value		3.65	2.54[2]	—

1 Total returns do not reflect the 0.50% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for the Investor Shares, the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Returns since inception.
Note: See Financial Highlights tables for dividend and capital gains information.

Pacific Stock Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Australia (24.6%)
	BHP Billiton Ltd.	5,859,406	192,169
	Commonwealth Bank
	of Australia	2,651,756	122,541
	Westpac Banking Corp.	5,082,799	118,798
	National Australia
	Bank Ltd.	3,349,122	88,489
	Australia & New Zealand
	Banking Group Ltd.	4,070,843	83,029
	Woolworths Ltd.	2,145,633	54,919
	Wesfarmers Ltd.	1,754,824	43,789
	Rio Tinto Ltd.	760,502	42,155
	Westfield Group	3,577,175	38,755
	Woodside Petroleum Ltd.	866,794	36,358
	QBE Insurance Group Ltd.	1,750,355	35,250
	CSL Ltd.	1,053,603	29,583
	Newcrest Mining Ltd.	844,244	24,268
^	Macquarie Group Ltd.	530,511	23,234
	Telstra Corp. Ltd.	7,693,426	22,862
	Origin Energy Ltd.	1,524,585	21,861
	Santos Ltd.	1,433,246	19,105
	AMP Ltd.	3,517,199	18,532
	Suncorp-Metway Ltd.	2,196,845	17,183
	Foster’s Group Ltd.	3,365,767	16,507
	Brambles Ltd.	2,448,129	15,434
	Orica Ltd.	628,535	13,333
	Stockland	3,994,506	13,269
	Insurance Australia
	Group Ltd.	3,621,843	12,184
	Amcor Ltd.	2,125,211	10,944
	AGL Energy Ltd.	778,663	9,652
	Coca-Cola Amatil Ltd.	970,444	9,226
	ASX Ltd.	298,134	8,988
	Toll Holdings Ltd.	1,153,672	8,745
	BlueScope Steel Ltd.	3,186,454	8,445
^	Leighton Holdings Ltd.	259,555	8,242
	Transurban Group	2,009,381	8,153
	Sonic Healthcare Ltd.	635,020	7,928
	GPT Group	14,937,807	7,623

			Market
			Value•
		Shares	($000)
	Computershare Ltd.	778,265	7,556
*	Fortescue Metals
	Group Ltd.	2,160,708	7,235
	TABCORP Holdings Ltd.	1,052,179	6,712
	AXA Asia Pacific
	Holdings Ltd.	1,772,990	6,637
	Wesfarmers Ltd.
	Price Protected Shares	264,579	6,629
	WorleyParsons Ltd.	285,549	6,588
	Incitec Pivot Ltd.	2,783,678	6,493
*	Asciano Group	4,699,989	6,293
	Lend Lease Corp. Ltd.	758,851	6,290
	OneSteel Ltd.	2,309,004	6,269
*	Alumina Ltd.	4,245,631	6,230
	Crown Ltd.	853,033	6,209
	Dexus Property Group	8,188,593	5,785
	Mirvac Group	4,409,000	5,773
*	OZ Minerals Ltd.	5,488,814	5,739
	Cochlear Ltd.	97,928	5,612
	Goodman Group	10,453,716	5,605
	Metcash Ltd.	1,326,873	5,579
	Boral Ltd.	1,035,318	5,281
^	Fairfax Media Ltd.	3,685,258	5,223
	CFS Retail Property Trust	3,014,636	5,180
	Macquarie
	Infrastructure Group	3,946,238	5,050
	Bendigo and
	Adelaide Bank Ltd.	610,406	4,947
	Qantas Airways Ltd.	1,937,403	4,817
*	James Hardie
	Industries NV	756,226	4,793
	Tatts Group Ltd.	2,094,044	4,637
	Sims Metal
	Management Ltd. ADR	235,750	4,168
^,*	Paladin Energy Ltd.	1,126,395	4,075
*	Arrow Energy Ltd.	1,011,387	3,655
	CSR Ltd.	2,129,573	3,622
	Harvey Norman
	Holdings Ltd.	939,554	3,329
	Goodman Fielder Ltd.	2,246,416	3,222
	Billabong International Ltd.	344,769	3,190

Pacific Stock Index Fund

			Market
			Value•
		Shares	($000)
	Macquarie Airports	1,200,090	3,053
	Nufarm Ltd.	298,228	3,048
	Aristocrat Leisure Ltd.	680,835	2,718
	Energy Resources of
	Australia Ltd.	115,992	2,396
	Perpetual Ltd.	66,723	2,223
*	Caltex Australia Ltd.	232,911	2,112
	SP AusNet	2,371,254	1,863
	Sims Metal
	Management Ltd.	19,064	336
*	CSR, Ltd. Rights
	Exp. 11/9/09	373,868	81
			1,387,806
Hong Kong (7.2%)
	Sun Hung Kai
	Properties Ltd.	2,461,781	37,297
	Hong Kong Exchanges
	and Clearing Ltd.	1,783,146	31,388
	Cheung Kong
	Holdings Ltd.	2,428,208	30,817
	Hutchison Whampoa Ltd.	3,719,599	26,108
	CLP Holdings Ltd.	3,567,547	23,910
	Hang Seng Bank Ltd.	1,334,769	18,856
	Hong Kong & China
	Gas Co. Ltd.	6,905,430	16,614
	Swire Pacific Ltd.	1,342,727	16,363
	Li & Fung Ltd.	3,928,681	16,339
	BOC Hong Kong
	Holdings Ltd.	6,453,992	14,856
	Hang Lung Properties Ltd.	3,630,242	13,719
	Henderson Land
	Development Co. Ltd.	1,870,034	13,221
	Esprit Holdings Ltd.	1,958,129	13,035
	Wharf Holdings Ltd.	2,411,792	13,031
	Hongkong Electric
	Holdings Ltd.	2,418,165	12,932
	New World
	Development Ltd.	4,361,545	9,388
	Bank of East Asia Ltd.	2,557,422	8,971
	MTR Corp.	2,479,603	8,782
	Link REIT	3,775,476	8,502
	Hang Lung Group Ltd.	1,403,181	7,034
	Kerry Properties Ltd.	1,238,040	6,903
	Sino Land Co. Ltd.	2,962,114	5,634
	Wheelock & Co. Ltd.	1,594,647	5,123
	Shangri-La Asia Ltd.	2,272,085	4,370
*	Cathay Pacific
	Airways Ltd.	2,043,220	3,311
	Hysan Development
	Co. Ltd.	1,106,187	3,267
*	Foxconn International
	Holdings Ltd.	3,684,816	3,236
	Yue Yuen Industrial
	Holdings Ltd.	1,146,717	3,195
	Hopewell Holdings Ltd.	997,323	3,138
	Wing Hang Bank Ltd.	307,893	2,987

			Market
			Value•
		Shares	($000)
	Cheung Kong Infrastructure
	Holdings Ltd.	786,854	2,798
	NWS Holdings Ltd.	1,472,015	2,795
	ASM Pacific
	Technology Ltd.	347,241	2,700
	Television Broadcasts Ltd.	485,897	2,296
^,*	Mongolia Energy Co. Ltd.	5,273,219	2,216
	Chinese Estates
	Holdings Ltd.	1,217,357	2,087
^	Orient Overseas
	International Ltd.	389,065	1,898
	Lifestyle International
	Holdings Ltd.	1,052,544	1,692
	PCCW Ltd.	6,472,653	1,590
	Hong Kong Aircraft
	Engineerg Co. Ltd.	118,885	1,404
			403,803
Japan (63.3%)
	Toyota Motor Corp.	4,815,883	190,116
	Honda Motor Co. Ltd.	2,882,854	89,042
	Mitsubishi UFJ Financial
	Group Inc.	16,269,341	86,657
	Canon Inc.	1,862,859	70,235
	Sumitomo Mitsui
	Financial Group Inc.	1,585,242	53,883
	Takeda
	Pharmaceutical Co. Ltd.	1,308,817	52,344
	Tokyo Electric
	Power Co. Inc.	2,125,564	52,249
	Sony Corp.	1,753,829	51,788
	Mitsubishi Corp.	2,368,772	50,219
	Panasonic Corp.	3,426,611	48,367
	Nomura Holdings Inc.	6,226,254	43,884
	Nintendo Co. Ltd.	172,961	43,383
	Mizuho Financial
	Group Inc.	21,973,328	43,341
	Mitsui & Co. Ltd.	3,026,880	39,752
	Toshiba Corp.	6,848,214	39,140
	NTT DoCoMo Inc.	26,855	38,947
	Shin-Etsu
	Chemical Co. Ltd.	716,481	37,996
	East Japan Railway Co.	592,937	37,971
	Nippon Telegraph &
	Telephone Corp.	906,723	37,414
	Nippon Steel Corp.	8,912,270	34,001
	Tokio Marine
	Holdings Inc.	1,264,488	32,333
	Komatsu Ltd.	1,656,578	32,295
	Nissan Motor Co. Ltd.	4,341,532	31,416
	Mitsubishi
	Estate Co. Ltd.	2,063,005	31,162
	Softbank Corp.	1,320,431	31,114
	Seven & I
	Holdings Co. Ltd.	1,344,979	29,445
	Astellas Pharma Inc.	791,068	29,130

Pacific Stock Index Fund

		Market
		Value•
	Shares	($000)
Kansai Electric
Power Co. Inc.	1,332,965	28,801
JFE Holdings Inc.	856,526	27,901
Fanuc Ltd.	334,539	27,787
KDDI Corp.	5,089	27,010
Chubu Electric
Power Co. Inc.	1,156,333	25,816
Mitsubishi Electric Corp.	3,373,896	25,665
FUJIFILM Holdings Corp.	854,094	24,281
Kirin Holdings Co. Ltd.	1,460,261	23,836
Kyocera Corp.	283,344	23,768
Mitsui Fudosan Co. Ltd.	1,461,322	23,644
Denso Corp.	849,340	23,207
Daiichi Sankyo Co. Ltd.	1,176,704	22,988
Japan Tobacco Inc.	7,848	22,018
Kao Corp.	942,097	20,984
Fujitsu Ltd.	3,256,530	19,177
Sumitomo Corp.	1,962,507	19,051
Hitachi Ltd.	5,872,449	18,961
Mitsubishi Heavy
Industries Ltd.	5,303,617	18,754
Sharp Corp.	1,744,523	18,613
Murata
Manufacturing Co. Ltd.	372,767	18,188
Bridgestone Corp.	1,065,232	17,566
Central Japan Railway Co.	2,625	17,488
Mitsui Sumitomo
Insurance Group
Holdings Inc.	735,819	17,128
Secom Co. Ltd.	365,492	17,053
Tokyo Electron Ltd.	299,385	16,842
ITOCHU Corp.	2,628,527	16,614
Nidec Corp.	189,631	16,011
Sumitomo Electric
Industries Ltd.	1,315,991	15,969
Tokyo Gas Co. Ltd.	4,030,233	15,966
Ricoh Co. Ltd.	1,173,880	15,953
Hoya Corp.	721,365	15,875
Eisai Co. Ltd.	440,695	15,649
Terumo Corp.	294,206	15,485
Tohoku Electric
Power Co. Inc.	746,705	15,334
Sumitomo Metal
Industries Ltd.	5,865,423	14,985
Suzuki Motor Corp.	616,274	14,911
Daiwa Securities
Group Inc.	2,827,398	14,882
Kubota Corp.	1,905,452	14,807
Asahi Glass Co. Ltd.	1,754,824	14,784
Sumitomo Metal
Mining Co. Ltd.	912,122	14,425
Keyence Corp.	72,379	14,369
Marubeni Corp.	2,877,703	14,238
Daikin Industries Ltd.	409,040	13,865
Fast Retailing Co. Ltd.	83,021	13,665

			Market
			Value•
		Shares	($000)
	Kyushu Electric
	Power Co. Inc.	660,851	13,493
	Toray Industries Inc.	2,331,172	13,280
	Sumitomo Trust &
	Banking Co. Ltd.	2,483,449	12,939
	Sumitomo Realty &
	Development Co. Ltd.	664,120	12,593
	Dai Nippon
	Printing Co. Ltd.	977,691	12,250
	Asahi Breweries Ltd.	676,611	11,962
	ORIX Corp.	183,070	11,825
	Olympus Corp.	378,487	11,814
	Inpex Holdings, Inc.	1,439	11,751
	TDK Corp.	203,584	11,705
	Mitsui OSK Lines Ltd.	2,000,308	11,615
	Osaka Gas Co. Ltd.	3,398,164	11,374
	Rohm Co. Ltd.	170,880	11,332
	Shionogi & Co. Ltd.	522,363	11,268
	Shiseido Co. Ltd.	609,192	11,122
	Asahi Kasei Corp.	2,206,989	10,936
	Ajinomoto Co. Inc.	1,164,475	10,929
	Sumitomo
	Chemical Co. Ltd.	2,738,177	10,910
	SMC Corp.	94,006	10,736
	Nippon Oil Corp.	2,176,708	10,726
	West Japan Railway Co.	2,966	10,511
	Shizuoka Bank Ltd.	1,055,162	10,484
	T&D Holdings Inc.	405,667	10,480
	Bank of Yokohama Ltd.	2,133,400	10,476
	Nikon Corp.	560,960	10,455
	Resona Holdings Inc.	848,529	10,103
	Kintetsu Corp.	2,832,138	10,072
	Yamato Holdings Co. Ltd.	678,714	10,012
	Aeon Co. Ltd.	1,117,395	9,967
	NGK Insulators Ltd.	440,978	9,891
	Chugoku Electric
	Power Co. Inc.	485,194	9,819
^,*	NEC Corp.	3,373,035	9,587
	Daiwa House
	Industry Co. Ltd.	887,530	9,482
^,*	Mitsubishi Motors Corp.	6,286,141	9,299
	Yamada Denki Co. Ltd.	151,439	9,228
	Sompo Japan
	Insurance Inc.	1,550,380	9,066
	Odakyu Electric
	Railway Co. Ltd.	1,095,915	8,927
	Hankyu Hanshin
	Holdings Inc.	1,996,467	8,894
	Shikoku Electric
	Power Co.	311,077	8,753
	Toppan Printing Co. Ltd.	976,764	8,730
	Nitto Denko Corp.	287,701	8,689
	Tokyu Corp.	1,983,850	8,670
	Rakuten Inc.	12,550	8,595
	Aisin Seiki Co. Ltd.	334,314	8,500
	Toyota Industries Corp.	312,835	8,473

Pacific Stock Index Fund

			Market
			Value•
		Shares	($000)
	Panasonic Electric
	Works Co. Ltd.	656,122	8,282
	Chiba Bank Ltd.	1,326,620	8,181
	Ibiden Co. Ltd.	223,569	8,004
	Kobe Steel Ltd.	4,331,025	7,871
	Mitsubishi Chemical
	Holdings Corp.	2,104,554	7,815
	Konica Minolta
	Holdings Inc.	831,468	7,811
	Tobu Railway Co. Ltd.	1,421,988	7,777
	Yahoo! Japan Corp.	25,322	7,761
	Sekisui House Ltd.	883,917	7,644
	Chugai Pharmaceutical
	Co. Ltd.	389,924	7,628
	Hokuriku Electric
	Power Co.	327,091	7,457
	Nippon Building
	Fund Inc. Class A	898	7,361
^,*	Sanyo Electric Co. Ltd.	2,932,914	7,270
	Electric Power
	Development Co. Ltd.	232,834	7,179
	Nippon Yusen KK	1,930,747	7,127
	JS Group Corp.	434,639	7,094
	Ono Pharmaceutical
	Co. Ltd.	147,450	7,001
	JGC Corp.	361,396	6,908
	Unicharm Corp.	72,028	6,903
	Nippon Mining
	Holdings Inc.	1,539,382	6,868
	Nippon Electric
	Glass Co. Ltd.	609,006	6,558
	Makita Corp.	195,861	6,491
	OJI Paper Co. Ltd.	1,487,340	6,473
	Japan Steel Works Ltd.	584,632	6,448
	NTT Data Corp.	2,205	6,345
	Trend Micro Inc.	183,156	6,339
	Keio Corp.	1,006,085	6,335
	Dentsu Inc.	291,322	6,241
	Chuo Mitsui Trust
	Holdings Inc.	1,707,996	6,237
	Kuraray Co. Ltd.	602,465	6,219
	Nipponkoa Insurance
	Co. Ltd.	1,136,234	6,186
	Advantest Corp.	279,027	6,163
	Japan Real Estate
	Investment Corp.
	Class A	772	6,160
	Kawasaki Heavy
	Industries Ltd.	2,460,339	6,148
	JSR Corp.	313,851	6,121
	Keihin Electric Express
	Railway Co. Ltd.	767,193	6,107
	Hokkaido Electric
	Power Co. Inc.	317,131	6,106
	Nippon Express Co. Ltd.	1,481,712	6,067

			Market
			Value•
		Shares	($000)
	Kurita Water
	Industries Ltd.	196,218	6,001
	Omron Corp.	354,655	5,972
	Oriental Land Co. Ltd.	87,202	5,911
	Isetan Mitsukoshi
	Holdings Ltd.	611,091	5,857
	Mazda Motor Corp.	2,579,482	5,822
	Benesse Corp.	131,029	5,777
	Daito Trust
	Construction Co. Ltd.	138,569	5,760
^,*	GS Yuasa Corp.	641,998	5,530
	Taiyo Nippon Sanso Corp.	491,193	5,455
	Hirose Electric Co. Ltd.	52,522	5,414
	Sankyo Co. Ltd.	93,820	5,359
	SBI Holdings Inc.	29,115	5,350
	Toyota Tsusho Corp.	368,651	5,271
	Nitori Co. Ltd.	64,252	5,225
	Kyowa Hakko Kirin Co. Ltd.	451,854	5,223
	Lawson Inc.	113,634	5,080
	Joyo Bank Ltd.	1,147,017	5,046
	Mitsubishi Tanabe
	Pharma Corp.	391,608	5,000
	Mitsubishi
	Materials Corp.	1,888,805	4,981
*	MEIJI Holdings Co. Ltd.	121,504	4,949
	Bank of Kyoto Ltd.	544,188	4,938
	Fukuoka Financial
	Group Inc.	1,345,418	4,919
	Stanley Electric Co. Ltd.	245,555	4,808
	Teijin Ltd.	1,631,481	4,795
	Hokuhoku Financial
	Group Inc.	2,197,083	4,761
	NSK Ltd.	815,240	4,736
	Showa Denko KK	2,402,976	4,625
	Sega Sammy Holdings Inc.	320,498	4,551
	Sumitomo Heavy
	Industries Ltd.	1,000,274	4,538
	Sekisui Chemical Co. Ltd.	749,896	4,536
	Shimano Inc.	117,920	4,509
	Ube Industries Ltd.	1,746,684	4,501
	Brother Industries Ltd.	394,593	4,493
	TonenGeneral Sekiyu KK	492,300	4,493
	Yamaha Motor Co. Ltd.	375,421	4,471
	Santen Pharmaceutical
	Co. Ltd.	128,738	4,417
	Toyo Seikan Kaisha Ltd.	262,438	4,409
^	Hitachi Construction
	Machinery Co. Ltd.	188,538	4,394
*	IHI Corp.	2,300,195	4,387
	Nisshin Seifun Group Inc.	328,334	4,380
	Yakult Honsha Co. Ltd.	167,263	4,356
	Isuzu Motors Ltd.	2,059,729	4,355
	Sony Financial
	Holdings Inc.	1,514	4,345
	Suzuken Co. Ltd.	122,750	4,344

Pacific Stock Index Fund

			Market
			Value•
		Shares	($000)
	Nissin Foods
	Holdings Co., Ltd.	122,180	4,311
	Nippon Paper Group Inc.	162,203	4,304
	Obayashi Corp.	1,132,262	4,276
	Fuji Heavy Industries Ltd.	1,089,534	4,258
	Furukawa Electric Co. Ltd.	1,113,157	4,222
	Hachijuni Bank Ltd.	700,180	4,142
	Toho Gas Co. Ltd.	794,831	4,122
	Chugoku Bank Ltd.	303,088	4,093
	Taisho Pharmaceutical
	Co. Ltd.	223,761	4,078
*	Elpida Memory Inc.	308,109	4,025
	Toyo Suisan Kaisha Ltd.	153,498	4,017
	All Nippon
	Airways Co. Ltd.	1,427,688	3,983
^	J Front Retailing Co. Ltd.	839,113	3,977
	Shimizu Corp.	1,035,867	3,972
	Hisamitsu
	Pharmaceutical Co. Inc.	115,490	3,970
	Sojitz Corp.	2,139,078	3,949
	Kawasaki Kisen
	Kaisha Ltd.	1,063,270	3,874
	Sumco Corp.	202,145	3,858
	Jupiter
	Telecommunications
	Co. Ltd.	4,212	3,850
	Nomura Research
	Institute Ltd.	175,560	3,796
	Iyo Bank Ltd.	420,864	3,795
	Aioi Insurance Co. Ltd.	854,696	3,763
	Seiko Epson Corp.	241,594	3,735
	Nippon Meat Packers Inc.	318,426	3,733
	Shimamura Co. Ltd.	38,077	3,640
	THK Co. Ltd.	210,616	3,639
	Amada Co. Ltd.	590,398	3,612
	Hitachi Chemical Co. Ltd.	181,457	3,602
	Yamaguchi Financial
	Group Inc.	376,052	3,593
	Tsumura & Co.	104,313	3,590
	Mediceo Paltac
	Holdings Co. Ltd.	256,208	3,578
	Gunma Bank Ltd.	685,254	3,570
	Mitsui Chemicals Inc.	1,033,812	3,550
	JTEKT Corp.	334,317	3,532
	Namco Bandai
	Holdings Inc.	345,164	3,529
	Takashimaya Co. Ltd.	517,981	3,492
	Kikkoman Corp.	299,537	3,467
	77 Bank Ltd.	600,424	3,455
	Kajima Corp.	1,468,173	3,437
	Mizuho Securities Co. Ltd.	992,149	3,424
	Daihatsu Motor Co. Ltd.	333,646	3,413
	Kamigumi Co. Ltd.	453,548	3,407
	Yaskawa Electric Corp.	428,873	3,374
	Kaneka Corp.	517,582	3,370
	Taisei Corp.	1,712,639	3,361

			Market
			Value•
		Shares	($000)
	Mitsui Engineering &
	Shipbuilding Co. Ltd.	1,291,352	3,344
	Suruga Bank Ltd.	369,422	3,338
	Hiroshima Bank Ltd.	867,205	3,328
	Nippon Sheet
	Glass Co. Ltd.	1,106,696	3,261
	Toyoda Gosei Co. Ltd.	116,075	3,254
	Showa Shell Sekiyu KK	328,485	3,235
	NGK Spark Plug Co. Ltd.	284,963	3,230
	Yokogawa Electric Corp.	398,114	3,227
	Kansai Paint Co. Ltd.	377,664	3,196
	Nissan Chemical
	Industries Ltd.	246,840	3,181
	Tokyu Land Corp.	788,540	3,180
	Tokuyama Corp.	503,282	3,162
	Ushio Inc.	198,275	3,117
	NTN Corp.	824,901	3,115
	Denki Kagaku Kogyo KK	847,643	3,110
	Mitsubishi UFJ Lease &
	Finance Co. Ltd.	104,039	3,099
	Mitsubishi Gas
	Chemical Co. Inc.	669,093	3,086
	Credit Saison Co. Ltd.	275,012	3,074
	FamilyMart Co. Ltd.	102,322	3,048
	Nomura Real Estate
	Office Fund Inc. Class A	492	3,040
	Mitsubishi Rayon Co. Ltd.	879,746	3,039
^	Casio Computer Co. Ltd.	413,522	3,034
	Aeon Mall Co. Ltd.	144,420	3,026
	Shimadzu Corp.	435,941	3,019
	Konami Corp.	165,575	3,013
	Dainippon Sumitomo
	Pharma Co. Ltd.	287,447	2,988
	Rinnai Corp.	67,436	2,963
	Toho Co. Ltd.	196,274	2,950
^	Oracle Corp. Japan	66,487	2,930
	Nishi-Nippon City
	Bank Ltd.	1,179,688	2,918
	Mitsumi Electric Co. Ltd.	144,066	2,906
	Idemitsu Kosan Co. Ltd.	39,021	2,862
	Daicel Chemical
	Industries Ltd.	468,140	2,827
	Yamaha Corp.	273,426	2,825
	Square Enix
	Holdings Co., Ltd.	113,475	2,825
	Hitachi Metals Ltd.	295,331	2,818
	Sumitomo Rubber
	Industries Ltd.	305,645	2,818
	Japan Retail Fund
	Investment Corp. Class A	598	2,811
	Citizen Holdings Co. Ltd.	497,327	2,798
	Alfresa Holdings Corp.	64,279	2,779
	Cosmo Oil Co. Ltd.	1,055,406	2,772
^	TOTO Ltd.	463,738	2,748
	Keisei Electric
	Railway Co. Ltd.	477,950	2,687

Pacific Stock Index Fund

			Market
			Value•
		Shares	($000)
	Yamazaki Baking Co. Ltd.	217,113	2,664
	Dowa Holdings Co., Ltd.	452,845	2,644
	Nomura Real Estate
	Holdings Inc.	164,117	2,613
	Minebea Co. Ltd.	622,016	2,607
	NOK Corp.	193,842	2,572
*	Mitsui Mining &
	Smelting Co. Ltd.	997,223	2,570
*	Mizuho Trust &
	Banking Co. Ltd.	2,692,452	2,566
	Asics Corp.	286,772	2,556
	Japan Petroleum
	Exploration Co.	51,141	2,553
	Tokyo Tatemono Co. Ltd.	507,732	2,421
	Mabuchi Motor Co. Ltd.	50,433	2,413
	Toyota Boshoku Corp.	115,385	2,406
^	Sapporo Holdings Ltd.	458,117	2,392
	UNY Co. Ltd.	320,400	2,380
	Seven Bank Ltd.	972	2,375
*	McDonald’s Holdings Co.
	Japan Ltd.	117,399	2,373
	Tosoh Corp.	881,152	2,369
	USS Co. Ltd.	39,121	2,367
	Tokyo Steel
	Manufacturing Co. Ltd.	177,801	2,329
	Yamato Kogyo Co. Ltd.	76,252	2,288
	Nisshinbo Holdings Inc.	231,166	2,272
	Marui Group Co. Ltd.	388,687	2,233
	NHK Spring Co. Ltd.	285,269	2,227
	Mitsubishi Logistics Corp.	204,466	2,225
	Japan Prime Realty
	Investment Corp.
	Class A	991	2,158
^,*	Shinsei Bank Ltd.	1,613,892	2,105
^,*	Japan Airlines Corp.	1,611,136	2,087
	Obic Co. Ltd.	12,306	2,081
	Hakuhodo DY Holdings Inc.	40,517	2,035
	Hitachi High-Technologies
	Corp.	122,733	2,033
	Nisshin Steel Co. Ltd.	1,187,901	1,982
	Kinden Corp.	238,192	1,934
	Canon Marketing Japan Inc.	119,290	1,933
*	Senshu Ikeda Holdings Inc.	554,600	1,898
	Ito En Ltd.	112,254	1,888
	Coca-Cola West Co. Ltd.	99,071	1,840
	Sapporo Hokuyo
	Holdings Inc.	540,605	1,825
	Shinko Electric
	Industries Co. Ltd.	122,366	1,822
	Fuji Electric
	Holdings Co. Ltd.	971,927	1,806
	Taiheiyo Cement Corp.	1,467,576	1,704
	DIC Corp.	1,040,785	1,703
	Hino Motors Ltd.	453,656	1,677
^	Dena Co. Ltd.	483	1,670
	Daido Steel Co. Ltd.	485,706	1,653

			Market
			Value•
		Shares	($000)
	NTT Urban
	Development Corp.	2,052	1,648
*	Aozora Bank Ltd.	1,338,514	1,583
^	Matsui Securities Co. Ltd.	215,498	1,551
^	Jafco Co. Ltd.	56,561	1,521
	Otsuka Corp.	28,432	1,499
	Itochu Techno-
	Solutions Corp.	50,327	1,383
	Nissay Dowa General
	Insurance Co. Ltd.	311,266	1,382
	Aeon Credit Service Co. Ltd.	141,503	1,362
	Onward Holdings Co. Ltd.	218,519	1,357
	ABC-Mart Inc.	44,336	1,285
^	Maruichi Steel Tube Ltd.	66,680	1,244
	Fuji Media Holdings Inc.	841	1,236
	Leopalace21 Corp.	217,393	1,176
	Tokyo Broadcasting
	System Holdings Inc.	67,242	1,003
^	Acom Co. Ltd.	69,883	893
^	Hikari Tsushin Inc.	46,374	870
^	OSAKA Titanium
	Technologies Co.	32,761	868
^	Promise Co. Ltd.	130,296	828
*	Dowa Mining Co. Ltd.
	Rights Exp. 1/29/10	425,000	127
			3,563,175
New Zealand (0.3%)
	Fletcher Building Ltd.	1,052,394	6,216
	Telecom Corp. of
	New Zealand Ltd.	3,204,877	5,787
	Sky City Entertainment
	Group Ltd.	981,561	2,425
	Contact Energy Ltd.	523,571	2,332
	Auckland International
	Airport Ltd.	1,518,903	2,185
			18,945
Singapore (4.1%)
	Singapore
	Telecommunications
	Ltd.	13,911,220	28,848
	DBS Group Holdings Ltd.	2,984,727	27,333
	United Overseas
	Bank Ltd.	2,130,395	25,537
	Oversea-Chinese
	Banking Corp. Ltd.	4,371,869	23,560
	CapitaLand Ltd.	4,443,028	12,884
	Keppel Corp. Ltd.	2,229,123	12,811
	Wilmar International Ltd.	2,224,176	9,806
	Singapore Airlines Ltd.	928,290	8,902
	Singapore Exchange Ltd.	1,499,107	8,495
	Singapore Press
	Holdings Ltd.	2,765,084	7,572
*	Genting Singapore PLC	8,046,522	6,147
	City Developments Ltd.	866,551	6,071
	Singapore Technologies
	Engineering Ltd.	2,355,691	4,746

Pacific Stock Index Fund

			Market
			Value•
		Shares	($000)
	Fraser and Neave Ltd.	1,694,771	4,614
	CapitaMall Trust	3,887,977	4,367
	Noble Group Ltd.	2,372,741	4,336
	SembCorp Industries Ltd.	1,714,370	4,039
	Olam International Ltd.	2,072,126	3,978
	Jardine Cycle &
	Carriage Ltd.	217,229	3,568
	ComfortDelgro Corp. Ltd.	3,274,723	3,558
*	Golden Agri-
	Resources Ltd.	11,699,926	3,521
	SembCorp Marine Ltd.	1,436,414	3,504
	Ascendas Real Estate
	Investment Trust	2,614,826	3,399
	UOL Group Ltd.	901,345	2,150
	Neptune Orient Lines Ltd.	1,587,688	1,767
	StarHub Ltd.	1,079,945	1,446
	Cosco Corp.
	Singapore Ltd.	1,817,007	1,438
*	Golden Agri-Resources
	Ltd. Warrants Exp.
	7/23/12	699,582	58
			228,455
Total Common Stocks
(Cost $7,372,447)			5,602,184
Temporary Cash Investments (1.6%)[1]
Money Market Fund (1.5%)
2,3	Vanguard Market
	Liquidity Fund, 0.225%	86,082,132	86,082

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
4,5	Federal Home Loan
	Bank Discount Notes,
	0.275%, 2/19/10	4,000	3,999
Total Temporary Cash Investments
(Cost $90,079)			90,081
Total Investments (101.1%)
(Cost $7,462,526)			5,692,265

Market
Value•
($000)
Other Assets and Liabilities (–1.1%)
Other Assets	59,919
Liabilities[3]	(123,471)
(63,552)
Net Assets (100%)	5,628,713

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	8,411,407
Undistributed Net Investment Income	126,000
Accumulated Net Realized Losses	(1,138,246)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,770,261)
Futures Contracts	(259)
Foreign Currencies and
Forward Currency Contracts	72
Net Assets	5,628,713

Investor Shares—Net Assets
Applicable to 295,978,414 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,845,721
Net Asset Value Per Share—
Investor Shares	$9.61

Admiral Shares—Net Assets
Applicable to 13,486,989 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	849,073
Net Asset Value Per Share—
Admiral Shares	$62.95

Pacific Stock Index Fund

Amount
($000)
Signal Shares—Net Assets
Applicable to 7,269,799 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	158,983
Net Asset Value Per Share—
Signal Shares	$21.87

Institutional Shares—Net Assets
Applicable to 50,523,532 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	486,638
Net Asset Value Per Share—
Institutional Shares	$9.63

ETF Shares—Net Assets
Applicable to 25,302,255 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,288,298
Net Asset Value Per Share—
ETF Shares	$50.92

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $81,024,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 1.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $86,082,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $3,999,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Pacific Stock Index Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1]	176,360
Interest[2]	394
Security Lending	5,190
Total Income	181,944
Expenses
The Vanguard Group—Note B
Investment Advisory Services	345
Management and Administrative—Investor Shares	7,156
Management and Administrative—Admiral Shares	825
Management and Administrative—Signal Shares	151
Management and Administrative—Institutional Shares	606
Management and Administrative—ETF Shares	1,034
Marketing and Distribution—Investor Shares	1,409
Marketing and Distribution—Admiral Shares	179
Marketing and Distribution—Signal Shares	48
Marketing and Distribution—Institutional Shares	477
Marketing and Distribution—ETF Shares	388
Custodian Fees	1,155
Auditing Fees	36
Shareholders’ Reports and Proxies—Investor Shares	163
Shareholders’ Reports and Proxies—Admiral Shares	10
Shareholders’ Reports and Proxies—Signal Shares	2
Shareholders’ Reports and Proxies—Institutional Shares	2
Shareholders’ Reports and Proxies—ETF Shares	224
Trustees’ Fees and Expenses	13
Total Expenses	14,223
Expenses Paid Indirectly	(86)
Net Expenses	14,137
Net Investment Income	167,807
Realized Net Gain (Loss)
Investment Securities Sold	(1,022,718)
Futures Contracts	(23,661)
Foreign Currencies and Forward Currency Contracts	8,568
Realized Net Gain (Loss)	(1,037,811)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,863,207
Futures Contracts	25,173
Foreign Currencies and Forward Currency Contracts	(1,523)
Change in Unrealized Appreciation (Depreciation)	1,886,857
Net Increase (Decrease) in Net Assets Resulting from Operations	1,016,853

1 Dividends are net of foreign withholding taxes of $6,537,000.
2 Interest income from an affiliated company of the fund was $251,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Pacific Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	167,807	344,567
Realized Net Gain (Loss)	(1,037,811)	597,304
Change in Unrealized Appreciation (Depreciation)	1,886,857	(8,006,379)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,016,853	(7,064,508)
Distributions
Net Investment Income
Investor Shares	(90,208)	(247,822)
Admiral Shares	(13,868)	(29,349)
Signal Shares	(2,869)	(6,128)
Institutional Shares	(32,221)	(59,339)
ETF Shares	(22,623)	(34,784)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(161,789)	(377,422)
Capital Share Transactions
Investor Shares	(2,494,500)	(1,532,226)
Admiral Shares	(30,359)	34,355
Signal Shares	(17,973)	31,639
Institutional Shares	(1,316,524)	93,372
ETF Shares	(114,249)	519,132
Net Increase (Decrease) from Capital Share Transactions	(3,973,605)	(853,728)
Total Increase (Decrease)	(3,118,541)	(8,295,658)
Net Assets
Beginning of Period	8,747,254	17,042,912
End of Period[1]	5,628,713	8,747,254
1 Net Assets—End of Period includes undistributed net investment income of $126,000,000 and $100,521,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Pacific Stock Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.94	$14.19	$12.13	$10.39	$8.63
Investment Operations
Net Investment Income	.189[1]	.281	.236	.190	.156
Net Realized and Unrealized Gain (Loss)
on Investments	1.621	(6.228)	2.091	1.710	1.761
Total from Investment Operations	1.810	(5.947)	2.327	1.900	1.917
Distributions
Dividends from Net Investment Income	(.140)	(.303)	(.267)	(.160)	(.157)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.140)	(.303)	(.267)	(.160)	(.157)
Net Asset Value, End of Period	$9.61	$7.94	$14.19	$12.13	$10.39

Total Return[2]	23.23%	–42.71%	19.52%	18.39%	22.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,846	$5,065	$11,281	$7,814	$5,202
Ratio of Total Expenses to
Average Net Assets	0.27%	0.22%	0.22%	0.27%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.42%	2.32%	1.80%	1.73%	1.76%
Portfolio Turnover Rate[3]	8%	9%	3%	2%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months or the account service fee that may be applicable to certain accounts with balanced below $10,000.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Pacific Stock Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$52.04	$92.94	$79.43	$68.05	$56.47
Investment Operations
Net Investment Income	1.386[1]	1.933	1.613	1.302	1.069
Net Realized and Unrealized Gain (Loss)
on Investments	10.531	(40.773)	13.714	11.185	11.583
Total from Investment Operations	11.917	(38.840)	15.327	12.487	12.652
Distributions
Dividends from Net Investment Income	(1.007)	(2.060)	(1.817)	(1.107)	(1.072)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.007)	(2.060)	(1.817)	(1.107)	(1.072)
Net Asset Value, End of Period	$62.95	$52.04	$92.94	$79.43	$68.05

Total Return[2]	23.38%	–42.62%	19.64%	18.46%	22.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$849	$737	$1,292	$1,128	$720
Ratio of Total Expenses to
Average Net Assets	0.16%	0.12%	0.12%	0.17%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.42%	1.90%	1.83%	1.90%
Portfolio Turnover Rate[3]	8%	9%	3%	2%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Pacific Stock Index Fund

Financial Highlights

Signal Shares
			June 4,
	Year Ended		2007[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$18.08	$32.28	$30.53
Investment Operations
Net Investment Income	.481[2]	.667	.250
Net Realized and Unrealized Gain (Loss) on Investments	3.658	(14.158)	1.500
Total from Investment Operations	4.139	(13.491)	1.750
Distributions
Dividends from Net Investment Income	(.349)	(.709)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.349)	(.709)	—
Net Asset Value, End of Period	$21.87	$18.08	$32.28

Total Return[3]	23.38%	–42.61%	5.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$159	$150	$247
Ratio of Total Expenses to Average Net Assets	0.16%	0.12%	0.12%[4]
Ratio of Net Investment Income to Average Net Assets	2.53%	2.42%	1.90%[4]
Portfolio Turnover Rate[5]	8%	9%	3%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Pacific Stock Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.96	$14.22	$12.15	$10.41	$8.64
Investment Operations
Net Investment Income	.215[1]	.300	.251	.206	.180
Net Realized and Unrealized Gain (Loss)
on Investments	1.613	(6.242)	2.102	1.710	1.760
Total from Investment Operations	1.828	(5.942)	2.353	1.916	1.940
Distributions
Dividends from Net Investment Income	(.158)	(.318)	(.283)	(.176)	(.170)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.158)	(.318)	(.283)	(.176)	(.170)
Net Asset Value, End of Period	$9.63	$7.96	$14.22	$12.15	$10.41

Total Return[2]	23.46%	–42.62%	19.72%	18.52%	22.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$487	$1,610	$2,720	$1,788	$1,280
Ratio of Total Expenses to
Average Net Assets	0.12%	0.09%	0.09%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.57%	2.45%	1.93%	1.88%	1.95%
Portfolio Turnover Rate[3]	8%	9%	3%	2%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Pacific Stock Index Fund

Financial Highlights

ETF Shares
					March 4,
					2005[1] to
		Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$42.10	$75.17	$64.24	$55.09	$50.71
Investment Operations
Net Investment Income	1.109[2]	1.573	1.314	1.060	.750
Net Realized and Unrealized Gain (Loss)
on Investments	8.534	(32.974)	11.089	9.020	3.630
Total from Investment Operations	9.643	(31.401)	12.403	10.080	4.380
Distributions
Dividends from Net Investment Income	(.823)	(1.669)	(1.473)	(.930)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.823)	(1.669)	(1.473)	(.930)	—
Net Asset Value, End of Period	$50.92	$42.10	$75.17	$64.24	$55.09

Total Return	23.38%	–42.61%	19.65%	18.43%	8.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,288	$1,186	$1,503	$693	$164
Ratio of Total Expenses to Average Net Assets	0.16%	0.11%	0.12%	0.18%	0.18%[3]
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.43%	1.90%	1.82%	1.89%[3]
Portfolio Turnover Rate[4]	8%	9%	3%	2%	7%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Pacific Stock Index Fund

Notes to Financial Statements

Vanguard Pacific Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when

Pacific Stock Index Fund

futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Pacific Stock Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $1,210,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2009, custodian fee offset arrangements reduced the fund’s expenses by $86,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,168	5,598,016	—
Temporary Cash Investments	86,082	3,999	—
Futures Contracts—Assets[1]	271	—	—
Forward Currency Contracts—Assets	147	—	—
Forward Currency Contracts—Liabilities	(71)	—	—
Total	90,597	5,602,015	—
1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	271	147	418
Liabilities	—	(71)	(71)
1 Represents variation margin on the last day of the reporting period.

Pacific Stock Index Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2009, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(23,661)	—	(23,661)
Forward Currency Contracts	—	(2,698)	(2,698)
Realized Net Gain (Loss) on Derivatives	(23,661)	(2,698)	(26,359)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	25,173	—	25,173
Forward Currency Contracts	—	3,436	3,436
Change in Unrealized Appreciation (Depreciation) on Derivatives	25,173	3,436	28,609

At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
Topix Index	December 2009	130	12,839	(152)
S&P ASX 200 Index	December 2009	41	4,283	(107)

At October 31, 2009, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

				Unrealized
				Appreciation
	Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive	Deliver	($000)
12/16/2009	USD	12,514	JPY 1,132,494	(62)
12/23/2009	AUD	4,631	USD 4,163	138
AUD—Australian dollar.
JPY—Japanese yen.
USD—U.S. dollar.

The fund had net unrealized foreign currency losses of $4,000 resulting from the translation of other assets and liabilities at October 31, 2009.

Pacific Stock Index Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2009, the fund realized net foreign currency gains of $11,266,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $9,510,000 on the fund’s passive foreign investment company holdings at October 31, 2008, has been distributed and is reflected in the balance of undistributed net investment income. During the year ended October 31, 2009, the fund realized gains on the sale of passive foreign investment companies of $8,195,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2009, was $3,675,000.

During the year ended October 31, 2009, the fund realized $532,937,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2009, the fund had $142,861,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,138,170,000 to offset future net capital gains of $68,660,000 through October 31, 2010, $4,471,000 through October 31, 2011, $4,674,000 through October 31, 2013, $453,022,000 through October 31, 2016, and $607,343,000 through October 31, 2017. Capital loss carryforwards of $1,920,000 expired on October 31, 2009; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At October 31, 2009, the cost of investment securities for tax purposes was $7,466,201,000. Net unrealized depreciation of investment securities for tax purposes was $1,773,936,000, consisting of unrealized gains of $218,393,000 on securities that had risen in value since their purchase and $1,992,329,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2009, the fund purchased $815,024,000 of investment securities and sold $4,678,274,000 of investment securities, other than temporary cash investments.

Pacific Stock Index Fund

H. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	697,406	89,584	2,411,768	203,868
Issued in Lieu of Cash Distributions	89,093	11,571	244,964	19,319
Redeemed[1]	(3,280,999)	(442,815)	(4,188,958)	(380,723)
Net Increase (Decrease)—Investor Shares	(2,494,500)	(341,660)	(1,532,226)	(157,536)
Admiral Shares
Issued	122,233	2,241	226,260	2,951
Issued in Lieu of Cash Distributions	11,409	227	24,546	296
Redeemed[1]	(164,001)	(3,133)	(216,451)	(2,998)
Net Increase (Decrease)—Admiral Shares	(30,359)	(665)	34,355	249
Signal Shares
Issued	60,869	3,310	119,279	4,249
Issued in Lieu of Cash Distributions	2,555	146	5,089	176
Redeemed[1]	(81,397)	(4,472)	(92,729)	(3,794)
Net Increase (Decrease)—Signal Shares	(17,973)	(1,016)	31,639	631
Institutional Shares
Issued	405,620	51,039	918,220	82,517
Issued in Lieu of Cash Distributions	29,986	3,894	51,874	4,047
Redeemed[1]	(1,752,130)	(206,617)	(876,722)	(75,668)
Net Increase (Decrease)—Institutional Shares	(1,316,524)	(151,684)	93,372	10,896
ETF Shares
Issued	150,908	3,422	541,682	8,588
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(265,157)	(6,300)	(22,550)	(400)
Net Increase (Decrease)—ETF Shares	(114,249)	(2,878)	519,132	8,188
1 Net of redemption fees for fiscal 2009 and 2008 of $361,000 and $911,000, respectively (fund totals).

I. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 15, 2009, for potential recognition or disclosure in these financial statements.

Emerging Markets Stock Index Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	799	748	1,806
Turnover Rate	12%	—	—
Expense Ratio[3]		—	—
Investor Shares	0.39%
Admiral Shares	0.27%
Signal Shares	0.27%
Institutional Shares	0.20%
ETF Shares	0.27%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	5.4%	5.3%	8.3%
Consumer Staples	5.4	5.4	8.6
Energy	15.3	15.3	11.2
Financials	24.7	25.4	26.6
Health Care	2.2	2.1	6.4
Industrials	6.8	6.7	9.8
Information Technology	13.0	12.7	6.5
Materials	14.6	14.5	11.2
Telecommunication
Services	9.1	9.1	6.4
Utilities	3.5	3.5	5.0

Volatility Measures[4]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.94
Beta	1.01	1.25

Ten Largest Holdings[5] (% of total net assets)
Petroleo Brasileiro SA	integrated oil
	and gas	4.0%
Vale SA	diversified metals
	and mining	2.9
Samsung
Electronics Co. Ltd.	semiconductors	2.6
Gazprom OAO ADR	integrated oil
	and gas	2.0
China Mobile Ltd.	wireless
	telecommunication
	services	1.9
Teva Pharmaceutical
Industries Ltd.	pharmaceuticals	1.5
Taiwan Semiconductor
Manufacturing Co. Ltd.	semiconductors	1.5
America Movil	wireless
SAB de CV	telecommunication
	services	1.4
Itau Unibanco Holding SA	diversified banks	1.4
China Construction
Bank Corp.	diversified banks	1.3
Top Ten		20.5%

1 MSCI Emerging Markets Index.
2 MSCI All Country World Index ex USA.
3 The expense ratios shown are from the prospectuses dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the expense ratios were 0.40% for Investor Shares, 0.27% for Admiral Shares, 0.27% for Signal Shares, 0.23% for Institutional Shares, and 0.27% for ETF Shares.
4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
5 The holdings listed exclude any temporary cash investments and equity index products.

Emerging Markets Stock Index Fund

Market Diversification (% of equity exposure)
		Target
	Fund	Index[1]
China	18.5%	18.6%
Brazil	16.4	16.3
South Korea	12.8	12.8
Taiwan	11.3	11.1
India	7.3	7.2
South Africa	7.0	6.9
Russia	6.7	6.6
Mexico	4.4	4.3
Malaysia	2.8	2.8
Israel	2.8	2.7
Indonesia	1.8	1.8
Turkey	1.5	1.5
Chile	1.4	1.3
Thailand	1.3	1.3
Poland	1.3	1.2
Other Emerging Markets	2.7	3.6

1 MSCI Emerging Markets Index.

Emerging Markets Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $10,000
	One Year	Five Years	Ten Years	Investment
Emerging Markets Stock Index Fund
Investor Shares[1]	58.90%	15.66%	11.06%	$28,550
MSCI All Country World Index ex USA	34.79	7.58	3.95	14,733
Spliced Emerging Markets Index[2]	64.13	16.47	11.64	30,087
Emerging Markets Funds Average[3]	56.47	14.15	10.64	27,494

				Final Value of
			Since	a $100,000
	One Year		Inception[4]	Investment
Emerging Markets Stock Index Fund Admiral Shares[1]	59.11%		9.61%	$136,084
MSCI All Country World Index ex USA	34.79		1.51	105,142
Spliced Emerging Markets Index[2]	64.13		10.48	139,711

1 Performance figures are adjusted for the 0.50% (0.25% prior to October 30, 2009, 0.50% prior to June 26, 2008) transaction fee on purchases and 0.25% (0.50% prior to June 26, 2008) transaction fee on redemptions. Total returns do not reflect the 2% fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or for Investor
Shares, the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets Index thereafter.
3 Derived from data provided by Lipper Inc.
4 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: June 23, 2006.

Emerging Markets Stock Index Fund

				Final Value of
			Since	a $10,000,000
	One Year		Inception[1]	Investment
Emerging Markets Stock Index Fund Signal Shares[2]	59.15%		2.08%	$10,589,045
MSCI All Country World Index ex USA	34.79		–4.92	8,691,755
MSCI Emerging Markets Index	64.13		3.11	10,889,315

				Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[1]	Investment
Emerging Markets Stock Index Fund
Institutional Shares[2]	59.23%	15.86%	10.87%	$13,127,023
MSCI All Country World Index ex USA	34.79	7.58	3.35	6,803,220
Spliced Emerging Markets Index[3]	64.13	16.47	11.29	13,609,219

				Final Value of
			Since	a $10,000
	One Year		Inception[1]	Investment
Emerging Markets Stock Index Fund ETF Shares
Net Asset Value[4]	60.28%		11.51%	$16,617
MSCI All Country World Index ex USA	34.79		4.73	12,403
Spliced Emerging Markets Index[3]	64.13		12.09	17,024

Cumulative Returns: ETF Shares, March 4, 2005–October 31, 2009
				Since
			One Year	Inception[1]
Emerging Markets Stock Index Fund ETF Shares Market Price			58.93%	64.99%
Emerging Markets Stock Index Fund Shares Net Asset Value			60.28	66.17
Spliced Emerging Markets Index[3]			64.13	70.24

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 19, 2007, for the Signal Shares; June 22, 2000, for the Institutional Shares; and March 4, 2005, for the ETF Shares.
2 Performance figures are adjusted for the 0.50% (0.25% prior to October 30, 2009, 0.50% prior to June 26, 2008) transaction fee on purchases and 0.25% (0.50% prior to June 26, 2008) transaction fee on redemptions. Total returns do not reflect the 2% fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3 Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets Index thereafter.
4 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Emerging Markets Stock Index Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Emerging Markets Stock Index Fund
Investor Shares[2]	5/4/1994	17.38%	16.67%	11.71%
Fee-Adjusted Returns[3]		16.81	16.56	11.66
Admiral Shares	6/23/2006	17.49	10.58[4]	—
Fee-Adjusted Returns[3]		16.92	10.42[4]	—
Signal Shares	1/19/2007	17.51	2.94[4]	—
Fee-Adjusted Returns[3]		16.94	2.75[4]	—
Institutional Shares	6/22/2000	17.57	16.87	11.21[4]
Fee-Adjusted Returns[3]		17.00	16.76	11.16[4]
ETF Shares	3/4/2005
Market Price		17.28	12.20[4]	—
Net Asset Value		17.52	12.07[4]	—

1 Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets Index thereafter.
2 Returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3 Performance figures are adjusted for the 0.25% (0.50% prior to June 26, 2008) transaction fee on purchases and redemptions that were in effect as of September 30, 2009. Total returns do not reflect the 2% fee assessed until March 23, 2005.
4 Returns since inception.
Note: See Financial Highlights tables for dividend and capital gains information.

Emerging Markets Stock Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Brazil (16.4%)
	Petroleo Brasileiro
	SA Pfd.	17,720,912	351,280
	Petroleo Brasileiro SA	12,701,496	292,013
	Petroleo Brasileiro SA
	Series A ADR	6,028,266	241,854
	Vale SA	10,233,577	230,337
*	Vale SA Class B ADR	9,860,918	227,787
	Petroleo Brasileiro
	SA ADR	4,456,295	205,970
	Itau Unibanco Holding SA	9,878,408	187,912
	Itau Unibanco
	Holding SA ADR	9,544,713	182,686
	Vale SA	6,981,638	177,355
	Banco Bradesco SA	8,711,900	170,420
*	Vale SA Class B ADR	6,665,271	169,898
	Investimentos Itau SA	20,693,452	118,292
	Banco Bradesco SA ADR	5,800,557	114,271
	OGX Petroleo e
	Gas Participacoes SA	117,073	94,371
	Cia de Bebidas das
	Americas	845,306	76,752
	BRF - Brasil Foods SA	3,034,000	73,146
	BM&FBOVESPA SA	11,312,020	72,883
	Cia Siderurgica
	Nacional SA ADR	2,002,498	66,403
	Usinas Siderurgicas
	de Minas Gerais SA	2,349,455	61,350
	Cia Siderurgica
	Nacional SA	1,790,860	59,157
	Cia de Bebidas
	das Americas ADR	583,580	52,569
*	Banco Santander
	Brasil SA ADR	4,418,424	52,402
	Companhia Brasileira de
	Meios de Pagamento	5,641,512	51,912
	Banco do Brasil SA	3,084,765	49,399
	Gerdau SA Pfd.	3,143,500	47,377
	Gerdau SA	3,108,446	46,938

			Market
			Value•
		Shares	($000)
	Metalurgica Gerdau
	SA Class A	2,549,208	46,814
	Redecard SA	3,078,885	45,198
	Bradespar SA	2,108,971	43,278
	Vivo Participacoes SA	1,437,552	34,992
	Cia de Concessoes
	Rodoviarias	1,710,624	33,638
	Cia Energetica de
	Minas Gerais	1,997,632	31,355
	Tele Norte Leste
	Participacoes SA	1,587,863	30,196
	Centrais Eletricas
	Brasileiras SA	2,057,681	29,307
	Ultrapar Participacoes SA	666,516	29,190
	Natura Cosmeticos SA	1,580,965	28,414
	Cia Brasileira de
	Distribuicao Grupo Pao
	de Acucar ADR	463,049	28,010
	All America Latina
	Logistica SA	3,533,063	25,932
	Usinas Siderurgicas
	de Minas Gerais SA	1,045,883	25,708
	Souza Cruz SA	696,573	24,722
*	Global Village Telecom
	Holding SA	845,792	24,270
	Cia Energetica de Minas
	Gerais ADR	1,450,322	22,901
	Centrais Eletricas
	Brasileiras SA Pfd. B	1,770,359	22,511
*	NET Servicos de
	Comunicacao SA	1,688,791	20,813
	Lojas Americanas SA	2,983,798	19,462
	Cia Energetica de
	Sao Paulo	1,603,621	18,662
	Cyrela Brazil Realty SA	1,427,746	18,114
	Tele Norte Leste
	Participacoes SA ADR	923,045	17,593
	JBS SA	3,107,446	17,146
*	Empresa Brasileira
	de Aeronautica SA ADR	794,361	16,086
	CPFL Energia SA	905,339	15,855

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Eletropaulo Metropolitana
	Eletricidade de
	Sao Paulo SA	834,813	15,747
	Tractebel Energia SA	1,287,597	15,715
	MRV Engenharia e
	Participacoes SA	791,627	14,874
	B2W Cia Global Do Varejo	493,134	14,293
*	Marfrig Alimentos SA	1,230,448	14,074
	Tele Norte Leste
	Participacoes SA	591,381	13,328
	Cia de Saneamento
	Basico do Estado de
	Sao Paulo ADR	345,752	13,318
*	Duratex SA	1,792,702	12,415
	Cia Paranaense de
	Energia ADR	700,030	12,320
*	Votorantim Celulose
	e Papel SA	880,416	12,060
	Suzano Papel e
	Celulose SA	1,334,227	11,596
	Gerdau SA	982,900	11,243
	Banco do Estado do
	Rio Grande do Sul	1,759,402	11,186
	AES Tiete SA	936,700	10,555
	EDP - Energias do
	Brasil SA	641,805	10,296
	Klabin SA	4,312,661	10,282
*	Cosan SA Industria e
	Comercio	959,050	10,153
	Brasil Telecom
	Participacoes SA	977,726	9,879
	Cia de Saneamento
	Basico do Estado de
	Sao Paulo	508,882	9,822
*	Empresa Brasileira de
	Aeronautica SA	1,888,649	9,628
*	Braskem SA	1,456,924	9,594
	Brasil Telecom SA	1,114,832	9,499
*,^	Aracruz Celulose SA ADR	484,518	9,022
*	Fertilizantes Fosfatados SA	923,079	8,908
	Porto Seguro SA	823,524	8,691
	Telemar Norte Leste SA	261,350	8,225
	Cia de Transmissao de
	Energia Eletrica Paulista	286,000	7,923
	Tim Participacoes SA	3,297,732	7,806
	Tim Participacoes SA ADR	297,445	7,017
*	Banco Santander Brasil SA	577,500	6,819
	Brasil Telecom
	Participacoes SA ADR	132,666	6,677
	Cia Paranaense de Energia	360,439	6,279
*	BRF–Brasil Foods SA ADR	40,346	1,952
*	Aracruz Celulose SA	994,205	1,857
	Cia Brasileira de
	Distribuicao Grupo
	Pao de Acucar	48,619	1,467
	Vivo Participacoes SA ADR	57,000	1,382

			Market
			Value•
		Shares	($000)
	Centrais Eletricas
	Brasileiras SA ADR	58,000	832
*	NET Servicos de
	Comunicacao SA ADR	36,796	452
			4,492,087
Chile (1.4%)
	Empresas COPEC SA	4,279,504	56,993
	Empresas CMPC SA	967,647	34,627
	Centros Comerciales
	Sudamericanos SA	8,096,141	24,931
	Empresa Nacional de
	Electricidad SA	15,839,753	24,344
	Empresa Nacional de
	Electricidad SA ADR	523,033	24,002
	Enersis SA	65,135,530	23,137
	Sociedad Quimica y
	Minera de Chile SA ADR	610,654	22,441
	Banco Santander
	Chile ADR	416,014	21,899
	Enersis SA ADR	1,208,948	21,374
	CAP SA	740,167	19,238
	Lan Airlines SA	1,284,298	17,055
	Colbun SA	68,869,010	16,214
	ENTEL Chile SA	1,083,766	14,411
	SACI Falabella	2,755,256	13,078
	Sociedad Quimica y
	Minera de Chile SA
	Class B	337,642	12,400
	AES Gener SA	24,584,231	10,418
	Vina Concha y Toro SA	4,677,503	9,911
	Cia Cervecerias
	Unidas SA	1,313,267	9,263
	Banco de Credito
	e Inversiones	302,311	8,774
	Banco Santander Chile	54,517,082	2,772
			387,282
China (18.5%)
	China Mobile Ltd.	56,862,967	533,058
	China Construction
	Bank Corp.	422,377,493	364,145
	Industrial & Commercial
	Bank of China	431,501,659	343,309
	China Life Insurance
	Co. Ltd.	70,287,470	323,170
	Bank of China Ltd.	538,683,525	312,486
	CNOOC Ltd.	168,975,952	253,065
	PetroChina Co. Ltd.	200,127,679	240,810
	Tencent Holdings Ltd.	8,531,980	148,564
	China Shenhua
	Energy Co. Ltd.	30,809,325	138,214
	China Petroleum &
	Chemical Corp.	151,841,540	128,773
^	Ping An Insurance
	Group Co. of China Ltd.	12,290,488	107,712
	China Overseas Land
	& Investment Ltd.	39,079,076	84,251

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
^	China Merchants
	Bank Co. Ltd.	32,664,949	83,568
	China Unicom
	Hong Kong Ltd.	57,135,048	72,647
^	Bank of Communications
	Co. Ltd.	55,606,232	66,488
	China Telecom
	Corp. Ltd.	133,777,683	59,127
	China Coal Energy Co.	33,956,000	47,240
	China Resources
	Land Ltd.	19,458,000	46,971
*,^	Byd Co. Ltd.	5,129,755	46,964
	China Communications
	Construction Co. Ltd.	40,946,834	44,021
^	Aluminum Corp. of
	China Ltd.	38,081,880	41,485
	China Resources
	Enterprise	12,065,460	40,410
	Hengan International
	Group Co. Ltd.	6,275,000	40,393
	Zijin Mining
	Group Co. Ltd.	39,558,120	38,290
	Belle International
	Holdings Ltd.	36,117,500	36,465
	Tingyi Cayman Islands
	Holding Corp.	16,112,752	35,951
	China Citic Bank	46,771,933	35,011
	China Merchants
	Holdings International
	Co. Ltd.	10,819,510	34,507
	Dongfeng Motor
	Group Co. Ltd.	27,126,044	32,251
	China Resources Power
	Holdings Co. Ltd.	15,462,548	32,033
^	Jiangxi Copper Co. Ltd.	13,853,992	31,390
*	China Mengniu
	Dairy Co. Ltd.	11,023,676	30,887
	Yanzhou Coal
	Mining Co. Ltd.	19,752,112	30,536
^	China COSCO
	Holdings Co. Ltd.	23,569,000	29,049
	Shimao Property
	Holdings Ltd.	15,435,772	28,673
	Sino-Ocean Land
	Holdings Ltd.	29,175,802	28,373
*	China Railway
	Group Ltd.	35,794,608	28,180
	Beijing Enterprises
	Holdings Ltd.	4,684,000	28,038
	Citic Pacific Ltd.	10,473,874	26,992
^	Anhui Conch
	Cement Co. Ltd.	4,156,698	26,895
^	Alibaba.com Ltd.	11,629,632	26,794
*,^	China Taiping Insurance
	Holdings Co. Ltd.	7,024,007	24,756

			Market
			Value•
		Shares	($000)
	China National Building
	Material Co. Ltd.	11,502,180	24,696
	Shanghai Industrial
	Holdings Ltd.	5,243,045	24,631
	Lenovo Group Ltd.	43,569,309	24,259
	Denway Motors Ltd.	49,130,893	23,517
^	China Railway
	Construction Corp. Ltd.	16,231,265	21,515
^	Angang Steel Co. Ltd.	11,036,396	20,344
	Huaneng Power
	International Inc.	31,383,992	20,033
	Agile Property
	Holdings Ltd.	15,571,245	19,930
	Kingboard Chemical
	Holdings Ltd.	4,934,626	19,861
^	Li Ning Co. Ltd.	7,140,068	19,372
	Cnpc Hong Kong Ltd.	18,344,330	19,366
	Parkson Retail
	Group Ltd.	11,810,779	19,121
	Fushan International
	Energy Group Ltd.	24,719,984	19,039
	China Yurun Food
	Group Ltd.	9,127,439	18,760
*,^	PICC Property &
	Casualty Co. Ltd.	25,083,551	18,476
	Inner Mongolia Yitai
	Coal Co. Class B	2,844,050	18,240
	Chaoda Modern
	Agriculture
	Holdings Ltd.	23,187,067	17,915
	China Shipping
	Development Co. Ltd.	12,699,274	17,825
^	Guangzhou R&F
	Properties Co. Ltd.	9,462,400	17,731
*	GOME Electrical
	Appliances
	Holdings Ltd.	59,705,805	17,490
^	China Everbright Ltd.	7,200,010	16,973
	China Oilfield
	Services Ltd.	15,144,000	16,363
^	ZTE Corp.	2,913,849	16,146
	COSCO Pacific Ltd.	11,378,988	15,719
^	Datang International
	Power Generation
	Co. Ltd.	33,044,568	15,650
^	China High Speed
	Transmission Equipment
	Group Co.	7,703,280	15,449
^	Country Garden
	Holdings Co.	40,231,821	15,426
*,^	China Zhongwang
	Holdings Ltd.	16,073,732	15,049
	Shui On Land Ltd.	24,266,737	14,709
	Want Want China
	Holdings Ltd.	24,778,285	14,557

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
*	Metallurgical Corp. of
	China Ltd.	21,386,000	14,487
	Guangdong
	Investment Ltd.	26,826,464	14,019
^	Renhe Commercial
	Holdings Co. Ltd.	72,447,454	13,936
	China Vanke Co. Ltd.
	Class B	10,835,765	13,403
	Shanghai Electric
	Group Co. Ltd.	27,930,613	13,152
	Zhejiang Expressway
	Co. Ltd.	14,870,704	12,648
	China Dongxiang
	Group Co.	20,530,788	12,544
*,^	Air China Ltd.	22,989,548	12,444
	Shandong Weigao
	Group Medical
	Polymer Co. Ltd.	3,473,550	12,277
*,^	Beijing Capital
	International Airport
	Co. Ltd.	17,891,654	12,032
	Hopson Development
	Holdings Ltd.	6,651,840	11,640
	Tsingtao Brewery
	Co. Ltd.	2,860,000	11,619
	China Agri-Industries
	Holdings Ltd.	11,741,586	11,262
	Yantai Changyu Pioneer
	Wine Co. Class B	1,529,703	11,245
	Huabao International
	Holdings Ltd.	11,368,838	10,844
	Jiangsu Expressway
	Co. Ltd.	12,164,139	10,817
*,^	Maanshan Iron & Steel	17,803,134	10,717
^	Soho China Ltd.	19,322,606	10,383
^	Geely Automobile
	Holdings Ltd.	28,121,000	10,168
^	Fosun International	14,897,237	10,091
^	Sinofert Holdings Ltd.	19,983,917	9,890
*,^	Hidili Industry
	International
	Development Ltd.	9,627,913	9,853
*	Sinopec Shanghai
	Petrochemical Co. Ltd.	24,487,888	9,814
	Weichai Power Co. Ltd.	1,424,800	9,301
*,^	China Shipping
	Container Lines
	Co. Ltd.	25,397,618	9,089
	China Communications
	Services Corp. Ltd.	17,058,311	8,824
	Franshion Properties
	China Ltd.	30,526,094	8,535
	China BlueChemical Ltd.	15,869,405	8,443
^	China South Locomotive
	and Rolling Stock Corp.	15,222,877	8,442

		Market
		Value•
	Shares	($000)
Shanghai Lujiazui Finance &
Trade Zone Development
Co. Ltd. Class B	4,304,500	8,034
China Travel International
Inv HK	31,645,204	6,460
Sinotruk Hong Kong Ltd.	5,122,500	6,091
Guangshen
Railway Co. Ltd.	14,713,975	5,978
Dongfang Electric
Corp. Ltd.	1,199,315	5,958
China International
Marine Containers Co.
Ltd. Class B	5,432,359	5,417
Shanghai Zhenhua
Heavy Industry Co.
Ltd. Class B	6,000,148	4,966
Harbin Power
Equipment Co. Ltd.	4,775,460	4,436
		5,079,363
Colombia (0.2%)
BanColombia SA ADR	1,374,602	54,407

Czech Republic (0.5%)
CEZ AS	1,546,290	76,146
Komercni Banka AS	151,825	29,773
Telefonica O2 Czech
Republic AS	1,095,199	25,804
		131,723
Egypt (0.3%)
Orascom Construction
Industries GDR	903,585	43,617
Orascom Telecom
Holding SAE GDR	899,821	30,597
		74,214
Hungary (0.6%)
*,^ OTP Bank PLC	2,683,466	75,458
*,^ MOL Hungarian
Oil and Gas NyRt	504,566	42,154
^ Richter Gedeon Nyrt.	141,651	29,500
Magyar Telekom
Telecommunications
PLC	4,604,066	19,849
		166,961
India (7.3%)
Reliance Industries Ltd.	6,197,051	250,719
Infosys Technologies Ltd.	4,319,545	200,602
Housing Development
Finance Corp.	1,981,489	110,877
ICICI Bank Ltd.	5,168,882	85,359
Larsen & Toubro Ltd.	1,871,295	61,769
Tata Consultancy
Services Ltd.	4,426,925	58,856
Oil & Natural Gas
Corp. Ltd.	2,455,572	58,510

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Sterlite Industries
	India Ltd.	3,516,273	56,788
	ITC Ltd.	10,501,311	56,544
	Bharat Heavy
	Electricals Ltd.	1,104,528	51,656
	HDFC Bank Ltd.	1,441,322	49,085
	Hindustan Unilever Ltd.	8,189,832	48,965
	Jindal Steel & Power Ltd.	3,485,707	46,964
	HDFC Bank Ltd. ADR	386,916	42,797
	Axis Bank Ltd.	2,025,948	38,566
	NTPC Ltd.	7,720,840	34,653
	ICICI Bank Ltd. ADR	1,084,354	34,103
	DLF Ltd.	3,811,839	29,644
	GAIL India Ltd.	3,555,911	26,172
	Mahindra & Mahindra Ltd.	1,317,819	25,500
	Hero Honda Motors Ltd.	768,369	25,378
	Wipro Ltd.	1,881,847	23,984
	Tata Motors Ltd.	2,014,165	23,843
	State Bank of India Ltd.	498,607	23,006
	Jaiprakash Associates Ltd.	5,183,770	22,828
	Tata Power Co. Ltd.	786,724	22,117
	Reliance
	Communications Ltd.	5,800,483	21,380
	Reliance
	Infrastructure Ltd.	950,003	21,022
	Sun Pharmaceutical
	Industries Ltd.	673,101	19,587
	Infrastructure Development
	Finance Co. Ltd.	6,271,254	19,359
	Maruti Suzuki India Ltd.	652,470	19,283
	Unitech Ltd.	11,121,755	19,056
	Sesa Goa Ltd.	2,975,789	18,901
	Kotak Mahindra Bank Ltd.	1,261,913	18,842
	Cipla Ltd.	2,995,234	18,137
	Tata Steel Ltd.	1,803,404	17,824
	Wipro Ltd. ADR	950,747	16,305
	Hindalco Industries Ltd.	6,349,868	16,226
*	Indiabulls Real Estate Ltd.	2,985,568	15,618
	United Spirits Ltd.	674,388	15,158
	Reliance Capital Ltd.	943,223	14,775
*	Cairn India Ltd.	2,652,249	14,688
^	Dr Reddys
	Laboratories Ltd. ADR	670,562	14,571
	Steel Authority Of
	India Ltd.	4,210,837	14,513
	Bajaj Auto Ltd.	402,709	11,798
	JSW Steel Ltd.	688,479	10,908
	Ambuja Cements Ltd.	5,665,090	10,636
	Satyam Computer
	Services Ltd.	4,868,700	10,521
	HCL Technologies Ltd.	1,475,287	9,473
	Power Grid Corp. of
	India Ltd.	4,247,266	9,317
*	GMR Infrastructure Ltd.	7,019,658	9,075
*	Reliance Natural
	Resources Ltd.	6,728,278	9,025

			Market
			Value•
		Shares	($000)
	Grasim Industries Ltd.	194,339	8,959
	Zee Entertainment
	Enterprises Ltd.	1,820,957	8,828
	Bharat Petroleum
	Corp. Ltd.	803,637	8,734
	Dr Reddys
	Laboratories Ltd.	393,566	8,428
*	Ranbaxy Laboratories Ltd. 983,253		8,097
	Siemens India Ltd.	739,571	8,005
	ABB Ltd.	475,183	7,702
	ACC Ltd.	479,525	7,580
*	Idea Cellular Ltd.	5,828,930	6,372
	United Phosphorus Ltd.	1,941,274	5,859
	Aditya Birla Nuvo Ltd.	307,855	5,134
	Glenmark
	Pharmaceuticals Ltd.	983,453	4,644
	State Bank of
	India Ltd. GDR	47,357	4,325
			1,997,950
Indonesia (1.8%)
	Telekomunikasi
	Indonesia Tbk PT	96,309,479	82,933
	Astra International
	Tbk PT	19,617,590	63,116
	Bank Central
	Asia Tbk PT	118,063,724	55,596
	Perusahaan Gas
	Negara PT	115,359,980	42,923
	Bumi Resources
	Tbk PT	167,854,552	40,409
	Bank Rakyat
	Indonesia	52,717,800	38,363
	Bank Mandiri Tbk PT	71,996,524	34,548
	United Tractors Tbk PT	14,658,962	22,476
	Indocement Tunggal
	Prakarsa Tbk PT	14,783,603	16,834
	Unilever Indonesia
	Tbk PT	14,970,230	15,657
	Tambang Batubara
	Bukit Asam Tbk PT	9,192,786	14,321
	Bank Danamon
	Indonesia Tbk PT	27,742,349	12,942
	Indofood Sukses
	Makmur Tbk PT	38,837,796	12,274
	Semen Gresik
	Persero Tbk PT	14,990,820	10,594
	Indosat Tbk PT	16,244,773	8,629
*	International Nickel
	Indonesia Tbk PT	20,428,650	8,466
	Astra Agro
	Lestari Tbk PT	3,539,180	7,857
	Aneka Tambang Tbk PT	33,111,159	7,695
*	Lippo Karawaci Tbk PT	110,385,730	7,467
			503,100

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
Israel (2.8%)
	Teva Pharmaceutical
	Industries Ltd.	7,823,886	394,445
	Israel Chemicals Ltd.	4,878,803	56,987
*	Check Point Software
	Technologies	1,641,051	50,987
	Bank Leumi Le-Israel BM	11,297,357	44,122
*	Bank Hapoalim BM	9,506,511	34,706
	Teva Pharmaceutical
	Industries Ltd. ADR	562,697	28,405
	Bezeq Israeli
	Telecommunication
	Corp. Ltd.	11,562,047	25,803
*	Nice Systems Ltd.	613,807	19,100
	Partner
	Communications Co. Ltd.	827,342	15,687
	Cellcom Israel Ltd.	509,121	15,319
	Elbit Systems Ltd.	232,181	14,067
*	Israel Corp. Ltd.	19,078	13,121
	Makhteshim-Agan
	Industries Ltd.	2,644,356	12,359
*	Mizrahi Tefahot Bank Ltd.	1,195,124	9,713
	Israel Discount Bank Ltd.
	Class A	4,840,432	9,240
	Discount
	Investment Corp.	361,214	8,488
	Delek Group Ltd.	37,035	6,119
	Ormat Industries	546,707	4,766
			763,434
Malaysia (2.8%)
	Sime Darby Bhd.	28,034,813	72,487
	CIMB Group
	Holdings Bhd.	18,697,432	67,833
	Malayan Banking Bhd.	33,293,158	64,479
	IOI Corp. Bhd.	32,252,955	50,009
	Tenaga Nasional Bhd.	18,658,446	45,732
	Genting Bhd.	21,267,890	44,708
	Public Bank Bhd.	10,172,547	31,689
	MISC Bhd.	10,039,465	26,100
	Genting Malaysia Bhd.	31,353,410	25,044
	AMMB Holdings Bhd.	17,360,058	23,869
	PPB Group Bhd.	5,179,944	22,875
	Digi.Com Bhd.	3,401,273	21,719
*	Axiata Group Bhd.	24,870,709	21,181
	British American
	Tobacco Malaysia Bhd.	1,403,705	18,435
	Kuala Lumpur
	Kepong Bhd.	4,186,608	18,284
	YTL Corp. Bhd.	7,410,353	15,759
	IJM Corp. Bhd.	10,774,250	15,028
	Petronas Gas Bhd.	4,976,228	14,224
	PLUS Expressways Bhd.	14,661,282	14,132
	Gamuda Bhd.	15,219,888	13,896
	YTL Power
	International Bhd.	20,856,627	13,106
	Hong Leong Bank Bhd.	4,932,036	10,785

			Market
			Value•
		Shares	($000)
	Berjaya Sports Toto Bhd.	7,706,945	9,714
	UMW Holdings Bhd.	5,240,160	9,651
	Telekom Malaysia Bhd.	10,611,140	9,325
	Tanjong PLC	2,101,136	9,297
	SP Setia Bhd.	8,129,852	9,142
	Bursa Malaysia Bhd.	3,592,852	8,498
	Parkson Holdings Bhd.	5,149,616	7,640
	Petronas Dagangan Bhd.	2,651,600	6,898
	RHB Capital Bhd.	4,365,335	6,848
	Alliance Financial
	Group Bhd.	9,303,417	6,647
	Lafarge Malayan
	Cement Bhd.	3,325,820	5,869
	MMC Corp. Bhd.	7,532,800	5,459
	Astro All Asia
	Networks PLC	5,457,890	5,264
	Hong Leong Financial
	Group Bhd.	2,879,800	5,210
*	IGB Corp. Bhd.	8,836,900	5,019
*	AirAsia Bhd.	12,700,948	4,994
	KLCC Property
	Holdings Bhd.	4,981,100	4,758
	Genting Plantations Bhd.	2,020,400	3,612
*	Malaysian Airline
	System Bhd.	2,691,400	2,437
			777,656
Mexico (4.4%)
	America Movil
	SAB de CV	176,233,467	388,938
	Wal-Mart de Mexico
	SAB de CV	27,472,294	95,834
*	Cemex SAB de CV	87,075,125	90,414
	Grupo Televisa SA	23,163,526	89,645
	Fomento Economico
	Mexicano SAB de CV	20,341,668	88,045
*	Grupo Mexico SAB
	de CV Class B	36,448,768	73,153
	Telefonos de Mexico
	SAB de CV	52,293,789	43,526
	Grupo Financiero
	Banorte SAB de CV	13,546,930	43,297
	Telmex Internacional
	SAB de CV	51,393,580	34,564
	Grupo Elektra SA de CV	725,670	28,469
*	Carso Global Telecom
	SAB de CV	6,821,318	26,534
*	Grupo Modelo SAB
	de CV	4,939,747	22,421
	Kimberly-Clark de
	Mexico SAB de CV
	Class A	5,313,912	21,048
	Grupo Bimbo SAB de
	CV Class A	3,460,888	20,157
	Industrias Penoles
	SAB de CV	1,044,224	19,068

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Grupo Financiero
	Inbursa SA	6,579,698	18,538
	Grupo Carso SAB de CV	5,574,166	16,464
	Alfa SAB de CV Class A	3,001,631	15,543
	Coca-Cola Femsa SAB
	de CV	2,734,213	14,748
	Mexichem SAB de CV	9,020,696	14,347
*	Desarrolladora Homex
	SAB de CV	2,188,490	13,019
*	Urbi Desarrollos Urbanos
	SAB DE CV	5,027,693	9,638
	Grupo Aeroportuario del
	Pacifico SAB de CV
	Class B	3,043,407	7,800
	Grupo Aeroportuario
	del Pacifico SAB de
	CV ADR	146,917	3,745
			1,198,955
Peru (0.6%)
	Southern Copper Corp.
	(U.S. Shares)	1,421,171	44,767
	Cia de Minas
	Buenaventura SA ADR	1,052,945	35,348
	Credicorp Ltd.	422,657	29,235
	Cia de Minas
	Buenaventura SA	750,871	25,812
	Southern Copper Corp.	628,667	19,803
	Credicorp Ltd.
	(New York Shares)	225,455	15,563
			170,528
Philippines (0.5%)
	Philippine Long Distance
	Telephone Co.	468,370	25,172
	Manila Electric Co.	4,403,532	17,121
	Bank of the
	Philippine Islands	14,637,395	14,242
	SM Investments Corp.	2,023,876	13,218
	Ayala Corp.	2,066,646	12,505
	Ayala Land Inc.	52,653,650	11,385
	SM Prime Holdings Inc.	41,050,286	8,512
	Energy
	Development Corp.	79,682,753	6,882
	Globe Telecom Inc.	348,773	6,687
	Banco de Oro
	Unibank Inc.	7,338,391	5,327
	Jollibee Foods Corp.	4,591,759	4,885
	Metropolitan Bank
	& Trust	5,198,710	4,398
			130,334
Poland (1.3%)
^	Powszechna Kasa
	Oszczednosci Bank
	Polski SA	6,018,454	71,313
*	Bank Pekao SA	1,127,005	60,491
	KGHM Polska Miedz SA	1,166,580	39,268

			Market
			Value•
		Shares	($000)
	Telekomunikacja
	Polska SA	6,594,815	38,703
*	Polski Koncern
	Naftowy Orlen	3,230,109	33,621
	Polskie Gornictwo Naftowe
	I Gazownictwo SA	11,836,570	14,413
*	Bank Zachodni WBK SA	258,200	13,784
*	Globe Trade Centre SA	1,478,900	12,760
	Asseco Poland SA	591,971	11,894
*	BRE Bank SA	102,662	9,517
*	Getin Holding SA	3,138,117	8,931
	TVN SA	1,670,154	8,277
*	ING Bank Slaski SA	33,261	7,464
*	Bank Handlowy w
	Warszawie SA	327,029	7,172
*	PBG SA	89,881	7,001
*	Bank Millennium SA	3,201,072	5,254
*	Grupa Lotos SA	557,240	5,065
	Cyfrowy Polsat SA	866,731	4,184
			359,112
Russia (6.7%)
	Gazprom OAO ADR	22,426,568	537,835
	Lukoil OAO ADR	4,438,902	257,508
	Sberbank of Russian
	Federation	77,187,472	168,293
	MMC Norilsk Nickel ADR	8,531,650	112,076
	Rosneft Oil Co. GDR	12,335,536	93,797
	Mobile Telesystems
	OJSC ADR	1,913,250	86,670
	Surgutneftegaz ADR	7,394,614	65,263
*	Vimpel-Communications
	ADR	3,210,461	57,563
	Tatneft ADR	2,094,609	54,244
	NovaTek OAO GDR	877,129	44,033
	Polyus Gold Co. ADR	1,463,602	39,540
	VTB Bank OJSC GDR	9,293,849	36,992
*	RusHydro	894,208,332	30,969
*	Uralkali	7,065,436	30,734
*	Federal Grid Co.
	Unified Energy
	System JSC	2,531,825,334	26,963
	Surgutneftegaz	61,487,229	25,613
	Mechel ADR	1,294,277	22,210
	Novolipetsk Steel
	OJSC GDR	767,773	19,998
	Gazpromneft JSC	3,223,019	16,442
	Severstal GDR	2,155,673	15,550
*	Sistema JSFC GDR	879,052	14,264
*	Wimm-Bill-Dann Foods
	OJSC ADR	203,530	13,754
*	Pharmstandard GDR	797,972	12,896
	AK Transneft OAO	14,287	11,951
	Rostelecom ADR	279,978	10,933
	TMK OAO GDR	539,979	9,755
	Comstar United
	Telesystems OJSC GDR	1,588,063	8,198

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
*	Polymetal	678,573	5,833
	Lukoil OAO ADR	29,160	1,692
			1,831,569
South Africa (7.0%)
	MTN Group Ltd.	13,911,787	207,136
	Sasol Ltd.	5,441,714	203,875
	Standard Bank
	Group Ltd.	11,059,354	138,032
	Naspers Ltd.	3,636,400	131,268
	Impala Platinum
	Holdings Ltd.	5,105,181	112,332
	AngloGold Ashanti Ltd.	2,858,314	106,756
	Gold Fields Ltd.	6,365,508	81,440
	FirstRand Ltd.	26,822,966	60,416
	Sanlam Ltd.	19,471,813	53,460
	Anglo Platinum Ltd.	583,308	50,419
	Remgro Ltd.	4,193,832	49,095
	ABSA Group Ltd.	3,070,985	48,614
	Bidvest Group Ltd.	2,739,595	42,899
	Harmony Gold
	Mining Co. Ltd.	3,515,823	35,215
	Shoprite Holdings Ltd.	3,936,223	32,076
	Tiger Brands Ltd.	1,583,422	31,706
	African Bank
	Investments Ltd.	7,388,830	28,849
	Nedbank Group Ltd.	1,883,089	28,307
	RMB Holdings Ltd.	7,005,175	25,575
	Steinhoff International
	Holdings Ltd.	10,293,306	24,874
*	Vodacom Group Pty Ltd.	3,576,445	24,799
	Truworths
	International Ltd.	4,231,467	24,219
	ArcelorMittal
	South Africa Ltd.	1,794,817	24,154
	Growthpoint
	Properties Ltd.	13,603,320	24,075
	Massmart Holdings Ltd.	2,037,305	23,537
	Kumba Iron Ore Ltd.	787,022	23,498
	Murray & Roberts
	Holdings Ltd.	3,015,268	21,522
*	Redefine Income
	Fund Ltd.	23,174,569	21,301
	Aveng Ltd.	3,901,549	20,692
	Pretoria Portland
	Cement Co. Ltd.	4,905,575	20,536
	African Rainbow
	Minerals Ltd.	1,005,449	19,467
*	Aspen Pharmacare
	Holdings Ltd.	2,279,167	19,208
	Sappi Ltd.	4,974,979	18,384
	Imperial Holdings Ltd.	1,735,706	17,869
	Investec Ltd.	2,182,573	16,106
	Foschini Ltd.	1,902,407	15,056
	Woolworths Holdings Ltd.	6,702,780	14,965
	Telkom SA Ltd.	2,620,731	14,683
	Netcare Ltd.	9,226,441	13,588

			Market
			Value•
		Shares	($000)
	Exxaro Resources Ltd.	1,169,424	13,136
	Reunert Ltd.	1,831,980	12,904
	Pick n Pay Stores Ltd.	2,262,990	11,764
	Discovery Holdings Ltd.	2,370,113	9,419
	Liberty Holdings Ltd.	1,023,216	8,847
	Northam Platinum Ltd.	1,447,770	6,766
			1,932,839
South Korea (12.8%)
	Samsung Electronics
	Co. Ltd.	638,760	384,363
2	Samsung Electronics
	Co. Ltd. GDR	809,571	245,515
	POSCO ADR	1,411,619	144,155
	Hyundai Motor Co.	1,422,428	129,021
	POSCO	265,340	109,964
*	Shinhan Financial
	Group Co. Ltd.	2,253,959	85,517
	LG Electronics Inc.	892,559	82,973
*	KB Financial Group Inc.	1,638,654	78,819
	Hyundai Mobis	586,614	78,221
	Samsung Electronics
	Co. Ltd. Pfd.	194,329	77,847
	LG Chem Ltd.	430,646	74,213
*	KB Financial
	Group Inc. ADR	1,449,101	68,745
*	Hynix Semiconductor Inc.	4,475,740	66,449
	Samsung Fire & Marine
	Insurance Co. Ltd.	353,358	64,337
	KT&G Corp.	1,047,166	60,985
^	Shinhan Financial
	Group Co. Ltd. ADR	762,778	57,704
*	NHN Corp.	384,171	56,661
	Shinsegae Co. Ltd.	130,568	56,371
	Hana Financial Group Inc.	1,796,620	53,284
	SK Energy Co. Ltd.	572,306	52,565
	LG Display Co. Ltd.	2,135,036	51,090
	LG Corp.	895,007	50,705
^	Hyundai Heavy Industries	360,084	49,322
	Samsung C&T Corp.	1,178,553	47,968
	Samsung Electro-
	Mechanics Co. Ltd.	556,663	46,284
*	Korea Electric
	Power Corp. ADR	2,814,124	39,060
	Samsung SDI Co. Ltd.	314,112	35,860
	Hyundai Steel Co.	506,283	32,162
	SK Telecom Co. Ltd. ADR	1,905,419	31,840
*	Woori Finance
	Holdings Co. Ltd.	2,314,280	31,150
	GS Engineering &
	Construction Corp.	346,301	30,368
*	Korea Electric
	Power Corp.	1,040,961	29,497
*	Kia Motors Corp.	1,956,944	29,068
	Samsung Heavy
	Industries Co. Ltd.	1,531,995	28,981

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Korea Exchange Bank	2,493,310	28,334
	Samsung Techwin Co. Ltd.	353,715	27,085
	Hyundai Engineering &
	Construction Co. Ltd.	484,946	26,773
	Samsung Engineering
	Co. Ltd.	286,471	25,328
	SK Telecom Co. Ltd.	164,609	25,070
	Samsung Securities
	Co. Ltd.	487,841	23,912
	KT Corp.	688,196	22,433
	Lotte Shopping Co. Ltd.	77,336	21,842
	S-Oil Corp.	447,198	21,634
	Amorepacific Corp.	29,453	20,326
	OCI Co. Ltd.	115,057	20,214
*	Industrial Bank Of Korea	1,575,270	19,084
	Daewoo Securities
	Co. Ltd.	1,210,560	18,393
	SK Holdings Co. Ltd.	231,544	18,368
	LG Household &
	Health Care Ltd.	87,388	18,150
	Busan Bank	1,547,259	17,544
	Daelim Industrial Co. Ltd.	276,013	17,516
	KT Corp. ADR	1,088,607	17,472
	Cheil Industries Inc.	440,013	16,416
	Hyundai Development Co.	552,686	16,358
	Doosan Heavy Industries
	and Construction Co. Ltd.	304,235	16,327
	Woongjin Coway Co. Ltd.	475,869	15,908
	Daegu Bank	1,175,105	15,591
^	NCSoft Corp.	137,230	14,676
	Samsung Card Co.	367,233	14,550
	LS Corp.	176,261	14,401
	Hankook Tire Co. Ltd.	734,556	14,041
*	Korean Air Lines Co. Ltd.	364,914	13,887
	Hyundai Department
	Store Co. Ltd.	141,642	13,539
	Hanwha Corp.	422,876	13,513
	Hyundai Securities Co.	1,180,781	13,406
^	Daewoo International Corp.	481,637	13,155
	KCC Corp.	45,576	13,138
	Kangwon Land Inc.	969,678	12,957
	Yuhan Corp.	79,507	12,805
	GS Holdings Corp.	504,938	12,507
	Daewoo Shipbuilding &
	Marine Engineering
	Co. Ltd.	942,102	12,392
	CJ CheilJedang Corp.	72,971	12,340
	Mirae Asset
	Securities Co. Ltd.	230,739	12,061
^	Daewoo Engineering &
	Construction Co. Ltd.	1,153,314	11,749
	LS Industrial
	Systems Co. Ltd.	154,925	11,605
^	Hyosung Corp.	205,242	11,280
	Korea Zinc Co. Ltd.	71,954	11,121
^	Doosan Infracore Co. Ltd.	772,442	10,991

			Market
			Value•
		Shares	($000)
	Woori Investment &
	Securities Co. Ltd.	871,841	10,960
	Dongbu Insurance Co. Ltd.	356,011	10,803
	Hyundai Motor Co. Pfd.	324,427	10,558
	LG Telecom Ltd.	1,395,142	10,453
	Korea Investment
	Holdings Co. Ltd.	378,485	10,094
	Korea Gas Corp.	237,626	10,026
^	Honam Petrochemical Corp.	136,093	9,335
	Hyundai Mipo Dockyard	113,070	9,315
	STX Pan Ocean Co. Ltd.	997,530	9,090
	Hanjin Shipping Co. Ltd.	569,570	7,741
	LG Electronics Inc.	183,089	7,253
	Dongkuk Steel Mill Co. Ltd.	333,692	7,086
	Hite Brewery Co. Ltd.	51,975	7,072
	Lotte Confectionery Co. Ltd.	6,927	6,966
	LG Dacom Corp.	432,930	6,837
	Doosan Corp.	98,051	6,800
	SK Networks Co. Ltd.	718,620	6,792
	Tong Yang Securities Inc.	733,436	6,720
*	SK Broadband Co. Ltd.	1,539,848	6,331
	Hanwha Chem Corp.	670,040	6,230
	S1 Corp.	148,120	5,929
	Hanjin Heavy Industries
	& Construction Co. Ltd.	311,562	5,567
^	Taewoong Co. Ltd.	78,578	5,358
*	Celltrion Inc.	436,449	5,265
^	STX Offshore &
	Shipbuilding Co. Ltd.	440,957	4,706
*	Korea Express Co. Ltd.	74,718	4,103
	Taihan Electric
	Wire Co. Ltd.	236,491	3,779
			3,502,425
Taiwan (11.0%)
	HON HAI Precision
	Industry Co. Ltd.	70,951,633	277,905
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	127,718,045	231,680
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	19,650,545	187,466
	MediaTek Inc.	8,401,186	117,583
*	Cathay Financial
	Holding Co. Ltd.	54,346,202	93,197
	China Steel Corp.	91,269,869	81,033
	Nan Ya Plastics Corp.	47,473,439	75,520
	Formosa Plastics Corp.	36,973,458	70,918
	Asustek Computer Inc.	35,722,291	65,610
	HTC Corp.	6,080,242	60,380
	Acer Inc.	23,749,014	55,980
	Formosa Chemicals &
	Fibre Corp.	26,905,164	50,138
	Chunghwa
	Telecom Co. Ltd.	27,143,319	47,644
	Chinatrust Financial
	Holding Co. Ltd.	78,352,403	47,064

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
*	Fubon Financial
	Holding Co. Ltd.	41,719,144	46,293
	Yuanta Financial
	Holding Co. Ltd.	68,423,773	45,155
	Delta Electronics Inc.	15,723,245	43,659
	Compal Electronics Inc.	34,919,083	43,656
	Mega Financial
	Holding Co. Ltd.	72,802,296	40,542
	Quanta Computer Inc.	20,415,880	38,620
	Chunghwa
	Telecom Co. Ltd. ADR	2,151,204	37,388
*,^	United Microelectronics
	Corp. ADR	10,880,097	35,796
	Uni-President
	Enterprises Corp.	31,401,385	35,037
	AU Optronics Corp.	38,172,669	33,850
	Far Eastern
	Textile Co. Ltd.	26,730,400	31,521
	Taiwan Mobile Co. Ltd.	17,596,785	31,471
*	United
	Microelectronics Corp.	61,451,970	29,541
	Taiwan Cement Corp.	28,175,583	28,907
	Formosa
	Petrochemical Corp.	11,784,559	28,737
	AU Optronics
	Corp. ADR	3,093,195	27,313
	First Financial
	Holding Co. Ltd.	45,081,761	26,043
	Lite-On
	Technology Corp.	19,728,409	25,984
	Wistron Corp.	15,376,955	25,742
	InnoLux Display Corp.	19,500,578	25,684
	Taiwan Fertilizer Co. Ltd.	7,100,800	22,044
*	China Development
	Financial Holding Corp.	84,303,785	21,961
*	Chi Mei
	Optoelectronics Corp.	42,356,999	21,131
	Chang Hwa
	Commercial Bank	47,391,094	20,620
	Taiwan Cooperative
	Bank	34,090,450	20,115
	Siliconware Precision
	Industries Co.	14,820,860	19,486
*	Shin Kong Financial
	Holding Co. Ltd.	47,655,222	19,389
	Synnex Technology
	International Corp.	9,801,151	18,544
*	SinoPac Financial
	Holdings Co. Ltd.	49,774,113	18,382
	Hua Nan Financial
	Holdings Co. Ltd.	31,072,685	18,054
	Foxconn Technology
	Co. Ltd.	5,357,976	17,849
	Far EasTone
	Telecommunications
	Co. Ltd.	15,529,043	17,472

			Market
			Value•
		Shares	($000)
	Cheng Shin Rubber
	Industry Co. Ltd.	8,279,344	17,013
	Asia Cement Corp.	15,896,508	16,691
	Advanced Semiconductor
	Engineering Inc.	21,161,400	16,678
	Siliconware Precision
	Industries Co. ADR	2,395,885	16,124
	Macronix International	31,714,944	16,076
	Epistar Corp.	5,431,732	15,817
	Pou Chen Corp.	21,625,100	14,827
	Advanced Semiconductor
	Engineering Inc. ADR	3,787,845	14,659
*	Taishin Financial
	Holding Co. Ltd.	33,835,678	13,242
	Powertech
	Technology Inc.	4,771,527	13,062
	KGI Securities Co. Ltd.	28,397,000	13,011
	Catcher
	Technology Co. Ltd.	5,333,663	12,912
	President Chain
	Store Corp.	5,405,539	12,230
*	E.Sun Financial
	Holding Co. Ltd.	30,472,591	11,862
	Novatek Microelectronics
	Corp. Ltd.	4,761,107	10,741
	Largan Precision Co. Ltd.	920,135	10,538
*	Polaris Securities
	Co. Ltd.	20,263,775	10,398
	Richtek Technology Corp.	1,268,930	9,736
	Transcend
	Information Inc.	3,011,981	9,420
	Inventec Co. Ltd.	17,015,175	9,413
	Unimicron
	Technology Corp.	8,239,754	9,401
	Simplo Technology
	Co. Ltd.	1,824,000	9,366
	Yulon Motor Co. Ltd.	8,263,280	9,243
	Young Fast
	Optoelectronics Co. Ltd.	801,000	9,165
	WPG Holdings Co. Ltd.	6,467,000	8,848
	Tripod Technology Corp.	3,460,657	8,660
	Chicony Electronics
	Co. Ltd.	3,888,399	8,503
	Far Eastern Department
	Stores Co. Ltd.	8,136,216	8,358
*	Chunghwa Picture Tubes 78,362,331		8,039
*	Ruentex Industries Ltd.	4,741,226	7,739
	Realtek
	Semiconductor Corp.	3,634,887	7,727
*	Walsin Lihwa Corp.	23,830,170	7,722
*	Inotera Memories Inc.	12,470,424	7,368
	Coretronic Corp.	6,587,000	7,212
	Taiwan Glass
	Industrial Corp.	9,364,959	7,199
	Giant Manufacturing
	Co. Ltd.	2,775,200	7,196

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	U-Ming Marine
	Transport Corp.	3,958,988	7,181
*	HannStar Display Corp.	37,945,202	7,155
	Everlight Electronics
	Co. Ltd.	2,594,089	7,091
*	Qisda Corp.	12,731,928	7,062
	Pixart Imaging Inc.	989,278	6,974
*	Tatung Co. Ltd.	31,420,600	6,920
	Phison Electronics Corp.	1,021,315	6,837
*	Powerchip
	Semiconductor Corp.	60,254,716	6,719
	Motech Industries Inc.	2,481,928	6,571
	Tung Ho Steel
	Enterprise Corp.	6,897,144	6,556
*	Clevo Co.	5,231,938	6,530
	Feng Hsin Iron &
	Steel Co.	4,302,310	6,505
*	Prime View
	International Co. Ltd.	3,905,000	6,363
	Teco Electric and
	Machinery Co. Ltd.	15,001,000	5,972
*	CMC Magnetics Corp.	26,385,700	5,794
	Eternal Chemical Co. Ltd.	6,184,395	5,731
	Advantech Co. Ltd.	3,138,622	5,586
	Formosa Taffeta Co. Ltd.	8,233,868	5,582
	Mitac International	11,884,427	5,558
	TSRC Corp.	4,706,398	5,482
	Cheng Uei Precision
	Industry Co. Ltd.	2,858,365	5,430
	Farglory Land
	Development Co. Ltd.	2,685,688	5,396
	Chinese Gamer
	International Corp.	421,000	5,348
	Kinsus Interconnect
	Technology Corp.	2,105,029	5,277
*	Evergreen Marine Corp.
	Taiwan Ltd.	10,365,879	5,235
	Nan Ya Printed Circuit
	Board Corp.	1,680,623	5,230
	Compal
	Communications Inc.	3,458,374	5,104
	Formosa International
	Hotels Corp.	402,936	5,028
	Formosa Sumco
	Technology Corp.	2,157,450	4,982
	Taiwan Secom Co. Ltd.	3,169,745	4,845
*	Capital Securities Corp.	10,404,000	4,824
*	Taiwan Business Bank	19,601,000	4,786
*	Nanya Technology Corp.	6,693,655	4,730
	Micro-Star
	International Co. Ltd.	7,669,882	4,586
*	Wan Hai Lines Ltd.	9,606,128	4,419
*	Wintek Corp.	6,620,000	4,408
*	Eva Airways Corp.	11,441,891	4,292
	Sino-American
	Silicon Products Inc.	1,981,412	4,289

			Market
			Value•
		Shares	($000)
*	Winbond
	Electronics Corp.	23,165,000	4,278
	Global Unichip Corp.	856,308	3,690
	Vanguard International
	Semiconductor Corp.	9,060,396	3,680
*	China Airlines Ltd.	11,307,765	3,515
	Yang Ming Marine
	Transport Corp.	9,941,450	3,512
	CSBC Corp. Taiwan	3,377,440	3,139
*	Evergreen International
	Storage &
	Transport Corp.	2,914,000	2,358
	Sincere Navigation	1,900,000	2,112
*	Tatung Co. Ltd. GDR	392,499	1,758
*	Via Technologies Inc.	1,160,400	702
*	Shin Kong Financial
	Holding Co., Ltd.
	Rights Exp. 12/7/09	2,167,853	200
*	Ya Hsin
	Industrial Co. Ltd.	5,306,018	—
			3,019,622
Thailand (1.3%)
	PTT PCL (Foreign)	7,085,837	50,156
	PTT Exploration &
	Production PCL
	(Foreign)	11,372,618	48,557
	Bangkok Bank PCL
	(Foreign)	9,380,231	31,461
	Kasikornbank PCL
	(Foreign)	11,839,449	28,702
	Siam Commercial
	Bank PCL (Foreign)	11,657,057	26,587
	Advanced Info Service
	PCL (Foreign)	7,651,177	19,592
	Banpu PCL (Foreign)	1,197,417	15,395
	Bangkok Bank
	PCL (Local)	4,607,643	15,235
	Siam Cement
	PCL (Foreign)	2,456,707	15,221
	Bank of Ayudhya
	PLC (Local)	20,991,834	11,146
	CP ALL PCL (Foreign)	18,883,615	10,653
	IRPC PCL (Foreign)	91,786,660	10,399
	Thai Oil PCL (Foreign)	7,851,800	9,538
	PTT PCL (Local)	1,061,800	7,516
	Krung Thai Bank
	PCL (Foreign)	27,600,921	7,196
	PTT Aromatics &
	Refining PCL (Foreign)	10,679,011	6,699
	PTT Chemical PCL
	(Foreign)	3,556,238	6,527
	BEC World
	PCL (Foreign)	9,222,225	6,139
*	TMB Bank
	PCL (Foreign)	170,098,844	5,541

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Land and Houses
	PCL (Foreign)	27,749,947	4,963
	Siam Cement
	PCL (Local)	815,410	4,925
	Total Access
	Communication
	PCL (Foreign)	4,189,891	4,834
	Glow Energy
	PCL (Foreign)	5,030,555	4,782
	Ratchaburi Electricity
	Generating Holding PCL	3,728,135	4,108
	Advanced Info
	Service PCL (Local)	1,242,000	3,180
	Total Access
	Communication
	PCL (Local)	2,108,400	2,433
	Banpu PCL (Local)	184,600	2,380
	IRPC Public
	Co. Ltd. (Local)	5,727,400	649
	Thai Oil PCL (Local)	419,200	509
	PTT Aromatics &
	Refining PCL	776,600	487
	Glow Energy PCL	241,100	229
			365,739
Turkey (1.5%)
	Turkiye Garanti
	Bankasi AS	20,019,775	72,703
	Turkcell Iletisim
	Hizmet AS	7,371,596	48,773
	Akbank TAS	7,277,345	39,311
	Turkiye Is Bankasi	10,324,272	39,101
	Anadolu Efes Biracilik
	Ve Malt Sanayii AS	1,927,797	22,025
	Tupras Turkiye
	Petrol Rafine	1,232,595	21,171
*	Turkiye Vakiflar
	Bankasi Tao	8,113,512	19,676
	Turkiye Halk Bankasi AS	3,102,792	18,569
	Haci Omer Sabanci
	Holding AS	4,905,568	17,935
*	Yapi ve Kredi
	Bankasi AS	8,551,727	17,583
	Turk
	Telekomunikasyon AS	5,311,652	16,122
	BIM Birlesik
	Magazalar AS	374,083	13,563
*	KOC Holding AS	5,139,260	13,092

			Market
			Value•
		Shares	($000)
*	Eregli Demir ve Celik
	Fabrikalari TAS	4,442,781	12,061
	Enka Insaat ve
	Sanayi AS	2,493,073	10,060
*	Asya Katilim Bankasi AS	4,432,776	9,168
	Dogan Sirketler
	Grubu Holdings	8,209,672	5,401
	Coca-Cola Icecek AS	635,597	4,907
*	Petkim
	Petrokimya Holding	928,475	4,476
*	Turk Sise ve Cam
	Fabrikalari AS	4,053,452	4,254
*	Tekfen Holding AS	1,327,921	3,802
	Aksigorta AS	1,208,088	3,649
			417,402
Total Common Stocks
(Cost $23,455,884)			27,356,702
Temporary Cash Investments (2.5%)[1]
Money Market Fund (2.4%)
3,4	Vanguard Market
	Liquidity Fund, 0.225%	668,769,055	668,769

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[5,6,7] Federal Home Loan
	Bank Discount Notes,
	0.220%, 3/26/10	7,000	6,996
5,6	Fannie Mae Discount
	Notes, 0.200%, 3/24/10	4,000	3,998
			10,994
Total Temporary Cash Investments
(Cost $679,760)			679,763
Total Investments (102.2%)
(Cost $24,135,644)			28,036,465
Other Assets and Liabilities (–2.2%)
Other Assets			96,280
Liabilities[4]			(704,520)
			(608,240)
Net Assets (100%)			27,428,225

Emerging Markets Stock Index Fund

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	25,466,974
Undistributed Net Investment Income	301,998
Accumulated Net Realized Losses	(2,235,127)
Unrealized Appreciation (Depreciation)
Investment Securities	3,900,821
Futures Contracts	(2,876)
Swap Contracts	(4,604)
Foreign Currencies	1,039
Net Assets	27,428,225

Investor Shares—Net Assets
Applicable to 293,888,902 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,024,208
Net Asset Value Per Share—
Investor Shares	$23.90

Admiral Shares—Net Assets
Applicable to 84,997,277 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,673,583
Net Asset Value Per Share—
Admiral Shares	$31.45

Signal Shares—Net Assets
Applicable to 15,309,730 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	463,272
Net Asset Value Per Share—
Signal Shares	$30.26

Amount
($000)
Institutional Shares—Net Assets
Applicable to 72,285,967 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,730,528
Net Asset Value Per Share—
Institutional Shares	$23.94

ETF Shares—Net Assets
Applicable to 410,558,942 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,536,634
Net Asset Value Per Share—
ETF Shares	$37.84

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $563,638,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and swap contracts. After giving effect to futures and swap investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 2.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the value of this security represented 0.9% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $617,087,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,347,000 have been segregated as collateral for open swap contracts.
7 Securities with a value of $4,498,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Stock Index Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1]	413,734
Interest[2]	286
Security Lending	16,434
Total Income	430,454
Expenses
The Vanguard Group—Note B
Investment Advisory Services	512
Management and Administrative—Investor Shares	15,615
Management and Administrative—Admiral Shares	3,517
Management and Administrative—Signal Shares	605
Management and Administrative—Institutional Shares	1,588
Management and Administrative—ETF Shares	14,039
Marketing and Distribution—Investor Shares	1,752
Marketing and Distribution—Admiral Shares	410
Marketing and Distribution—Signal Shares	95
Marketing and Distribution—Institutional Shares	328
Marketing and Distribution—ETF Shares	2,115
Custodian Fees	9,955
Auditing Fees	40
Shareholders’ Reports and Proxies—Investor Shares	455
Shareholders’ Reports and Proxies—Admiral Shares	27
Shareholders’ Reports and Proxies—Signal Shares	3
Shareholders’ Reports and Proxies—Institutional Shares	—
Shareholders’ Reports and Proxies—ETF Shares	867
Trustees’ Fees and Expenses	28
Total Expenses	51,951
Net Investment Income	378,503
Realized Net Gain (Loss)
Investment Securities Sold	(1,269,893)
Futures Contracts	25,109
Foreign Currencies	(9,547)
Realized Net Gain (Loss)	(1,254,331)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	8,594,820
Futures Contracts	(4,676)
Swap Contracts	(4,604)
Foreign Currencies	2,448
Change in Unrealized Appreciation (Depreciation)	8,587,988
Net Increase (Decrease) in Net Assets Resulting from Operations	7,712,160

1 Dividends are net of foreign withholding taxes of $48,944,000.
2 Interest income from an affiliated company of the fund was $229,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	378,503	649,638
Realized Net Gain (Loss)	(1,254,331)	163,245
Change in Unrealized Appreciation (Depreciation)	8,587,988	(16,915,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,712,160	(16,102,966)
Distributions
Net Investment Income
Investor Shares	(231,087)	(229,894)
Admiral Shares	(69,431)	(66,571)
Signal Shares	(12,807)	(8,343)
Institutional Shares	(45,949)	(24,830)
ETF Shares	(251,740)	(111,980)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(611,014)	(441,618)
Capital Share Transactions
Investor Shares	(309,416)	(954,191)
Admiral Shares	333,668	218,311
Signal Shares	42,629	207,807
Institutional Shares	304,253	471,828
ETF Shares	7,449,732	3,320,651
Net Increase (Decrease) from Capital Share Transactions	7,820,866	3,264,406
Total Increase (Decrease)	14,922,012	(13,280,178)
Net Assets
Beginning of Period	12,506,213	25,786,391
End of Period[1]	27,428,225	12,506,213
1 Net Assets—End of Period includes undistributed net investment income of $301,998,000 and $540,785,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Stock Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.66	$36.78	$22.05	$16.91	$12.88
Investment Operations
Net Investment Income	.398[1]	.780	.604[1]	.396	.307
Net Realized and Unrealized Gain (Loss)
on Investments[2]	8.542	(21.313)	14.522	5.059	3.982
Total from Investment Operations	8.940	(20.533)	15.126	5.455	4.289
Distributions
Dividends from Net Investment Income	(.700)	(.587)	(.396)	(.315)	(.259)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.700)	(.587)	(.396)	(.315)	(.259)
Net Asset Value, End of Period	$23.90	$15.66	$36.78	$22.05	$16.91

Total Return[3]	60.07%	–56.66%	69.59%	32.55%	33.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,024	$5,345	$14,150	$7,202	$4,937
Ratio of Total Expenses to
Average Net Assets	0.40%	0.32%	0.37%	0.42%	0.45%
Ratio of Net Investment Income to
Average Net Assets	2.16%	2.81%	2.24%	2.20%	2.48%
Portfolio Turnover Rate[4]	12%	20%	9%	26%	15%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.01, $.02, $.01, $.01, and $.00.
3 Total returns do not reflect the 0.50% (0.25% prior to October 30, 2009, 0.50% prior to June 26, 2008) transaction fee on purchases; the 2% fee assessed on redemptions until March 23, 2005, and held for less than two months; the 0.25% (0.50% prior to June 26, 2008) fee on all other redemptions; or the account service fee that may be applicable to certain accounts with balances below $10,000.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Stock Index Fund

Financial Highlights

Admiral Shares
				June 23,
				2006[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$20.63	$48.47	$29.03	$25.00
Investment Operations
Net Investment Income	.567[2]	1.079	.853[2]	.222
Net Realized and Unrealized Gain (Loss) on Investments[3]	11.222	(28.099)	19.121	3.808
Total from Investment Operations	11.789	(27.020)	19.974	4.030
Distributions
Dividends from Net Investment Income	(.969)	(.820)	(.534)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.969)	(.820)	(.534)	—
Net Asset Value, End of Period	$31.45	$20.63	$48.47	$29.03

Total Return[4]	60.29%	–56.63%	69.82%	16.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,674	$1,508	$3,514	$1,491
Ratio of Total Expenses to Average Net Assets	0.27%	0.20%	0.25%	0.30%[5]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.93%	2.36%	2.32%[5]
Portfolio Turnover Rate[6]	12%	20%	9%	26%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.01, $.03, $.01, and $.01.
4 Total returns do not reflect the 0.50% (0.25% prior to October 30, 2009, 0.50% prior to June 26, 2008) transaction fee on purchases and the 0.25% (0.50% prior to June 26, 2008) transaction fee on redemptions.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Stock Index Fund

Financial Highlights

Signal Shares
			Jan. 19,
	Year Ended		2007[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$19.85	$46.61	$30.38
Investment Operations
Net Investment Income	.553[2]	1.029	.580[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	10.795	(27.029)	15.650
Total from Investment Operations	11.348	(26.000)	16.230
Distributions
Dividends from Net Investment Income	(.938)	(.760)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.938)	(.760)	—
Net Asset Value, End of Period	$30.26	$19.85	$46.61

Total Return[4]	60.33%	–56.64%	53.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$463	$266	$385
Ratio of Total Expenses to Average Net Assets	0.27%	0.20%	0.25%[5]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.93%	2.36%[5]
Portfolio Turnover Rate[6]	12%	20%	9%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.01, $.02, and $.00.
4 Total returns do not reflect the 0.50% (0.25% prior to October 30, 2009, 0.50% prior to June 26, 2008) transaction fee on purchases and the 0.25% (0.50% prior to June 26, 2008) transaction fee on redemptions.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Stock Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.71	$36.90	$22.11	$16.95	$12.90
Investment Operations
Net Investment Income	.437[1]	.835	.686[1]	.443	.344
Net Realized and Unrealized Gain (Loss)
on Investments[2]	8.547	(21.393)	14.533	5.059	3.982
Total from Investment Operations	8.984	(20.558)	15.219	5.502	4.326
Distributions
Dividends from Net Investment Income	(.754)	(.632)	(.429)	(.342)	(.276)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.754)	(.632)	(.429)	(.342)	(.276)
Net Asset Value, End of Period	$23.94	$15.71	$36.90	$22.11	$16.95

Total Return[3]	60.41%	–56.61%	69.90%	32.78%	33.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,731	$887	$1,463	$559	$468
Ratio of Total Expenses to
Average Net Assets	0.23%	0.15%	0.20%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.98%	2.41%	2.37%	2.64%
Portfolio Turnover Rate[4]	12%	20%	9%	26%	15%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.01, $.01, $.01, $.01, and $.00.
3 Total returns do not reflect the 0.50% (0.25% prior to October 30, 2009, 0.50% prior to June 26, 2008) transaction fee on purchases; the 2% fee assessed on redemptions until March 23, 2005, and held for less than two months; or the 0.25% (0.50% prior to June 26, 2008) fee on all other redemptions.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Stock Index Fund

Financial Highlights

ETF Shares
					March 4,
					2005[1] to
		Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2009	2008[2]	2007[2]	2006[2]	2005[2]
Net Asset Value, Beginning of Period	$24.83	$58.31	$34.96	$26.81	$25.28
Investment Operations
Net Investment Income	.668[3]	1.303	1.065[3]	.667	.435
Net Realized and Unrealized Gain (Loss)
on Investments[4]	13.520	(33.798)	22.955	8.022	1.095
Total from Investment Operations	14.188	(32.495)	24.020	8.689	1.530
Distributions
Dividends from Net Investment Income	(1.178)	(.985)	(.670)	(.539)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.178)	(.985)	(.670)	(.539)	—
Net Asset Value, End of Period	$37.84	$24.83	$58.31	$34.96	$26.81

Total Return	60.28%	–56.62%	69.78%	32.74%	6.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,537	$4,500	$6,275	$1,582	$375
Ratio of Total Expenses to
Average Net Assets	0.27%	0.20%	0.25%	0.30%	0.30%[5]
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.93%	2.36%	2.32%	2.59%[5]
Portfolio Turnover Rate[6]	12%	20%	9%	26%	15%

1 Inception.
2 Adjusted to reflect a 2-for-1 share split as of the close business on June 13, 2008.
3 Calculated based on average shares outstanding.
4 Includes increases from redemption fees of $.01, $.02, $.03, $.03 and $.00.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Stock Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced

Emerging Markets Stock Index Fund

more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund has entered into an equity swap contract to earn the total return on a selected stock in the fund’s target index. Investing through the swap provides a return advantage over buying the individual stock. Under the terms of the swap, the fund receives the total return (either receiving the increase or paying the decrease) on the reference stock, applied to a notional amount that is the value of a designated number of shares of the stock at the beginning of the swap. The counterparty pays the fund a fixed rate less a specified interest rate spread, that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount equal to the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with the swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that the fund will incur fees in the event it terminates a swap prior to the scheduled termination date. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Emerging Markets Stock Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $5,402,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	6,303,259	—	—
Common Stocks—Other	1,071,341	19,982,102	—
Temporary Cash Investments	668,769	10,994	—
Futures Contracts—Assets[1]	135	—	—
Swap Contracts—Liabilities	—	(4,604)	—
Total	8,043,504	19,988,492	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
MSCI Taiwan Index	November 2009	2,700	71,685	(2,876)

Emerging Markets Stock Index Fund

Total Return Swaps
				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	(Paid)[2]	($000)
Cyrela Brazil Realty SA	Jan. 21, 2010	MSCS	21,141	4.89%	(4,604)
1 MSCS—Morgan Stanley Capital Services.
2 Based on one-month Fed Funds rate as of October 31, 2009.

The fund had net unrealized foreign currency gains of $1,039,000 resulting from the translation of other assets and liabilities at October 31, 2009.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2009, the fund realized net foreign currency losses of $9,547,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $3,107,000 on the fund’s passive foreign investment company holdings at October 31, 2008, has been distributed and is reflected in the balance of undistributed net investment income. During the year ended October 31, 2009, the fund realized gains on the sale of passive foreign investment companies of $3,271,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2009, was $17,309,000.

During the year ended October 31, 2009, the fund realized $179,907,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2009, the fund had $345,678,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,235,121,000 to offset future net capital gains of $15,143,000 through October 31, 2012, $167,331,000 through October 31, 2014, $460,853,000 through October 31, 2016, and $1,591,794,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $24,152,956,000. Net unrealized appreciation of investment securities for tax purposes was $3,883,509,000, consisting of unrealized gains of $5,735,715,000 on securities that had risen in value since their purchase and $1,852,206,000 in unrealized losses on securities that had fallen in value since their purchase.

Emerging Markets Stock Index Fund

F. During the year ended October 31, 2009, the fund purchased $10,332,952,000 of investment securities and sold $2,765,237,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,853,897	96,420	3,872,977	135,857
Issued in Lieu of Cash Distributions	223,214	15,577	222,748	6,777
Redeemed[1]	(2,386,527)	(159,509)	(5,049,916)	(185,897)
Net Increase (Decrease)—Investor Shares	(309,416)	(47,512)	(954,191)	(43,263)
Admiral Shares
Issued	639,959	25,023	997,071	24,577
Issued in Lieu of Cash Distributions	60,382	3,205	58,820	1,359
Redeemed[1]	(366,673)	(16,316)	(837,580)	(25,354)
Net Increase (Decrease)—Admiral Shares	333,668	11,912	218,311	582
Signal Shares
Issued	154,975	6,912	301,803	8,027
Issued in Lieu of Cash Distributions	11,476	633	7,172	172
Redeemed[1]	(123,822)	(5,646)	(101,168)	(3,051)
Net Increase (Decrease)—Signal Shares	42,629	1,899	207,807	5,148
Institutional Shares
Issued	554,729	28,701	650,503	24,200
Issued in Lieu of Cash Distributions	28,341	1,978	16,639	505
Redeemed[1]	(278,817)	(14,848)	(195,314)	(7,891)
Net Increase (Decrease)—Institutional Shares	304,253	15,831	471,828	16,814
ETF Shares
Issued	7,505,813	231,324	3,410,974	76,025[2]
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(56,081)	(2,000)	(90,323)	(2,400)[2]
Net Increase (Decrease)—ETF Shares	7,449,732	229,324	3,320,651	73,625[2]
1 Net of redemption fees for fiscal 2009 and 2008 of $5,687,000 and $14,015,000, respectively (fund totals).
2 Shares adjusted to reflect a 2-for-1 split as of the close of business on June 13, 2008.

H. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 15, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard International Equity Index Funds and the Shareholders of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund and Vanguard Emerging Markets Stock Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund and Vanguard Emerging Markets Stock Index Fund (separate portfolios of Vanguard International Equity Index Funds, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 15, 2009

Special 2009 tax information (unaudited) for Vanguard European Stock Index Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $902,560,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through foreign source income of $521,510,000 and foreign taxes paid of $39,234,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

Special 2009 tax information (unaudited) for Vanguard Pacific Stock Index Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $161,789,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through foreign source income of $184,952,000 and foreign taxes paid of $9,313,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

Special 2009 tax information (unaudited) for Vanguard Emerging Markets Stock Index Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $393,065,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through foreign source income of $501,215,000 and foreign taxes paid of $49,564,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Stock Index Funds
Periods Ended October 31, 2009
	One	Five	Ten
	Year	Years	Years
European Stock Index Fund Investor Shares[1]
Returns Before Taxes	26.25%	5.31%	2.83%
Returns After Taxes on Distributions	24.84	4.72	2.21
Returns After Taxes on Distributions and Sale of Fund Shares	18.16	4.47	2.22

Pacific Stock Index Fund Investor Shares[1]
Returns Before Taxes	23.23%	4.12%	0.08%
Returns After Taxes on Distributions	23.05	3.76	–0.24
Returns After Taxes on Distributions and Sale of Fund Shares	15.54	3.48	–0.04

Emerging Markets Stock Index Fund Investor Shares[2]
Returns Before Taxes	58.90%	15.66%	11.06%
Returns After Taxes on Distributions	57.78	15.27	10.52
Returns After Taxes on Distributions and Sale of Fund Shares	38.88	13.66	9.57

1 Total returns do not reflect the 0.50% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Performance figures are adjusted for the 0.50% (0.25% prior to October 30, 2009, 0.50% prior to June 26, 2008) transaction fee on purchases and 0.25% (0.50% prior to June 26, 2008) transaction fee on redemptions. Total returns do not reflect the 2% fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying tables illustrate your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the transaction fees or the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Stock Index Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return
European
Investor Shares	$1,000.00	$1,340.79	$1.48
Admiral Shares	1,000.00	1,341.39	0.89
Signal Shares	1,000.00	1,341.35	0.89
Institutional Shares	1,000.00	1,342.35	0.59
ETF Shares	1,000.00	1,341.74	0.89
Pacific
Investor Shares	$1,000.00	$1,241.60	$1.41
Admiral Shares	1,000.00	1,243.33	0.79
Signal Shares	1,000.00	1,243.32	0.79
Institutional Shares	1,000.00	1,244.19	0.57
ETF Shares	1,000.00	1,243.47	0.79
Emerging Markets
Investor Shares[2]	$1,000.00	$1,381.50	$2.40
Admiral Shares[2]	1,000.00	1,381.81	1.68
Signal Shares[2]	1,000.00	1,382.37	1.68
Institutional Shares[2]	1,000.00	1,382.22	1.44
ETF Shares	1,000.00	1,382.03	1.68

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.25% for European Stock Index Fund Investor Shares, 0.15% for Admiral Shares, 0.15% for Signal Shares, 0.10% for Institutional Shares, and 0.15% for ETF Shares; 0.25% for Pacific Stock Index Fund Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.10% for Institutional Shares, and 0.14% for ETF Shares; 0.40% for Emerging Markets Stock Index Fund Investor Shares, 0.28% for Admiral Shares, 0.28% for Signal Shares, 0.24% for Institutional Shares, and 0.28% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.
2 Calculations do not reflect the fund’s 0.50% (0.25% between June 26, 2008 and October 29, 2009) purchase fee, which is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Stock Index Fund	4/30/2009	10/31/2009	Period[1]
Based on Hypothetical 5% Yearly Return
European
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.45	0.77
Signal Shares	1,000.00	1,024.45	0.77
Institutional Shares	1,000.00	1,024.70	0.51
ETF Shares	1,000.00	1,024.45	0.77
Pacific
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.50	0.71
Signal Shares	1,000.00	1,024.50	0.71
Institutional Shares	1,000.00	1,024.70	0.51
ETF Shares	1,000.00	1,024.50	0.71
Emerging Markets
Investor Shares[2]	$1,000.00	$1,023.19	$2.04
Admiral Shares[2]	1,000.00	1,023.79	1.43
Signal Shares[2]	1,000.00	1,023.79	1.43
Institutional Shares[2]	1,000.00	1,024.00	1.22
ETF Shares	1,000.00	1,023.79	1.43

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.25% for European Stock Index Fund Investor Shares, 0.15% for Admiral Shares, 0.15% for Signal Shares, 0.10% for Institutional Shares, and 0.15% for ETF Shares; 0.25% for Pacific Stock Index Fund nvestor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.10% for Institutional Shares, and 0.14% for ETF Shares; 0.40% for Emerging Markets Stock Index Fund Investor Shares, 0.28% for Admiral Shares, 0.28% for Signal Shares, 0.24% for Institutional Shares, and 0.28% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.
2 Calculations do not reflect the fund’s 0.50% (0.25% between June 26, 2008 and October 29, 2009) purchase fee, which is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Founder
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q720 122009

Vanguard Developed Markets
Index Funds Annual Report
October 31, 2009

Vanguard Developed Markets Index Fund
Vanguard Institutional Developed Markets Index Fund

> Global equity markets began to recover in March and continued to climb as earnings reports improved and investor confidence revived.

> For the fiscal year ended October 31, 2009, Vanguard Developed Markets Index

Fund and Vanguard Institutional Developed Markets Index Fund both returned about 25%.

> All ten industry sectors posted gains, with materials, industrials, and financials leading the way.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	8
Developed Markets Index Fund	10
Institutional Developed Markets Index Fund	31
Your Fund’s After-Tax Returns	54
About Your Fund’s Expenses	55
Glossary	57

 Developed Markets Index Fund
                          Institutional Developed Markets Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Developed Markets Index Fund	VDMIX	25.23%
MSCI EAFE Index		27.71
International Funds Average[1]		26.69

Vanguard Institutional Developed Markets Index Fund	VIDMX	25.40%
MSCI EAFE Index		27.71
International Funds Average[1]		26.69

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Developed Markets Index Fund	$7.79	$9.26	$0.398	$0.000
Vanguard Institutional Developed Markets
Index Fund	7.74	9.19	0.414	0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

As the world emerged from the worst global financial crisis since the 1930s, international stocks outpaced U.S. equities during the 2009 fiscal year.

The Developed Markets Index Fund and Institutional Developed Markets Index Fund, which were previously included in a shareholder report encompassing other Vanguard international equity funds, are now issuing their own report. The funds modified their investment policies in June; as a result of the change, the two former “funds of funds” can invest directly in individual stocks in European and Pacific markets.

This change in policies led to additional developments. First, the funds’ trustees voted to reorganize Vanguard Developed Markets Index Fund and its Institutional counterpart as a single fund, concluding that such a combination would be in the best interest of shareholders in each fund. Second, Vanguard Institutional Developed Markets Index Fund was closed to new accounts. We expect the reorganization to occur on or around January 22, 2010.

The reorganized Vanguard Developed Markets Index Fund will offer Institutional Shares that are expected to have the same expense ratio as the existing Vanguard Institutional Developed Markets Index Fund.

2

The funds each returned about 25% for the 12 months ended October 31. Because of temporary price differences arising from fair-value pricing policies (please see the text box on page 6), the funds did not appear to track their benchmarks as closely as they typically do.

If you own one or more of the funds in a taxable account, you may wish to review the details of the funds’ after-tax returns on page 54.

A vicious bear market quickly turned bullish

A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	34.79%	–2.49%	7.58%
Russell 1000 Index (Large-caps)	11.20	–6.84	0.71
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

3

emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 are barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

The bond market experienced an equally dramatic turnaround

The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’ appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, raising their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		International
	Expense	Funds
	Ratio[1]	Average
Developed Markets Index Fund	0.29%	1.44%
Institutional Developed Markets Index Fund	0.13	1.44

1 The fund expense ratios shown are from the prospectuses dated September 23, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the funds’ total operating expenses represented 0.25% of average net assets for the Developed Markets Index Fund and 0.12% of average net assets for the
Institutional Developed Markets Index Fund. The peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

4

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Developed markets generated gains

The Developed Markets Index Funds seek to track the performance of the MSCI EAFE Index by investing in companies located in the major markets of Europe and the Pacific region. These markets produced significant returns during the fiscal year, surpassing the U.S. stock market but falling short of their emerging-market counterparts. The MSCI Pacific Index advanced about 28%, and the MSCI Europe Index returned about 27%. During the fiscal year, the dollar depreciated 13% against the euro and 9% against the yen, an advantage for U.S.-based investors in both the European and Pacific markets.

In the United Kingdom, which has been slow to shake off the global recession, stocks still increased almost 24%. France and Germany, which also accounted for hefty fund weightings, made strong contributions. So did Spain, where stocks returned nearly 56%, and Sweden, where stocks rose almost 70%.

Total Returns
Inception[1] Through October 31, 2009
Average
Annual Return
Developed Markets Index Fund	1.51%
MSCI EAFE Index	1.59
International Funds Average[2]	0.61
Institutional Developed Markets Index	1.57
MSCI EAFE Index	1.61
International Funds Average[2]	0.52

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Performance for the funds and their comparative standards is calculated since the following inception dates: May 8, 2000, for the
Developed Markets Index Fund, and June 1, 2000, for the Institutional Developed Markets Index Fund.
2 Derived from data provided by Lipper Inc.

5

A note on fair-value pricing
An index fund’s return sometimes may appear to diverge from the return of its benchmark index a bit more than would be expected. This may be the result of a fair-value pricing adjustment.
These adjustments address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values.

Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Australia, which is dwarfed by Japan in terms of the region’s country weightings, made the greatest contribution to the Pacific index’s return. Signaling the Australian economy’s solid footing, the Reserve Bank of Australia began increasing its key interest rates, and Australian financial and materials stocks each rose more than 70% during the fiscal year. Japan, which accounted for about 70% of the value of developed markets in the Pacific, on average, during the period, also saw a stock market recovery, bolstered by the consumer discretionary, industrial, and information technology sectors.

All ten industry sectors in the benchmark produced positive returns for the fiscal period. Financials, the most significant sector weighting, advanced about 34%. Banks, especially, made a difference, rebounding off their lows as economies began to stabilize.

Strong gains came from the materials, industrial, and energy sectors, reflecting increased demand for commodities. The information technology and telecommunication services sectors rose on the expectation that corporations would boost spending after a period of significant cutbacks, and the consumer discretionary and consumer staples sectors advanced as shoppers began to open their wallets.

6

The funds’ long-term results are aligned with benchmark’s

During the nearly ten years since their inceptions, a span that featured extraordinary turmoil and two savage bear markets, the two Developed Markets Index Funds have met their objective of tracking their benchmark index. Their returns have also outpaced the average annual return of their international funds peer group for the period ended October 31, 2009.

While the investment environment has been volatile and the future is unpredictable, we’re confident that Vanguard Quantitative Equity Group’s expert and disciplined index fund management will help the soon-to-be-reorganized fund capture much of the return of its benchmark index. The reorganized fund’s emphasis on keeping costs low will also help ensure that you keep more of its returns.

International stocks have a place in a diversified program

Investors dealt with two market extremes over the past fiscal year. Through the final months of 2008 and into 2009, stock markets around the world slid as the global financial crisis intensified and credit markets remained gridlocked. In March, however, markets found a bottom and then began to rise on positive economic news and investors’ newfound optimism.

Investors who maintain a long-term view realize that financial markets experience volatility from time to time, and that the market’s inherent risk is, paradoxically, a source of its potential rewards. Although such uncertainty can be hard to live with, it can be managed. Vanguard has long counseled investors to create a broadly diversified investment program that considers their time horizon, risk tolerance, and long-term goals. Such a program may include U.S. and international stock funds as well as bond and money market funds.

International stocks––and economies––often behave differently than their U.S. counterparts. Diversification may add value as long as asset classes are not completely in sync, and Vanguard’s research indicates that international equities can diversify your portfolio over the long term. As part of a well-balanced portfolio, the two Developed Markets Index Funds offer exposure to foreign investment opportunities, potentially helping you meet your long-term investing goals.

Thank you for your confidence in Vanguard.

F. William McNabb III
President and Chief Executive Officer
November 17, 2009

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Developed Markets Index Fund, Institutional Developed Markets Index Fund
			Percentage
Trustee	For	Withheld	For
John J. Brennan	3,238,376,491	48,158,442	98.5%
Charles D. Ellis	3,220,296,621	66,238,311	98.0%
Emerson U. Fullwood	3,234,626,268	51,908,665	98.4%
Rajiv L. Gupta	3,233,667,602	52,867,331	98.4%
Amy Gutmann	3,235,485,956	51,048,977	98.4%
JoAnn Heffernan Heisen	3,236,403,610	50,131,323	98.5%
F. William McNabb III	3,236,819,920	49,715,013	98.5%
André F. Perold	3,232,519,097	54,015,835	98.4%
Alfred M. Rankin, Jr.	3,236,021,880	50,513,052	98.5%
Peter F. Volanakis	3,238,134,065	48,400,867	98.5%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Developed Markets Index Fund
2a	182,188,405	1,795,124	1,757,729	20,423,838	88.4%
2b	181,862,892	2,043,196	1,835,170	20,423,838	88.2%
2c	181,641,819	1,794,713	2,304,726	20,423,838	88.1%
2d	181,932,601	1,666,963	2,141,694	20,423,838	88.2%
2e	181,845,903	1,858,565	2,036,791	20,423,837	88.2%

8

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Developed Markets Index Fund (continued)
2f	182,216,413	1,833,528	1,691,318	20,423,837	88.4%
2g	179,635,889	2,088,257	4,017,114	20,423,836	87.1%

Institutional Developed Markets Index Fund
2a	317,210,967	2,334,834	793,162	22,451,728	92.5%
2b	317,217,690	2,338,549	782,723	22,451,729	92.5%
2c	309,185,633	3,411,750	7,741,577	22,451,730	90.2%
2d	309,183,302	3,411,160	7,744,500	22,451,728	90.2%
2e	309,493,827	2,339,604	8,505,532	22,451,728	90.3%
2f	310,294,700	2,340,029	7,704,233	22,451,728	90.5%
2g	317,237,196	2,344,910	756,858	22,451,727	92.5%

9

Developed Markets Index Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	977	961	1,806
Turnover Rate	14%	—	—
Expense Ratio[3]	0.29%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	9.7%	9.7%	8.3%
Consumer Staples	10.2	10.1	8.6
Energy	8.5	8.4	11.2
Financials	26.0	26.4	26.6
Health Care	8.3	8.3	6.4
Industrials	11.1	11.1	9.8
Information Technology	4.8	4.8	6.5
Materials	9.5	9.5	11.2
Telecommunication
Services	6.0	5.9	6.4
Utilities	5.9	5.8	5.0

Volatility Measures[4]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.98	0.96
Beta	1.02	0.95

Ten Largest Holdings[5] (% of total net assets)

HSBC Holdings PLC	diversified banks	1.9%
Royal Dutch Shell PLC	integrated oil and gas	1.8
BP PLC	integrated oil and gas	1.8
BHP Billiton Ltd.	diversified metals
	and mining	1.7
Nestle SA	packaged foods
	and meats	1.7
Banco Santander SA	diversified banks	1.3
Total SA	integrated oil and gas	1.3
Telefonica SA	integrated
	telecommunication
	services	1.2
Vodafone Group PLC	wireless
	telecommunication
	services	1.2
Roche Holdings AG	pharmaceuticals	1.1
Top Ten		15.0%

Market Diversification (% of equity exposure)
		Target
	Fund	Index[1]
United Kingdom	21.4%	21.4%
Japan	21.1	21.2
France	10.8	10.7
Australia	8.2	8.3
Germany	8.0	7.9
Switzerland	7.9	7.8
Spain	4.8	4.7
Italy	3.6	3.6
Sweden	2.6	2.7
Netherlands	2.5	2.5
Hong Kong	2.4	2.4
Singapore	1.3	1.4
Finland	1.1	1.1
Belgium	1.0	1.0
Other Developed Markets	3.3	3.3

1 MSCI EAFE Index.
2 MSCI All Country World Index ex USA.
3 The fund expense ratio shown is from the prospectus dated September 23, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s total operating expenses represented 0.25% of average net assets.
4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
5 The holdings listed exclude any temporary cash investments and equity index products.

10

Developed Markets Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 8, 2000–October 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2009			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Developed Markets Index Fund[2]	25.23%	4.92%	1.51%	$11,525
MSCI All Country World Index ex USA	34.79	7.58	3.48	13,837
MSCI EAFE Index	27.71	5.10	1.59	11,612
International Funds Average[3]	26.69	4.57	0.61	10,590

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: May 8, 2000.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Derived from data provided by Lipper Inc.

11

Developed Markets Index Fund

Fiscal-Year Total Returns (%): May 8, 2000–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
Developed Markets Index Fund[1]	5/8/2000	1.60%	6.13%	1.78%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights table for dividend and capital gains information.

12

Developed Markets Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.8%)
Australia (8.0%)
BHP Billiton Ltd.	994,737	32,624
Commonwealth Bank
of Australia	450,265	20,807
Westpac Banking Corp.	863,466	20,181
National Australia Bank Ltd.	568,957	15,033
Australia & New Zealand
Banking Group Ltd.	689,935	14,072
Woolworths Ltd.	364,594	9,332
Wesfarmers Ltd.	298,146	7,440
Rio Tinto Ltd.	129,257	7,165
Westfield Group	606,652	6,573
Woodside Petroleum Ltd.	147,124	6,171
QBE Insurance Group Ltd.	297,959	6,001
CSL Ltd.	178,411	5,009
Newcrest Mining Ltd.	142,988	4,110
Macquarie Group Ltd.	90,152	3,948
Telstra Corp. Ltd.	1,294,820	3,848
Origin Energy Ltd.	260,484	3,735
Santos Ltd.	241,572	3,220
AMP Ltd.	596,721	3,144
Suncorp-Metway Ltd.	378,141	2,958
Foster’s Group Ltd.	567,963	2,785
Brambles Ltd.	416,956	2,629
Orica Ltd.	106,678	2,263
Stockland	676,436	2,247
Insurance Australia
Group Ltd.	607,161	2,042
Amcor Ltd.	362,297	1,866
AGL Energy Ltd.	133,404	1,654
Coca-Cola Amatil Ltd.	165,947	1,578
ASX Ltd.	51,286	1,546
Toll Holdings Ltd.	196,993	1,493
BlueScope Steel Ltd.	543,343	1,440
Leighton Holdings Ltd.	44,735	1,421
Transurban Group	335,436	1,361
GPT Group	2,596,151	1,325
Sonic Healthcare Ltd.	105,952	1,323
Computershare Ltd.	129,164	1,254

*	Fortescue Metals
	Group Ltd.	358,721	1,201
	WorleyParsons Ltd.	49,382	1,139
	TABCORP Holdings Ltd.	178,102	1,136
	AXA Asia Pacific
	Holdings Ltd.	298,342	1,117
	Wesfarmers Ltd.	44,178	1,107
	OneSteel Ltd.	399,833	1,086
	Incitec Pivot Ltd.	464,409	1,083
*	Alumina Ltd.	721,121	1,058
	Crown Ltd.	144,655	1,053
	Lend Lease Corp. Ltd.	126,957	1,052
*	Asciano Group	780,712	1,045
	Dexus Property Group	1,389,119	981
	Mirvac Group	733,664	961
*	OZ Minerals Ltd.	912,750	954
	Metcash Ltd.	225,963	950
	Cochlear Ltd.	16,537	948
	Goodman Group	1,745,162	936
^	Fairfax Media Ltd.	642,848	911
	Macquarie
	Infrastructure Group	704,803	902
	Boral Ltd.	174,451	890
	CFS Retail Property Trust	513,570	882
*	James Hardie
	Industries NV	130,884	830
	Bendigo and Adelaide
	Bank Ltd.	101,116	819
	Qantas Airways Ltd.	326,762	812
	Tatts Group Ltd.	358,002	793
	Sims Metal
	Management Ltd.	42,277	745
*	Paladin Energy Ltd.	192,754	697
	CSR Ltd.	390,364	664
*	Arrow Energy Ltd.	170,115	615
	Harvey Norman
	Holdings Ltd.	160,373	568
	Goodman Fielder Ltd.	384,274	551
	Nufarm Ltd.	52,522	537
	Macquarie Airports	210,241	535
	Billabong International Ltd.	55,169	510

13

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Aristocrat Leisure Ltd.	118,734	474
	Energy Resources of
	Australia Ltd.	20,577	425
	Perpetual Ltd.	10,592	353
*	Caltex Australia Ltd.	37,588	341
	SP AusNet	364,839	287
*	CSR, Ltd. Rights
	Exp. 11/9/2009	68,315	15
			235,561
Austria (0.3%)
^	Erste Group Bank AG	51,708	2,079
	OMV AG	45,138	1,860
	Telekom Austria AG	94,309	1,545
	Voestalpine AG	35,426	1,211
	Verbund - Oesterreichische
	Elektrizitaetswirtschafts AG
	Class A	22,854	1,026
^	Raiffeisen International Bank
	Holding AG	16,011	939
	Vienna Insurance Group	11,418	643
			9,303
Belgium (1.0%)
	Anheuser-Busch InBev NV	213,664	10,032
*	Fortis	656,381	2,838
	Groupe Bruxelles
	Lambert SA	23,696	2,088
*	KBC Groep NV	48,168	2,062
	Delhaize Group SA	29,550	2,007
	Solvay SA Class A	17,573	1,726
	Belgacom SA	45,045	1,687
*,^	Dexia SA	156,747	1,303
	UCB SA	29,979	1,280
	Colruyt SA	4,449	1,059
	Umicore	33,748	1,025
	Mobistar SA	8,906	612
	Nationale A Portefeuille	9,940	519
			28,238
Denmark (0.9%)
	Novo Nordisk A/S Class B	133,023	8,264
*	Vestas Wind Systems A/S	60,098	4,215
*	Danske Bank A/S	133,988	3,077
	A P Moller - Maersk A/S
	Class B	323	2,206
	Carlsberg A/S Class B	31,449	2,205
	Novozymes A/S	13,664	1,250
	A P Moller - Maersk A/S	162	1,077
*	DSV A/S	63,688	990
*	Topdanmark A/S	4,191	604
	Coloplast A/S Class B	6,923	565
	TrygVesta AS	7,026	506
*	William Demant Holding	7,006	498
	H Lundbeck A/S	17,437	338
			25,795
Finland (1.1%)
	Nokia Oyj	1,111,936	14,045
	Fortum Oyj	130,818	3,096

	Sampo Oyj	125,666	3,008
	UPM-Kymmene Oyj	153,516	1,842
	Kone Oyj Class B	45,492	1,699
	Stora Enso Oyj	172,176	1,303
	Metso Oyj	37,888	1,058
	Wartsila Oyj	24,639	892
	Elisa Oyj	39,428	764
	Nokian Renkaat Oyj	31,347	669
^	Neste Oil Oyj	37,610	665
	Kesko Oyj Class B	19,506	649
	Outokumpu Oyj	34,289	567
	Rautaruukki Oyj	24,863	507
	Orion Oyj Class B	26,650	506
	Pohjola Bank PLC	40,725	453
	Sanoma Oyj	24,074	444
			32,167
France (10.5%)
	Total SA	632,700	37,861
	Sanofi-Aventis SA	311,937	22,866
	BNP Paribas	272,793	20,551
	GDF Suez	357,890	14,962
	France Telecom SA	543,228	13,461
	AXA SA	463,861	11,536
	Societe Generale	168,239	11,174
	Groupe Danone SA	163,146	9,801
	Vivendi	347,176	9,632
	ArcelorMittal	254,733	8,621
	Carrefour SA	188,613	8,096
	Air Liquide SA	74,261	7,998
	LVMH Moet Hennessy
	Louis Vuitton SA	72,605	7,518
	L’Oreal SA	70,985	7,258
	Schneider Electric SA	69,233	7,199
	Vinci SA	125,264	6,537
	Unibail-Rodamco SE	24,095	5,336
	Cie de Saint-Gobain	108,999	5,312
	Credit Agricole SA	263,105	5,040
	Pernod-Ricard SA	57,541	4,794
	Lafarge SA	58,992	4,788
	Alstom SA	59,709	4,137
	EDF SA	70,413	3,925
	Veolia Environnement	112,486	3,675
	Cie Generale d’Optique
	Essilor International SA	59,752	3,346
	Compagnie Generale des
	Etablissements Michelin
	Class B	42,958	3,182
	Bouygues SA	66,157	3,116
*	Alcatel-Lucent	686,922	2,573
	Vallourec SA	15,808	2,489
	PPR	22,714	2,475
*	Renault SA	55,043	2,463
	European Aeronautic
	Defence and Space Co. NV	122,003	2,285
^	Hermes International	15,556	2,163
	Cap Gemini SA	43,790	2,029

14

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Accor SA	42,002	2,012
	Technip SA	31,172	1,956
	Christian Dior SA	18,670	1,862
	SES SA	82,937	1,797
	Suez Environnement Co.	78,943	1,754
	STMicroelectronics NV	200,173	1,606
	Sodexo	27,760	1,585
	Lagardere SCA	35,002	1,581
*	Peugeot SA	45,044	1,467
*	Natixis	258,596	1,453
	Publicis Groupe	34,902	1,326
	Casino Guichard
	Perrachon SA	16,265	1,292
	Thales SA	26,512	1,285
	SCOR SE	49,156	1,251
	Dassault Systemes SA	19,380	1,118
	Klepierre	26,886	1,114
	CNP Assurances	10,991	1,062
	Eutelsat Communications	29,310	932
	Safran SA	55,357	893
	Legrand SA	31,044	842
*	Cie Generale de
	Geophysique-Veritas	42,491	842
	Neopost SA	9,247	809
	Bureau Veritas SA	14,432	795
	Fonciere Des Regions	6,878	758
	Aeroports de Paris	8,767	665
^	Eiffage SA	12,170	663
*	Atos Origin SA	13,496	632
	ICADE	5,883	619
*	Air France-KLM	40,150	616
	Gecina SA	5,559	591
	Imerys SA	10,106	554
	Societe BIC SA	7,869	546
	Societe Television
	Francaise 1	34,333	539
	Iliad SA	4,803	520
	Eurazeo	8,164	513
	Societe Des Autoroutes
	Paris-Rhin-Rhone	6,718	505
^	Eramet	1,530	476
	M6-Metropole Television	19,040	459
	PagesJaunes Groupe	36,488	447
	BioMerieux	4,010	445
*	JC Decaux SA	19,788	400
	Ipsen SA	7,447	379
			309,160
Germany (7.8%)
	Siemens AG	243,872	22,038
	E.ON AG	563,614	21,600
	Bayer AG	226,695	15,728
	Allianz SE	134,372	15,402
	BASF SE	273,817	14,657
	Deutsche Bank AG	175,865	12,777
	Daimler AG	238,355	11,578

	SAP AG	254,031	11,506
	Deutsche Telekom AG	839,746	11,475
	RWE AG	124,109	10,886
	Muenchener
	Rueckversicherungs AG	61,242	9,689
	Bayerische Motoren
	Werke AG	98,043	4,796
	Linde AG	44,875	4,710
	Deutsche Boerse AG	57,681	4,672
^	Volkswagen AG	26,243	4,267
	Deutsche Post AG	250,605	4,240
	ThyssenKrupp AG	99,143	3,194
	Volkswagen AG Pfd.	31,309	3,119
	Fresenius Medical
	Care AG & Co. KGaA	57,115	2,772
	Adidas AG	57,451	2,660
	MAN SE	31,628	2,604
	HeidelbergCement AG	41,375	2,475
	K&S AG	43,719	2,386
	Henkel AG & Co. KGaA	52,386	2,386
*	Commerzbank AG	212,433	2,213
	Porsche Automobil
	Holding SE	25,780	1,972
	Metro AG	33,409	1,854
	Merck KGaA	18,962	1,783
	Beiersdorf AG	26,117	1,609
	Henkel AG & Co. KGaA	38,502	1,488
*	Infineon Technologies AG	324,350	1,461
	Daimler AG	29,358	1,416
*	QIAGEN NV	66,707	1,383
	Fresenius AG Pfd.	23,762	1,380
	Salzgitter AG	11,581	1,041
	Deutsche Lufthansa AG	67,209	1,038
	Hochtief AG	12,304	929
	RWE AG	11,525	904
	GEA Group AG	46,137	871
*	Hannover
	Rueckversicherung AG	17,854	805
*	Deutsche Postbank AG	25,947	803
	Wacker Chemie AG	4,620	664
	Celesio AG	24,887	617
^	Solarworld AG	24,805	537
	Fraport AG Frankfurt
	Airport Services Worldwide	10,964	516
	Bayerische Motoren
	Werke AG	14,959	492
*	United Internet AG	37,533	489
	Puma AG Rudolf
	Dassler Sport	1,577	483
	Fresenius SE	8,346	416
	Suedzucker AG	19,641	406
*,^	TUI AG	41,206	286
	Hamburger Hafen und
	Logistik AG	7,287	284
			229,757

15

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
Greece (0.7%)
*	National Bank of Greece SA	157,822	5,770
*	Alpha Bank AE	105,465	2,033
	OPAP SA	66,013	1,680
*	Piraeus Bank SA	90,310	1,557
*	EFG Eurobank Ergasias SA	95,909	1,519
	Coca Cola Hellenic
	Bottling Co. SA	54,473	1,420
	Bank of Cyprus
	Public Co. Ltd.	166,168	1,315
	Hellenic Telecommunications
	Organization SA	50,094	843
*	National Bank of
	Greece SA ADR	106,643	775
	Marfin Investment Group SA	189,363	755
*	Public Power Corp. SA	34,585	705
	Titan Cement Co. SA	17,136	592
	Hellenic Telecommunications
	Organization SA ADR	47,469	403
	Hellenic Petroleum SA	27,339	331
			19,698
Hong Kong (2.3%)
	Sun Hung Kai Properties Ltd.	418,557	6,341
	Hong Kong Exchanges
	and Clearing Ltd.	301,885	5,314
	Cheung Kong Holdings Ltd.	407,895	5,177
	Hutchison Whampoa Ltd.	625,757	4,392
	CLP Holdings Ltd.	608,824	4,080
	Hang Seng Bank Ltd.	225,482	3,185
	Hong Kong &
	China Gas Co. Ltd.	1,180,467	2,840
	Li & Fung Ltd.	670,309	2,788
	Swire Pacific Ltd.	228,091	2,780
	BOC Hong Kong
	Holdings Ltd.	1,096,854	2,525
	Hang Lung Properties Ltd.	615,393	2,326
	Henderson Land
	Development Co. Ltd.	319,492	2,259
	Wharf Holdings Ltd.	410,308	2,217
	Esprit Holdings Ltd.	332,531	2,214
	Hongkong Electric
	Holdings Ltd.	411,634	2,201
	New World
	Development Ltd.	727,680	1,566
	Bank of East Asia Ltd.	441,453	1,548
	MTR Corp.	411,164	1,456
	Link REIT	629,585	1,418
	Hang Lung Group Ltd.	232,969	1,168
	Kerry Properties Ltd.	207,277	1,156
	Sino Land Co. Ltd.	489,441	931
	Wheelock & Co. Ltd.	270,428	869
	Shangri-La Asia Ltd.	390,812	752
*	Cathay Pacific Airways Ltd.	359,292	582
*	Foxconn International
	Holdings Ltd.	652,098	573
	Hysan Development Co. Ltd.	193,274	571
	Yue Yuen Industrial
	Holdings Ltd.	200,702	559
	Hopewell Holdings Ltd.	174,179	548
	Wing Hang Bank Ltd.	53,757	521
	Cheung Kong Infrastructure
	Holdings Ltd.	138,603	493
	NWS Holdings Ltd.	251,483	477
	ASM Pacific Technology Ltd.	60,826	473
	Television Broadcasts Ltd.	78,298	370
*,^	Mongolia Energy Co. Ltd.	879,614	370
	Chinese Estates
	Holdings Ltd.	199,456	342
	Orient Overseas
	International Ltd.	59,861	292
	Lifestyle International
	Holdings Ltd.	161,943	260
	PCCW Ltd.	1,032,956	254
	Hong Kong Aircraft
	Engineering Co. Ltd.	18,292	216
			68,404
Ireland (0.3%)
	CRH PLC	205,252	5,033
	Kerry Group PLC Class A	41,485	1,230
*	Elan Corp. PLC	148,105	776
*	Ryanair Holdings PLC ADR	16,628	453
*	Ryanair Holdings PLC	25,446	111
			7,603
Italy (3.5%)
	ENI SPA	772,368	19,129
*	UniCredit SPA	4,224,430	14,153
	Enel SPA	1,949,635	11,601
*	Intesa Sanpaolo SPA	2,279,127	9,592
	Assicurazioni Generali SPA	346,563	8,726
	Telecom Italia SPA	2,989,981	4,750
*	Fiat SPA	227,905	3,393
	Tenaris SA	139,374	2,480
	Unione di Banche
	Italiane SCPA	169,190	2,417
	Saipem SPA	77,750	2,294
^	Snam Rete Gas SPA	450,013	2,183
	Finmeccanica SPA	121,388	2,037
	Telecom Italia SPA RNC	1,767,557	1,945
	Atlantia SPA	76,319	1,805
	Mediobanca SPA	140,382	1,791
*	Banco Popolare SC	189,650	1,647
	Terna Rete Elettrica
	Nazionale SPA	384,774	1,525
	Parmalat SPA	501,499	1,390
	Mediaset SPA	209,616	1,361
	Banca Monte dei
	Paschi di Siena SPA	650,473	1,236
	Intesa Sanpaolo SPA	276,615	902
	Banca Popolare di
	Milano Scarl	117,328	873
*	Luxottica Group SPA	34,327	836
	A2A SPA	324,394	598

16

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
^	Banca Carige SPA	191,067	539
	Prysmian SPA	29,553	520
*	Pirelli & C SPA	778,782	437
	Exor SPA	20,906	412
	Mediolanum SPA	62,364	396
*	Autogrill SPA	30,530	343
	Fondiaria-Sai SPA	18,380	335
*	Unipol Gruppo
	Finanziario SPA	218,505	317
^	Italcementi SPA	20,431	294
^	Lottomatica SPA	13,621	290
	Saras SPA	84,250	273
	ACEA SPA	22,011	257
			103,077
Japan (20.6%)
	Toyota Motor Corp.	817,592	32,276
	Honda Motor Co. Ltd.	490,100	15,138
	Mitsubishi UFJ Financial
	Group Inc.	2,765,845	14,732
	Canon Inc.	315,849	11,908
	Sumitomo Mitsui
	Financial Group Inc.	269,556	9,162
	Takeda
	Pharmaceutical Co. Ltd.	222,859	8,913
	Tokyo Electric
	Power Co. Inc.	361,723	8,892
	Sony Corp.	298,497	8,814
	Mitsubishi Corp.	403,243	8,549
	Panasonic Corp.	579,855	8,185
	Nomura Holdings Inc.	1,057,298	7,452
	Mizuho Financial
	Group Inc.	3,743,337	7,383
	Nintendo Co. Ltd.	29,396	7,373
	Mitsui & Co. Ltd.	512,768	6,734
	Toshiba Corp.	1,166,739	6,668
	NTT DoCoMo Inc.	4,572	6,631
	East Japan Railway Co.	100,790	6,454
	Shin-Etsu Chemical Co. Ltd.	121,460	6,441
	Nippon Telegraph &
	Telephone Corp.	154,046	6,356
	Nippon Steel Corp.	1,517,852	5,791
	Tokio Marine Holdings Inc.	215,154	5,502
	Komatsu Ltd.	280,403	5,466
	Nissan Motor Co. Ltd.	734,586	5,316
	Mitsubishi Estate Co. Ltd.	349,643	5,281
	Softbank Corp.	223,861	5,275
	Seven & I Holdings Co. Ltd.	227,368	4,978
	Astellas Pharma Inc.	133,952	4,933
	Kansai Electric
	Power Co. Inc.	225,705	4,877
	JFE Holdings Inc.	145,238	4,731
	Fanuc Ltd.	56,718	4,711
	KDDI Corp.	863	4,580
	Chubu Electric
	Power Co. Inc.	196,151	4,379
	Mitsubishi Electric Corp.	572,721	4,357
FUJIFILM Holdings Corp.	145,210	4,128
Kyocera Corp.	48,318	4,053
Kirin Holdings Co. Ltd.	248,137	4,050
Mitsui Fudosan Co. Ltd.	248,300	4,017
Denso Corp.	144,179	3,939
Daiichi Sankyo Co. Ltd.	200,101	3,909
Japan Tobacco Inc.	1,335	3,745
Kao Corp.	160,258	3,570
Fujitsu Ltd.	554,586	3,266
Sumitomo Corp.	335,812	3,260
Hitachi Ltd.	991,147	3,200
Mitsubishi Heavy
Industries Ltd.	904,473	3,198
Sharp Corp.	298,104	3,181
Murata
Manufacturing Co. Ltd.	63,108	3,079
Central Japan Railway Co.	454	3,025
Bridgestone Corp.	179,404	2,958
Mitsui Sumitomo
Insurance Group
Holdings Inc.	123,851	2,883
Secom Co. Ltd.	61,788	2,883
Tokyo Electron Ltd.	50,486	2,840
ITOCHU Corp.	442,885	2,799
Nidec Corp.	32,254	2,723
Tokyo Gas Co. Ltd.	680,936	2,697
Sumitomo Electric
Industries Ltd.	222,278	2,697
Ricoh Co. Ltd.	197,228	2,680
Hoya Corp.	121,727	2,679
Eisai Co. Ltd.	74,321	2,639
Terumo Corp.	49,889	2,626
Tohoku Electric
Power Co. Inc.	126,041	2,588
Sumitomo Metal
Industries Ltd.	994,066	2,540
Daiwa Securities Group Inc.	480,167	2,527
Suzuki Motor Corp.	104,396	2,526
Asahi Glass Co. Ltd.	298,612	2,516
Kubota Corp.	322,941	2,509
Sumitomo Metal
Mining Co. Ltd.	154,646	2,446
Keyence Corp.	12,259	2,434
Marubeni Corp.	486,993	2,409
Fast Retailing Co. Ltd.	14,289	2,352
Daikin Industries Ltd.	69,265	2,348
Kyushu Electric
Power Co. Inc.	112,055	2,288
Toray Industries Inc.	395,750	2,255
Sumitomo Trust &
Banking Co. Ltd.	421,333	2,195
Sumitomo Realty &
Development Co. Ltd.	114,120	2,164
Dai Nippon Printing Co. Ltd.	166,888	2,091
Olympus Corp.	64,649	2,018
INPEX Corp.	247	2,017

17

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	ORIX Corp.	31,193	2,015
	Asahi Breweries Ltd.	113,942	2,014
	TDK Corp.	34,416	1,979
	Mitsui OSK Lines Ltd.	339,535	1,972
	Osaka Gas Co. Ltd.	582,532	1,950
	Rohm Co. Ltd.	29,391	1,949
	Shionogi & Co. Ltd.	87,524	1,888
	Sumitomo Chemical Co. Ltd.	469,371	1,870
	Shiseido Co. Ltd.	102,315	1,868
	Ajinomoto Co. Inc.	196,781	1,847
	Asahi Kasei Corp.	369,643	1,832
	Nippon Oil Corp.	368,830	1,818
	SMC Corp.	15,895	1,815
	Bank of Yokohama Ltd.	360,859	1,772
	West Japan Railway Co.	500	1,772
	T&D Holdings Inc.	68,504	1,770
	Nikon Corp.	94,617	1,763
	Shizuoka Bank Ltd.	176,808	1,757
	Resona Holdings Inc.	146,263	1,742
	Kintetsu Corp.	484,982	1,725
	Aeon Co. Ltd.	192,330	1,715
	Yamato Holdings Co. Ltd.	115,350	1,702
	NGK Insulators Ltd.	75,003	1,682
	Chugoku Electric
	Power Co. Inc.	81,752	1,654
*	NEC Corp.	574,512	1,633
	Daiwa House
	Industry Co. Ltd.	151,863	1,622
*,^	Mitsubishi Motors Corp.	1,081,105	1,599
	Yamada Denki Co. Ltd.	25,951	1,581
	Shikoku Electric Power Co.	53,955	1,518
	Sompo Japan Insurance Inc.	259,618	1,518
	Odakyu Electric
	Railway Co. Ltd.	186,078	1,516
	Hankyu Hanshin
	Holdings Inc.	338,099	1,506
	Nitto Denko Corp.	49,488	1,495
	Toppan Printing Co. Ltd.	166,592	1,489
	Rakuten Inc.	2,163	1,481
	Tokyu Corp.	335,157	1,465
	Aisin Seiki Co. Ltd.	57,568	1,464
	Toyota Industries Corp.	53,902	1,460
	Chiba Bank Ltd.	227,267	1,402
	Panasonic Electric
	Works Co. Ltd.	109,566	1,383
	Ibiden Co. Ltd.	38,598	1,382
	Kobe Steel Ltd.	751,215	1,365
	Konica Minolta
	Holdings Inc.	143,660	1,350
	Tobu Railway Co. Ltd.	245,402	1,342
	Mitsubishi Chemical
	Holdings Corp.	356,805	1,325
	Chugai
	Pharmaceutical Co. Ltd.	67,594	1,322
	Sekisui House Ltd.	152,307	1,317
	Yahoo! Japan Corp.	4,245	1,301
	Hokuriku Electric Power Co.	56,511	1,288
	Nippon Building Fund Inc.
	Class A	155	1,271
*,^	Sanyo Electric Co. Ltd.	509,641	1,263
	Nippon Yusen KK	329,833	1,218
	Electric Power
	Development Co. Ltd.	38,693	1,193
	JS Group Corp.	72,735	1,187
	Ono Pharmaceutical Co. Ltd.	24,548	1,165
	Unicharm Corp.	12,105	1,160
	JGC Corp.	60,296	1,153
	Nippon Mining Holdings Inc.	256,118	1,143
	Makita Corp.	32,943	1,092
	Nippon Electric
	Glass Co. Ltd.	101,009	1,088
	OJI Paper Co. Ltd.	246,995	1,075
	Japan Steel Works Ltd.	97,413	1,074
	Keio Corp.	168,565	1,061
	Trend Micro Inc.	30,527	1,057
	NTT Data Corp.	366	1,053
	Chuo Mitsui Trust
	Holdings Inc.	285,715	1,043
	Keihin Electric Express
	Railway Co. Ltd.	130,809	1,041
	Dentsu Inc.	48,453	1,038
	Advantest Corp.	46,792	1,033
	Kuraray Co. Ltd.	100,080	1,033
	Nipponkoa
	Insurance Co. Ltd.	189,667	1,033
	Oriental Land Co. Ltd.	15,232	1,032
	Japan Real Estate
	Investment Corp. Class A	129	1,029
	Kawasaki Heavy
	Industries Ltd.	411,778	1,029
	JSR Corp.	52,651	1,027
	Hokkaido Electric
	Power Co. Inc.	53,171	1,024
	Isetan Mitsukoshi
	Holdings Ltd.	105,899	1,015
	Nippon Express Co. Ltd.	246,591	1,010
	Kurita Water Industries Ltd.	32,813	1,004
	Omron Corp.	59,575	1,003
	Mazda Motor Corp.	435,096	982
	Daito Trust
	Construction Co. Ltd.	23,382	972
	Benesse Corp.	21,714	957
*,^	GS Yuasa Corp.	107,161	923
	Taiyo Nippon Sanso Corp.	82,728	919
	Hirose Electric Co. Ltd.	8,781	905
	Sankyo Co. Ltd.	15,789	902
	SBI Holdings Inc.	4,886	898
	Nitori Co. Ltd.	10,990	894
	Toyota Tsusho Corp.	62,059	887
	Kyowa Hakko Kirin Co. Ltd.	76,522	885
	Lawson Inc.	18,938	847
	Joyo Bank Ltd.	191,403	842

18

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Mitsubishi Tanabe
	Pharma Corp.	65,945	842
	Mitsubishi Materials Corp.	315,995	833
	Bank of Kyoto Ltd.	91,728	832
	Fukuoka Financial Group Inc.	224,467	821
	Stanley Electric Co. Ltd.	41,743	817
*	MEIJI Holdings Co. Ltd.	19,994	814
	NSK Ltd.	139,971	813
	Teijin Ltd.	272,942	802
	Hokuhoku Financial
	Group Inc.	366,119	793
	Showa Denko KK	406,562	783
	Sega Sammy Holdings Inc.	54,827	778
	Sumitomo Heavy
	Industries Ltd.	171,133	776
	Sekisui Chemical Co. Ltd.	126,917	768
	Yakult Honsha Co. Ltd.	29,443	767
	Brother Industries Ltd.	67,273	766
^	Hitachi Construction
	Machinery Co. Ltd.	32,816	765
	Ube Industries Ltd.	296,590	764
	Isuzu Motors Ltd.	361,371	764
	Santen
	Pharmaceutical Co. Ltd.	22,154	760
	TonenGeneral Sekiyu KK	83,053	758
	Shimano Inc.	19,797	757
	Suzuken Co. Ltd.	21,348	755
	Yamaha Motor Co. Ltd.	63,277	754
*	IHI Corp.	394,291	752
	Nisshin Seifun Group Inc.	55,902	746
	Toyo Seikan Kaisha Ltd.	44,294	744
	Sony Financial Holdings Inc.	258	740
	Nissin Foods
	Holdings Co., Ltd.	20,975	740
	Fuji Heavy Industries Ltd.	185,558	725
	Obayashi Corp.	189,132	714
	Furukawa Electric Co. Ltd.	187,808	712
	Chugoku Bank Ltd.	52,479	709
	Hachijuni Bank Ltd.	119,652	708
	Nippon Paper Group Inc.	26,656	707
	Toho Gas Co. Ltd.	136,138	706
	Taisho
	Pharmaceutical Co. Ltd.	38,351	699
	Toyo Suisan Kaisha Ltd.	26,540	694
	Hisamitsu
	Pharmaceutical Co. Inc.	20,115	692
	J Front Retailing Co. Ltd.	143,798	682
	All Nippon Airways Co. Ltd.	242,992	678
*	Elpida Memory Inc.	51,704	676
	Sojitz Corp.	363,595	671
	Shimizu Corp.	174,916	671
	Jupiter
	Telecommunications Co. Ltd.	732	669
	Sumco Corp.	34,863	665
	Nomura Research
	Institute Ltd.	30,473	659
Seiko Epson Corp.	42,156	652
Iyo Bank Ltd.	72,062	650
Kawasaki Kisen Kaisha Ltd.	178,132	649
Aioi Insurance Co. Ltd.	145,349	640
Nippon Meat Packers Inc.	54,378	638
Shimamura Co. Ltd.	6,643	635
THK Co. Ltd.	36,513	631
Hitachi Chemical Co. Ltd.	31,627	628
Amada Co. Ltd.	102,377	626
Tsumura & Co.	18,173	625
Mediceo Paltac
Holdings Co. Ltd.	44,582	623
Mitsui Chemicals Inc.	180,754	621
JTEKT Corp.	58,407	617
Gunma Bank Ltd.	117,971	615
Namco Bandai Holdings Inc.	59,799	611
Takashimaya Co. Ltd.	89,158	601
Mizuho Securities Co. Ltd.	172,727	596
Yamaguchi Financial
Group Inc.	62,320	595
77 Bank Ltd.	103,458	595
Mitsui Engineering &
Shipbuilding Co. Ltd.	228,456	592
Kikkoman Corp.	50,702	587
Kaneka Corp.	89,943	586
Kajima Corp.	249,969	585
Kamigumi Co. Ltd.	77,783	584
Yaskawa Electric Corp.	73,986	582
Hiroshima Bank Ltd.	149,582	574
Nippon Sheet Glass Co. Ltd.	194,430	573
Suruga Bank Ltd.	63,377	573
Kansai Paint Co. Ltd.	67,107	568
Daihatsu Motor Co. Ltd.	55,027	563
Taisei Corp.	286,428	562
Yokogawa Electric Corp.	69,069	560
Toyoda Gosei Co. Ltd.	19,959	560
Showa Shell Sekiyu KK	56,756	559
NGK Spark Plug Co. Ltd.	48,614	551
Nissan Chemical
Industries Ltd.	42,594	549
Tokyu Land Corp.	135,863	548
Mitsubishi Gas
Chemical Co. Inc.	116,485	537
Mitsubishi Rayon Co. Ltd.	155,511	537
Tokuyama Corp.	84,972	534
Ushio Inc.	33,683	530
Denki Kagaku Kogyo KK	144,187	529
Shimadzu Corp.	76,381	529
Toho Co. Ltd.	35,183	529
FamilyMart Co. Ltd.	17,697	527
Mitsubishi UFJ Lease &
Finance Co. Ltd.	17,607	524
Casio Computer Co. Ltd.	71,194	522
Aeon Mall Co. Ltd.	24,905	522
NTN Corp.	137,917	521

19

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Nomura Real Estate Office
	Fund Inc. Class A	84	519
	Credit Saison Co. Ltd.	46,313	518
	Nishi-Nippon City Bank Ltd.	208,814	517
^	Oracle Corp. Japan	11,684	515
	Konami Corp.	28,275	514
	Dainippon Sumitomo
	Pharma Co. Ltd.	48,926	509
	Mitsumi Electric Co. Ltd.	25,143	507
	Rinnai Corp.	11,530	507
	Daicel Chemical
	Industries Ltd.	83,566	505
	Japan Retail Fund
	Investment Corp. Class A	106	498
	Yamaha Corp.	48,061	497
	Citizen Holdings Co. Ltd.	87,734	494
	Idemitsu Kosan Co. Ltd.	6,681	490
	Sumitomo Rubber
	Industries Ltd.	52,626	485
	Square Enix
	Holdings Co., Ltd.	19,459	484
	Hitachi Metals Ltd.	50,439	481
	Cosmo Oil Co. Ltd.	179,538	472
	Alfresa Holdings Corp.	10,851	469
	Dowa Holdings Co., Ltd.	79,675	465
	TOTO Ltd.	78,350	464
	Minebea Co. Ltd.	110,242	462
	Yamazaki Baking Co. Ltd.	37,405	459
	Nomura Real Estate
	Holdings Inc.	28,797	458
	NOK Corp.	34,086	452
*	Mitsui Mining &
	Smelting Co. Ltd.	174,970	451
	Japan Petroleum
	Exploration Co.	8,869	443
	Keisei Electric
	Railway Co. Ltd.	77,999	439
	Asics Corp.	49,122	438
	USS Co. Ltd.	7,187	435
	Mabuchi Motor Co. Ltd.	9,013	431
	Toyota Boshoku Corp.	20,592	429
*	Mizuho Trust &
	Banking Co. Ltd.	450,258	429
	Tokyo Tatemono Co. Ltd.	89,350	426
*	McDonald’s Holdings Co.
	Japan Ltd.	20,932	423
	UNY Co. Ltd.	56,097	417
^	Sapporo Holdings Ltd.	79,485	415
	Yamato Kogyo Co. Ltd.	13,578	407
	Marui Group Co. Ltd.	68,880	396
	Nisshinbo Holdings Inc.	39,567	389
	Mitsubishi Logistics Corp.	35,459	386
	Tosoh Corp.	141,727	381
	Hakuhodo DY Holdings Inc.	7,393	371
	Seven Bank Ltd.	152	371
	Tokyo Steel
	Manufacturing Co. Ltd.	27,956	366
*,^	Japan Airlines Corp.	272,888	353
	Hitachi
	High-Technologies Corp.	21,283	353
	NHK Spring Co. Ltd.	43,891	343
	Japan Prime Realty
	Investment Corp. Class A	156	340
*,^	Shinsei Bank Ltd.	257,082	335
	Obic Co. Ltd.	1,939	328
	Nisshin Steel Co. Ltd.	193,078	322
*	Senshu Ikeda Holdings Inc.	93,000	318
	Canon Marketing Japan Inc.	18,908	306
	Ito En Ltd.	17,794	299
	Kinden Corp.	36,648	298
	Fuji Electric Holdings Co. Ltd.	153,079	284
	Coca-Cola West Co. Ltd.	15,243	283
	Sapporo Hokuyo
	Holdings Inc.	83,177	281
	Shinko Electric
	Industries Co. Ltd.	18,827	280
	Taiheiyo Cement Corp.	237,185	275
	DIC Corp.	163,673	268
	Hino Motors Ltd.	72,107	267
	Daido Steel Co. Ltd.	78,269	266
^	Dena Co. Ltd.	74	256
	NTT Urban
	Development Corp.	316	254
*	Aozora Bank Ltd.	205,943	243
	Matsui Securities Co. Ltd.	33,156	239
	Jafco Co. Ltd.	8,703	234
	Otsuka Corp.	4,374	231
	Itochu Techno-Solutions Corp.	8,097	223
	Nissay Dowa General
	Insurance Co. Ltd.	47,891	213
	Aeon Credit Service Co. Ltd.	21,772	210
	Onward Holdings Co. Ltd.	33,621	209
	ABC-Mart Inc.	6,822	198
	Leopalace21 Corp.	35,448	192
	Maruichi Steel Tube Ltd.	10,259	191
	Fuji Media Holdings Inc.	129	190
	Tokyo Broadcasting System
	Holdings Inc.	10,346	154
^	Acom Co. Ltd.	11,071	141
	Hikari Tsushin Inc.	7,135	134
^	OSAKA Titanium
	Technologies Co.	5,041	134
^	Promise Co. Ltd.	20,578	131
			604,886
Netherlands (2.5%)
	Unilever NV	483,423	14,896
	Koninklijke KPN NV	509,053	9,233
*	ING Groep NV	581,304	7,565
	Koninklijke Philips
	Electronics NV	288,231	7,241

20

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Koninklijke Ahold NV	351,613	4,429
	Akzo Nobel NV	69,018	4,075
	ASML Holding NV	123,889	3,341
*	Aegon NV	460,414	3,272
	Heineken NV	72,045	3,185
	TNT NV	109,259	2,897
	Reed Elsevier NV	214,592	2,501
	Koninklijke DSM NV	45,708	2,003
	Wolters Kluwer NV	82,646	1,842
	Heineken Holding NV	32,429	1,262
*	Randstad Holding NV	30,128	1,143
	Fugro NV	19,294	1,075
	Corio NV	15,730	1,067
	SBM Offshore NV	44,674	855
	Koninklijke Boskalis
	Westminster NV	16,492	579
	ASML Holding NV	3,077	83
*	Aegon NV	311	2
			72,546
New Zealand (0.1%)
	Fletcher Building Ltd.	176,809	1,044
	Telecom Corp. of
	New Zealand Ltd.	540,792	977
	Sky City Entertainment
	Group Ltd.	176,413	436
	Contact Energy Ltd.	92,711	413
	Auckland International
	Airport Ltd.	271,164	390
			3,260
Norway (0.7%)
	StatoilHydro ASA	332,452	7,834
*	Telenor ASA	250,628	3,232
*	DnB NOR ASA	216,602	2,481
	Orkla ASA	231,423	2,139
	Yara International ASA	56,173	1,857
*	Seadrill Ltd.	82,897	1,722
*	Norsk Hydro ASA	203,490	1,334
*,^	Renewable Energy Corp. AS	97,918	583
			21,182
Portugal (0.3%)
	EDP - Energias de
	Portugal SA	537,561	2,377
	Portugal Telecom SGPS SA	172,792	1,975
	Banco Espirito Santo SA	155,332	1,146
	Banco Comercial
	Portugues SA	696,058	992
	Galp Energia SGPS SA
	Class B	45,697	770
*	EDP Renovaveis SA	64,864	647
	Jeronimo Martins SGPS SA	68,727	612
	Cimpor Cimentos de
	Portugal SGPS SA	69,872	545
	Brisa Auto-Estradas de
	Portugal SA	53,154	525
			9,589

Singapore (1.3%)
	Singapore
	Telecommunications Ltd.	2,355,988	4,886
	DBS Group Holdings Ltd.	506,613	4,639
	United Overseas Bank Ltd.	361,705	4,336
	Oversea-Chinese
	Banking Corp. Ltd.	743,807	4,008
	CapitaLand Ltd.	756,755	2,194
	Keppel Corp. Ltd.	379,048	2,178
	Wilmar International Ltd.	371,969	1,640
	Singapore Airlines Ltd.	155,134	1,488
	Singapore Exchange Ltd.	256,036	1,451
	Singapore Press
	Holdings Ltd.	462,434	1,266
*	Genting Singapore PLC	1,465,404	1,120
	City Developments Ltd.	145,096	1,017
	Singapore Technologies
	Engineering Ltd.	400,984	808
	Fraser and Neave Ltd.	284,834	776
	CapitaMall Trust	658,356	740
	Noble Group Ltd.	396,529	725
	Olam International Ltd.	359,816	691
	SembCorp Industries Ltd.	292,849	690
	Jardine Cycle &
	Carriage Ltd.	37,500	616
	ComfortDelgro Corp. Ltd.	565,001	614
	SembCorp Marine Ltd.	251,083	612
*	Golden Agri-Resources Ltd.	2,012,990	606
	Ascendas Real Estate
	Investment Trust	437,157	568
	UOL Group Ltd.	142,219	339
	Neptune Orient Lines Ltd.	251,050	279
	StarHub Ltd.	166,160	222
	Cosco Corp. Singapore Ltd.	279,563	221
*	Golden Agri-Resources Ltd.
	Warrants Exp. 07/23/2012	107,636	9
			38,739
Spain (4.7%)
	Banco Santander SA	2,417,308	38,900
	Telefonica SA	1,231,596	34,394
	Banco Bilbao Vizcaya
	Argentaria SA	1,053,992	18,840
	Iberdrola SA	1,090,545	9,879
	Repsol YPF SA	217,501	5,790
	Inditex SA	65,058	3,819
	Banco Popular Espanol SA	258,140	2,299
*	ACS Actividades de Construccion y
	Servicios SA	42,174	2,025
	Abertis Infraestructuras SA	84,500	1,797
^	Banco de Sabadell SA	263,869	1,781
	Red Electrica Corp. SA	32,037	1,655
	Gas Natural SDG SA	66,243	1,331
	Criteria Caixacorp SA	248,102	1,209
	Iberdrola Renovables SA	250,361	1,113
	Enagas	52,629	1,083

21

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Gamesa Corp.
	Tecnologica SA	54,079	988
	Acciona SA	7,541	919
	Mapfre SA	211,849	908
	Bankinter SA	84,123	887
	Acerinox SA	41,674	829
	Zardoya Otis SA	39,308	789
^	Grupo Ferrovial SA	16,661	690
	Indra Sistemas SA	29,051	683
	Telefonica SA ADR	7,834	657
	Grifols SA	37,720	609
	Cintra Concesiones de
	Infraestructuras de
	Transporte SA	59,106	608
^	Banco de Valencia SA	62,909	533
	Fomento de Construcciones
	y Contratas SA	11,278	459
^	Sacyr Vallehermoso SA	27,017	409
*	Iberia Lineas Aereas
	de Espana	138,850	383
	Gestevision Telecinco SA	29,134	301
			136,567
Sweden (2.6%)
	Nordea Bank AB	958,458	10,288
	Telefonaktiebolaget LM
	Ericsson Class B	884,621	9,242
	Hennes & Mauritz AB
	Class B	151,054	8,580
	TeliaSonera AB	666,431	4,417
	Svenska Handelsbanken
	AB Class A	145,510	3,760
	Sandvik AB	298,954	3,302
	Volvo AB Class B	323,099	3,060
*	Skandinaviska Enskilda
	Banken AB Class A	446,966	2,707
	Atlas Copco AB Class A	197,232	2,645
	Investor AB Class B	135,932	2,405
	Svenska Cellulosa AB
	Class B	169,208	2,325
	SKF AB	116,338	1,842
	Skanska AB Class B	117,085	1,718
*	Electrolux AB Class B	70,740	1,696
	Assa Abloy AB Class B	91,843	1,605
	Swedish Match AB	75,579	1,551
*	Millicom International
	Cellular SA	22,145	1,422
	Atlas Copco AB Class B	115,729	1,379
	Tele2 AB	90,569	1,320
*	Swedbank AB Class A	149,055	1,284
	Alfa Laval AB	101,881	1,244
	Scania AB Class B	94,458	1,212
	Volvo AB Class A	130,068	1,201
	Getinge AB	59,428	1,108
	Securitas AB Class B	92,296	861
	SSAB AB Class A	52,689	803
*	Husqvarna AB	120,664	760
*	Lundin Petroleum AB	64,974	550
	Holmen AB	15,578	421
	SSAB AB Class B	24,854	348
			75,056
Switzerland (7.7%)
	Nestle SA	1,078,445	50,149
	Roche Holdings AG	208,238	33,352
	Novartis AG	626,852	32,643
	Credit Suisse Group AG	333,776	17,843
*	UBS AG	1,044,257	17,413
	ABB Ltd.	654,850	12,181
	Zurich Financial
	Services AG	43,562	9,975
	Syngenta AG	28,744	6,806
	Holcim Ltd.	72,995	4,646
	Compagnie Financiere
	Richemont SA	155,466	4,352
	Swiss Reinsurance Co. Ltd.	102,845	4,188
	Swisscom AG	7,058	2,547
	Julius Baer Group Ltd.	62,059	2,336
	Swatch Group AG	9,126	2,131
	Synthes Inc.	17,417	2,066
	Geberit AG	12,080	1,998
	SGS SA	1,378	1,841
	Givaudan SA	2,264	1,681
*	Actelion Ltd.	29,655	1,635
	Adecco SA	36,200	1,618
	Kuehne & Nagel
	International AG	15,946	1,445
	Sonova Holding AG	13,666	1,406
	Baloise Holding AG	14,794	1,267
	Swiss Life Holding AG	8,854	1,060
	Lonza Group AG	13,465	1,047
	Nobel Biocare Holding AG	36,884	1,046
	Schindler Holding AG	14,613	999
*	Logitech International SA	54,012	922
	Lindt & Spruengli AG	33	838
	GAM Holding Ltd.	62,059	757
	Pargesa Holding SA	7,953	637
	Swatch Group AG	12,821	575
	Lindt & Spruengli AG	269	566
	Straumann Holding AG	2,326	561
*	Aryzta AG	13,483	529
	Schindler Holding AG	6,418	445
*	Aryzta AG (Ireland Shares)	10,490	406
	BKW FMB Energie AG	3,898	321
*	UBS AG	8,975	149
			226,377
United Kingdom (20.9%)
	HSBC Holdings PLC	5,132,032	56,710
	BP PLC	5,365,827	50,279
	Vodafone Group PLC	14,633,296	32,249
	GlaxoSmithKline PLC	1,537,827	31,545
	Royal Dutch Shell PLC
	Class B	799,033	23,002

22

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Royal Dutch Shell PLC
	Class A
	(Amsterdam Shares)	738,494	21,895
	AstraZeneca PLC	429,691	19,289
	British American
	Tobacco PLC	590,996	18,833
	Rio Tinto PLC	405,844	17,942
	BHP Billiton PLC	653,392	17,606
*	Barclays PLC	3,274,698	17,163
	BG Group PLC	995,850	17,142
	Tesco PLC	2,343,752	15,627
	Standard Chartered PLC	596,219	14,626
*	Anglo American PLC	390,562	14,132
	Diageo PLC	742,471	12,093
	Unilever PLC	381,308	11,392
	Royal Dutch Shell PLC
	Class A	312,435	9,224
	Reckitt Benckiser
	Group PLC	179,458	8,915
	Imperial Tobacco
	Group PLC	301,031	8,871
*	Xstrata PLC	566,001	8,152
	SABMiller PLC	278,430	7,298
	National Grid PLC	719,764	7,130
	Prudential PLC	748,279	6,797
*,^	Lloyds Banking Group PLC	4,820,066	6,796
	Centrica PLC	1,515,721	6,158
	BAE Systems PLC	1,047,575	5,387
	Cadbury PLC	405,421	5,126
	Aviva PLC	811,502	5,074
	BT Group PLC	2,303,137	4,936
	Scottish & Southern
	Energy PLC	273,922	4,835
	Tullow Oil PLC	238,365	4,618
	Rolls-Royce Group PLC	551,273	4,066
	Compass Group PLC	544,274	3,452
*	Royal Bank of Scotland
	Group PLC	4,981,483	3,398
	Pearson PLC	241,800	3,287
	WPP PLC	334,425	2,997
	British Sky Broadcasting
	Group PLC	340,696	2,971
	Shire PLC	167,610	2,964
	WM Morrison
	Supermarkets PLC	618,888	2,836
	Experian PLC	301,512	2,755
	Old Mutual PLC	1,578,193	2,739
	Reed Elsevier PLC	358,745	2,716
	Marks & Spencer
	Group PLC	472,637	2,647
	Man Group PLC	510,774	2,583
	Kingfisher PLC	697,975	2,551
	Land Securities Group PLC	226,512	2,451
	Standard Life PLC	653,892	2,331
	Smith & Nephew PLC	259,451	2,294
	Capita Group PLC	182,705	2,282
	Legal & General Group PLC	1,756,761	2,254
	Vodafone Group PLC ADR	92,384	2,050
	British Land Co. PLC	252,592	1,951
	RSA Insurance Group PLC	977,119	1,936
	J Sainsbury PLC	349,710	1,887
	International Power PLC	449,044	1,864
	Cable & Wireless PLC	751,457	1,783
	BP PLC ADR	31,340	1,774
*	Cairn Energy PLC	40,467	1,745
	Randgold Resources Ltd.	26,375	1,739
	Next PLC	58,453	1,715
*	Wolseley PLC	84,006	1,699
	Smiths Group PLC	115,219	1,682
	G4S PLC	374,279	1,547
	Carnival PLC	48,110	1,491
	Antofagasta PLC	116,662	1,470
	Johnson Matthey PLC	63,570	1,464
	United Utilities Group PLC	200,007	1,442
	Vedanta Resources PLC	41,842	1,432
	Associated British Foods PLC	105,480	1,428
*	Autonomy Corp. PLC	63,340	1,393
	Hammerson PLC	205,964	1,366
	Sage Group PLC	388,043	1,355
	AMEC PLC	98,260	1,294
	Segro PLC	221,487	1,276
	Home Retail Group PLC	259,003	1,233
	3i Group PLC	284,459	1,224
	Cobham PLC	336,035	1,207
	Serco Group PLC	143,882	1,190
	Rexam PLC	259,789	1,176
	Burberry Group PLC	128,787	1,136
	Kazakhmys PLC	63,253	1,126
	Invensys PLC	238,568	1,103
*	Lonmin PLC	45,741	1,094
	Severn Trent PLC	69,831	1,088
	Liberty International PLC	146,501	1,081
	Whitbread PLC	51,687	1,075
	Bunzl PLC	96,997	1,055
	Eurasian Natural
	Resources Corp.	76,055	1,035
	ICAP PLC	153,573	1,021
	Intercontinental Hotels
	Group PLC	76,519	978
	Petrofac Ltd.	60,284	928
	Admiral Group PLC	54,829	922
	Friends Provident
	Group PLC	686,742	916
	Investec PLC	123,452	881
	Balfour Beatty PLC	202,334	880
	Firstgroup PLC	142,738	878
	Drax Group PLC	106,008	807
	Tomkins PLC	263,063	722
	Fresnillo PLC	52,948	642
	Schroders PLC	35,532	639
	TUI Travel PLC	164,435	627

23

Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
^	London Stock Exchange
	Group PLC	43,608	607
^	Ladbrokes PLC	261,379	521
*	Berkeley Group
	Holdings PLC	36,159	505
*,^	British Airways PLC	166,497	494
	Thomas Cook Group PLC	144,227	483
	Carphone Warehouse
	Group PLC	121,785	367
	WPP PLC ADR	7,036	315
*	Resolution Ltd.	201,621	298
			613,453
	Total Common Stocks
	(Cost $2,461,884)		2,870,418
Temporary Cash Investment (1.2%)
	Money Market Fund (1.2%)
1,2	Vanguard Market
	Liquidity Fund, 0.225%
	(Cost $35,626)	35,626,000	35,626
	Total Investments (99.0%)
	(Cost $2,497,510)		2,906,044
Other Assets and Liabilities (1.0%)
	Other Assets		78,953
	Liabilities[2]		(49,248)
			29,705
	Net Assets (100%)
Applicable to 317,000,195 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,935,749
	Net Asset Value Per Share		$9.26

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	3,095,857
Undistributed Net Investment Income	18,755
Accumulated Net Realized Losses	(587,413)
Unrealized Appreciation (Depreciation)
Investment Securities	408,534
Foreign Currencies	16
Net Assets	2,935,749

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $30,911,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $33,265,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Developed Markets Index Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	141,443
Security Lending	326
Total Income	141,769
Expenses
The Vanguard Group—Note B
Investment Advisory Services	42
Management and Administrative	1,987
Marketing and Distribution	68
Custodian Fees	151
Auditing Fees	36
Shareholders’ Reports and Proxies	102
Trustees’ Fees and Expenses	1
Total Expenses	2,387
Net Investment Income	139,382
Realized Net Gain (Loss)
Investment Securities Sold[2]	(526,538)
Foreign Currencies	17
Realized Net Gain (Loss)	(526,521)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	947,076
Foreign Currencies	16
Change in Unrealized Appreciation (Depreciation)	947,092
Net Increase (Decrease) in Net Assets Resulting from Operations	559,953

1 Dividends are net of foreign withholding taxes of $5,158,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $122,026,000 and ($527,040,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Developed Markets Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	139,382	107,155
Realized Net Gain (Loss)	(526,521)	(60,515)
Change in Unrealized Appreciation (Depreciation)	947,092	(1,992,254)
Net Increase (Decrease) in Net Assets Resulting from Operations	559,953	(1,945,614)
Distributions
Net Investment Income	(121,978)	(107,258)
Realized Capital Gain[1]	—	(1,386)
Total Distributions	(121,978)	(108,644)
Capital Share Transactions
Issued	865,447	1,208,773
Issued in Lieu of Cash Distributions	110,662	98,662
Redeemed[2]	(777,097)[3]	(930,804)
Net Increase (Decrease) from Capital Share Transactions	199,012	376,631
Total Increase (Decrease)	636,987	(1,677,627)
Net Assets
Beginning of Period	2,298,762	3,976,389
End of Period[4]	2,935,749	2,298,762

1 Includes fiscal 2008 short-term gain distributions totaling $1,386,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 The fund collected redemption fees of $192,000 and $298,000, which were reallocated proportionately to the funds in which it invested.
3 Net of redemption fees of $45,000.
4 Net Assets—End of Period includes undistributed net investment income of $18,755,000 and $1,334,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Developed Markets Index Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.79	$14.91	$12.15	$9.75	$8.43
Investment Operations
Net Investment Income	.452[1]	.369[2]	.305	.219	.190
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.416	(7.097)	2.759	2.400	1.320
Total from Investment Operations	1.868	(6.728)	3.064	2.619	1.510
Distributions
Dividends from Net Investment Income	(.398)	(.387)	(.299)	(.219)	(.190)
Distributions from Realized Capital Gains	—	(.005)	(.005)	—	—
Total Distributions	(.398)	(.392)	(.304)	(.219)	(.190)
Net Asset Value, End of Period	$9.26	$7.79	$14.91	$12.15	$9.75

Total Return[3]	25.23%	–46.24%	25.67%	27.27%	18.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,936	$2,299	$3,976	$2,572	$1,623
Ratio of Total Expenses to
Average Net Assets	0.10%[4]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	5.93%[1]	3.04%	2.05%	1.82%	1.77%
Portfolio Turnover Rate	14%[5]	13%	7%	9%	10%

1 Net investment income per share and the ratio of net investment income to average net assets include $ .400 and 5.19%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. Effective in June 2009, the fund’s equity investments are solely in common stocks.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
4 The acquired fund fees and expenses were 0.15% for 2009. Including the acquired fund fees and expenses, the fund’s total operating expenses represented 0.25% of average net assets.
5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the fund’s investment policy to invest directly in individual stocks and reduce the fund’s investment in Vanguard mutual funds.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Developed Markets Index Fund

Notes to Financial Statements

Vanguard Developed Markets Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Through June 18, 2009, the fund invested solely in the Vanguard European and Pacific Stock Index Funds. Effective June 19, 2009, the fund’s equity investments are solely in common stocks. The fund’s direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

28

Developed Markets Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Through June 18, 2009, fees assessed on redemptions of capital shares were reallocated proportionately to the funds in which the fund invested; effective June 19, 2009, such fees are credited to paid-in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. With respect to assets invested in other Vanguard funds through June 18, 2009, the fund’s direct expenses were reduced to the extent of savings realized by the Vanguard funds by the operation of the fund. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $605,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,078	2,862,340	—
Temporary Cash Investments	35,626	—	—
Total	43,704	2,862,340	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

29

Developed Markets Index Fund

During the year ended October 31, 2009, the fund realized net foreign currency gains of $17,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2009 was $4,433,000.

For tax purposes, at October 31, 2009, the fund had $23,902,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $587,365,000 to offset future net capital gains of $11,015,000 through October 31, 2016, and $576,350,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $2,501,943,000. Net unrealized appreciation of investment securities for tax purposes was $404,101,000, consisting of unrealized gains of $438,654,000 on securities that had risen in value since their purchase and $34,553,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2009, the fund purchased $2,840,638,000 of investment securities and sold $2,683,674,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	112,058	101,813
Issued in Lieu of Cash Distributions	14,874	7,287
Redeemed	(104,948)	(80,732)
Net Increase (Decrease) in Shares Outstanding	21,984	28,368

G. In September 2009, the fund’s board of trustees approved a plan of reorganization of Vanguard Institutional Developed Markets Index Fund into Vanguard Developed Markets Index Fund. The reorganization does not require shareholder approval. Shares of Vanguard Institutional Developed Markets Index Fund will be exchanged for new Institutional Shares of Vanguard Developed Markets Index Fund. The reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, and to be completed on or around January 22, 2010.

H. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 15, 2009, for potential recognition or disclosure in these financial statements.

30

Institutional Developed Markets Index Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	976	961	1,806
Turnover Rate	20%	—	—
Expense Ratio[3]	0.13%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	9.7%	9.7%	8.3%
Consumer Staples	10.2	10.1	8.6
Energy	8.4	8.4	11.2
Financials	26.1	26.4	26.6
Health Care	8.3	8.3	6.4
Industrials	11.1	11.1	9.8
Information Technology	4.8	4.8	6.5
Materials	9.5	9.5	11.2
Telecommunication
Services	6.0	5.9	6.4
Utilities	5.9	5.8	5.0

Volatility Measures[4]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.98	0.96
Beta	1.02	0.94

Ten Largest Holdings[5] (% of total net assets)

HSBC Holdings PLC	diversified banks	2.0%
Royal Dutch Shell PLC	integrated oil and gas	1.9
BP PLC	integrated oil and gas	1.8
BHP Billiton Ltd.	diversified metals
	and mining	1.7
Nestle SA	packaged foods
	and meats	1.7
Banco Santander SA	diversified banks	1.4
Total SA	integrated oil and gas	1.3
Telefonica SA	integrated
	telecommunication
	services	1.2
Vodafone Group PLC	wireless
	telecommunication
	services	1.2
Roche Holdings AG	pharmaceuticals	1.2
Top Ten		15.4%

Market Diversification (% of equity exposure)
		Target
	Fund	Index[1]
United Kingdom	21.3%	21.4%
Japan	21.1	21.2
France	10.8	10.7
Australia	8.2	8.3
Germany	8.0	7.9
Switzerland	7.9	7.8
Spain	4.8	4.7
Italy	3.6	3.6
Sweden	2.6	2.7
Netherlands	2.5	2.5
Hong Kong	2.4	2.4
Singapore	1.4	1.4
Finland	1.1	1.1
Belgium	1.0	1.0
Other Developed Markets	3.3	3.3

1 MSCI EAFE Index.
2 MSCI All Country World Index ex USA.
3 The fund expense ratio shown is from the prospectus dated September 23, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s total operating expenses represented 0.12% of average net assets.
4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
5 The holdings listed exclude any temporary cash investments and equity index products.

31

Institutional Developed Markets Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 1, 2000–October 31, 2009

Initial Investment of $5,000,000

	Average Annual Total Returns
	Periods Ended October 31, 2009			Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[1]	Investment
Institutional Developed Markets Index Fund[2]	25.40%	5.10%	1.57%	$5,792,418
MSCI All Country World Index ex USA	34.79	7.58	3.43	6,869,945
MSCI EAFE Index	27.71	5.10	1.61	5,810,397
International Funds Average[3]	26.69	4.57	0.52	5,249,368

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 1, 2000.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3 Derived from data provided by Lipper Inc.

32

Institutional Developed Markets Index Fund

Fiscal-Year Total Returns (%): June 1, 2000–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
Institutional Developed Markets Index Fund[1]	6/1/2000	1.93%	6.29%	1.85%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
Note: See Financial Highlights table for dividend and capital gains information.

33

Institutional Developed Markets Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)
Australia (8.2%)
BHP Billiton Ltd.	1,772,785	58,141
Commonwealth Bank
of Australia	802,282	37,075
Westpac Banking Corp.	1,537,796	35,942
National Australia Bank Ltd.1,013,319		26,774
Australia & New Zealand
Banking Group Ltd.	1,231,697	25,122
Woolworths Ltd.	651,169	16,667
Wesfarmers Ltd.	529,822	13,221
Rio Tinto Ltd.	231,201	12,816
Westfield Group	1,079,320	11,693
Woodside Petroleum Ltd.	261,569	10,972
QBE Insurance Group Ltd.	528,354	10,640
CSL Ltd.	320,204	8,991
Newcrest Mining Ltd.	254,911	7,327
Macquarie Group Ltd.	161,241	7,062
Telstra Corp. Ltd.	2,325,709	6,911
Origin Energy Ltd.	463,669	6,648
Santos Ltd.	436,494	5,818
AMP Ltd.	1,065,056	5,612
Suncorp-Metway Ltd.	660,208	5,164
Foster’s Group Ltd.	1,010,503	4,956
Brambles Ltd.	746,427	4,706
Orica Ltd.	190,085	4,032
Stockland	1,210,234	4,020
Insurance Australia
Group Ltd.	1,107,737	3,726
Amcor Ltd.	643,763	3,315
AGL Energy Ltd.	236,594	2,933
Coca-Cola Amatil Ltd.	295,390	2,808
ASX Ltd.	90,895	2,740
Toll Holdings Ltd.	350,109	2,654
BlueScope Steel Ltd.	967,053	2,563
Transurban Group	618,605	2,510
Leighton Holdings Ltd.	77,765	2,469
Sonic Healthcare Ltd.	194,999	2,434
GPT Group	4,463,304	2,278
Computershare Ltd.	230,165	2,235

*	Fortescue Metals
	Group Ltd.	658,813	2,206
	TABCORP Holdings Ltd.	318,986	2,035
	WorleyParsons Ltd.	88,056	2,032
	Wesfarmers Ltd.	79,198	1,984
	AXA Asia Pacific
	Holdings Ltd.	528,175	1,977
	Incitec Pivot Ltd.	827,399	1,930
*	Alumina Ltd.	1,296,645	1,903
	Crown Ltd.	259,708	1,890
	Lend Lease Corp. Ltd.	226,917	1,881
*	Asciano Group	1,394,180	1,867
	OneSteel Ltd.	685,527	1,861
	Mirvac Group	1,363,570	1,785
	Dexus Property Group	2,483,822	1,755
*	OZ Minerals Ltd.	1,647,384	1,723
	Metcash Ltd.	401,956	1,690
	Cochlear Ltd.	29,320	1,680
	Goodman Group	3,119,816	1,673
	Boral Ltd.	316,369	1,614
	CFS Retail Property Trust	914,650	1,572
^	Fairfax Media Ltd.	1,095,110	1,552
	Macquarie
	Infrastructure Group	1,162,312	1,487
	Qantas Airways Ltd.	593,142	1,475
	Bendigo and
	Adelaide Bank Ltd.	181,472	1,471
*	James Hardie Industries NV	222,190	1,408
	Tatts Group Ltd.	633,955	1,404
	Sims Metal
	Management Ltd.	75,472	1,331
*	Paladin Energy Ltd.	344,426	1,246
*	Arrow Energy Ltd.	308,641	1,115
	CSR Ltd.	637,095	1,084
	Harvey Norman
	Holdings Ltd.	287,488	1,018
	Goodman Fielder Ltd.	697,944	1,001
	Nufarm Ltd.	94,912	970
	Billabong International Ltd.	99,997	925
	Macquarie Airports	342,855	872
	Aristocrat Leisure Ltd.	215,532	860

34

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Energy Resources of
	Australia Ltd.	36,982	764
	Perpetual Ltd.	21,535	718
*	Caltex Australia Ltd.	75,194	682
	SP AusNet	639,738	503
*	CSR, Ltd. Rights
	Exp. 11/9/2009	111,492	24
			419,943
Austria (0.3%)
^	Erste Group Bank AG	91,859	3,693
	OMV AG	77,876	3,209
	Telekom Austria AG	168,180	2,755
	Voestalpine AG	63,076	2,157
	Verbund - Oesterreichische
	Elektrizitaetswirtschafts
	AG Class A	40,593	1,822
^	Raiffeisen International
	Bank Holding AG	28,315	1,660
	Vienna Insurance Group	20,192	1,138
			16,434
Belgium (1.0%)
	Anheuser-Busch InBev NV	380,203	17,851
*	Fortis	1,186,337	5,129
	Groupe Bruxelles
	Lambert SA	43,004	3,790
	Delhaize Group SA	53,783	3,653
*	KBC Groep NV	85,262	3,650
	Solvay SA Class A	31,008	3,045
	Belgacom SA	79,648	2,983
*	Dexia SA	277,707	2,308
	UCB SA	53,017	2,263
	Colruyt SA	7,867	1,872
	Umicore	59,683	1,813
	Mobistar SA	15,750	1,082
	Nationale A Portefeuille	17,578	919
			50,358
Denmark (0.9%)
	Novo Nordisk A/S Class B	236,128	14,670
*	Vestas Wind Systems A/S	108,081	7,580
*	Danske Bank A/S	238,352	5,474
	A P Moller - Maersk A/S
	Class B	586	4,001
	Carlsberg A/S Class B	56,967	3,994
	Novozymes A/S	24,165	2,211
	A P Moller - Maersk A/S	289	1,922
*	DSV A/S	110,494	1,717
*	Topdanmark A/S	7,412	1,069
	Coloplast A/S Class B	12,244	1,000
	TrygVesta AS	12,426	895
*	William Demant Holding	12,390	881
	H Lundbeck A/S	30,836	597
			46,011
Finland (1.1%)
	Nokia Oyj	1,978,256	24,988
	Fortum Oyj	235,747	5,580
	Sampo Oyj	223,299	5,345

	UPM-Kymmene Oyj	280,387	3,365
	Kone Oyj Class B	80,450	3,004
	Stora Enso Oyj	304,486	2,305
	Metso Oyj	67,003	1,871
	Wartsila Oyj	43,673	1,581
	Elisa Oyj	69,727	1,350
	Nokian Renkaat Oyj	55,437	1,183
^	Neste Oil Oyj	66,511	1,176
	Kesko Oyj Class B	34,495	1,148
	Outokumpu Oyj	65,839	1,089
	Rautaruukki Oyj	43,969	896
	Orion Oyj Class B	47,130	895
	Pohjola Bank PLC	72,020	800
^	Sanoma Oyj	42,574	786
			57,362
France (10.8%)
^	Total SA	1,127,575	67,474
	Sanofi-Aventis SA	555,927	40,751
	BNP Paribas	486,012	36,613
	GDF Suez	637,348	26,646
	France Telecom SA	966,863	23,958
	AXA SA	827,683	20,585
^	Societe Generale	299,948	19,922
	Groupe Danone SA	291,384	17,505
	Vivendi	618,551	17,160
	ArcelorMittal	455,097	15,402
	Carrefour SA	336,483	14,443
	Air Liquide SA	132,525	14,273
	LVMH Moet Hennessy
	Louis Vuitton SA	130,035	13,465
	L’Oreal SA	126,152	12,899
	Schneider Electric SA	123,937	12,888
	Vinci SA	224,449	11,714
	Unibail-Rodamco SE	42,958	9,513
	Cie de Saint-Gobain	193,841	9,446
	Credit Agricole SA	469,062	8,985
	Lafarge SA	105,222	8,541
	Pernod-Ricard SA	102,152	8,510
	Alstom SA	107,614	7,456
	EDF SA	125,291	6,983
	Veolia Environnement	199,139	6,506
	Cie Generale d’Optique
	Essilor International SA	105,923	5,931
	Compagnie Generale des
	Etablissements Michelin
	Class B	76,798	5,689
	Bouygues SA	118,053	5,559
*	Alcatel-Lucent	1,232,609	4,616
	Vallourec SA	28,595	4,502
*	Renault SA	98,880	4,425
	PPR	40,211	4,382
	European Aeronautic
	Defence and
	Space Co. NV	216,186	4,048
^	Hermes International	28,318	3,938
	Accor SA	76,056	3,642
	Cap Gemini SA	77,747	3,602

35

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Technip SA	54,450	3,416
	Christian Dior SA	33,323	3,323
	SES SA	151,114	3,274
	Suez Environnement Co.	141,033	3,134
	STMicroelectronics NV	357,955	2,873
	Sodexo	49,409	2,822
	Lagardere SCA	61,886	2,796
*	Peugeot SA	79,659	2,595
*	Natixis	457,318	2,569
	Publicis Groupe	61,722	2,345
	Casino Guichard
	Perrachon SA	28,782	2,287
	Thales SA	46,885	2,272
	SCOR SE	86,931	2,212
	Dassault Systemes SA	34,273	1,978
	Klepierre	47,547	1,971
	CNP Assurances	19,437	1,878
	Eutelsat Communications	51,834	1,648
	Safran SA	97,896	1,579
	Legrand SA	54,900	1,489
*	Cie Generale de
	Geophysique-Veritas	75,143	1,488
	Neopost SA	16,352	1,431
	Bureau Veritas SA	25,521	1,405
	Fonciere Des Regions	12,162	1,340
	Aeroports de Paris	15,504	1,177
^	Eiffage SA	21,522	1,172
*	Atos Origin SA	23,866	1,117
	ICADE	10,405	1,095
*	Air France-KLM	71,004	1,089
	Gecina SA	9,831	1,046
	Imerys SA	17,873	980
	Societe BIC SA	13,917	966
	Societe Television
	Francaise 1	60,716	953
	Iliad SA	8,493	920
	Eurazeo	14,439	908
^	Societe Des Autoroutes
	Paris-Rhin-Rhone	11,880	892
^	Eramet	2,738	853
	M6-Metropole Television	33,672	811
	PagesJaunes Groupe	64,527	791
	BioMerieux	7,091	787
*	JC Decaux SA	34,995	708
	Ipsen SA	13,169	671
			551,033
Germany (8.0%)
	Siemens AG	434,617	39,275
	E.ON AG	1,004,146	38,484
	Bayer AG	403,756	28,013
	Allianz SE	239,319	27,432
	BASF SE	487,631	26,103
	Deutsche Bank AG	312,796	22,725
	Daimler AG	424,458	20,617
	SAP AG	453,278	20,531
	Deutsche Telekom AG	1,497,883	20,469

	RWE AG	221,247	19,406
	Muenchener
	Rueckversicherungs AG	108,978	17,242
	Bayerische Motoren
	Werke AG	176,360	8,627
	Deutsche Boerse AG	103,814	8,408
	Linde AG	79,898	8,386
^	Volkswagen AG	47,180	7,672
	Deutsche Post AG	445,662	7,540
	ThyssenKrupp AG	177,174	5,707
	Volkswagen AG Pfd.	55,684	5,548
	Fresenius Medical
	Care AG & Co. KGaA	101,484	4,925
	Adidas AG	102,452	4,744
	MAN SE	56,239	4,631
	HeidelbergCement AG	74,247	4,441
	K&S AG	79,200	4,323
	Henkel AG & Co. KGaA	93,533	4,260
*	Commerzbank AG	372,170	3,876
	Porsche Automobil
	Holding SE	46,942	3,591
	Metro AG	59,327	3,293
	Merck KGaA	34,542	3,247
	Beiersdorf AG	46,186	2,845
	Henkel AG & Co. KGaA	68,090	2,631
*	Infineon Technologies AG	568,389	2,559
	Daimler AG	51,918	2,504
*,^	QIAGEN NV	120,458	2,498
	Fresenius AG Pfd.	42,217	2,453
	Salzgitter AG	20,481	1,841
	Deutsche Lufthansa AG	119,198	1,841
	Hochtief AG	21,748	1,641
	RWE AG	20,381	1,599
	GEA Group AG	81,591	1,540
*	Hannover
	Rueckversicherung AG	31,573	1,423
*	Deutsche Postbank AG	45,887	1,421
	Wacker Chemie AG	8,171	1,174
	Celesio AG	44,012	1,092
^	Solarworld AG	43,865	949
	Fraport AG Frankfurt
	Airport Services
	Worldwide	19,389	913
	Bayerische Motoren
	Werke AG	26,454	870
*	United Internet AG	66,375	864
	Puma AG Rudolf
	Dassler Sport	2,820	864
	Fresenius SE	14,761	735
	Suedzucker AG	34,735	718
*,^	TUI AG	72,871	505
	Hamburger Hafen
	und Logistik AG	12,885	502
			409,498

36

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
Greece (0.7%)
*	National Bank of Greece SA	295,503	10,804
*	Alpha Bank AE	191,868	3,699
	OPAP SA	119,276	3,036
*	Piraeus Bank SA	158,483	2,732
*	EFG Eurobank Ergasias SA	168,898	2,675
	Coca Cola Hellenic
	Bottling Co. SA	95,412	2,487
	Bank of Cyprus
	Public Co. Ltd.	291,053	2,303
	Hellenic
	Telecommunications
	Organization SA	94,532	1,590
	Marfin Investment
	Group SA	331,680	1,322
*	Public Power Corp. SA	60,578	1,236
	Titan Cement Co. SA	30,015	1,037
*	National Bank of
	Greece SA ADR	133,031	967
	Hellenic
	Telecommunications
	Organization SA ADR	70,727	600
	Hellenic Petroleum SA	47,884	580
			35,068
Hong Kong (2.4%)
	Sun Hung Kai
	Properties Ltd.	745,996	11,302
	Hong Kong Exchanges
	and Clearing Ltd.	540,169	9,508
	Cheung Kong Holdings Ltd.	735,083	9,329
	Hutchison Whampoa Ltd.	1,120,734	7,866
	CLP Holdings Ltd.	1,087,334	7,287
	Hang Seng Bank Ltd.	401,215	5,668
	Hong Kong & China
	Gas Co. Ltd.	2,104,584	5,063
	Swire Pacific Ltd.	406,182	4,950
	Li & Fung Ltd.	1,182,460	4,918
	BOC Hong Kong
	Holdings Ltd.	1,956,454	4,504
	Hang Lung Properties Ltd.	1,100,085	4,157
	Henderson Land
	Development Co. Ltd.	569,067	4,023
	Wharf Holdings Ltd.	732,803	3,959
	Esprit Holdings Ltd.	594,118	3,955
	Hongkong Electric
	Holdings Ltd.	734,751	3,929
	New World
	Development Ltd.	1,341,921	2,888
	Bank of East Asia Ltd.	787,925	2,764
	MTR Corp.	759,433	2,690
	Link REIT	1,163,439	2,620
	Hang Lung Group Ltd.	412,850	2,070
	Kerry Properties Ltd.	368,496	2,055
	Sino Land Co. Ltd.	878,845	1,672
	Wheelock & Co. Ltd.	481,925	1,548
	Shangri-La Asia Ltd.	696,171	1,339

*	Cathay Pacific Airways Ltd.	642,988	1,042
	Yue Yuen Industrial
	Holdings Ltd.	362,981	1,012
	Hysan
	Development Co. Ltd.	342,350	1,011
	Hopewell Holdings Ltd.	311,298	979
	Wing Hang Bank Ltd.	97,359	945
*	Foxconn International
	Holdings Ltd.	1,065,324	936
	Cheung Kong Infrastructure
	Holdings Ltd.	245,143	872
	NWS Holdings Ltd.	450,502	855
	ASM Pacific Technology Ltd. 96,533		750
*,^	Mongolia Energy Co. Ltd.	1,587,167	667
	Television Broadcasts Ltd.	139,077	657
	Orient Overseas
	International Ltd.	123,298	602
	Chinese Estates
	Holdings Ltd.	349,187	599
	Lifestyle International
	Holdings Ltd.	283,513	456
	PCCW Ltd.	1,808,391	444
	Hong Kong Aircraft
	Engineering Co. Ltd.	32,023	378
			122,269
Ireland (0.3%)
	CRH PLC	364,654	8,942
	Kerry Group PLC Class A	73,452	2,177
*	Elan Corp. PLC	264,011	1,383
*	Ryanair Holdings PLC ADR	29,406	802
*	Ryanair Holdings PLC	45,002	196
			13,500
Italy (3.6%)
	ENI SPA	1,375,249	34,060
*	UniCredit SPA	7,522,395	25,202
	Enel SPA	3,477,054	20,689
*	Intesa Sanpaolo SPA	4,080,630	17,173
	Assicurazioni Generali SPA	618,875	15,583
	Telecom Italia SPA	5,341,565	8,486
*	Fiat SPA	405,478	6,037
	Tenaris SA	252,116	4,487
	Unione di Banche
	Italiane SCPA	306,279	4,375
	Saipem SPA	141,328	4,170
^	Snam Rete Gas SPA	798,706	3,874
	Finmeccanica SPA	215,815	3,621
	Telecom Italia SPA RNC	3,207,092	3,529
	Atlantia SPA	135,031	3,193
	Mediobanca SPA	247,797	3,161
*	Banco Popolare SC	335,154	2,911
	Terna Rete Elettrica
	Nazionale SPA	680,458	2,698
	Parmalat SPA	887,271	2,459
	Mediaset SPA	370,697	2,407
	Banca Monte dei Paschi
	di Siena SPA	1,150,336	2,186

37

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Intesa Sanpaolo SPA	489,184	1,595
	Banca Popolare di
	Milano Scarl	207,490	1,544
*	Luxottica Group SPA	60,706	1,478
	A2A SPA	573,678	1,058
^	Banca Carige SPA	337,896	953
	Prysmian SPA	52,263	919
*	Pirelli & C SPA	1,377,245	774
	Exor SPA	36,972	729
^	Mediolanum SPA	110,698	702
*	Autogrill SPA	53,991	607
	Fondiaria-Sai SPA	32,504	592
*	Unipol Gruppo
	Finanziario SPA	386,419	560
^	Italcementi SPA	36,131	520
^	Lottomatica SPA	24,089	513
	Saras SPA	148,992	484
	ACEA SPA	38,926	455
			183,784
Japan (21.0%)
	Toyota Motor Corp.	1,457,190	57,525
	Honda Motor Co. Ltd.	872,418	26,946
	Mitsubishi UFJ Financial
	Group Inc.	4,922,489	26,219
	Canon Inc.	563,841	21,258
	Sumitomo Mitsui Financial
	Group Inc.	479,502	16,298
	Takeda
	Pharmaceutical Co. Ltd.	395,471	15,816
	Tokyo Electric
	Power Co. Inc.	641,523	15,769
	Sony Corp.	530,038	15,651
	Mitsubishi Corp.	715,985	15,179
	Panasonic Corp.	1,033,697	14,591
	Nomura Holdings Inc.	1,880,265	13,253
	Nintendo Co. Ltd.	52,463	13,159
	Mizuho Financial
	Group Inc.	6,630,415	13,078
	Mitsui & Co. Ltd.	913,552	11,998
	Toshiba Corp.	2,072,047	11,842
	NTT DoCoMo Inc.	8,104	11,753
	East Japan Railway Co.	179,373	11,487
	Shin-Etsu Chemical Co. Ltd.	216,559	11,484
	Nippon Telegraph
	& Telephone Corp.	273,731	11,295
	Nippon Steel Corp.	2,693,221	10,275
	Komatsu Ltd.	503,287	9,812
	Tokio Marine Holdings Inc.	381,558	9,757
	Nissan Motor Co. Ltd.	1,316,002	9,523
	Mitsubishi Estate Co. Ltd.	624,352	9,431
	Softbank Corp.	398,826	9,398
	Seven & I Holdings Co. Ltd.	406,093	8,890
	Astellas Pharma Inc.	239,178	8,807
	Kansai Electric
	Power Co. Inc.	402,430	8,695
	JFE Holdings Inc.	259,936	8,467
Fanuc Ltd.	101,843	8,459
KDDI Corp.	1,540	8,174
Chubu Electric
Power Co. Inc.	351,516	7,848
Mitsubishi Electric Corp.	1,021,383	7,770
FUJIFILM Holdings Corp.	256,962	7,305
Kirin Holdings Co. Ltd.	442,650	7,225
Kyocera Corp.	85,938	7,209
Mitsui Fudosan Co. Ltd.	440,935	7,134
Denso Corp.	256,881	7,019
Daiichi Sankyo Co. Ltd.	355,931	6,953
Japan Tobacco Inc.	2,366	6,638
Kao Corp.	285,306	6,355
Fujitsu Ltd.	987,884	5,817
Sumitomo Corp.	595,137	5,777
Hitachi Ltd.	1,785,404	5,765
Mitsubishi Heavy
Industries Ltd.	1,603,910	5,672
Sharp Corp.	526,373	5,616
Murata
Manufacturing Co. Ltd.	112,280	5,478
Bridgestone Corp.	324,323	5,348
Central Japan Railway Co.	793	5,283
Secom Co. Ltd.	112,120	5,231
Mitsui Sumitomo
Insurance Group
Holdings Inc.	222,795	5,186
Tokyo Electron Ltd.	90,359	5,083
ITOCHU Corp.	790,088	4,994
Nidec Corp.	57,315	4,839
Ricoh Co. Ltd.	353,278	4,801
Tokyo Gas Co. Ltd.	1,210,831	4,797
Sumitomo Electric
Industries Ltd.	395,231	4,796
Hoya Corp.	216,802	4,771
Eisai Co. Ltd.	132,184	4,694
Tohoku Electric
Power Co. Inc.	228,254	4,687
Terumo Corp.	88,764	4,672
Sumitomo Metal
Industries Ltd.	1,762,511	4,503
Daiwa Securities Group Inc.	853,285	4,491
Asahi Glass Co. Ltd.	532,764	4,488
Suzuki Motor Corp.	185,387	4,486
Kubota Corp.	574,607	4,465
Sumitomo Metal
Mining Co. Ltd.	278,232	4,400
Keyence Corp.	21,962	4,360
Marubeni Corp.	870,304	4,306
Daikin Industries Ltd.	123,284	4,179
Fast Retailing Co. Ltd.	25,290	4,163
Kyushu Electric
Power Co. Inc.	198,494	4,053
Toray Industries Inc.	703,818	4,010
Sumitomo Trust &
Banking Co. Ltd.	747,606	3,895

38

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Sumitomo Realty &
	Development Co. Ltd.	202,032	3,831
	Dai Nippon Printing Co. Ltd.	295,162	3,698
	ORIX Corp.	56,136	3,626
	Asahi Breweries Ltd.	204,347	3,613
	Olympus Corp.	114,728	3,581
	INPEX Corp.	437	3,569
	TDK Corp.	61,700	3,547
	Mitsui OSK Lines Ltd.	604,157	3,508
	Osaka Gas Co. Ltd.	1,022,304	3,422
	Rohm Co. Ltd.	51,529	3,417
	Shionogi & Co. Ltd.	156,475	3,375
	Shiseido Co. Ltd.	184,617	3,371
	Ajinomoto Co. Inc.	352,744	3,311
	Asahi Kasei Corp.	666,368	3,302
	Sumitomo
	Chemical Co. Ltd.	828,452	3,301
	SMC Corp.	28,576	3,264
	Nippon Oil Corp.	656,941	3,237
	T&D Holdings Inc.	124,789	3,224
	Bank of Yokohama Ltd.	653,741	3,210
	West Japan Railway Co.	900	3,189
	Nikon Corp.	170,141	3,171
	Shizuoka Bank Ltd.	319,030	3,170
	Yamato Holdings Co. Ltd.	206,936	3,053
	Kintetsu Corp.	855,030	3,041
	Resona Holdings Inc.	253,608	3,020
	Aeon Co. Ltd.	337,875	3,014
	NGK Insulators Ltd.	133,553	2,996
	Chugoku Electric
	Power Co. Inc.	146,944	2,974
	Daiwa House
	Industry Co. Ltd.	271,607	2,902
*	NEC Corp.	1,014,265	2,883
*,^	Mitsubishi Motors Corp.	1,898,374	2,808
	Yamada Denki Co. Ltd.	45,946	2,800
	Sompo Japan
	Insurance Inc.	470,002	2,749
	Odakyu Electric
	Railway Co. Ltd.	334,007	2,721
	Hankyu Hanshin
	Holdings Inc.	606,392	2,701
	Toppan Printing Co. Ltd.	296,644	2,651
	Nitto Denko Corp.	87,611	2,646
	Tokyu Corp.	604,993	2,644
	Shikoku Electric Power Co.	93,356	2,627
	Rakuten Inc.	3,835	2,626
	Aisin Seiki Co. Ltd.	102,156	2,597
	Toyota Industries Corp.	95,363	2,583
	Panasonic Electric
	Works Co. Ltd.	201,312	2,541
	Chiba Bank Ltd.	404,113	2,492
	Ibiden Co. Ltd.	68,372	2,448
	Kobe Steel Ltd.	1,329,855	2,417
	Konica Minolta
	Holdings Inc.	253,872	2,385
	Mitsubishi Chemical
	Holdings Corp.	638,141	2,370
	Tobu Railway Co. Ltd.	432,610	2,366
	Sekisui House Ltd.	271,634	2,349
	Chugai
	Pharmaceutical Co. Ltd.	119,782	2,343
	Yahoo! Japan Corp.	7,566	2,319
	Hokuriku Electric Power Co.	99,830	2,276
	Nippon Building Fund Inc.
	Class A	274	2,246
*,^	Sanyo Electric Co. Ltd.	905,445	2,244
	Electric Power
	Development Co. Ltd.	71,413	2,202
	JS Group Corp.	134,134	2,189
	Nippon Yusen KK	592,420	2,187
	Ono Pharmaceutical Co. Ltd.	45,275	2,150
	Nippon Mining Holdings Inc.	470,500	2,099
	JGC Corp.	108,308	2,070
	Unicharm Corp.	21,467	2,057
	OJI Paper Co. Ltd.	457,405	1,991
	Japan Steel Works Ltd.	179,787	1,983
	Keio Corp.	310,350	1,954
	NTT Data Corp.	678	1,951
	Nippon Electric
	Glass Co. Ltd.	181,082	1,950
	Makita Corp.	58,396	1,935
	Chuo Mitsui Trust
	Holdings Inc.	529,689	1,934
	Kawasaki Heavy
	Industries Ltd.	770,883	1,926
	Nipponkoa
	Insurance Co. Ltd.	352,292	1,918
	Dentsu Inc.	89,525	1,918
	Kuraray Co. Ltd.	185,455	1,915
	Hokkaido Electric
	Power Co. Inc.	98,659	1,900
	Trend Micro Inc.	54,817	1,897
	Nippon Express Co. Ltd.	460,697	1,886
	Kurita Water Industries Ltd.	61,069	1,868
	Keihin Electric Express
	Railway Co. Ltd.	232,998	1,855
	Japan Real Estate
	Investment Corp. Class A	231	1,843
	Advantest Corp.	82,917	1,831
	Oriental Land Co. Ltd.	26,766	1,814
	JSR Corp.	92,998	1,814
	Isetan Mitsukoshi
	Holdings Ltd.	186,990	1,792
	Omron Corp.	105,170	1,771
	Mazda Motor Corp.	777,844	1,755
	Daito Trust
	Construction Co. Ltd.	41,233	1,714
	Benesse Corp.	38,614	1,703
*,^	GS Yuasa Corp.	190,841	1,644
	Taiyo Nippon Sanso Corp.	147,079	1,633
	Hirose Electric Co. Ltd.	15,497	1,597

39

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	SBI Holdings Inc.	8,653	1,590
	Sankyo Co. Ltd.	27,791	1,587
	Nitori Co. Ltd.	19,426	1,580
	Toyota Tsusho Corp.	109,594	1,567
	Mitsubishi Materials Corp.	593,200	1,564
	Kyowa Hakko Kirin Co. Ltd.	134,213	1,551
	Mitsubishi Tanabe
	Pharma Corp.	117,447	1,499
	Lawson Inc.	33,428	1,494
	Joyo Bank Ltd.	339,580	1,494
	Bank of Kyoto Ltd.	161,084	1,462
	Fukuoka Financial
	Group Inc.	398,715	1,458
*	MEIJI Holdings Co. Ltd.	35,628	1,451
	Stanley Electric Co. Ltd.	73,702	1,443
	NSK Ltd.	247,789	1,440
	Teijin Ltd.	482,577	1,418
	Hokuhoku Financial
	Group Inc.	648,198	1,405
	Showa Denko KK	726,462	1,398
	Sega Sammy Holdings Inc.	97,107	1,379
	Sumitomo Heavy
	Industries Ltd.	302,593	1,373
	Yakult Honsha Co. Ltd.	52,294	1,362
	Hitachi Construction
	Machinery Co. Ltd.	58,324	1,359
	Brother Industries Ltd.	119,196	1,357
	Sekisui Chemical Co. Ltd.	224,187	1,356
	Ube Industries Ltd.	525,726	1,355
	Isuzu Motors Ltd.	639,628	1,352
	Nippon Paper Group Inc.	50,841	1,349
	Suzuken Co. Ltd.	38,022	1,346
	Santen
	Pharmaceutical Co. Ltd.	39,108	1,342
	Shimano Inc.	35,083	1,342
	TonenGeneral Sekiyu KK	146,647	1,338
	Yamaha Motor Co. Ltd.	112,102	1,335
*	IHI Corp.	696,514	1,328
	Nisshin Seifun Group Inc.	99,364	1,325
	Toyo Seikan Kaisha Ltd.	78,068	1,312
	Sony Financial Holdings Inc.	456	1,309
	Nissin Foods
	Holdings Co., Ltd.	37,045	1,307
	Fuji Heavy Industries Ltd.	329,097	1,286
	Obayashi Corp.	334,606	1,264
	Furukawa Electric Co. Ltd.	333,035	1,263
	Toyo Suisan Kaisha Ltd.	47,962	1,255
	Toho Gas Co. Ltd.	241,328	1,251
	Hachijuni Bank Ltd.	210,718	1,247
	Chugoku Bank Ltd.	91,872	1,241
	Hisamitsu
	Pharmaceutical Co. Inc.	35,540	1,222
	Taisho
	Pharmaceutical Co. Ltd.	66,888	1,219
*	Elpida Memory Inc.	92,447	1,208
	J Front Retailing Co. Ltd.	254,489	1,206
All Nippon Airways Co. Ltd.	432,083	1,206
Sumco Corp.	62,308	1,189
Sojitz Corp.	642,527	1,186
Shimizu Corp.	309,217	1,186
Jupiter
Telecommunications
Co. Ltd.	1,296	1,185
Nomura Research
Institute Ltd.	53,847	1,164
Seiko Epson Corp.	74,750	1,156
Kawasaki Kisen Kaisha Ltd.	315,598	1,150
Iyo Bank Ltd.	127,405	1,149
Aioi Insurance Co. Ltd.	257,955	1,136
Hitachi Chemical Co. Ltd.	56,816	1,128
Nippon Meat Packers Inc.	96,196	1,128
Shimamura Co. Ltd.	11,780	1,126
THK Co. Ltd.	64,771	1,119
Mediceo Paltac
Holdings Co. Ltd.	79,671	1,113
Tsumura & Co.	32,314	1,112
Amada Co. Ltd.	180,225	1,103
Mitsui Chemicals Inc.	319,434	1,097
JTEKT Corp.	103,599	1,094
Gunma Bank Ltd.	208,775	1,088
Namco Bandai Holdings Inc.	105,837	1,082
Daihatsu Motor Co. Ltd.	103,834	1,062
77 Bank Ltd.	184,118	1,060
Takashimaya Co. Ltd.	156,833	1,057
Yamaguchi Financial
Group Inc.	110,101	1,052
Mitsui Engineering &
Shipbuilding Co. Ltd.	406,192	1,052
Kajima Corp.	441,858	1,035
Kamigumi Co. Ltd.	137,669	1,034
Kaneka Corp.	158,457	1,032
Yaskawa Electric Corp.	130,521	1,027
Hiroshima Bank Ltd.	264,863	1,016
Suruga Bank Ltd.	112,201	1,014
Nippon Sheet Glass Co. Ltd.	343,874	1,013
Yokogawa Electric Corp.	124,014	1,005
Mizuho Securities Co. Ltd.	289,124	998
Taisei Corp.	506,933	995
Kikkoman Corp.	85,761	993
Showa Shell Sekiyu KK	100,659	991
Toyoda Gosei Co. Ltd.	35,266	989
Tokyu Land Corp.	241,597	974
Mitsubishi Rayon Co. Ltd.	276,743	956
Ushio Inc.	60,742	955
Tokuyama Corp.	151,746	954
Mitsubishi Gas
Chemical Co. Inc.	205,422	948
Aeon Mall Co. Ltd.	44,975	942
NTN Corp.	247,182	933
Kansai Paint Co. Ltd.	110,229	933
FamilyMart Co. Ltd.	31,281	932
Shimadzu Corp.	134,465	931

40

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	NGK Spark Plug Co. Ltd.	82,105	931
	Mitsubishi UFJ Lease &
	Finance Co. Ltd.	31,234	930
^	Oracle Corp. Japan	21,029	927
^	Casio Computer Co. Ltd.	126,084	925
	Toho Co. Ltd.	61,543	925
	Konami Corp.	50,699	922
	Nomura Real Estate Office
	Fund Inc. Class A	149	921
	Dainippon Sumitomo
	Pharma Co. Ltd.	88,427	919
	Credit Saison Co. Ltd.	82,127	918
	Nishi-Nippon City Bank Ltd.	368,805	912
	Mitsumi Electric Co. Ltd.	45,191	912
	Rinnai Corp.	20,734	911
	Nissan Chemical
	Industries Ltd.	70,566	909
	Denki Kagaku Kogyo KK	245,170	899
	Citizen Holdings Co. Ltd.	156,839	882
	Sumitomo Rubber
	Industries Ltd.	95,529	881
	Yamaha Corp.	85,213	880
	Idemitsu Kosan Co. Ltd.	11,845	869
	Square Enix
	Holdings Co., Ltd.	34,566	860
	Keisei Electric
	Railway Co. Ltd.	150,051	844
	Cosmo Oil Co. Ltd.	319,056	838
	Alfresa Holdings Corp.	19,370	837
	Japan Retail Fund
	Investment Corp. Class A	178	837
	Daicel Chemical
	Industries Ltd.	138,294	835
	Dowa Holdings Co., Ltd.	141,480	826
	TOTO Ltd.	138,912	823
	NOK Corp.	61,972	822
*	Mitsui Mining &
	Smelting Co. Ltd.	318,807	821
	Nomura Real Estate
	Holdings Inc.	50,688	807
	Hitachi Metals Ltd.	84,550	807
	Asics Corp.	88,245	787
	USS Co. Ltd.	12,882	779
	Yamazaki Baking Co. Ltd.	62,482	767
*	Mizuho Trust &
	Banking Co. Ltd.	797,240	760
*	McDonald’s
	Holdings Co. Japan Ltd.	37,569	759
	Minebea Co. Ltd.	180,742	758
	Tosoh Corp.	281,121	756
	Mabuchi Motor Co. Ltd.	15,754	754
	Tokyo Tatemono Co. Ltd.	156,918	748
	Seven Bank Ltd.	303	740
^	Sapporo Holdings Ltd.	141,398	738
	Yamato Kogyo Co. Ltd.	24,470	734
	UNY Co. Ltd.	97,803	726
	Japan Petroleum
	Exploration Co.	14,275	713
	Marui Group Co. Ltd.	122,533	704
	NHK Spring Co. Ltd.	88,840	694
	Mitsubishi Logistics Corp.	63,075	686
	Japan Prime Realty
	Investment Corp. Class A	313	682
	Toyota Boshoku Corp.	32,623	680
*,^	Shinsei Bank Ltd.	510,072	665
	Hakuhodo DY Holdings Inc.	13,030	654
	Tokyo Steel
	Manufacturing Co. Ltd.	49,843	653
	Nisshin Steel Co. Ltd.	383,021	639
	Hitachi
	High-Technologies Corp.	38,159	632
	Nisshinbo Holdings Inc.	64,267	632
*,^	Japan Airlines Corp.	483,976	627
	Coca-Cola West Co. Ltd.	31,986	594
	Fuji Electric
	Holdings Co. Ltd.	315,994	587
	Obic Co. Ltd.	3,395	574
*	Senshu Ikeda Holdings Inc.	167,400	573
	Taiheiyo Cement Corp.	471,239	547
	Canon Marketing Japan Inc.	33,202	538
	Kinden Corp.	65,160	529
	Ito En Ltd.	31,352	527
	NTT Urban
	Development Corp.	650	522
^	Matsui Securities Co. Ltd.	70,846	510
	Shinko Electric
	Industries Co. Ltd.	33,360	497
	Sapporo Hokuyo
	Holdings Inc.	145,618	492
	DIC Corp.	286,542	469
	Hino Motors Ltd.	126,237	467
	Daido Steel Co. Ltd.	137,025	466
^	Dena Co. Ltd.	130	449
*	Aozora Bank Ltd.	360,543	426
	Jafco Co. Ltd.	15,236	410
	Otsuka Corp.	7,658	404
	Itochu Techno-Solutions Corp.	14,176	390
	Nissay Dowa General
	Insurance Co. Ltd.	83,843	372
	Aeon Credit Service Co. Ltd.	38,115	367
	Onward Holdings Co. Ltd.	58,860	365
	ABC-Mart Inc.	11,942	346
	Leopalace21 Corp.	62,059	336
	Maruichi Steel Tube Ltd.	17,961	335
	Fuji Media Holdings Inc.	226	332
	Tokyo Broadcasting System
	Holdings Inc.	18,112	270
^	Acom Co. Ltd.	19,381	248
	Hikari Tsushin Inc.	12,491	234
^	OSAKA Titanium
	Technologies Co.	8,824	234
^	Promise Co. Ltd.	36,026	229
			1,078,071

41

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
Netherlands (2.5%)
	Unilever NV	860,494	26,514
	Koninklijke KPN NV	908,763	16,484
*	ING Groep NV	1,038,579	13,516
	Koninklijke Philips
	Electronics NV	512,741	12,880
	Koninklijke Ahold NV	631,031	7,949
	Akzo Nobel NV	122,094	7,209
	ASML Holding NV	222,699	6,006
*	Aegon NV	820,240	5,830
	Heineken NV	129,702	5,733
	TNT NV	196,308	5,206
	Reed Elsevier NV	385,564	4,493
	Koninklijke DSM NV	80,887	3,544
	Wolters Kluwer NV	147,406	3,286
	Heineken Holding NV	57,298	2,229
*	Randstad Holding NV	53,281	2,022
	Fugro NV	34,121	1,900
	Corio NV	27,818	1,886
	SBM Offshore NV	79,004	1,513
	Koninklijke Boskalis
	Westminster NV	29,166	1,024
	ASML Holding NV	5,442	147
*	Aegon NV	549	4
			129,375
New Zealand (0.1%)
	Fletcher Building Ltd.	322,740	1,906
	Telecom Corp. of
	New Zealand Ltd.	955,756	1,726
	Sky City Entertainment
	Group Ltd.	320,936	793
	Contact Energy Ltd.	147,256	656
	Auckland International
	Airport Ltd.	419,762	604
			5,685
Norway (0.7%)
	StatoilHydro ASA	592,328	13,958
*	Telenor ASA	445,905	5,749
*	DnB NOR ASA	385,652	4,418
	Orkla ASA	411,866	3,808
	Yara International ASA	99,640	3,294
*	Seadrill Ltd.	146,899	3,051
*	Norsk Hydro ASA	359,865	2,358
*,^	Renewable
	Energy Corp. AS	173,164	1,031
			37,667
Portugal (0.3%)
	EDP - Energias de
	Portugal SA	974,845	4,311
	Portugal Telecom SGPS SA	305,651	3,494
	Banco Espirito Santo SA	274,699	2,027
	Banco Comercial
	Portugues SA	1,230,952	1,755
	Galp Energia SGPS SA
	Class B	80,813	1,361

*	EDP Renovaveis SA	115,000	1,146
	Jeronimo Martins SGPS SA	113,047	1,007
	Cimpor Cimentos de
	Portugal SGPS SA	123,567	963
	Brisa Auto-Estradas de
	Portugal SA	94,001	929
			16,993
Singapore (1.4%)
	Singapore
	Telecommunications Ltd.	4,196,756	8,703
	DBS Group Holdings Ltd.	906,401	8,301
	United Overseas Bank Ltd.	643,467	7,713
	Oversea-Chinese Banking
	Corp. Ltd.	1,316,392	7,094
	CapitaLand Ltd.	1,351,559	3,919
	Keppel Corp. Ltd.	674,329	3,876
	Wilmar International Ltd.	669,855	2,953
	Singapore Airlines Ltd.	286,586	2,748
	Singapore Exchange Ltd.	445,227	2,523
	Singapore Press
	Holdings Ltd.	828,315	2,268
*	Genting Singapore PLC	2,477,874	1,893
	City Developments Ltd.	259,765	1,820
	Singapore Technologies
	Engineering Ltd.	714,732	1,440
	Fraser and Neave Ltd.	506,895	1,380
	CapitaMall Trust	1,178,048	1,323
	Noble Group Ltd.	721,930	1,319
	Olam International Ltd.	642,158	1,233
	SembCorp Industries Ltd.	522,174	1,230
	Jardine Cycle &
	Carriage Ltd.	68,399	1,123
	ComfortDelgro Corp. Ltd.	1,020,862	1,109
*	Golden Agri-Resources Ltd.	3,685,270	1,109
	SembCorp Marine Ltd.	453,303	1,106
	Ascendas Real Estate
	Investment Trust	781,017	1,015
	UOL Group Ltd.	289,982	692
	Neptune Orient Lines Ltd.	443,512	494
	StarHub Ltd.	290,895	390
	Cosco Corp. Singapore Ltd.	489,430	387
*	Golden Agri-Resources Ltd.
	Warrants Exp. 07/23/2012	188,439	16
			69,177
Spain (4.8%)
	Banco Santander SA	4,308,033	69,326
	Telefonica SA	2,195,225	61,305
	Banco Bilbao Vizcaya
	Argentaria SA	1,880,815	33,620
	Iberdrola SA	1,942,663	17,598
	Repsol YPF SA	386,023	10,276
^	Inditex SA	114,932	6,746
^	Banco Popular Espanol SA	462,428	4,119
^	ACS Actividades de
	Construccion y
	Servicios SA	76,474	3,672

42

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
^	Banco de Sabadell SA	481,574	3,251
	Abertis Infraestructuras SA	150,209	3,194
	Red Electrica Corp. SA	58,443	3,019
	Gas Natural SDG SA	117,149	2,354
	Criteria Caixacorp SA	438,999	2,140
	Enagas	97,871	2,013
	Iberdrola Renovables SA	443,220	1,970
	Gamesa Corp.
	Tecnologica SA	95,636	1,748
	Acciona SA	13,336	1,624
	Mapfre SA	374,646	1,605
^	Bankinter SA	148,768	1,568
	Acerinox SA	73,698	1,466
	Zardoya Otis SA	69,516	1,395
^	Grupo Ferrovial SA	29,465	1,221
	Indra Sistemas SA	51,375	1,208
	Telefonica SA ADR	13,855	1,163
	Grifols SA	66,706	1,078
	Cintra Concesiones de
	Infraestructuras
	de Transporte SA	104,527	1,075
^	Banco de Valencia SA	111,251	943
	Fomento de Construcciones
	y Contratas SA	19,945	811
^	Sacyr Vallehermoso SA	47,779	723
*	Iberia Lineas Aereas
	de Espana	245,552	677
	Gestevision Telecinco SA	51,522	532
			243,440
Sweden (2.6%)
	Nordea Bank AB	1,703,203	18,281
	Telefonaktiebolaget LM
	Ericsson Class B	1,578,733	16,494
	Hennes & Mauritz AB
	Class B	269,614	15,315
	TeliaSonera AB	1,183,714	7,846
	Svenska
	Handelsbanken AB
	Class A	259,474	6,705
	Sandvik AB	533,920	5,898
	Volvo AB Class B	576,952	5,464
*	Skandinaviska Enskilda
	Banken AB Class A	808,044	4,894
	Atlas Copco AB Class A	358,889	4,812
	Investor AB Class B	242,453	4,290
	Svenska Cellulosa AB
	Class B	300,424	4,128
	SKF AB	208,956	3,309
	Skanska AB Class B	213,944	3,140
*	Electrolux AB Class B	125,401	3,006
	Assa Abloy AB Class B	164,282	2,871
	Swedish Match AB	134,659	2,764
*	Millicom
	International Cellular SA	39,615	2,544
	Atlas Copco AB Class B	204,662	2,438
	Tele2 AB	160,166	2,335
*	Swedbank AB Class A	263,598	2,271
	Alfa Laval AB	180,173	2,201
	Scania AB Class B	167,245	2,145
	Volvo AB Class A	230,021	2,124
	Getinge AB	105,096	1,958
	Securitas AB Class B	163,221	1,523
	SSAB AB Class A	93,379	1,423
*	Husqvarna AB	213,389	1,344
*	Lundin Petroleum AB	114,903	973
	Holmen AB	27,549	743
	SSAB AB Class B	43,953	615
			133,854
Switzerland (7.9%)
	Nestle SA	1,921,962	89,374
	Roche Holdings AG	371,117	59,439
	Novartis AG	1,117,156	58,175
	Credit Suisse Group AG	594,479	31,779
*	UBS AG	1,863,619	31,075
	ABB Ltd.	1,165,638	21,682
	Zurich Financial
	Services AG	77,833	17,823
	Syngenta AG	51,490	12,192
	Holcim Ltd.	130,642	8,315
	Compagnie Financiere
	Richemont SA	274,994	7,698
	Swiss Reinsurance Co. Ltd.	181,973	7,410
	Swisscom AG	12,773	4,610
	Julius Baer Group Ltd.	111,728	4,206
	Swatch Group AG	16,177	3,777
	Synthes Inc.	31,666	3,757
	Geberit AG	21,391	3,539
	SGS SA	2,512	3,356
	Givaudan SA	4,004	2,972
	Adecco SA	65,916	2,945
*	Actelion Ltd.	52,525	2,895
	Kuehne & Nagel
	International AG	28,200	2,555
	Sonova Holding AG	24,215	2,492
	Baloise Holding AG	26,164	2,240
	Swiss Life Holding AG	15,658	1,876
	Lonza Group AG	23,801	1,851
	Nobel Biocare Holding AG	65,227	1,851
	Schindler Holding AG	25,843	1,767
*	Logitech International SA	95,517	1,630
	Lindt & Spruengli AG	58	1,473
	GAM Holding Ltd.	111,728	1,363
	Pargesa Holding SA	14,065	1,126
	Swatch Group AG	22,673	1,017
	Lindt & Spruengli AG	477	1,004
	Straumann Holding AG	4,112	993
*	Aryzta AG	23,844	936
	Schindler Holding AG	11,351	787
*	Aryzta AG (Ireland Shares)	18,551	718
	BKW FMB Energie AG	6,894	567
*	UBS AG	15,873	263
			403,528

43

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
United Kingdom (21.3%)
	HSBC Holdings PLC	9,146,086	101,065
	BP PLC	9,897,870	92,746
	Vodafone Group PLC	26,091,570	57,501
	GlaxoSmithKline PLC	2,740,664	56,218
	Royal Dutch Shell PLC
	Class B	1,424,015	40,994
	Royal Dutch Shell PLC
	Class A
	(Amsterdam Shares)	1,215,815	36,047
	AstraZeneca PLC	764,802	34,333
	British American
	Tobacco PLC	1,054,524	33,604
	Rio Tinto PLC	724,090	32,012
	BHP Billiton PLC	1,165,818	31,413
	BG Group PLC	1,774,783	30,550
*	Barclays PLC	5,828,466	30,547
	Tesco PLC	4,172,959	27,824
	Standard Chartered PLC	1,061,747	26,047
*	Anglo American PLC	695,420	25,162
	Diageo PLC	1,320,724	21,512
	Unilever PLC	678,156	20,260
	Royal Dutch Shell PLC
	Class A	657,115	19,400
	Reckitt Benckiser
	Group PLC	321,189	15,955
	Imperial Tobacco
	Group PLC	538,768	15,877
*	Xstrata PLC	1,011,094	14,563
	SABMiller PLC	499,820	13,101
	National Grid PLC	1,291,509	12,794
*,^	Lloyds Banking
	Group PLC	8,651,012	12,198
	Prudential PLC	1,330,180	12,083
	Centrica PLC	2,712,796	11,021
	BAE Systems PLC	1,879,695	9,666
	Cadbury PLC	719,251	9,093
	Aviva PLC	1,442,638	9,021
	BT Group PLC	4,078,994	8,741
	Scottish & Southern
	Energy PLC	484,705	8,555
	Tullow Oil PLC	422,214	8,179
	Rolls-Royce Group PLC	975,683	7,195
	Compass Group PLC	980,657	6,219
*	Royal Bank of Scotland
	Group PLC	8,903,321	6,074
	Pearson PLC	429,455	5,837
	WPP PLC	604,072	5,414
	British Sky Broadcasting
	Group PLC	602,959	5,257
	Shire PLC	297,032	5,253
	WM Morrison
	Supermarkets PLC	1,116,575	5,117
	Experian PLC	544,796	4,979
	Reed Elsevier PLC	644,527	4,880
	Old Mutual PLC	2,802,521	4,864
	Marks & Spencer
	Group PLC	836,705	4,686
	Man Group PLC	908,122	4,593
	Kingfisher PLC	1,238,529	4,527
	Land Securities Group PLC	402,005	4,350
	Smith & Nephew PLC	470,022	4,155
	Capita Group PLC	331,836	4,145
	Standard Life PLC	1,162,628	4,145
	Legal & General
	Group PLC	3,131,117	4,018
	Vodafone Group PLC ADR	163,378	3,625
	RSA Insurance Group PLC	1,779,605	3,527
	British Land Co. PLC	446,475	3,448
	International Power PLC	817,345	3,393
	J Sainsbury PLC	621,335	3,353
*	Cairn Energy PLC	73,897	3,187
	Cable & Wireless PLC	1,330,269	3,156
^	Randgold Resources Ltd.	47,330	3,120
	Next PLC	103,069	3,024
*	Wolseley PLC	148,989	3,014
	Smiths Group PLC	203,760	2,974
	G4S PLC	661,211	2,734
	United Utilities Group PLC	367,461	2,649
	Carnival PLC	85,175	2,641
	Antofagasta PLC	206,311	2,599
	Johnson Matthey PLC	112,421	2,589
	Vedanta Resources PLC	73,995	2,532
	Associated British
	Foods PLC	186,537	2,526
*	Autonomy Corp. PLC	112,413	2,472
	Hammerson PLC	364,239	2,416
	Sage Group PLC	686,240	2,396
	AMEC PLC	173,770	2,289
	Segro PLC	388,157	2,237
	Home Retail Group PLC	458,038	2,180
	3i Group PLC	503,056	2,165
	Cobham PLC	594,525	2,136
	Serco Group PLC	254,450	2,105
	Rexam PLC	459,425	2,080
	Burberry Group PLC	227,754	2,008
	Kazakhmys PLC	111,861	1,991
	Invensys PLC	421,898	1,950
*	Lonmin PLC	80,892	1,935
	Liberty International PLC	262,109	1,935
	Severn Trent PLC	123,494	1,924
	Whitbread PLC	91,407	1,902
	Bunzl PLC	171,536	1,865
	Eurasian Natural
	Resources Corp.	134,500	1,830
	ICAP PLC	271,588	1,805
	Intercontinental
	Hotels Group PLC	135,321	1,730
	Petrofac Ltd.	108,780	1,674
	Admiral Group PLC	96,962	1,630
	Friends Provident
	Group PLC	1,214,477	1,619

44

Institutional Developed Markets Index Fund

			Market
			Value•
		Shares	($000)
	Investec PLC	219,760	1,569
	Balfour Beatty PLC	357,821	1,556
	Firstgroup PLC	252,426	1,552
	Drax Group PLC	188,302	1,433
	Tomkins PLC	465,216	1,276
	Schroders PLC	68,452	1,231
	Fresnillo PLC	93,635	1,135
	TUI Travel PLC	290,798	1,108
^	London Stock Exchange
	Group PLC	77,119	1,073
^	Ladbrokes PLC	462,238	921
*	Berkeley Group
	Holdings PLC	65,247	911
*,^	British Airways PLC	294,387	874
	Thomas Cook Group PLC	226,071	757
	Carphone Warehouse
	Group PLC	215,372	650
	WPP PLC ADR	12,444	557
*	Resolution Ltd.	367,954	544
			1,093,302
Total Common Stocks
(Cost $4,384,979)			5,116,352
Temporary Cash Investment (3.1%)
Money Market Fund (3.1%)
1,2	Vanguard Market
	Liquidity Fund, 0.225%
	(Cost $158,831)	158,830,717	158,831
Total Investments (103.0%)
(Cost $4,543,810)			5,275,183
Other Assets and Liabilities (–3.0%)
Other Assets			37,947
Liabilities[2]			(190,007)
			(152,060)
Net Assets (100%)
Applicable to 557,760,818 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			5,123,123
Net Asset Value Per Share			$9.19

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	5,635,302
Undistributed Net Investment Income	35,238
Accumulated Net Realized Losses	(1,278,826)
Unrealized Appreciation (Depreciation)
Investment Securities	731,373
Foreign Currencies	36
Net Assets	5,123,123

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $146,674,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $158,831,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

45

Institutional Developed Markets Index Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	236,581
Security Lending	620
Total Income	237,201
Expenses
The Vanguard Group—Note B
Investment Advisory Services	60
Management and Administrative	1,802
Marketing and Distribution	125
Custodian Fees	284
Auditing Fees	36
Shareholders’ Reports and Proxies	17
Trustees’ Fees and Expenses	2
Total Expenses	2,326
Net Investment Income	234,875
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,216,829)
Foreign Currencies	374
Realized Net Gain (Loss)	(1,216,455)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,011,504
Foreign Currencies	36
Change in Unrealized Appreciation (Depreciation)	2,011,540
Net Increase (Decrease) in Net Assets Resulting from Operations	1,029,960

1 Dividends are net of foreign withholding taxes of $8,289,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $201,833,000 and ($1,220,252,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Institutional Developed Markets Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	234,875	137,824
Realized Net Gain (Loss)	(1,216,455)	(51,686)
Change in Unrealized Appreciation (Depreciation)	2,011,540	(2,799,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,029,960	(2,713,498)
Distributions
Net Investment Income	(201,492)	(138,374)
Realized Capital Gain	—	—
Total Distributions	(201,492)	(138,374)
Capital Share Transactions
Issued	1,710,373	2,406,003
Issued in Lieu of Cash Distributions	177,724	118,333
Redeemed[1]	(1,253,927)[2]	(1,123,411)
Net Increase (Decrease) from Capital Share Transactions	634,170	1,400,925
Total Increase (Decrease)	1,462,638	(1,450,947)
Net Assets
Beginning of Period	3,660,485	5,111,432
End of Period[3]	5,123,123	3,660,485

1 The fund collected redemption fees of $0 and $16,000, which were reallocated proportionately to the funds in which the fund invested.
2 Net of redemption fees of $12,000.
3 Net Assets—End of Period includes undistributed net investment income of $35,238,000 and $1,409,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Institutional Developed Markets Index Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.74	$14.79	$12.05	$9.67	$8.35
Investment Operations
Net Investment Income	.473[1]	.357[2]	.323	.229	.200
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.391	(7.011)	2.733	2.380	1.320
Total from Investment Operations	1.864	(6.654)	3.056	2.609	1.520
Distributions
Dividends from Net Investment Income	(.414)	(.396)	(.316)	(.229)	(.200)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.414)	(.396)	(.316)	(.229)	(.200)
Net Asset Value, End of Period	$9.19	$7.74	$14.79	$12.05	$9.67

Total Return[3]	25.40%	–46.12%	25.84%	27.41%	18.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,123	$3,660	$5,111	$3,607	$1,748
Ratio of Total Expenses to
Average Net Assets	0.06%[4]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	5.80%[1]	3.02%	2.25%	1.72%	1.86%
Portfolio Turnover Rate	20%[5]	18%	11%[5]	14%	6%

1 Net investment income per share and the ratio of net investment income to average net assets include $.415 and 4.99%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. Effective in June 2009, the fund’s equity investments are solely in common stocks.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
4 The acquired fund fees and expenses were 0.06% for 2009. Including the acquired fund fees and expenses, the fund’s total operating expenses represented 0.12% of average net assets.
5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the fund’s investment policy to invest directly in individual stocks and reduce the fund’s investments in Vanguard mutual funds.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Institutional Developed Markets Index Fund

Notes to Financial Statements

Vanguard Institutional Developed Markets Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Through June 18, 2009, the fund invested solely in the Vanguard European and Pacific Stock Index Funds. Effective June 19, 2009, the fund’s equity investments are solely in common stocks. The fund’s direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

49

Institutional Developed Markets Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Through June 18, 2009, fees assessed on redemptions of capital shares were reallocated proportionately to the funds in which the fund invested; effective June 19, 2009, such fees are credited to paid-in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. With respect to assets invested in other Vanguard funds through June 18, 2009, the fund’s direct expenses were reduced to the extent of savings realized by the operation of the fund. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $1,092,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,632	5,105,720	—
Temporary Cash Investments	158,831	—	—
Total	169,463	5,105,720	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

50

Institutional Developed Markets Index Fund

During the year ended October 31, 2009, the fund realized net foreign currency gains of $374,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2009, the fund realized gains on the sale of passive foreign investment companies of $72,000, which have been included in the current period’s taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2009, was $8,002,000.

For tax purposes, at October 31, 2009, the fund had $44,260,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,276,283,000 to offset future net capital gains of $8,142,000 through October 31, 2011, and $1,268,141,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $4,554,355,000. Net unrealized appreciation of investment securities for tax purposes was $720,828,000, consisting of unrealized gains of $784,371,000 on securities that had risen in value since their purchase and $63,543,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2009, the fund purchased $5,607,964,000 of investment securities and sold $4,944,711,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	226,147	213,601
Issued in Lieu of Cash Distributions	24,114	8,811
Redeemed	(165,321)	(95,151)
Net Increase (Decrease) in Shares Outstanding	84,940	127,261

G. In September 2009, the fund’s board of trustees approved a plan of reorganization of Vanguard Institutional Developed Markets Index Fund into Vanguard Developed Markets Index Fund. The reorganization does not require shareholder approval. Shares of Vanguard Institutional Developed Markets Index Fund will be exchanged for new Institutional Shares of Vanguard Developed Markets Index Fund. The reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, and to be completed on or around January 22, 2010.

H. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 15, 2009, for potential recognition or disclosure in these financial statements.

51

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Developed Markets Index Fund and Vanguard Institutional Developed Markets Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Developed Markets Index Fund and Vanguard Institutional Developed Markets Index Fund (separate portfolios of Vanguard STAR Funds, hereafter referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 15, 2009

52

Special 2009 tax information (unaudited) for Vanguard Developed Markets Index Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $96,119,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through foreign source income of $81,929,000 and foreign taxes paid of $4,903,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

Special 2009 tax information (unaudited) for Vanguard Institutional Developed Markets Index Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $159,622,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through foreign source income of $133,399,000 and foreign taxes paid of $7,753,000 to shareholders. The pass-through of foreign taxes paid will affect only shareholders on the fund’s dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

53

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Developed Markets Index Fund and
Institutional Developed Markets Index Fund
Periods Ended October 31, 2009

	One	Five	Since
	Year	Years	Inception[1]
Developed Markets Index Fund[2]
Returns Before Taxes	25.23%	4.92%	1.51%
Returns After Taxes on Distributions	24.01	4.31	0.93
Returns After Taxes on Distributions and Sale of Fund Shares	17.05	4.06	1.04

Institutional Developed Markets Index Fund[2]
Returns Before Taxes	25.40%	5.10%	1.57%
Returns After Taxes on Distributions	24.13	4.46	0.96
Returns After Taxes on Distributions and Sale of Fund Shares	17.20	4.20	1.08

1 Inception dates are May 8, 2000, for the Developed Markets Index Fund and June 1, 2000, for the Institutional Developed Markets
Index Fund.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or for the Developed Markets Index Fund, the account service fee that may be applicable to certain accounts with balances below $10,000.

54

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are calculated using each fund’s acquired fund fees and expenses.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Developed Markets Index Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return
Developed Markets	$1,000.00	$1,306.06	$1.45
Institutional Developed Markets	1,000.00	1,307.25	0.76
Based on Hypothetical 5% Yearly Return
Developed Markets	$1,000.00	$1,023.95	$1.28
Institutional Developed Markets	1,000.00	1,024.55	0.66

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month operating expenses for that period represented 0.25% of average net assets for the Developed Markets Index Fund and 0.13% of average net assets for the
Institutional Developed Markets Index Fund. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

55

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the transaction fees or the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

56

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

57

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	Founder
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q2270 122009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2009: $178,000
Fiscal Year Ended October 31, 2008: $111,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2009: $3,354,640
Fiscal Year Ended October 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2009: $876,210
Fiscal Year Ended October 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2009: $423,070
Fiscal Year Ended October 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2009: $0
Fiscal Year Ended October 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2009: $423,070
Fiscal Year Ended October 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2009

VANGUARD STAR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.